UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03421

Exact name of registrant as specified in charter:	The Prudential Variable Contract Account - 10

(The N-CSR is being amended to correct the date of the opinion letter provided to The Prudential Variable Contract Account-10 from the independent registered public accounting firm, KPMG LLP, to February 19, 2020.)

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	12/31/2019

Date of reporting period:	12/31/2019

Item 1 – Reports to Stockholders

The MEDLEY Program

ANNUAL REPORT	December 31, 2019

The report is for the information of persons participating in The Prudential Variable Contract Account-10 (VCA-10), The Prudential Variable Contract Account-11 (VCA-11), and The Prudential Variable Contract Account-24 (VCA-24) (Collectively known as the “Accounts”) of The MEDLEY Program. VCA-10, VCA-11, and VCA-24 are group annuity insurance products issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, and are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC, 655 Broad Street, 19th Floor, Newark, NJ 07102. Both are Prudential Financial companies.

The views expressed in this report and information about the Accounts’ portfolio holdings are for the period covered by this report and are subject to change thereafter.

Please note that this report may include prospectus supplements that are separate from and not a part of this report.

The Prudential MEDLEY Program Table of Contents	Annual Report	December 31, 2019

∎	LETTER TO PARTICIPANTS

∎	MARKET OVERVIEW

∎	REPORT OF THE INVESTMENT MANAGER AND PRESENTATION OF PORTFOLIO HOLDINGS

∎	BENCHMARK GLOSSARY

∎	VCA-10

Financial Statements

∎	VCA-11 AND VCA-24 THE PRUDENTIAL SERIES FUND PORTFOLIOS

Glossary	A1
Conservative Balanced Portfolio	A2
Diversified Bond Portfolio	A38
Equity Portfolio	A71
Flexible Managed Portfolio	A76
Global Portfolio	A110
Government Income Portfolio	A119
Government Money Market Portfolio	A128
Stock Index Portfolio	A132

The Prudential MEDLEY Program Letter to Participants	December 31, 2019

∎	DEAR PARTICIPANT:

At Prudential, our primary objective is to help investors achieve and maintain long-term financial success. This MEDLEY Program annual report outlines our efforts to achieve this goal. We hope you find it informative and useful.

Prudential has been building on a heritage of success for more than 135 years. We believe the array of our products provides a highly attractive value proposition to clients like you who are focused on financial security.

Your financial professional is the best resource to help you make the most informed investment decisions. Together, you can build a diversified investment portfolio that aligns with your long-term financial goals. Please keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Thank you for selecting Prudential as one of your financial partners. We value your trust and appreciate the opportunity to help you achieve financial security.

Sincerely,

Stuart Parker President, The Prudential Variable Contract Account 10	Timothy S. Cronin President, The Prudential Series Fund
January 31, 2020

Market Overview — unaudited	Annual Report	December 31, 2019

Equity Market Overview

US and international stock markets posted stellar returns in 2019 as many central banks, including the Federal Reserve (the Fed), cut interest rates or used other stimuli to spur growth. Although the markets fluctuated sharply at times in reaction to on-again-off-again trade tensions between the US and China, concerns about tariffs subsided later in the year.

In the US, the broad-based S&P 500® Index and Russell 3000® Index returned 31.46% and 31.02%, respectively, for the year. Internationally, the MSCI ACWI Ex-US Index, a broad measure of stock performance in developed and emerging markets outside the US, returned 21.51%. (All returns cited are in US dollars and include dividends.)

Global economic growth slowed, central banks cut rates

During 2019, the pace of global growth slowed and concerns about the economic outlook rose due in part to uncertainties regarding US-China tariffs and other geopolitical factors, which created a drag on manufacturing and export activity. Many central banks responded by loosening monetary policy — in some cases reversing their positions. For example, the Fed, which hiked rates four times in 2018, cut its federal funds rate target three times in 2019 and moved from tapering its balance sheet to expanding it through asset purchases. The European Central Bank, which had been rolling back its bond-buying program in 2018, restarted it to stimulate the eurozone economy.

Although US real gross domestic product (GDP) growth rose 2.1% (annualized) in the third quarter, down from 3.1% in the first quarter, the US economy expanded at a moderate pace. (Fourth-quarter GDP data had not been released when this overview was published.) Corporate earnings, consumer spending, and the labor market were strong, while inflation remained low.

Stock markets rallied, retreated, and rebounded to record highs

Early in the first quarter, stocks rallied as US-China trade negotiations appeared to be progressing, the Fed signaled that it planned to pause from hiking rates unless warranted, the US government’s partial shutdown ended, and corporate earnings rose sharply despite slower growth. The S&P 500 jumped nearly 8.0% in January alone.

Stocks sold off in May as trade-war worries resurfaced. However, equity markets rallied in June in anticipation of possible rate cuts and on hopes for a trade deal. During the first half of 2019, the Fed maintained its interest rate target.

Trade concerns re-emerged in the third quarter amid signs of slowing growth and renewed trade frictions. With inflation below its target, the Fed cut rates in July for the first time since the financial crisis in 2008 as a pre-emptive measure to help sustain the US economy’s expansion and withstand the risk of a global economic slowdown and further drop in business investment.

In August, concerns about tariffs, the growth of China’s industrial output, and the global economy intensified, driving investors toward less-risky investments like US Treasuries. The yield on the 10-year US Treasury note, which moves opposite to its price, briefly dropped below the rate on two-year Treasuries. Although many analysts didn’t interpret this particular “yield curve inversion” as indicative of a looming recession, as they often have in the past, stock prices — particularly in emerging markets — dropped sharply.

Although the Fed cut rates again in September and October to a range of 1.50%-1.75%, Chairman Jerome Powell conveyed that the central bank did not plan to cut rates further unless incoming information required its members to materially reassess their outlook for the economy. As expected, the Fed did not adjust rates through the remainder of the year.

During the fourth quarter, US stock indexes surged to new highs and emerging market stocks rallied amid reports the US and China were moving toward a “phase one” partial trade deal. (The agreement was signed in January 2020 after the reporting period ended.) Eurozone stock markets rose in reaction to improved economic results from Germany. United Kingdom investors were encouraged by the outcome of December elections that many hope will lead to a smoother potential exit of the UK from the European Union.

All S&P 500 sectors rose

The best-performing sectors in the S&P 500 were information technology (+50.3%), communication services (+32.7%), and financials (+32.1%). Next in line were industrials (+29.4%), real estate (+29.0%), consumer discretionary (+27.9%), consumer staples (+27.6%), utilities (+26.4%), materials (+24.6%), health care (+20.8%), and energy (+11.8%).

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Growth outperformed value, large-cap stocks topped small caps

For the year, the Russell 3000® Growth Index returned 35.85%, outperforming the Russell 3000® Value Index, which rose 26.26%. Large-cap stocks, as measured by the Russell 1000® Index, rose 31.43%. The Russell Midcap® Index returned 30.54%, and the small-cap Russell 2000® Index lagged yet still returned 25.52%.

International stocks collectively rose but underperformed US equities

Stocks trading in emerging markets, as measured by the MSCI Emerging Markets Index, returned 18.4% for the year. Notable top-performing country components in the index included Russia (+50.9%), supported by a jump in oil prices, Taiwan (+36.4%), Brazil (+26.3%), and China (23.5%). Taiwan’s and China’s markets advanced in the fourth quarter as trade frictions diminished, although weak economic data from China dampened investor sentiment during the year. Notable countries that underperformed the index but still contributed positively to performance included South Korea (+12.5%), Mexico (+11.4%), and India (+7.6%). Malaysia (-2.0%) detracted from the index’s performance.

Equities in developed markets outside the US and Canada, as measured by the MSCI EAFE Index, rose 22.01%. For the year, the MSCI Europe Index rose 23.77%, the MSCI UK Index returned 21.05%, and the MSCI Japan Index rose 19.61%.

Fixed Income Market Overview

In 2019, for the first time in more than a decade, the Federal Reserve (the Fed) cut interest rates to help sustain the US economy’s expansion in the face of slowing global economic growth and US-China trade-war risks. The central bank was merely one of dozens that reduced rates throughout the year, igniting rallies in numerous global bond markets. During 2019, emerging markets debt, US high yield bonds, and corporate investment-grade bonds delivered robust returns, yet US government bonds and many other fixed income categories also posted solid results.

In the US, the economy grew at a healthy but slow pace. Although real gross domestic product (GDP) growth dropped from 3.1% (annualized) in the first quarter to 2.1% in the third, the economy continued to expand. (Fourth-quarter GDP data had not been released when this overview was published.) The national unemployment rate dropped to a 50-year low of 3.5% in September, corporate earnings were generally strong, and inflation remained low. Elsewhere, the European economy grew weakly. Notably, China’s growth rate dropped significantly from 6.6% in 2018 to 6.1% in 2019.

Bond markets fluctuated but closed higher

During the first quarter of 2019, global growth expectations softened. The Fed, which increased rates four times in 2018, signaled it would pause from hiking rates further based on its outlook at the time, sending bond markets higher. US high yield and emerging market bond prices rose sharply, supported by a tailwind of receding tariff worries and favorable corporate earnings.

In May, worries about the US-China trade war surfaced again. US Treasuries rallied while riskier assets such as high yield bonds dropped in price. The following month, however, the Fed hinted at the possibility of interest rate cuts ahead, trade fears cooled, and the high yield bond market rebounded. The Fed did not adjust rates during the first half of the year.

In July, the global economy showed signs of a slowdown and tariff fears returned. Later that month, for the first time since the financial crisis in 2008, the Fed cut rates as a pre-emptive measure to help sustain the expansion of the US economy and provide a cushion against the risk of a global economic slowdown. During August, the yield on 10-year US Treasuries dropped below yields on two-year Treasuries. Historically, when yields on longer-term Treasuries fall below yields on shorter-term issues, recessions have often followed. While many analysts questioned the “yield curve inversion” as a recessionary indicator in this instance, investors concerned about the economy gravitated to “safe-haven” securities like longer-term US Treasuries and other high-quality credits.

The investment-grade Bloomberg Barclays US Aggregate Bond Index returned 2.59% in August. US high yield bonds finished virtually flat, whereas emerging market sovereign debt markets dropped sharply due in part to a stronger US dollar versus most currencies.

In September, the Fed cut rates again and the European Central Bank restarted its bond-buying program to help stimulate the eurozone economy after rolling it back the previous year. After the Fed dropped its rate target to a range of 1.50% to 1.75% in October, Chairman Jerome Powell conveyed that the central bank had no plans for further cuts unless incoming data compelled its members to materially reassess their outlook for the economy. As expected, the Fed maintained its rate target through the remainder of the year.

During the fourth quarter, stronger-than-expected economic data and reports that the US and China were moving toward a “phase one” partial trade deal led to a “risk-on” rally. (The agreement was signed in January 2020 after the reporting period ended.) Over the final month of the year, high yield bonds and emerging markets bonds posted solid gains, while investment-grade US bonds dropped slightly.

Market Overview — unaudited (continued)	Annual Report	December 31, 2019

Emerging market debt and high yield bonds surged by double digits

For the year, the Bloomberg Barclays Global Aggregate Bond Index (unhedged), which measures global investment-grade debt performance, returned 6.84%. (All returns cited are in US dollars.) Bonds trading in the US, based on the Bloomberg Barclays US Aggregate Bond Index, rose 8.72%. The US index’s leading component sectors included investment-grade corporate bonds (+14.5%), which benefited from the interest rate cuts and solid fundamentals, along with Treasury inflation-protected securities (+8.4%), commercial mortgage-backed securities (+8.3%), and US Treasury securities (+6.9%). Treasuries with longer maturities rallied in the second and third quarters when trade tensions escalated, which triggered a “flight to quality.” The 10-year US Treasury note’s yield, which moves opposite to its price, opened 2019 at approximately 2.65% and closed the year at 1.92% as trade tensions eased.

The Bloomberg Barclays Municipal Bond Index returned 7.54% for the year. US high yield bonds (debt rated below investment grade), as measured by the ICE BofAML US Cash High Yield Index, returned 14.40%. Accommodative monetary policies, strong corporate earnings, and investors’ quest for enhanced yield supported demand for high yield opportunities. Emerging market debt, based on the J.P. Morgan EMBI Global Diversified Index surged 15.04%. Despite a strong US dollar (relative to most currencies), sovereign debt yields in general drifted lower as inflation was contained in many countries, providing their central banks with latitude to reduce interest rates, which bolstered bond prices.

The Prudential MEDLEY Program — VCA-10	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years	Since Inception
VCA-10[1]—Standard Contract	26.89%	8.34%	9.65%	—
VCA-10[1]—0.50% Contract	27.52	8.88	10.19	—
VCA-10[1]—0.45% Contract	27.58	8.93	—	10.48%
S&P 500 Index	31.46	11.69	13.55

Past performance does not guarantee future returns. Account performance is net of fund expenses. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

0.45% Contract inception: 4/1/2011. Index since inception returns reflect performance beginning the closest month-end date to the Account’s inception of the 0.45% Contract.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the value of the Standard Contract for the Prudential Variable Contract Account 10 (“VCA-10” or the “Account”) returned 26.89%, the value of a contract with annual expenses of 0.50% returned 27.52%, and the value of a contract with annual expenses of 0.45% returned 27.58%. The Account contracts underperformed the S&P 500 Index.

The Account’s investment objective is long-term growth of capital.

What were the market conditions during the reporting period?

The S&P 500 Index gained 31.46% in 2019, as all 11 sectors within the Index posted positive total returns. Information technology notched the strongest result among all sectors with just over 30% of the Index’s total return. Financials and communication services also helped to drive the Index’s gain. Energy, materials, and real estate posted positive results but lagged the Index.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio benefited from its financial sector positions, both on an absolute and relative performance basis over the period. The most notable stock contributors included diversified banks JPMorgan Chase & Co. and Bank of America Corp. as investors’ expectations for moderate but positive gross domestic product growth, along with a stable yield curve, helped to shift market sentiment and lift bank stocks over the period.

Consumer staples holdings also were additive, specifically choices in the household products and packaged foods & meats segments.

Stock selection within the information technology sector detracted from overall Portfolio performance, as underweight positions to technology hardware storage & peripherals and systems software stocks dampened results. However, MasterCard Inc. was among the largest contributors this year. The stock benefited from the long-term shift from cash to electronic credit and debit transactions. Apple Inc. also lifted performance during the period. With its huge installed base, Apple saw rapid growth in service business subscriptions and is poised to benefit from a potentially robust product cycle that incorporates fifth-generation (5G) wireless standards.

Shares of specialized real estate investment trust American Tower Corp., benefited from bouts of increased market volatility that caused investors to pile into “risk-off” stocks such as utilities or REITs during the period.

Poor security selection within the health care sector and overweight positioning specifically among pharmaceutical companies detracted from performance. This included global biopharmaceutical company Pfizer Inc. The stock fell sharply in July after the firm announced a deal to merge Pfizer’s Upjohn unit (off-patent branded drugs business) with competitor Mylan to form a new entity. The potential transaction was ill-received by the market.

Shares of electric vehicle maker Tesla Inc. struggled this year amid ongoing controversy surrounding CEO Elon Musk, along with investors’ concerns over vehicle production volumes and sustained demand for the Model 3. Despite the stock pressure, the company’s third-quarter earnings and free cash flow significantly beat consensus estimates on strong demand and higher margins driven by solid sales of higher-priced Model 3 variants.

[1]

The Account performance results is net of all contract charges but not including the effect of any sales charges. The standard VCA-10 contract has total annual expenses (as a percentage of net assets) of 1.00%. Certain VCA-10 contracts include reduced administrative fees and have total annual expenses of either 0.50% or 0.45%. Performance of the VCA-10 contracts with reduced expenses will be higher than the performance of the standard VCA-10 contract. All total returns are for the periods indicated and are calculated based on changes in unit values.

[2]	The graph is based on the performance of the Standard Contract. Performance of the 0.50% Contract and the 0.45% Contract will be higher due to a lower fee structure.

For a complete list of holdings please see the Statement of Net Assets sections of this report.

1

The Prudential MEDLEY Program — VCA-10	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Dollar Tree Stores Inc. underperformed after missing earnings estimates and revising its guidance during the period. The discount retailer’s cost pressures were expected to continue into 2020, causing a stock price decline at the end of 2019. Shares of apparel accessories & luxury goods maker Tapestry Inc. declined about 22% in August 2019 after poor execution and performance from its Kate Spade brand and an operating loss at its Stuart Weitzman brand. At the end of the period, the Portfolio no longer held positions in BioMarin Pharmaceuticals, Tapestry, Nokia, and Intuitive Surgical.

Presentation of Portfolio Holdings — unaudited

VCA-10 (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
JPMorgan Chase & Co.	Banks	3.4%
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.2%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.2%
Walt Disney Co. (The)	Entertainment	3.0%
Microsoft Corp.	Software	2.8%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.4%
QUALCOMM, Inc.	Semiconductors & Semiconductor Equipment	2.3%
Bank of America Corp.	Banks	2.2%
Chevron Corp.	Oil, Gas & Consumable Fuels	2.0%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.8%

For a complete list of holdings, please refer to the Statement of Net Assets section of this report. Holdings reflect only long-term investments. Holdings/Line of Business are subject to change.

2

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2019

LONG-TERM INVESTMENTS — 98.5%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 2.8%
Airbus SE (France)	9,357	$1,374,262
Boeing Co. (The)	3,798	1,237,237
United Technologies Corp.	12,182	1,824,376

		4,435,875

Automobiles — 0.7%
Tesla, Inc.*	2,502	1,046,662

Banks — 10.9%
Bank of America Corp.	97,218	3,424,018
Citigroup, Inc.	33,799	2,700,202
JPMorgan Chase & Co.	39,297	5,478,002
PNC Financial Services Group, Inc. (The)	13,234	2,112,543
Truist Financial Corp.	41,933	2,361,666
Wells Fargo & Co.	22,662	1,219,216

		17,295,647

Beverages — 1.0%
PepsiCo, Inc.	11,827	1,616,396

Building Products — 1.0%
Johnson Controls International PLC	40,036	1,629,866

Capital Markets — 1.1%
Goldman Sachs Group, Inc. (The)	7,478	1,719,417

Chemicals — 3.1%
Dow, Inc.	15,266	835,508
FMC Corp.	16,356	1,632,656
Linde PLC (United Kingdom)	11,661	2,482,627

		4,950,791

Communications Equipment — 0.4%
Cisco Systems, Inc.	11,883	569,909

Consumer Finance — 2.0%
Capital One Financial Corp.	20,582	2,118,093
SLM Corp.	120,914	1,077,344

		3,195,437

Diversified Telecommunication Services — 2.3%
AT&T, Inc.	35,371	1,382,299
Verizon Communications, Inc.	38,458	2,361,321

		3,743,620

Electric Utilities — 1.7%
American Electric Power Co., Inc.	28,424	2,686,352

Electrical Equipment — 0.9%
Emerson Electric Co.	18,546	1,414,318

Energy Equipment & Services — 0.7%
Schlumberger Ltd.	27,271	1,096,294

Entertainment — 4.1%
Netflix, Inc.*	5,694	1,842,408
Walt Disney Co. (The)	32,553	4,708,140

		6,550,548

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) — 2.2%
American Campus Communities, Inc.	23,244	$1,093,165
American Tower Corp.	5,013	1,152,088
Boston Properties, Inc.	9,086	1,252,596

		3,497,849

Food & Staples Retailing — 1.7%
Walmart, Inc.	23,305	2,769,566

Food Products — 2.5%
Conagra Brands, Inc.	32,972	1,128,961
Danone SA (France), ADR	53,395	880,484
Mondelez International, Inc. (Class A Stock)	35,217	1,939,752

		3,949,197

Health Care Equipment & Supplies — 1.3%
Zimmer Biomet Holdings, Inc.	14,287	2,138,478

Health Care Providers & Services — 1.8%
Cigna Corp.	6,249	1,277,858
Laboratory Corp. of America Holdings*	9,478	1,603,393

		2,881,251

Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	7,144	1,411,726

Household Products — 1.4%
Procter & Gamble Co. (The)	17,632	2,202,237

Insurance — 3.1%
Brighthouse Financial, Inc.*	13,876	544,355
Chubb Ltd. (Switzerland)	16,238	2,527,607
MetLife, Inc.	36,002	1,835,022

		4,906,984

Interactive Media & Services — 3.2%
Alphabet, Inc. (Class A Stock)*	3,803	5,093,700

Internet & Direct Marketing Retail — 3.5%
Alibaba Group Holding Ltd. (China), ADR*	13,081	2,774,480
Amazon.com, Inc.*	1,547	2,858,609

		5,633,089

IT Services — 4.3%
Adyen NV (Netherlands), 144A*	2,782	2,290,094
FleetCor Technologies, Inc.*	6,681	1,922,258
Mastercard, Inc. (Class A Stock)	8,634	2,578,026

		6,790,378

Life Sciences Tools & Services — 0.7%
Illumina, Inc.*	3,432	1,138,532

Media — 1.5%
Comcast Corp. (Class A Stock)	52,610	2,365,872

Multiline Retail — 0.4%
Dollar Tree, Inc.*	7,566	711,582

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Multi-Utilities — 1.6%
Ameren Corp.	21,890	$1,681,152
Dominion Energy, Inc.	10,356	857,684

		2,538,836

Oil, Gas & Consumable Fuels — 5.0%
Chevron Corp.	26,808	3,230,632
Noble Energy, Inc.	38,024	944,516
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	22,611	1,333,597
Suncor Energy, Inc. (Canada)	46,995	1,541,436
Williams Cos., Inc. (The)	41,720	989,598

		8,039,779

Pharmaceuticals — 6.6%
AstraZeneca PLC (United Kingdom), ADR	76,308	3,804,717
Bristol-Myers Squibb Co.	21,564	1,384,193
Elanco Animal Health, Inc.*	19,807	583,316
Eli Lilly & Co.	12,079	1,587,543
Merck & Co., Inc.	15,269	1,388,715
Pfizer, Inc.	45,576	1,785,668

		10,534,152

Road & Rail — 1.3%
Union Pacific Corp.	11,790	2,131,514

Semiconductors & Semiconductor Equipment — 5.7%
Broadcom, Inc.	4,607	1,455,904
NVIDIA Corp.	11,627	2,735,833
QUALCOMM, Inc.	40,881	3,606,931
Texas Instruments, Inc.	10,138	1,300,604

		9,099,272

Software — 6.4%
Adobe, Inc.*	7,354	2,425,423
Microsoft Corp.	28,580	4,507,066
salesforce.com, Inc.*	14,523	2,362,020
SAP SE (Germany), ADR	7,204	965,264

		10,259,773

Specialty Retail — 2.4%
Advance Auto Parts, Inc.	4,598	736,416
Lowe’s Cos., Inc.	11,065	1,325,144
Ross Stores, Inc.	14,815	1,724,762

		3,786,322

Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	17,521	5,145,042

Textiles,Apparel & Luxury Goods — 4.2%
Kering SA (France)	2,959	1,951,121
Lululemon Athletica, Inc. (Canada)*	10,009	2,318,785
NIKE, Inc. (Class B Stock)	24,055	2,437,012

		6,706,918

Trading Companies & Distributors — 0.9%
United Rentals, Inc.*	8,396	1,400,201

TOTAL COMMON STOCKS (cost $103,109,414)		157,083,382

Shares		Value

SHORT-TERM INVESTMENT — 1.5%
AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $2,330,053)(a)	2,330,053	$2,330,053

TOTAL INVESTMENTS — 100.0% (cost $105,439,467)		159,413,435

LIABILITIES IN EXCESS OF OTHER ASSETS —
Receivable for Securities Sold		188,317
Dividends and Interests Receivable		139,520
Tax Reclaim Receivable		8,017
Payable for Pending Capital Transactions		(21,156)
Payable for Securities Purchased		(349,974)

LIABILITIES IN EXCESS OF OTHER ASSETS		(35,276)

NET ASSETS — 100.0%		$159,378,159

NET ASSETS, representing:
Equity of Participants		$159,378,240
Equity of The Prudential Insurance Company of America		(81)

		$159,378,159

The following abbreviations are used in the annual report:

144A	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers.
ADR	American Depositary Receipt

*	Non-income producing security.

(a)	PGIM Investments LLC, the manager of the Account, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Account’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates, and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with the Account’s Committee approved fair valuation procedures.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2019

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$3,061,613	$1,374,262	$—
Automobiles	1,046,662	—	—
Banks	17,295,647	—	—
Beverages	1,616,396	—	—
Building Products	1,629,866	—	—
Capital Markets	1,719,417	—	—
Chemicals	4,950,791	—	—
Communications Equipment	569,909	—	—
Consumer Finance	3,195,437	—	—
Diversified Telecommunication Services	3,743,620	—	—
Electric Utilities	2,686,352	—	—
Electrical Equipment	1,414,318	—	—
Energy Equipment & Services	1,096,294	—	—
Entertainment	6,550,548	—	—
Equity Real Estate Investment Trusts (REITs)	3,497,849	—	—
Food & Staples Retailing	2,769,566	—	—
Food Products	3,949,197	—	—
Health Care Equipment & Supplies	2,138,478	—	—
Health Care Providers & Services	2,881,251	—	—
Hotels, Restaurants & Leisure	1,411,726	—	—
Household Products	2,202,237	—	—
Insurance	4,906,984	—	—
Interactive Media & Services	5,093,700	—	—
Internet & Direct Marketing Retail	5,633,089	—	—
IT Services	4,500,284	2,290,094	—
Life Sciences Tools & Services	1,138,532	—	—
Media	2,365,872	—	—
Multiline Retail	711,582	—	—
Multi-Utilities	2,538,836	—	—
Oil, Gas & Consumable Fuels	8,039,779	—	—
Pharmaceuticals	10,534,152	—	—
Road & Rail	2,131,514	—	—
Semiconductors & Semiconductor Equipment	9,099,272	—	—
Software	10,259,773	—	—
Specialty Retail	3,786,322	—	—
Technology Hardware, Storage & Peripherals	5,145,042	—	—
Textiles, Apparel & Luxury Goods	4,755,797	1,951,121	—
Trading Companies & Distributors	1,400,201	—	—
Affiliated Mutual Fund	2,330,053	—	—

Total	$153,797,958	$5,615,477	$—

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF NET ASSETS

December 31, 2019

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Banks	10.9%
Pharmaceuticals	6.6
Software	6.4
Semiconductors & Semiconductor Equipment	5.7
Oil, Gas & Consumable Fuels	5.0
IT Services	4.3
Textiles, Apparel & Luxury Goods	4.2
Entertainment	4.1
Internet & Direct Marketing Retail	3.5
Technology Hardware, Storage & Peripherals	3.2
Interactive Media & Services	3.2
Chemicals	3.1
Insurance	3.1
Aerospace & Defense	2.8
Food Products	2.5
Specialty Retail	2.4
Diversified Telecommunication Services	2.3
Equity Real Estate Investment Trusts (REITs)	2.2
Consumer Finance	2.0
Health Care Providers & Services	1.8
Food & Staples Retailing	1.7
Electric Utilities	1.7

Multi-Utilities	1.6%
Media	1.5
Affiliated Mutual Fund	1.5
Household Products	1.4
Health Care Equipment & Supplies	1.3
Road & Rail	1.3
Capital Markets	1.1
Building Products	1.0
Beverages	1.0
Electrical Equipment	0.9
Hotels, Restaurants & Leisure	0.9
Trading Companies & Distributors	0.9
Life Sciences Tools & Services	0.7
Energy Equipment & Services	0.7
Automobiles	0.7
Multiline Retail	0.4
Communications Equipment	0.4

100.0
Liabilites in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL STATEMENTS OF VCA-10

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

INVESTMENT INCOME
Unaffiliated Dividend Income (net of $25,606 foreign withholding tax)	$2,978,902
Affiliated Dividend Income	60,864
Total Income	3,039,766
EXPENSES
Fees Charged to Participants for Investment Management Services	(383,909)
Fees Charged to Participants for Administrative Expenses:
Standard Contract	(1,032,008)
0.50% Contract	(10,389)
0.45% Contract	(19,170)
Total Expenses	(1,445,476)
NET INVESTMENT INCOME	1,594,290
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net Realized Gain (Loss) on:
Investment Transactions	13,741,620
Foreign Currency Transactions	(1,976)
13,739,644
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	20,621,182
Foreign Currencies	309
20,621,491
NET GAIN ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	34,361,135
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$35,955,425

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2019	2018
OPERATIONS
Net Investment Income	$1,594,290	$1,438,401
Net Realized Gain on Investment and Foreign Currency Transactions	13,739,644	6,674,962
Net Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currencies	20,621,491	(19,633,762)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,955,425	(11,520,399)
CAPITAL TRANSACTIONS
Purchase Payments and Transfers In	851,274	1,510,220
Withdrawals and Transfers Out	(16,770,545)	(16,167,899)
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(15,919,271)	(14,657,679)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SURPLUS TRANSFERS	31,493	(4,785)
TOTAL INCREASE (DECREASE) IN NET ASSETS	20,067,647	(26,182,863)
NET ASSETS
Beginning of year	139,310,512	165,493,375
End of year	$159,378,159	$139,310,512

Accumulation Unit Values and Equity of Participants as of December 31, 2019

Standard Contract:
Accumulation Unit Value and Equity of Participants, $144,578,177/ 6,347,270 Accumulation Units	$22.7780

0.50% Contract:
Accumulation Unit Value and Equity of Participants, $4,573,937/ 178,592 Accumulation Units	$25.6111

0.45% Contract:
Accumulation Unit Value and Equity of Participants, $10,226,126/ 397,515 Accumulation Units	$25.7251

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2019			Year Ended December 31, 2018
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.4116	$0.4617	$0.4633	$0.3666	$0.4087	$0.4102
Expenses
Investment management fee	(0.0516)	(0.0579)	(0.0581)	(0.0500)	(0.0558)	(0.0560)
Administrative expenses	(0.1544)	(0.0579)	(0.0465)	(0.1497)	(0.0558)	(0.0448)
Net Investment Income	0.2056	0.3459	0.3587	0.1669	0.2971	0.3094
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.6253	5.1859	5.2076	(1.7016)	(1.9064)	(1.9142)
Net Increase (Decrease) in Accumulation Unit Value	4.8309	5.5318	5.5663	(1.5347)	(1.6093)	(1.6048)
Accumulation Unit Value
Beginning of year	17.9471	20.0793	20.1588	19.4818	21.6886	21.7635
End of year	$22.7780	$25.6111	$25.7251	$17.9471	$20.0793	$20.1588
Total Return**	26.89%	27.52%	27.58%	(7.88)%	(7.42)%	(7.37)%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	1.00%	1.50%	1.55%	0.84%	1.34%	1.39%
Portfolio Turnover Rate	48%	48%	48%	36%	36%	36%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	6,347	179	398	7,081	181	427

*	Calculated by accumulating the actual per unit amounts daily.
**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS FOR VCA-10

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*

(For an Accumulation Unit outstanding throughout the year)

	Year Ended December 31, 2017			Year Ended December 31, 2016			Year Ended December 31, 2015
	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.2909	$0.3229	$0.3239	$0.2736	$0.3019	$0.3027	$0.2397	$0.2631	$0.2637
Expenses
Investment management fee	(0.0440)	(0.0489)	(0.0491)	(0.0369)	(0.0407)	(0.0408)	(0.0384)	(0.0422)	(0.0423)
Administrative expenses	(0.1318)	(0.0489)	(0.0392)	(0.1103)	(0.0407)	(0.0327)	(0.1149)	(0.0422)	(0.0339)
Net Investment Income	0.1151	0.2251	0.2356	0.1264	0.2205	0.2292	0.0864	0.1787	0.1875
Capital Changes
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.4389	3.8193	3.8316	0.8068	0.8955	0.8983	(0.3479)	(0.3837)	(0.3847)
Net Increase (Decrease) in Accumulation Unit Value	3.5540	4.0444	4.0672	0.9332	1.1160	1.1275	(0.2615)	(0.2050)	(0.1972)
Accumulation Unit Value
Beginning of year	15.9278	17.6442	17.6963	14.9946	16.5282	16.5688	15.2561	16.7332	16.7660
End of year	$19.4818	$21.6886	$21.7635	$15.9278	$17.6442	$17.6963	$14.9946	$16.5282	$16.5688
Total Return**	22.31%	22.92%	22.98%	6.22%	6.75%	6.80%	(1.71)%	(1.23)%	(1.18)%
Ratio of Expenses To Average Net Assets***	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%	1.00%	0.50%	0.45%
Ratio of Net Investment Income To Average Net Assets***	0.65%	1.15%	1.20%	0.85%	1.34%	1.39%	0.57%	1.06%	1.11%
Portfolio Turnover Rate	49%	49%	49%	42%	42%	42%	47%	47%	47%
Number of Accumulation Units Outstanding For Participants at end of year (000’s omitted)	7,755	190	474	8,606	212	522	9,595	219	609

*	Calculated by accumulating the actual per unit amounts daily.
**

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

***	These calculations exclude PICA’s equity in VCA-10.

The above table does not reflect the annual administration charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Accumulation Units equal in value to the charge.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS OF

VCA-10

Note 1:	General

The Prudential Variable Contract Account-10 (“VCA-10” or the “Account”) was established on March 1, 1982 by The Prudential Insurance Company of America (“PICA”) under the laws of the State of New Jersey and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended. VCA-10 has been designed for use by employers (“Contract holders”) in making retirement arrangements on behalf of their employees (“Participants”). The investment objective of the Account is long-term growth of capital.

PICA issues standard VCA-10 contracts with annual expenses of 1.00%, as a percentage of net assets, (the “Standard Contracts”), contracts with annual expenses of 0.50%, as a percentage of net assets, (the “0.50% Contracts”), and contracts with annual expenses of 0.45%, as a percentage of net assets, (the “0.45% Contracts”). The financial statements show separate Accumulation Unit Values for each type of contract.

Note 2:	Accounting Policies

The Account follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Account consistently follows such policies in the preparation of its financial statements.

Securities Valuation:    The Account holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Account’s Committee Members (the “Committee”) have adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Committee’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Account to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Committee’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Account’s foreign investments may change on days when investors cannot purchase or redeem Account shares.

Various inputs determine how the Account’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Account’s Statement of Net Assets and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and asked prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Account is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Committee. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Account has adopted a Committee approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Account limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Account may find it difficult to sell illiquid securities at the time considered most advantageous by its subad-viser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Account’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Account’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation:    The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Account are presented at the foreign exchange rates and market values at the close of the period, the Account does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Account does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Account’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date or for certain foreign securities, when the Account becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income and realized and unrealized gain (losses) (other than administrative fees) are allocated to the Participants and PICA on a daily basis in proportion to their respective ownership in VCA-10.

Estimates:    The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Federal Income Taxes:    The operations of VCA-10 are part of, and are taxed with, the operations of PICA. Under the current provisions of the Internal Revenue Code, PICA does not expect to incur federal income taxes on earnings of VCA-10 to the extent the earnings are credited under the Contracts. As a result, the Unit Value of VCA-10 has not been reduced by federal income taxes.

Note 3:	Investment Management Agreement and Charges

The Account has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with management of the Account. PGIM Investments pays for the services of Jennison.

VCA-10 is subject to fees for investment management and administration services. PICA may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the employer, association or trust to which PICA has issued a contract.

Standard Contracts have an effective annual rate of up to 1.00% of the current value of the Participant’s account of which 0.75% is paid to PICA for administrative expenses not provided by the annual account charge (explained below), and 0.25% is paid to PGIM Investments, for investment management services. The 0.50% contracts have an effective annual rate of up to 0.50% of the current value of the Participant’s account of which 0.25% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services. The 0.45% contracts have an effective annual rate of up to 0.45% of the current value of the Participant’s account of which 0.20% is paid to PICA for administrative expenses not provided by the annual account charge, and 0.25% is paid to PGIM Investments, for investment management services.

An annual account charge of not more than $30 is deducted from the account of each Participant, if applicable, at the time of withdrawal of the value of all of the Participant’s account or on the last business day of each calendar year. Such amounts are reflected as withdrawals on the Statements of Changes in Net Assets.

PICA, PGIM Investments and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

The Account may enter into certain securities purchase or sale transactions under Committee approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Committee. For the year ended December 31, 2019, no such transactions were entered into by the Account.

During the year ended December 31, 2019, the Account invested in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act, and managed by PGIM Investments. Through the Account’s investment in the mentioned underlying fund, PGIM Investments and/or its affiliates are paid fees or compensated for providing their services. Earnings from the Core Fund are disclosed on the Statement of Operations as “Affiliated Dividend Income”.

Note 5:	Portfolio Securities

For the year ended December 31, 2019, the aggregate cost of purchases and the proceeds from sales of securities, excluding short-term investments, were $71,238,228 and $82,819,694, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated mutual fund for the year ended December 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain(Loss)	Realized Gain(Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$4,141,450	$37,905,988	$39,717,385	$—	$—	$2,330,053	2,330,053	$60,864

*	The Account did not have any capital gain distributions during reporting period.

Note 6:	Unit Transactions

The number of Accumulation Units issued and redeemed for the year ended December 31, 2019 and the year ended December 31, 2018, respectively, are as follows:

Standard Contracts	Units	Amount
Year ended December 31, 2019:
Account units issued	40,120	$830,102
Account units redeemed	(774,161)	(16,004,104)

Net increase (decrease) in units outstanding	(734,041)	$(15,174,002)

Year ended December 31, 2018:
Account units issued	75,584	$1,510,220
Account units redeemed	(749,659)	(14,934,615)

Net increase (decrease) in units outstanding	(674,075)	$(13,424,395)

0.50% Contracts	Units	Amount
Year ended December 31, 2019:
Account units issued	1,004	$21,172
Account units redeemed	(3,754)	(84,307)

Net increase (decrease) in units outstanding	(2,750)	$(63,135)

Year ended December 31, 2018:
Account units issued	—	$—
Account units redeemed	(8,262)	(184,802)

Net increase (decrease) in units outstanding	(8,262)	$(184,802)

0.45% Contracts	Units	Amount
Year ended December 31, 2019:
Account units issued	—	$—
Account units redeemed	(29,387)	(682,134)

Net increase (decrease) in units outstanding	(29,387)	$(682,134)

Year ended December 31, 2018:
Account units issued	—	$—
Account units redeemed	(47,009)	(1,048,482)

Net increase (decrease) in units outstanding	(47,009)	$(1,048,482)

Note 7:	Net Increase (Decrease) In Net Assets Resulting From Surplus Transfers

The increase (decrease) in net assets resulting from surplus transfers represents the net increase to/(reductions from) PICA’s investment in the Account.

Note 8:	Participant Loans

Loans are considered to be withdrawals from the Account from which the loan amount was deducted, though they are not considered a withdrawal from the MEDLEY Program. Withdrawals, transfers and loans from VCA-10 are considered to be withdrawals of contributions until all of the Participant’s contributions to the Account have been withdrawn, transferred or borrowed.

For the year ended December 31, 2019, $114,485 in participant loans were withdrawn from VCA-10 and $54,004 of principal and interest was repaid to VCA-10. For the year ended December 31, 2018, $87,410 in participant loans were withdrawn from VCA-10 and $62,549 of principal and interest was repaid to VCA-10. Loan repayments are invested in Participant’s account(s) as chosen by the Participant, which may not necessarily be VCA-10. The initial loan proceeds which are being repaid may not necessarily have originated solely from VCA-10. During the year ended December 31, 2019, PICA has advised the Account that it received $1,090 in loan origination fees. The participant loan principal and interest repayments are included in purchase payments and transfers in within the Statement of Changes in Net Assets.

Note 9:	Risks of Investing in the Account

The Account’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Account invests could go down. The Account’s holdings can vary significantly from broad market indexes and the performance of the Account can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Account’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Account may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Account’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risks:    Securities markets may be volatile and the market prices of the Account’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Account fall, the value of an investment in the Account will decline. Additionally, the Account may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Account has unsettled or open transactions defaults.

Note 10:	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Account’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE VCA 10 COMMITTEE AND PARTICIPANTS

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-10:

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of The Prudential Variable Contract Account-10 (the Account), as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for accumulation units (the financial highlights) for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Account as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Prudential Variable Contract Accounts since 2003.

New York, New York

February 19, 2020

INFORMATION ABOUT COMMITTEE MEMBERS AND OFFICERS

VCA 10 is managed by the VCA 10 Committee. The members of the VCA 10 Committee are elected by the persons having voting rights in respect of the VCA 10 Account. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10. Information pertaining to the members of the VCA 10 Committee (hereafter referred to as “Committee Members”) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act of 1940, as amended (the 1940 Act) are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 are referred to as “Independent Committee Members.” Information pertaining to the Officers of VCA 10 is also set forth below.

Independent Committee Members
Name, Address Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Committee Service
Ellen S. Alberding 3/11/58 Committee Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013
Kevin J. Bannon 7/13/52 Committee Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 7/9/52 Committee Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005
Keith F. Hartstein 10/13/56 Committee Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013
Michael S. Hyland, CFA 10/4/45 Committee Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Interested Committee Members
Name, Address Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Committee Service
Stuart S. Parker 10/5/62 Committee Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012
Scott E. Benjamin 5/21/73 Committee Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

VCA 10 Officers(a)
Name, Address and Date of Birth Position with VCA 10	Principal Occupation(s) During Past Five Years	Length of Service as VCA 10 Officer
Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018
Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

VCA 10 Officers(a)
Name, Address and Date of Birth Position with VCA 10	Principal Occupation(s) During Past Five Years	Length of Service as VCA 10 Officer
Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005
Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019
Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007 – December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998 – January 2007).	Since January 2017
Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti (51) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/8/73 Assistant Treasurer	Vice President (since 2017) and Director (2002-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/29 Assistant Treasurer	Vice President (since 2017) and Director (2002-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2002-2017), within PGIM Investments Fund Administration.	Since October 2019
Kelly A. Coyne (50) Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

(a) Excludes Mr. Parker and Mr. Benjamin, interested Committee Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Committee Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

•	Unless otherwise noted, the address of all Committee Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

•

There is no set term of office for Committee Members or Officers. The Committee Members have adopted a retirement policy, which calls for the retirement of Committee Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM ETF Trust, PGIM Funds, The Prudential Variable Contract Accounts, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

The Prudential Series Fund

The following pages represent information on the Prudential Series Fund Portfolios. Returns are at the Portfolio level, not at the Subaccount level.

Each Subaccount of VCA-11 and VCA-24 will invest in the corresponding Portfolio of the Prudential Series Fund (the “Fund”). Of the Portfolios comprising the Fund, eight Portfolios are presently available to The MEDLEY Program. The Conservative Balanced Subaccount in the Conservative Balanced Portfolio, the Diversified Bond Subaccount invests in the Diversified Bond Portfolio, the Equity Subaccount invests in the Equity Portfolio, the Flexible Managed Subaccount in the Flexible Managed Portfolio, the Global Subaccount in the Global Portfolio, the Government Income Subaccount in the Government Income Portfolio, the Government Money Market Subaccount in the Government Money Market Portfolio, and the Stock Index Subaccount in the Stock Index Portfolio.

There is no assurance that the investment objective of the Portfolios will be attained, nor is there any guarantee that the amount available to a Participant will equal or exceed the total contributions made on that Participant’s behalf. The value of the investments held in each account may fluctuate daily and is subject to the risks of both changing economic conditions and the selection of investments necessary to meet the Subaccounts’ or Portfolios’ objectives.

Important Note

This information supplements the financial statements and other information included in this Report to Participants in The MEDLEY Program. It highlights the investment performance of the eight portfolios of the Fund which are available through the Prudential Variable Contract Accounts 11 and 24. The rates of return quoted on the following pages reflect deduction of investment management fees and portfolio expenses, but not product charges. They reflect the reinvestment of dividend and capital gains distributions. They are not an estimate or a guarantee of future performance.

Contract unit values increase or decrease based on the performance of each corresponding Portfolio and when redeemed, may be worth more or less than original cost. Changes in contract values depend not only on the investment performance of each Portfolio but also on the insurance, administrative charges and applicable sales charges, if any, under a contract. These contract charges effectively reduce the dollar amount of any net gains and increase the dollar amount of any net losses.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	18.49%	6.94%	8.67%
Blended Index	19.14	7.29	8.44
S&P 500 Index	31.46	11.69	13.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Conservative Balanced Portfolio returned 18.49%. The Portfolio underperformed both its Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is total investment return consistent with a conservatively managed diversified portfolio.

What were the market conditions during the reporting period?

Global growth in 2019 (the reporting period) was the weakest in a decade, weighed down by an escalation of the US-China trade war, which hit manufacturing and export sectors hard. Consumer sectors, propped up by strong labor markets and decent wage growth, remained pillars of strength, preventing a more ominous tumble. The US economy slowed from 2018 as the positive impact of the 2017 fiscal tax stimulus faded and four rate hikes by the Federal Reserve (the Fed) in 2018 resulted in tighter financial conditions by the end of that year. Global growth in 2019 also suffered collateral damage from the US-China trade conflict as manufacturing and other sectors in multiple countries were negatively impacted during the period.

With global growth weak and inflation running below target levels across major economies, nearly 50 central banks delivered over 100 interest rate cuts in 2019, the largest cumulative easing since the 2008 financial crisis. In 2019, financial markets posted solid gains across most equity and fixed income asset classes. A key driver of stellar equity market performance was a shift from rate tightening to rate easing by the Fed, which cut interest rates three times in 2019. This helped lead to strong expansion of stock valuation, while earnings were flat to down. Stocks also benefited from a reduction in trade tensions and other geopolitical risks at the end of 2019, as the US and China agreed on a so-called “phase-one” trade deal.

What strategies or holdings affected the Portfolio’s performance?

Asset allocation decisions had a negative impact on the Portfolio’s performance during the reporting period, driven by conservative positioning at the start of the year. At the close of 2018, with investors fearing the prospect of recession, equity markets experienced a sharp spike in volatility. In response, the Portfolio moved to a safer allocation by overweighting bonds and underweighting equities. However, a sharp reversal of risk sentiment in January and February of 2019 led the Portfolio to lag its benchmark index.

Otherwise, the effects from asset allocation were minimal. The remainder of the year saw the Portfolio shift to an average overweight in both equities and bonds, while keeping cash below benchmark weight. A small off-benchmark diversifying exposure to international equities was a drag, as they trailed US equity performance during the year. This was offset by an underweight position in cash, which was outpaced by both equities and fixed income investments. In addition, an off-benchmark position in Treasury inflation-protected securities — closed out in late spring — was a benefit and outpaced the broader fixed income benchmark during its time in the Portfolio.

At the close of 2019, the Portfolio was positioned with an overweight exposure to equities, equally split between domestic and international markets, as well as underweight exposures to fixed income and cash.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Conservative Balanced Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Conservative Balanced Portfolio (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.3%
Microsoft Corp.	Software	2.3%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.4%
Federal National Mortgage Assoc., 3.500%, TBA	U.S. Government Agency Obligations	1.2%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	0.9%
Federal National Mortgage Assoc., 4.000%, TBA	U.S. Government Agency Obligations	0.9%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	0.8%
JPMorgan Chase & Co.	Banks	0.8%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.8%
Federal National Mortgage Assoc., 3.500%, 08/01/49	U.S. Government Agency Obligations	0.8%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	10.90%	4.53%	5.73%
Bloomberg Barclays U.S. Aggregate Bond Index	8.72	3.05	3.75

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Diversified Bond Portfolio returned 10.90%. The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index.

The Portfolio’s investment objective is a high level of income over a longer term while providing reasonable safety of capital.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

PGIM Fixed Income’s conclusion is straightforward: stay invested in the markets. While this conclusion may sound quaint — or even maniacal, considering the level of yields and spreads — it also has held true over the past several years. The bond market has put up respectable returns despite fears that interest rates have already approached rock-bottom levels and that the business cycle has surely neared its end. The culmination of these factors has proven, in PGIM Fixed Income’s view, that the resulting novel investment environment can provide fertile ground to add value through active management.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation added to performance as the Portfolio’s overweights to high yield, collateralized loan obligations, commercial mortgage-backed securities (CMBS), and emerging markets all added value. An underweight to mortgage-backed securities hurt performance. Individual issue selection was also positive, with positioning in sovereigns, investment-grade corporates, non-agency mortgages, high yield, and CMBS the largest contributors. Security selection in Treasuries limited results. Within its holdings of corporate bonds, the Portfolio benefited from positions in the foreign non-corporate, health care & pharmaceutical and banking sectors, while positions in the chemicals and midstream energy sectors detracted from performance. The combined impact of the Portfolio’s duration and yield curve strategies added to performance for the period. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. In addition, the Portfolio used futures and options to manage interest rate risk, a more efficient

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Diversified Bond Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options detracted from the Portfolio’s performance during the period. The Portfolio also used credit derivatives in the form of CDX (an index of credit default swaps) to hedge credit risk or to increase or decrease credit risk. The use of CDX contributed to performance for the period.

Presentation of Portfolio Holdings — unaudited

Diversified Bond Portfolio (As of 12/31/2019)
Credit Quality	(% of Net Assets	)
AAA	38.7%
AA	3.5%
A	12.7%
BBB	22.8%
BB	7.3%
B	4.5%
CCC	0.9%
CC	0.1%
C	0.2%
NR	7.3%
Cash & Equivalents	2.0%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Equity Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio: Class I	28.89%	10.38%	11.21%
Portfolio: Class II	28.36	9.94	10.77
Russell 1000® Index	31.43	11.48	13.54
S&P 500 Index	31.46	11.69	13.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

$10,000 INVESTED OVER 10 YEARS1

For the year ended December 31, 2019, Equity Portfolio Class I shares returned 28.89% and Class II shares returned 28.36%. The Portfolio’s Class I & II shares underperformed the Russell 1000 Index, and the S&P 500 Index.

The Portfolio’s investment objective is long-term growth of capital.

What were the market conditions during the reporting period?

US equities markets were highly volatile in 2019, unsettled by US-China trade discord; softening economic growth in the US, Europe, and China; and geopolitical uncertainty. Companies across market sectors cited trade tensions as the source of heightened caution in planning and investing. The US political landscape was likewise unsettled, as investigations of interference in the 2016 presidential election unfolded, impeachment hearings against President Donald Trump proceeded, and the 2020 election cycle ramped up. US economic activity showed signs of tempering, with job growth and business activity moderating. Modest wage gains and positive consumption indicated a still-healthy consumer. Markets responded favorably as the Federal Reserve pivoted on monetary policy, lowering the federal funds rate three times in the period to a range of 1.50%-1.75% by the end of the year.

The S&P 500® Index gained 31.46% in 2019, as all 11 sectors within the Index posted positive total returns. Information technology notched the strongest result among all sectors with just over 30% of the Index’s total return. Financials and communication services also helped to drive the Index’s gain. Energy, materials, and real estate posted positive results but lagged the Index. Top-performing individual Index components included Apple Inc., Microsoft Corp., Facebook Inc., Amazon.com Inc., and JPMorgan Chase & Co. Meanwhile, the Index’s weakest performers were Pfizer Inc., Occidental Petroleum Corp., PG&E Corp., Walgreens Co., and The Kraft Heinz Co.

What strategies or holdings affected the Portfolio’s performance?

The Portfolio posted a solid double-digit gain but slightly trailed the Index over the period. Information technology holdings such as Apple, Microsoft, and MasterCard Inc. contributed to relative performance. Apple’s fundamental strength reflects the global proliferation of the company’s iOS platform across the personal device landscape (smartphone, tablet, etc.). With its huge installed base, Apple saw rapid growth in service business subscriptions during the period and is poised to benefit from a potentially robust product cycle that incorporates fifth-generation (5G) wireless standards. Performance was also helped by overweighting data processing & outsourced services stocks, including MasterCard. The company delivered solid revenues and its earnings exceeded consensus estimates. At the same time, MasterCard saw solid growth in gross dollar volume (the total value of cardholder transactions and transactions processed) as the firm continued to benefit from the long-term shift from cash to electronic credit and debit transactions. Meanwhile, underexposure to technology hardware storage & peripherals and systems software was a negative and partially offset the Portfolio’s gains within the sector.

Stock selection within consumer staples and materials also contributed to relative performance. Despite downward earnings-per-share revisions on average across the financials sector, a less dovish Federal Reserve and fee growth contributed to the overall gain for financial stocks. Investors’ expectations for moderate, but positive gross domestic product growth, along with a stable yield curve, helped to shift market sentiment that benefited shares of JPMorgan Chase and Bank of America Corp.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Conversely, Twilio Inc. shares hurt performance. Twilio’s cloud communications platform enables software developers to build, scale, and operate communications functions such as phone calls, text messages, video, and email within its mobile applications. Billing errors resulted in the issuance of one-time credits to a handful of customers.

An underweight allocation to the health care sector also hurt, specifically within pharmaceuticals. Shares of global pharmaceuticals company Pfizer fell sharply in July after the firm announced a deal to merge Pfizer’s Upjohn unit (off-patent branded drugs business) with competitor Mylan to form a new entity. The potential transaction was ill-received by the market.

Shares of apparel accessories & luxury goods maker Tapestry Inc. declined about 22% in August 2019 after poor execution and performance from its Kate Spade brand and an operating loss at its Stuart Weitzman brand.

Presentation of Portfolio Holdings — unaudited

Equity Portfolio (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.3%
Microsoft Corp.	Software	3.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	3.0%
Walt Disney Co. (The)	Entertainment	2.8%
AstraZeneca PLC (United Kingdom), ADR	Pharmaceuticals	2.8%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.6%
JPMorgan Chase & Co.	Banks	2.5%
Mastercard, Inc. (Class A Stock)	IT Services	2.2%
Bank of America Corp.	Banks	2.1%
salesforce.com, Inc.	Software	2.0%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	19.87%	7.68%	9.85%
Blended Index	21.79	8.26	9.59
S&P 500 Index	31.46	11.69	13.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Flexible Managed Portfolio returned 19.87%. The Portfolio underperformed both its Blended Index and the S&P 500 Index.

The Portfolio’s investment objective is total investment return consistent with an aggressively managed diversified portfolio.

What were the market conditions during the reporting period?

Global growth in 2019 (the reporting period) was the weakest in a decade, weighed down by an escalation of the US-China trade war, which hit manufacturing and export sectors hard. Consumer sectors, propped up by strong labor markets and decent wage growth, remained pillars of strength, preventing a more ominous tumble. The US economy slowed from 2018 as the positive impact of the 2017 fiscal tax stimulus faded and four rate hikes by the Federal Reserve (the Fed) in 2018 resulted in tighter financial conditions by the end of that year. Global growth in 2019 also suffered collateral damage from the US-China trade conflict as manufacturing and other sectors in multiple countries were negatively impacted during the period.

With global growth weak and inflation running below target levels across major economies, nearly 50 central banks delivered over 100 interest rate cuts in 2019, the largest cumulative easing since the 2008 financial crisis. In 2019, financial markets posted solid gains across most equity and fixed income asset classes. A key driver of stellar equity market performance was a shift from rate tightening to rate easing by the Fed, which cut interest rates three times in 2019. This helped lead to strong expansion of stock valuation, while earnings were flat to down. Stocks also benefited from a reduction in trade tensions and other geopolitical risks at the end of 2019, as the US and China agreed on a so-called “phase-one” trade deal.

What strategies or holdings affected the Portfolio’s performance?

Subadvisors detracted from the Portfolio’s returns, accounting for the majority of its underperformance during the period. Specifically, the core US equity subadvisor had a difficult year as a bias toward value stocks failed to keep pace with strong performance among growth equities during the period. The fixed income subadvisor ended the year with a positive contribution.

Asset allocation decisions had a negative impact on performance in 2019, driven by conservative positioning at the start of the year. At the close of 2018, with investors fearing the prospect of recession, equity markets experienced a sharp spike in volatility. In response, the Portfolio moved to a safer allocation by overweighting bonds and underweighting equities. However, a sharp reversal of risk sentiment in January and February of 2019 led the Portfolio to lag its benchmark index.

Otherwise, the effects from asset allocation were minimal. The remainder of the year saw the Portfolio shift to an average overweight in both equities and bonds, while keeping cash below benchmark weight. A small off-benchmark diversifying exposure to international equities was a drag, as they trailed US equity performance during the year. This was offset by an underweight in cash, which was outpaced by both equities and fixed income investments.

At the close of 2019, the Portfolio was positioned with an overweight exposure to equities, equally split between domestic and international markets, as well as underweight exposures to fixed income and cash.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Flexible Managed Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

Presentation of Portfolio Holdings — unaudited

Flexible Managed Portfolio (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	3.4%
Microsoft Corp.	Software	3.2%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.5%
Bank of America Corp.	Banks	1.2%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.1%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.0%
Procter & Gamble Co. (The)	Household Products	1.0%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.0%
Federal National Mortgage Assoc., 3.500%, TBA	U.S. Government Agency Obligations	1.0%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Global Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	30.39%	10.04%	10.08%
MSCI World Index (GD)	28.40	9.36	10.08

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Global Portfolio returned 30.39%. The Portfolio outperformed the MSCI World Index (GD).

The Portfolio’s investment objective is long-term growth of capital.

What were the market conditions during the reporting period?

Global economic growth in 2019 was the weakest in a decade, weighed down by an escalation of the US-China trade war. However, it was a great year for financial markets, with solid gains across most asset classes, driven by valuations for equities and lower yields for fixed income. The subadvisor expects a moderate improvement in global economic growth in 2020 rather than a strong rebound, fueled by monetary stimulus, potential fiscal stimulus, and reduced geopolitical uncertainty.

What strategies or holdings affected the Portfolio’s performance?

In aggregate, the Portfolio’s subadvisors posted positive relative performance for the reporting period, with three of the four outperforming their respective style-specific benchmarks. The Brown Large-Cap Growth and William Blair sleeves significantly outperformed the Russell 1000 Growth Index and the MSCI EAFE Index, respectively. At the end of the period, both subadvisors’ sleeves had higher growth exposure relative to their benchmarks, adding to returns as the growth style continued its strong run of performance during the year.

The Brown sleeve’s outperformance was mainly driven by strong stock selection within the health care sector, while the William Blair sleeve added value with an overweight to the technology sector.

Presentation of Portfolio Holdings — unaudited

Global Portfolio (As of 12/31/2019)
Ten Largest Holdings	Line of Business	Country	(% of Net Assets	)
Microsoft Corp.	Software	United States	2.1%
Thermo Fisher Scientific, Inc.	Life Sciences Tools & Services	United States	1.4%
Zoetis, Inc.	Pharmaceuticals	United States	1.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	United States	1.3%
Visa, Inc. (Class A Stock)	IT Services	United States	1.3%
Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	1.2%
SBA Communications Corp.	Equity Real Estate Investment Trusts (REITs)	United States	1.2%
JPMorgan Chase & Co.	Banks	United States	1.2%
Wells Fargo & Co.	Banks	United States	1.2%
Sherwin-Williams Co. (The)	Chemicals	United States	1.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Government Income Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	6.61%	2.58%	3.43%
Bloomberg Barclays Government Bond Index	6.83	2.36	3.03

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Government Income Portfolio returned 6.61%. The Portfolio underperformed the Bloomberg Barclays Government Bond Index.

The Portfolio’s investment objective is a high level of income over the long-term consistent with the preservation of capital.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year as the Federal Reserve (the Fed) cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

The Fed is one of several developed market central banks that will likely remain on hold through much, if not all, of 2020. Yet the Fed’s ongoing initiatives in 2020 — including its significant Treasury bill purchases and series of repurchase agreement operations — have shaped some of PGIM Fixed Income’s opportunistic positions in the new year.

In terms of nominal US interest rates, PGIM Fixed Income anticipates that the 10-year Treasury yield could trade in a range of 1.50% to 2.25% in the first quarter of 2020, with the potential for some slight bear steepening. (Bear steepening is a change in the yield curve wherein longer-term yields rise faster than short-term yields.) However, an increase in the 10-year yield above 2.00% would be difficult to sustain given the prevalence of low-yielding developed market rates globally, in PGIM Fixed Income’s view.

What strategies or holdings affected the Portfolio’s performance?

During the reporting period, sector allocation was a strong driver of the Portfolio’s outperformance, highlighted by overweights to commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), and agencies. Security selection was negative for the period, with positioning in Treasuries, CMBS, swaps, and mortgage-backed securities limiting results. Security selection in CLOs added to performance. The Portfolio’s positioning for a flatter US yield curve was negative, while its tactical duration positioning was a strong contributor. Duration is a measure of a bond’s price sensitivity to interest rate changes over time.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Government Income Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

During the period, the Portfolio used interest rate swaps to help manage duration and yield curve exposure. The use of interest rate swaps had a negative impact on performance during the period. The Portfolio used futures and options to manage interest rate risk, which is a more efficient way of managing interest rate risk than through the purchase and sale of cash bonds. The use of futures and options collectively hurt the Portfolio’s performance during the period.

Presentation of Portfolio Holdings — unaudited

Government Income Portfolio (As of 12/31/2019)
Credit Quality	(% of Net Assets	)
AAA	97.0%
AA	2.4%
NR	-1.1%
Cash & Equivalents	1.7%
Total	100.0%

Credit ratings reflect the middle rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investor Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/ Fitch rating tier nomenclature. These rating agencies are independent, and are widely used. The Not Rated (NR) category consists of securities that have not been rated by a NRSRO. Ratings category may include derivative instruments that could have a negative value. Credit ratings are subject to change.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	7-Day* Current Net Yield	1 Year	5 Years	10 Years
Portfolio	1.32	1.92%	0.82%	0.42%
Lipper US Government Money Market Index	N/A	1.71	0.73	0.37

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

7-DAY CURRENT NET YIELD*

For the year ended December 31, 2019, the Government Money Market Portfolio returned 1.92%. The Portfolio outperformed the Lipper US Government Money Market Index.

The Portfolio’s investment objective is to seek maximum current income consistent with the stability of capital and maintenance of liquidity.

What were the market conditions during the reporting period?

As 2019 concluded, we reached a juncture of several milestones: the end of a decade, two decades into the 21st century, and 40 years into what has undoubtedly been one of the best bond bull markets in history. It’s a logical point to reflect on where we are, where we may be headed, and what might be the most appropriate fixed income investment approach going forward.

In 2019, the 40-year bull market proved that it could still put up some big numbers, with all fixed income sectors posting positive total returns for the year as the Federal Reserve cut interest rates three times, spreads tightened, and Treasury yields declined. (Spreads are yield differentials between securities of comparable maturity.) Some of the top-performing sectors included US long investment-grade corporates (23.9%), emerging markets hard currency debt (15.0%), US investment-grade corporates (14.5%), and US high yield bonds (14.4%). PGIM Fixed Income does not think 2019 was the fixed income market’s grand finale. For some time, long-term developed market interest rates have been low and range bound, while credit spreads (yield differentials between corporate bonds and US Treasuries) have been tighter than average. And yet, the effect of rolling down spread and yield curves, combined with some spread compression and a slight decline in yields, has resulted in sizable returns in three out of the last four years. (Rolling down is a strategy of investing where spreads and yields can change most over a period of time.) Granted, based on current yield and spread levels, the market may be out of room for similar returns — at least for now.

The Fed is one of several developed market central banks that will likely remain on hold through much, if not all, of 2020. Yet the Fed’s ongoing initiatives in 2020 — including its significant Treasury bill purchases and series of repurchase agreement operations — have shaped some of PGIM Fixed Income’s opportunistic positions in the new year.

Taxable government money market funds continued to see large flows in 2019 ($256 billion net flow). This was primarily driven by a flat yield curve in the US as more money moved to the front, or short-term, end of the curve in an effort to reduce duration risk and credit risk without giving up much yield. (Duration is a measure of a bond’s price sensitivity to interest rate changes over time.) For instance, as of December 31, 2019, the average taxable government money market fund yielded 1.64%, which compared favorably to the Bloomberg Barclays US Aggregate Bond Index, which yielded 2.31% and had 5.87 years of duration on that date. The three-month LIBOR (London Interbank Offered Rate) ended 2019 at 1.91%. (Source: Morningstar, as of December 31, 2019.)

What strategies or holdings affected the Portfolio’s performance?

For the first half of 2019, the Fed remained stable and, with the markets pricing in multiple rate cuts, the Portfolio’s weighted average maturity (WAM) lengthened, getting longer than the peer group average. At the same time, the Portfolio’s weighted average life (WAL) extended through purchases of

* Source: iMoneyNet, Inc. based on 97 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Government Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/31/2019.

An investment in the Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money by investing in the Portfolio.

For a complete list of holdings, please refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Money Market Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited) (Continued)

floating rate securities versus peers in anticipation of expected lower future interest rates. As the anticipated Fed rate cuts were implemented three times in the second half of 2019, the Portfolio’s WAM remained stable into the July rate cut and lengthened slightly ahead of the October cut. The Portfolio’s WAL shortened after the October cut but remained longer versus its peers as it became clear the Fed was reaching the end of its easing cycle.

Throughout 2019, the Portfolio took advantage of wider floating rate spreads and increased its position in LIBOR floaters. Floaters are bonds whose coupon rates reset based on each security’s terms over their life.

Additionally, to take advantage of changing relative value across security types, the Portfolio shifted its positioning in agency discount notes, repurchase agreements, and US Treasuries throughout the period.

Presentation of Portfolio Holdings — unaudited

Government Money Market Portfolio (As of 12/31/2019)
Ten Largest Holdings	Interest Rate	Maturity Date	(% of Net Assets	)
Bank of America Securities, Inc.	1.570%	01/02/2020	4.7%
Federal Home Loan Bank	1.599%	01/30/2020	3.8%
Federal Home Loan Bank	1.594%	03/06/2020	3.2%
U.S. Treasury Bills	1.545%	01/07/2020	3.2%
U.S. Treasury Bills	1.562%	02/13/2020	2.3%
Federal Home Loan Mortgage Corp.	1.560%	07/10/2020	2.2%
Federal Home Loan Bank	1.569%	01/15/2020	2.2%
Federal Farm Credit Bank	1.730%	01/16/2020	2.0%
Federal Home Loan Bank	1.560%	05/22/2020	2.0%
Federal Home Loan Bank	1.589%	02/03/2020	2.0%

Holdings reflect only short-term investments.

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential Series Fund, Stock Index Portfolio	December 31, 2019

Report of the Investment Manager - As of December 31, 2019 (Unaudited)

Average Annual Total Returns	1 Year	5 Years	10 Years
Portfolio	31.07%	11.44%	13.25%
S&P 500 Index	31.46	11.69	13.55

Past performance does not guarantee future returns. The investment return and principal value of an investment will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance.

Portfolio performance is net of fund expenses, but not contract charges, which, if included, would significantly lower the performance quoted. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, performance would be lower.

$10,000 INVESTED OVER 10 YEARS

For the year ended December 31, 2019, the Stock Index Portfolio returned 31.07%. The Portfolio underperformed the S&P 500 Index.

The Portfolio’s investment objective is to achieve investment results that generally correspond to the performance of publicly traded common stocks.

What were the market conditions during the reporting period?

US equities performed robustly in 2019 (the reporting period), despite headwinds from slowing global growth and trade policy conflicts, specifically between the US and China. Helping offset some of these risks was the Federal Reserve’s (the Fed’s) monetary policy, which became increasingly accommodative to growth as the Fed began cutting interest rates in July. In December, the US and China agreed to sign “phase one” of a trade agreement, which catapulted US equity prices even higher. Investors favored growth stocks in the beginning of the period, while stocks priced more reasonably relative to their earnings trailed the market averages. Later in the period, investors’ focus shifted to stocks of profitable companies and away from speculative growth stocks of companies with little to no earnings.

What strategies or holdings affected the Portfolio’s performance?

Potential tracking error differences (the difference between the return of the Portfolio and the return of the benchmark), brokerage costs, and other costs and expenses caused the Portfolio’s return to be slightly lower than that of the S&P 500 Index (the Index).

Information technology remained the largest sector in the Portfolio and the Index and also was the top sector contributor to performance.

Apple Inc. and Microsoft Corp. were largest individual stock contributors to Portfolio performance, while Occidental Petroleum Corp. and Pfizer Inc. were the largest detractors.

The Portfolio had a small exposure to derivative instruments to help enhance liquidity, but the position did not have a material impact on performance.

Presentation of Portfolio Holdings — unaudited

Stock Index Portfolio (As of 12/31/2019)
Ten Largest Holdings	Line of Business	(% of Net Assets	)
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.5%
Microsoft Corp.	Software	4.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	2.8%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	1.8%
Berkshire Hathaway, Inc. (Class B Stock)	Diversified Financial Services	1.6%
JPMorgan Chase & Co.	Banks	1.6%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.5%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.4%
Johnson & Johnson	Pharmaceuticals	1.4%
Visa, Inc. (Class A Stock)	IT Services	1.2%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Credit Quality/Country Allocation/Holdings/Line of Business are subject to change.

The Prudential MEDLEY Program Benchmark Glossary — unaudited	December 31, 2019

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. Investors cannot invest directly in a market index.

For Russell Indexes: Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

Bloomberg Barclays Government Bond Index is a weighted unmanaged index comprised of securities issued or backed by the US Government, its agencies, and instrumentalities with a remaining maturity of one to 30 years.

Bloomberg Barclays US Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lipper US Government Money Market Index invests principally in financial instruments issued or guaranteed by the US government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days.

Lipper Variable Insurance Products (VIP) Funds Average is calculated by Lipper Analytical Services, Inc., and reflects the investment return of certain portfolios underlying variable life and annuity products. Returns for the Lipper Average reflect the deduction of operating expenses.

PSF Conservative Balanced Portfolio Blended Index consists of the S&P 500 Index (50%), the Bloomberg Barclays US Aggregate Bond Index (40%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (10%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the US Treasury with maturities of three months, excluding zero coupon strips.

PSF Flexible Managed Portfolio Blended Index consists of the S&P 500 Index (60%), the Bloomberg Barclays U.S. Aggregate Bond Index (35%), an unmanaged index comprised of more than 5,000 government and corporate bonds, and the FTSE 3-Month T-Bill Index (5%), an unmanaged market value-weighted index of investment grade fixed rate public obligations of the U.S. Treasury with maturities of three months, excluding zero coupon strips.

MSCI World Index (GD) — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends.

Russell 1000® Index is an unmanaged market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of over 500 stocks generally representative of the broad stock market.

The Prudential Series Fund Fees and Expenses — unaudited	December 31, 2019

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2019 through December 31, 2019.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six-Month Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period*

Conservative Balanced (Class I)	Actual	$1,000.00	$1,064.40	0.59%	$3.07
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01

Diversified Bond (Class I)	Actual	$1,000.00	$1,029.70	0.44%	$2.25
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24

Equity (Class I)	Actual	$1,000.00	$1,088.40	0.47%	$2.47
	Hypothetical	$1,000.00	$1,022.84	0.47%	$2.40

Equity (Class II)	Actual	$1,000.00	$1,086.10	0.87%	$4.57
	Hypothetical	$1,000.00	$1,020.82	0.87%	$4.43

Flexible Managed (Class I)	Actual	$1,000.00	$1,068.50	0.63%	$3.28
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21

Global (Class I)	Actual	$1,000.00	$1,097.60	0.76%	$4.02
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Government Income (Class I)	Actual	$1,000.00	$1,015.80	0.53%	$2.69
	Hypothetical	$1,000.00	$1,022.53	0.53%	$2.70

Government Money Market (Class I)	Actual	$1,000.00	$1,008.70	0.35%	$1.77
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

Stock Index (Class I)	Actual	$1,000.00	$1,107.90	0.31%	$1.65
	Hypothetical	$1,000.00	$1,023.64	0.31%	$1.58

* Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2019, and divided by the 365 days in the Portfolio’s fiscal year ended December 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

GLOSSARY

The following abbreviations are used in the Funds’ descriptions:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CNH	Chinese Renminbi
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
USD	US Dollar
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
A	Annual payment frequency for swaps
ABS	Asset-Backed Security
Aces	Alternative Credit Enhancements Securities
ADR	American Depositary Receipt
BABs	Build America Bonds
BROIS	Brazil Overnight Index Swap
CDX	Credit Derivative Index
CLO	Collateralized Loan Obligation
CMBS	Collateralized Mortgage-Backed Security
CMBX	Commercial Mortgage-Backed Index
CMS	Constant Maturity Swap
CVA	Certificate Van Aandelen (Bearer)
CVT	Convertible Security
EAFE	Europe, Australasia, Far East
EMTN	Euro Medium Term Note
EONIA	Euro Overnight Index Average
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
GMTN	Global Medium Term Note
IO	Interest Only (Principal amount represents notional)
L2	Level 2
L3	Level 3
LIBOR	London Interbank Offered Rate
M	Monthly payment frequency for swaps
MSCI	Morgan Stanley Capital International
MTN	Medium Term Note
MUNIPSA	Municipal Swap Weekly Yield Index
OTC	Over-the-counter
PJSC	Public Joint-Stock Company
PO	Principal Only
PRFC	Preference Shares
Q	Quarterly payment frequency for swaps
REITs	Real Estate Investment Trust
REMICS	Real Estate Mortgage Investment Conduit Security
RSP	Savings Shares
S	Semiannual payment frequency for swaps
S&P	Standard & Poor’s
SONIA	Sterling Overnight Index Average
SPDR	Standard & Poor’s Depositary Receipts
STACR	Structured Agency Credit Risk
Strips	Separate Trading of Registered Interest and Principal of Securities
SWX	SIX Swiss Exchange
T	Swap payment upon termination
TBA	To Be Announced
USAID	United States Agency for International Development
USOIS	United States Overnight Index Swap

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 93.0%
COMMON STOCKS — 51.8%	Shares	Value
Aerospace & Defense — 1.2%
Arconic, Inc.	17,280	$531,706
BAE Systems PLC (United Kingdom)	11,160	83,520
Boeing Co. (The)	25,850	8,420,896
Dassault Aviation SA (France)	9	11,838
General Dynamics Corp.	11,500	2,028,025
Huntington Ingalls Industries, Inc.	2,200	551,936
L3Harris Technologies, Inc.	10,970	2,170,634
Lockheed Martin Corp.	12,040	4,688,135
Northrop Grumman Corp.	7,762	2,669,895
Raytheon Co.	13,600	2,988,464
Safran SA (France)	1,144	176,858
Textron, Inc.	10,400	463,840
TransDigm Group, Inc.	2,400	1,344,000
United Technologies Corp.	39,102	5,855,915

		31,985,662

Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc.(a)	6,600	516,120
Deutsche Post AG (Germany)	3,406	130,443
Expeditors International of Washington, Inc.	8,600	670,972
FedEx Corp.	11,780	1,781,254
SG Holdings Co. Ltd. (Japan)	500	11,246
United Parcel Service, Inc. (Class B Stock)	33,600	3,933,216

		7,043,251

Airlines — 0.2%
Alaska Air Group, Inc.(a)	5,700	386,175
American Airlines Group, Inc.(a)	18,800	539,184
Delta Air Lines, Inc.	27,300	1,596,504
Qantas Airways Ltd. (Australia)	2,613	13,091
Southwest Airlines Co.	23,400	1,263,132
United Airlines Holdings, Inc.*	11,000	968,990

		4,767,076

Auto Components — 0.1%
Aptiv PLC	12,700	1,206,119
BorgWarner, Inc.	9,600	416,448

		1,622,567

Automobiles — 0.2%
Bayerische Motoren Werke AG (Germany)	348	28,613
Ferrari NV (Italy)	424	70,258
Fiat Chrysler Automobiles NV (United Kingdom)	23,908	350,835
Ford Motor Co.	185,585	1,725,940
General Motors Co.	60,500	2,214,300
Harley-Davidson, Inc.(a)	6,600	245,454
Peugeot SA (France)	14,533	349,624
Subaru Corp. (Japan)	3,500	86,537
Toyota Motor Corp. (Japan)	7,900	556,869
Volkswagen AG (Germany)	111	21,651

		5,650,081

COMMON STOCKS (continued)	Shares	Value
Banks — 3.0%
Banco Bilbao Vizcaya Argentaria SA (Spain)	22,798	$127,680
Bank of America Corp.	397,041	13,983,784
Barclays PLC (United Kingdom)	127,957	305,437
BNP Paribas SA (France)	9,101	541,042
BOC Hong Kong Holdings Ltd. (China)	13,000	45,181
CaixaBank SA (Spain)	12,267	38,587
Citigroup, Inc.	109,035	8,710,806
Citizens Financial Group, Inc.	20,400	828,444
Comerica, Inc.	7,300	523,775
Commonwealth Bank of Australia (Australia)	236	13,225
Credit Agricole SA (France)	25,506	370,478
DBS Group Holdings Ltd. (Singapore)	2,800	53,927
DNB ASA (Norway)	20,920	391,061
Fifth Third Bancorp	33,621	1,033,510
First Republic Bank	8,200	963,090
Fukuoka Financial Group, Inc. (Japan)	1,400	26,733
HSBC Holdings PLC (United Kingdom)	21,375	167,889
Huntington Bancshares, Inc.(a)	47,236	712,319
Intesa Sanpaolo SpA (Italy)	51,408	135,352
Israel Discount Bank Ltd. (Israel) (Class A Stock)	3,947	18,343
Japan Post Bank Co. Ltd. (Japan)	1,400	13,450
JPMorgan Chase & Co.	153,645	21,418,113
KBC Group NV (Belgium)	845	63,655
KeyCorp	45,700	924,968
M&T Bank Corp.	6,400	1,086,400
Mediobanca Banca di Credito Finanziario SpA (Italy)	2,220	24,474
Mitsubishi UFJ Financial Group, Inc. (Japan)	99,400	537,660
Oversea-Chinese Banking Corp. Ltd. (Singapore)	11,000	90,009
People’s United Financial, Inc.	18,300	309,270
PNC Financial Services Group, Inc. (The)	21,433	3,421,350
Raiffeisen Bank International AG (Austria)	229	5,761
Regions Financial Corp.	45,503	780,831
Resona Holdings, Inc. (Japan)	7,300	31,827
Shinsei Bank Ltd. (Japan)	700	10,688
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	40,055	376,830
Societe Generale SA (France)	12,084	421,145
Sumitomo Mitsui Financial Group, Inc. (Japan)	8,700	320,517
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,200	47,437
SVB Financial Group*	2,700	677,808
Truist Financial Corp.	64,501	3,632,696
U.S. Bancorp	69,085	4,096,050
United Overseas Bank Ltd. (Singapore)	19,500	384,116
Wells Fargo & Co.	190,364	10,241,583
Zions Bancorp NA(a)	8,250	428,340

		78,335,641

Beverages — 0.9%
Asahi Group Holdings Ltd. (Japan)	7,600	347,406

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Beverages (continued)
Brown-Forman Corp. (Class B Stock)(a)	8,475	$572,910
Carlsberg A/S (Denmark) (Class B Stock)	372	55,496
Coca-Cola Amatil Ltd. (Australia)	1,677	13,018
Coca-Cola Co. (The)	185,401	10,261,945
Coca-Cola European Partners PLC (United Kingdom)	800	40,704
Constellation Brands, Inc. (Class A Stock)	8,200	1,555,950
Diageo PLC (United Kingdom)	9,650	410,003
Kirin Holdings Co. Ltd. (Japan)	2,900	63,293
Molson Coors Brewing Co. (Class B Stock)(a)	8,800	474,320
Monster Beverage Corp.*	18,300	1,162,965
PepsiCo, Inc.	67,407	9,212,515
Pernod Ricard SA (France)	730	130,748
Treasury Wine Estates Ltd. (Australia)	2,439	27,822

		24,329,095

Biotechnology — 1.0%
AbbVie, Inc.	71,300	6,312,902
Alexion Pharmaceuticals, Inc.*	10,800	1,168,020
Amgen, Inc.	29,237	7,048,164
Biogen, Inc.*	9,060	2,688,374
CSL Ltd. (Australia)	1,569	303,818
Gilead Sciences, Inc.	61,300	3,983,274
Incyte Corp.*	8,700	759,684
Regeneron Pharmaceuticals, Inc.*	3,940	1,479,391
Vertex Pharmaceuticals, Inc.*	12,600	2,758,770

		26,502,397

Building Products — 0.2%
A.O. Smith Corp.	6,800	323,952
Allegion PLC	4,633	576,994
Assa Abloy AB (Sweden) (Class B Stock)	3,510	82,036
Daikin Industries Ltd. (Japan)	800	112,802
Fortune Brands Home & Security, Inc.	6,600	431,244
Geberit AG (Switzerland)	156	87,515
Johnson Controls International PLC	37,722	1,535,663
Kingspan Group PLC (Ireland)	527	32,216
Masco Corp.	13,200	633,468

		3,815,890

Capital Markets — 1.4%
3i Group PLC (United Kingdom)	24,970	364,004
Ameriprise Financial, Inc.	6,320	1,052,786
Amundi SA (France), 144A	208	16,350
ASX Ltd. (Australia)	6,077	334,530
Bank of New York Mellon Corp. (The)	40,758	2,051,350
BlackRock, Inc.	5,800	2,915,660
Cboe Global Markets, Inc.	5,600	672,000
Charles Schwab Corp. (The)	55,550	2,641,958
CME Group, Inc.	17,500	3,512,600
E*TRADE Financial Corp.	11,120	504,514
Franklin Resources, Inc.	11,900	309,162
Goldman Sachs Group, Inc. (The)	15,600	3,586,908

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
Intercontinental Exchange, Inc.	27,055	$2,503,940
Invesco Ltd.	16,000	287,680
London Stock Exchange Group PLC (United Kingdom)	1,125	115,834
Macquarie Group Ltd. (Australia)	227	21,967
Magellan Financial Group Ltd. (Australia)	9,225	368,819
MarketAxess Holdings, Inc.	1,920	727,891
Moody’s Corp.	8,050	1,911,150
Morgan Stanley	60,380	3,086,626
MSCI, Inc.	4,200	1,084,356
Nasdaq, Inc.	5,600	599,760
Nomura Holdings, Inc. (Japan)	75,100	385,439
Northern Trust Corp.	10,600	1,126,144
Raymond James Financial, Inc.	5,900	527,814
S&P Global, Inc.	11,900	3,249,295
Singapore Exchange Ltd. (Singapore)	25,300	167,066
State Street Corp.	17,800	1,407,980
T. Rowe Price Group, Inc.	11,600	1,413,344

		36,946,927

Chemicals — 1.0%
Air Products & Chemicals, Inc.	10,800	2,537,892
Albemarle Corp.(a)	5,100	372,504
Arkema SA (France)	1,101	116,997
BASF SE (Germany)	3,190	241,959
Celanese Corp.	6,300	775,656
CF Industries Holdings, Inc.	10,700	510,818
Corteva, Inc.	34,947	1,033,033
Dow, Inc.	35,747	1,956,433
DuPont de Nemours, Inc.	35,947	2,307,798
Eastman Chemical Co.	6,400	507,264
Ecolab, Inc.	12,300	2,373,777
FMC Corp.	6,200	618,884
Givaudan SA (Switzerland)	32	100,235
International Flavors & Fragrances, Inc.(a)	5,000	645,100
Israel Chemicals Ltd. (Israel)	67,017	315,575
Linde PLC (United Kingdom)	26,100	5,556,690
LyondellBasell Industries NV (Class A Stock)	12,700	1,199,896
Mosaic Co. (The)	15,600	337,584
Nippon Paint Holdings Co. Ltd. (Japan)	500	25,758
Nitto Denko Corp. (Japan)	600	33,731
Orica Ltd. (Australia)	15,652	241,229
PPG Industries, Inc.	11,600	1,548,484
Sherwin-Williams Co. (The)	4,050	2,363,337
Shin-Etsu Chemical Co. Ltd. (Japan)	400	44,031
Showa Denko KK (Japan)	200	5,268
Sika AG (Switzerland)	448	84,203

		25,854,136

Commercial Services & Supplies — 0.2%
Cintas Corp.	4,100	1,103,228
Copart, Inc.*	9,800	891,212
Dai Nippon Printing Co. Ltd. (Japan)	900	24,314
Republic Services, Inc.	10,365	929,015
Rollins, Inc.	6,600	218,856
Secom Co. Ltd. (Japan)	800	71,593

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Sohgo Security Services Co. Ltd. (Japan)	300	$16,269
Toppan Printing Co. Ltd. (Japan)	12,100	249,975
Waste Management, Inc.	19,042	2,170,026

		5,674,488

Communications Equipment — 0.5%
Arista Networks, Inc.*	2,600	528,840
Cisco Systems, Inc.	204,600	9,812,616
F5 Networks, Inc.*	2,900	404,985
Juniper Networks, Inc.	16,500	406,395
Motorola Solutions, Inc.	8,089	1,303,462
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	10,357	90,182

		12,546,480

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	5,655	226,672
Eiffage SA (France)	271	31,017
Jacobs Engineering Group, Inc.	6,300	565,929
Obayashi Corp. (Japan)	31,100	345,883
Quanta Services, Inc.	6,100	248,331
Shimizu Corp. (Japan)	33,600	342,106
Skanska AB (Sweden) (Class B Stock)	1,152	26,014
Taisei Corp. (Japan)	700	29,078

		1,815,030

Construction Materials — 0.1%
CRH PLC (Ireland)	2,786	111,678
HeidelbergCement AG (Germany)	4,727	346,790
LafargeHolcim Ltd. (Switzerland)*	1,680	93,278
Martin Marietta Materials, Inc.	3,100	866,884
Vulcan Materials Co.	6,600	950,334

		2,368,964

Consumer Finance — 0.3%
American Express Co.	32,800	4,083,272
Capital One Financial Corp.	22,961	2,362,916
Credit Saison Co. Ltd. (Japan)	5,200	90,206
Discover Financial Services	15,440	1,309,621
Synchrony Financial	28,372	1,021,676

		8,867,691

Containers & Packaging — 0.2%
Amcor PLC(a)	75,650	820,046
Avery Dennison Corp.	4,300	562,526
Ball Corp.	15,700	1,015,319
International Paper Co.	18,173	836,867
Packaging Corp. of America	4,800	537,552
Sealed Air Corp.	6,700	266,861
Westrock Co.	12,344	529,681

		4,568,852

Distributors — 0.1%
Genuine Parts Co.	7,200	764,856
LKQ Corp.*	14,200	506,940

		1,271,796

COMMON STOCKS (continued)	Shares	Value
Diversified Consumer Services — 0.0%
H&R Block, Inc.	8,600	$201,928

Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc. (Class B Stock)*	94,620	21,431,430
Kinnevik AB (Sweden) (Class B Stock)	880	21,533
M&G PLC (United Kingdom)*	41,167	129,858
Mitsubishi UFJ Lease & Finance Co.Ltd. (Japan)	1,400	9,009

		21,591,830

Diversified Telecommunication Services — 1.1%
AT&T, Inc.	354,036	13,835,727
CenturyLink, Inc.(a)	46,279	611,346
Deutsche Telekom AG (Germany)	24,933	407,301
Elisa OYJ (Finland)	504	27,808
Nippon Telegraph & Telephone Corp. (Japan)	16,400	416,361
Telecom Italia SpA (Italy)*	431,254	269,672
Telecom Italia SpA (Italy), RSP	22,010	13,510
Telefonica Deutschland Holding AG (Germany)	27,390	79,663
Telenor ASA (Norway)	2,514	45,035
Verizon Communications, Inc.	199,276	12,235,546

		27,941,969

Electric Utilities — 1.1%
Alliant Energy Corp.	11,200	612,864
American Electric Power Co., Inc.	24,160	2,283,362
Chubu Electric Power Co., Inc. (Japan)	22,900	323,688
Duke Energy Corp.(a)	35,061	3,197,914
Edison International	17,600	1,327,216
Enel SpA (Italy)	69,195	549,539
Entergy Corp.	9,500	1,138,100
Evergy, Inc.	11,500	748,535
Eversource Energy	15,900	1,352,613
Exelon Corp.	46,313	2,111,410
FirstEnergy Corp.	25,806	1,254,172
Iberdrola SA (Spain)	47,831	493,906
Kansai Electric Power Co., Inc. (The) (Japan)	10,100	117,171
NextEra Energy, Inc.	23,600	5,714,976
Pinnacle West Capital Corp.	5,300	476,629
PPL Corp.	34,000	1,219,920
Southern Co. (The)	50,400	3,210,480
SSE PLC (United Kingdom)	3,699	70,597
Xcel Energy, Inc.	25,510	1,619,630

		27,822,722

Electrical Equipment — 0.3%
AMETEK, Inc.	10,900	1,087,166
Eaton Corp. PLC	20,137	1,907,377
Emerson Electric Co.	29,300	2,234,418
Legrand SA (France)	4,550	371,198
Rockwell Automation, Inc.	5,800	1,175,486
Schneider Electric SE (France)	840	86,312

		6,861,957

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components — 0.3%
Amphenol Corp. (Class A Stock)	14,600	$1,580,158
CDW Corp.	7,100	1,014,164
Corning, Inc.	36,700	1,068,337
FLIR Systems, Inc.	6,100	317,627
Halma PLC (United Kingdom)	1,267	35,715
Hitachi High-Technologies Corp. (Japan)	1,800	127,056
Ingenico Group SA (France)	3,064	332,787
IPG Photonics Corp.*	1,700	246,364
Keysight Technologies, Inc.*	8,900	913,407
TDK Corp. (Japan)	500	56,335
TE Connectivity Ltd.	16,000	1,533,440
Zebra Technologies Corp. (Class A Stock)*	2,300	587,512

		7,812,902

Energy Equipment & Services — 0.2%
Baker Hughes Co.	28,798	738,093
Halliburton Co.	41,700	1,020,399
Helmerich & Payne, Inc.	5,400	245,322
National Oilwell Varco, Inc.	18,400	460,920
Schlumberger Ltd.	66,424	2,670,245
TechnipFMC PLC (United Kingdom)	18,400	394,496

		5,529,475

Entertainment — 1.0%
Activision Blizzard, Inc.	36,400	2,162,888
Electronic Arts, Inc.*	14,100	1,515,891
Live Nation Entertainment, Inc.*	5,600	400,232
Netflix, Inc.*	21,170	6,849,977
Nintendo Co. Ltd. (Japan)	400	161,234
Square Enix Holdings Co. Ltd. (Japan)	400	19,912
Take-Two Interactive Software, Inc.*	5,800	710,094
Toho Co. Ltd. (Japan)	400	16,648
Vivendi SA (France)	6,458	186,968
Walt Disney Co. (The)	86,782	12,551,281

		24,575,125

Equity Real Estate Investment Trusts (REITs) — 1.4%
Alexandria Real Estate Equities, Inc.	5,600	904,848
American Tower Corp.	21,400	4,918,148
Apartment Investment & Management Co. (Class A Stock)	6,936	358,244
AvalonBay Communities, Inc.	6,875	1,441,687
Boston Properties, Inc.	7,100	978,806
CapitaLand Commercial Trust (Singapore)	9,200	13,629
Crown Castle International Corp.	20,000	2,843,000
Digital Realty Trust, Inc.(a)	9,900	1,185,426
Duke Realty Corp.	16,500	572,055
Equinix, Inc.	4,154	2,424,690
Equity Residential	17,100	1,383,732
Essex Property Trust, Inc.	3,150	947,709
Extra Space Storage, Inc.	6,400	675,968
Federal Realty Investment Trust	3,300	424,809
Goodman Group (Australia)	5,492	51,675
Healthpeak Properties, Inc.	23,400	806,598
Host Hotels & Resorts, Inc.	34,082	632,221

COMMON STOCKS (continued)	Shares	Value
Equity Real Estate Investment Trusts (REITs) (continued)
Iron Mountain, Inc.(a)	13,102	$417,561
Japan Real Estate Investment Corp. (Japan)	5	33,174
Japan Retail Fund Investment Corp. (Japan)	9	19,323
Kimco Realty Corp.	18,700	387,277
Klepierre SA (France)	2,866	108,881
Land Securities Group PLC (United Kingdom)	2,508	32,964
Mapletree Commercial Trust (Singapore)	119,500	212,447
Mid-America Apartment Communities, Inc.	5,800	764,788
Nippon Building Fund, Inc. (Japan)	5	36,611
Orix JREIT, Inc. (Japan)	10	21,702
Prologis, Inc.	30,277	2,698,892
Public Storage	7,300	1,554,608
Realty Income Corp.	15,700	1,155,991
Regency Centers Corp.	7,900	498,411
SBA Communications Corp.	5,700	1,373,643
Simon Property Group, Inc.(a)	15,093	2,248,253
SL Green Realty Corp.	4,300	395,084
Stockland (Australia)	8,093	26,233
UDR, Inc.	14,300	667,810
Ventas, Inc.	17,918	1,034,585
Vornado Realty Trust	7,725	513,712
Welltower, Inc.	19,900	1,627,422
Weyerhaeuser Co.	35,818	1,081,704

		37,474,321

Food & Staples Retailing — 0.8%
Coles Group Ltd. (Australia)	3,854	40,156
Colruyt SA (Belgium)	200	10,434
Costco Wholesale Corp.	21,300	6,260,496
J Sainsbury PLC (United Kingdom)	81,203	247,484
Koninklijke Ahold Delhaize NV (Netherlands)	13,192	329,749
Kroger Co. (The)	37,992	1,101,388
Sysco Corp.	24,600	2,104,284
Tesco PLC (United Kingdom)	33,417	113,078
Walgreens Boots Alliance, Inc.	36,100	2,128,456
Walmart, Inc.	68,600	8,152,424
Wm Morrison Supermarkets PLC (United Kingdom)	3,633	9,615
Woolworths Group Ltd. (Australia)	13,339	338,729

		20,836,293

Food Products — 0.6%
Archer-Daniels-Midland Co.	27,026	1,252,655
Associated British Foods PLC (United Kingdom)	1,178	40,699
Campbell Soup Co.	7,900	390,418
Conagra Brands, Inc.(a)	23,000	787,520
General Mills, Inc.	29,300	1,569,308
Hershey Co. (The)	7,200	1,058,256
Hormel Foods Corp.(a)	13,300	599,963
J.M. Smucker Co. (The)(a)	5,600	583,128
Kellogg Co.	11,800	816,088
Kraft Heinz Co. (The)	29,717	954,807

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
Lamb Weston Holdings, Inc.	7,400	$636,622
McCormick & Co., Inc.(a)	6,100	1,035,353
Mondelez International, Inc. (Class A Stock)	69,453	3,825,471
Nestle SA (Switzerland)	9,977	1,080,044
Orkla ASA (Norway)	2,598	26,332
Tate & Lyle PLC (United Kingdom)	7,241	73,039
Tyson Foods, Inc. (Class A Stock)	14,400	1,310,976
WH Group Ltd. (Hong Kong), 144A	328,000	339,706
Wilmar International Ltd. (Singapore)	3,900	11,956

		16,392,341

Gas Utilities — 0.0%
Atmos Energy Corp.	5,900	659,974
Enagas SA (Spain)	782	19,951
Naturgy Energy Group SA (Spain)	1,056	26,623
Snam SpA (Italy)	6,780	35,675
Tokyo Gas Co. Ltd. (Japan)	1,400	33,997

		776,220

Health Care Equipment & Supplies — 1.8%
Abbott Laboratories	85,200	7,400,472
ABIOMED, Inc.*	2,360	402,592
Align Technology, Inc.*	3,600	1,004,544
Baxter International, Inc.	24,800	2,073,776
Becton, Dickinson & Co.	13,210	3,592,724
Boston Scientific Corp.*	66,667	3,014,682
Cooper Cos., Inc. (The)	2,440	783,948
Danaher Corp.	30,800	4,727,184
DENTSPLY SIRONA, Inc.	10,800	611,172
Edwards Lifesciences Corp.*	10,000	2,332,900
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	2,001	29,859
Hologic, Inc.*	12,500	652,625
Hoya Corp. (Japan)	1,200	114,758
IDEXX Laboratories, Inc.*	4,200	1,096,746
Intuitive Surgical, Inc.*	5,560	3,286,794
Koninklijke Philips NV (Netherlands)	662	32,374
Medtronic PLC	64,690	7,339,080
Olympus Corp. (Japan)	3,500	54,707
ResMed, Inc.	7,100	1,100,287
Siemens Healthineers AG (Germany), 144A	2,091	100,577
Smith & Nephew PLC (United Kingdom)	2,251	54,823
STERIS PLC	3,850	586,817
Stryker Corp.	15,500	3,254,070
Teleflex, Inc.	2,400	903,456
Varian Medical Systems, Inc.*	4,600	653,246
Zimmer Biomet Holdings, Inc.	10,100	1,511,768

		46,715,981

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	2,800	56,815
AmerisourceBergen Corp.	7,500	637,650
Anthem, Inc.	12,500	3,775,375
Cardinal Health, Inc.	14,150	715,707
Centene Corp.*(a)	19,700	1,238,539

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Cigna Corp.	18,200	$3,721,718
CVS Health Corp.	62,683	4,656,720
DaVita, Inc.*	4,700	352,641
Fresenius Medical Care AG & Co.KGaA (Germany)	740	54,946
HCA Healthcare, Inc.	13,100	1,936,311
Henry Schein, Inc.*(a)	6,800	453,696
Humana, Inc.	6,650	2,437,358
Laboratory Corp. of America Holdings*	5,000	845,850
McKesson Corp.	9,030	1,249,030
Medipal Holdings Corp. (Japan)	13,800	304,166
Quest Diagnostics, Inc.	6,800	726,172
Sonic Healthcare Ltd. (Australia)	850	17,153
Suzuken Co. Ltd. (Japan)	6,900	281,027
UnitedHealth Group, Inc.	45,760	13,452,525
Universal Health Services, Inc. (Class B Stock)	3,900	559,494
WellCare Health Plans, Inc.*	2,500	825,525

		38,298,418

Health Care Technology — 0.0%
Cerner Corp.	15,600	1,144,884

Hotels, Restaurants & Leisure — 1.0%
Aristocrat Leisure Ltd. (Australia)	3,305	78,303
Carnival Corp.(a)	19,300	981,019
Chipotle Mexican Grill, Inc.*	1,270	1,063,130
Compass Group PLC (United Kingdom)	5,529	138,730
Darden Restaurants, Inc.(a)	5,950	648,609
Flutter Entertainment PLC (Ireland)	266	32,390
Galaxy Entertainment Group Ltd. (Macau)	7,000	51,624
Hilton Worldwide Holdings, Inc.	13,800	1,530,558
Las Vegas Sands Corp.	15,600	1,077,024
Marriott International, Inc. (Class A Stock)	13,328	2,018,259
McDonald’s Corp.	36,600	7,232,526
MGM Resorts International	23,800	791,826
Norwegian Cruise Line Holdings Ltd.*	9,900	578,259
Oriental Land Co. Ltd. (Japan)	700	95,521
Royal Caribbean Cruises Ltd.	8,400	1,121,484
Sodexo SA (France)	296	35,070
Starbucks Corp.	57,700	5,072,984
Tabcorp Holdings Ltd. (Australia)	6,996	22,230
TUI AG (Germany)	1,519	19,237
Wynn Resorts Ltd.	4,700	652,689
Yum! Brands, Inc.	14,900	1,500,877

		24,742,349

Household Durables — 0.2%
Barratt Developments PLC (United Kingdom)	3,530	35,067
Berkeley Group Holdings PLC (United Kingdom)	4,903	315,499
Casio Computer Co. Ltd. (Japan)	700	14,017
D.R. Horton, Inc.	16,300	859,825
Garmin Ltd.	6,500	634,140
Leggett & Platt, Inc.(a)	5,400	274,482

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Household Durables (continued)
Lennar Corp. (Class A Stock)	13,600	$758,744
Mohawk Industries, Inc.*	2,940	400,957
Newell Brands, Inc.	15,914	305,867
NVR, Inc.*	160	609,345
PulteGroup, Inc.	11,922	462,574
Sekisui House Ltd. (Japan)	2,200	47,093
Sony Corp. (Japan)	9,200	625,332
Taylor Wimpey PLC (United Kingdom)	10,680	27,518
Whirlpool Corp.	3,026	446,426

		5,816,886

Household Products — 0.9%
Church & Dwight Co., Inc.	11,800	830,012
Clorox Co. (The)	6,100	936,594
Colgate-Palmolive Co.	41,300	2,843,092
Essity AB (Sweden) (Class B Stock)	6,866	220,723
Henkel AG & Co. KGaA (Germany)	363	34,323
Kimberly-Clark Corp.	16,500	2,269,575
Procter & Gamble Co. (The)	120,825	15,091,042

		22,225,361

Independent Power & Renewable Electricity Producers — 0.0%
AES Corp.	30,700	610,930
NRG Energy, Inc.	12,000	477,000

		1,087,930

Industrial Conglomerates — 0.7%
3M Co.	27,800	4,904,476
CK Hutchison Holdings Ltd. (United Kingdom)	9,500	90,661
General Electric Co.	423,530	4,726,595
Honeywell International, Inc.	34,712	6,144,024
Roper Technologies, Inc.	5,000	1,771,150
Siemens AG (Germany)	2,653	347,647

		17,984,553

Insurance — 1.2%
Aegon NV (Netherlands)	43,318	197,975
Aflac, Inc.	35,800	1,893,820
Ageas (Belgium)	624	36,915
AIA Group Ltd. (Hong Kong)	11,800	124,023
Allianz SE (Germany)	1,467	359,542
Allstate Corp. (The)	16,100	1,810,445
American International Group, Inc.	41,939	2,152,729
Aon PLC	11,600	2,416,164
Arthur J Gallagher & Co.	9,000	857,070
Assicurazioni Generali SpA (Italy)	3,704	76,468
Assurant, Inc.	3,000	393,240
Aviva PLC (United Kingdom)	13,476	75,173
Chubb Ltd.	21,986	3,422,341
Cincinnati Financial Corp.	7,237	760,970
CNP Assurances (France)	588	11,703
Dai-ichi Life Holdings, Inc. (Japan)	3,800	62,761
Everest Re Group Ltd.	2,140	592,438
Globe Life, Inc.	5,025	528,881
Hannover Rueck SE (Germany)	210	40,636
Hartford Financial Services Group, Inc. (The)	17,700	1,075,629

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
Japan Post Holdings Co. Ltd. (Japan)	5,500	$51,677
Japan Post Insurance Co. Ltd. (Japan)	800	13,571
Legal & General Group PLC (United Kingdom)	102,675	415,324
Lincoln National Corp.	10,018	591,162
Loews Corp.	12,675	665,311
Marsh & McLennan Cos., Inc.(a)	24,800	2,762,968
MetLife, Inc.	37,850	1,929,214
MS&AD Insurance Group Holdings, Inc. (Japan)	1,700	56,101
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	706	208,265
NN Group NV (Netherlands)	8,654	328,549
Principal Financial Group, Inc.(a)	12,200	671,000
Progressive Corp. (The)	28,600	2,070,354
QBE Insurance Group Ltd. (Australia)	4,550	41,105
Swiss Life Holding AG (Switzerland)	119	59,764
Travelers Cos., Inc. (The)	12,535	1,716,668
Unum Group	9,910	288,976
W.R. Berkley Corp.	6,000	414,600
Willis Towers Watson PLC	6,340	1,280,300
Zurich Insurance Group AG (Switzerland)	1,283	526,299

		30,980,131

Interactive Media & Services — 2.5%
Alphabet, Inc. (Class A Stock)*	14,530	19,461,337
Alphabet, Inc. (Class C Stock)*	14,723	19,684,945
Facebook, Inc. (Class A Stock)*	116,630	23,938,307
Kakaku.com, Inc. (Japan)	500	12,713
Twitter, Inc.*	36,800	1,179,440
Z Holdings Corp. (Japan)	3,600	15,194

		64,291,936

Internet & Direct Marketing Retail — 1.7%
Amazon.com, Inc.*	20,150	37,233,976
Booking Holdings, Inc.*(a)	2,070	4,251,221
eBay, Inc.	37,800	1,364,958
Expedia Group, Inc.	6,850	740,759
Rakuten, Inc. (Japan)	2,900	24,736

		43,615,650

IT Services — 2.7%
Accenture PLC (Class A Stock)	30,700	6,464,499
Adyen NV (Netherlands), 144A*	34	27,896
Akamai Technologies, Inc.*	8,000	691,040
Alliance Data Systems Corp.	2,240	251,328
Amadeus IT Group SA (Spain)	1,476	120,659
Atos SE (France)	335	27,996
Automatic Data Processing, Inc.	20,900	3,563,450
Broadridge Financial Solutions, Inc.	5,600	691,824
Capgemini SE (France)	251	30,668
Cognizant Technology Solutions Corp. (Class A Stock)	27,000	1,674,540
DXC Technology Co.	11,328	425,819
Fidelity National Information Services, Inc.	29,600	4,117,064

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
Fiserv, Inc.*	27,500	$3,179,825
FleetCor Technologies, Inc.*(a)	4,200	1,208,424
Fujitsu Ltd. (Japan)	2,100	197,487
Gartner, Inc.*	4,400	678,040
Global Payments, Inc.	14,477	2,642,921
International Business Machines Corp.	42,700	5,723,508
Jack Henry & Associates, Inc.	3,800	553,546
Leidos Holdings, Inc.	6,400	626,496
Mastercard, Inc. (Class A Stock)	43,100	12,869,229
NEC Corp. (Japan)	400	16,539
Nomura Research Institute Ltd. (Japan)	15,200	325,413
NTT Data Corp. (Japan)	2,100	28,154
Obic Co. Ltd. (Japan)	900	121,303
Otsuka Corp. (Japan)	400	16,006
Paychex, Inc.	15,600	1,326,936
PayPal Holdings, Inc.*	56,700	6,133,239
VeriSign, Inc.*	5,200	1,001,936
Visa, Inc. (Class A Stock)(a)	83,300	15,652,070
Western Union Co. (The)	20,210	541,224
Wirecard AG (Germany)(a)	477	57,988

		70,987,067

Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	2,200	133,571
Hasbro, Inc.	5,700	601,977
Shimano, Inc. (Japan)	200	32,548

		768,096

Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	15,114	1,289,375
Illumina, Inc.*	7,200	2,388,528
IQVIA Holdings, Inc.*	8,800	1,359,688
Mettler-Toledo International, Inc.*	1,200	951,936
PerkinElmer, Inc.	5,300	514,630
QIAGEN NV*	786	26,882
Sartorius Stedim Biotech (France)	96	15,928
Thermo Fisher Scientific, Inc.	19,380	6,295,981
Waters Corp.*(a)	3,200	747,680

		13,590,628

Machinery — 0.9%
Alfa Laval AB (Sweden)	1,071	26,972
Alstom SA (France)	7,169	340,588
Amada Holdings Co. Ltd. (Japan)	10,300	117,086
Atlas Copco AB (Sweden) (Class A Stock)	10,643	424,394
Atlas Copco AB (Sweden) (Class B Stock)	1,378	47,835
Caterpillar, Inc.	27,100	4,002,128
Cummins, Inc.	7,300	1,306,408
Deere & Co.	15,380	2,664,739
Dover Corp.	7,000	806,820
Epiroc AB (Sweden) (Class B Stock)	1,360	16,103
Flowserve Corp.	6,100	303,597
Fortive Corp.	13,650	1,042,723
IDEX Corp.	3,910	672,520
Illinois Tool Works, Inc.	14,400	2,586,672
Ingersoll-Rand PLC	11,900	1,581,748

COMMON STOCKS (continued)	Shares	Value
Machinery (continued)
Kone OYJ (Finland) (Class B Stock)	4,008	$261,853
Metso OYJ (Finland)	8,041	317,255
Mitsubishi Heavy Industries Ltd. (Japan)	1,100	42,714
PACCAR, Inc.	16,843	1,332,281
Parker-Hannifin Corp.	6,365	1,310,044
Pentair PLC	7,677	352,144
Sandvik AB (Sweden)	1,673	32,583
Schindler Holding AG (Switzerland)	71	17,397
SKF AB (Sweden) (Class B Stock)	581	11,738
Snap-on, Inc.(a)	2,800	474,320
Stanley Black & Decker, Inc.	7,297	1,209,405
Volvo AB (Sweden) (Class B Stock)	5,107	85,460
Westinghouse Air Brake Technologies Corp.	8,851	688,608
Xylem, Inc.	8,500	669,715
Yangzijiang Shipbuilding Holdings Ltd.(China)	13,600	11,372

		22,757,222

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	12	16,253
Mitsui OSK Lines Ltd. (Japan)	400	11,000

		27,253

Media — 0.7%
Altice Europe NV (Netherlands)*	2,422	15,649
Charter Communications, Inc. (Class A Stock)*(a)	7,940	3,851,535
Comcast Corp. (Class A Stock)	218,580	9,829,543
Discovery, Inc. (Class A Stock)*(a)	6,000	196,440
Discovery, Inc. (Class C Stock)*	16,600	506,134
DISH Network Corp. (Class A Stock)*	12,017	426,243
Fox Corp. (Class A Stock)	16,100	596,827
Fox Corp. (Class B Stock)	6,633	241,441
Interpublic Group of Cos., Inc. (The)	16,431	379,556
News Corp. (Class A Stock)	16,175	228,715
News Corp. (Class B Stock)	4,800	69,648
Omnicom Group, Inc.(a)	10,300	834,506
ViacomCBS, Inc. (Class B Stock)	25,730	1,079,888

		18,256,125

Metals & Mining — 0.2%
Alumina Ltd. (Australia)	8,448	13,640
Anglo American PLC (South Africa)	14,734	426,857
Antofagasta PLC (Chile)	1,368	16,718
ArcelorMittal SA (Luxembourg)	2,242	39,605
BHP Group Ltd. (Australia)	10,236	279,987
BHP Group PLC (Australia)	13,263	312,461
BlueScope Steel Ltd. (Australia)	821	8,693
Boliden AB (Sweden)	945	25,108
Fortescue Metals Group Ltd. (Australia)	13,449	101,186
Freeport-McMoRan, Inc.	69,788	915,618
Newcrest Mining Ltd. (Australia)	2,607	55,163
Newmont Goldcorp Corp.	38,800	1,685,860
Nucor Corp.	14,000	787,920
Rio Tinto Ltd. (Australia)	1,286	90,810

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Rio Tinto PLC (Australia)	9,382	$561,519
Sumitomo Metal Mining Co. Ltd. (Japan)	800	25,864

		5,347,009

Multiline Retail — 0.3%
Dollar General Corp.	12,400	1,934,152
Dollar Tree, Inc.*	11,665	1,097,093
Kohl’s Corp.(a)	7,300	371,935
Macy’s, Inc.(a)	14,674	249,458
Next PLC (United Kingdom)	469	43,574
Nordstrom, Inc.(a)	4,800	196,464
Target Corp.	24,800	3,179,608
Wesfarmers Ltd. (Australia)	3,835	111,373

		7,183,657

Multi-Utilities — 0.5%
AGL Energy Ltd. (Australia)	10,885	156,675
Ameren Corp.	12,200	936,960
CenterPoint Energy, Inc.	24,000	654,480
CMS Energy Corp.	13,900	873,476
Consolidated Edison, Inc.	15,800	1,429,426
Dominion Energy, Inc.(a)	39,915	3,305,760
DTE Energy Co.	9,100	1,181,817
Engie SA (France)	6,642	107,374
National Grid PLC (United Kingdom)	6,981	87,562
NiSource, Inc.	17,300	481,632
Public Service Enterprise Group, Inc.	24,500	1,446,725
RWE AG (Germany)	2,006	61,804
Sempra Energy	13,419	2,032,710
WEC Energy Group, Inc.	15,513	1,430,764

		14,187,165

Oil, Gas & Consumable Fuels — 2.0%
Apache Corp.	17,614	450,742
BP PLC (United Kingdom)	13,813	86,623
Cabot Oil & Gas Corp.	19,400	337,754
Chevron Corp.	91,522	11,029,316
Cimarex Energy Co.	4,600	241,454
Concho Resources, Inc.	9,900	866,943
ConocoPhillips	53,477	3,477,609
Devon Energy Corp.	17,800	462,266
Diamondback Energy, Inc.(a)	7,200	668,592
EOG Resources, Inc.	27,800	2,328,528
Exxon Mobil Corp.	203,899	14,228,072
Hess Corp.	12,700	848,487
HollyFrontier Corp.	7,300	370,183
Kinder Morgan, Inc.	92,898	1,966,651
Lundin Petroleum AB (Sweden)	544	18,488
Marathon Oil Corp.	37,182	504,932
Marathon Petroleum Corp.	31,419	1,892,995
Neste OYJ (Finland)	1,161	40,423
Noble Energy, Inc.	21,900	543,996
Occidental Petroleum Corp.	42,804	1,763,953
OMV AG (Austria)	4,918	276,358
ONEOK, Inc.(a)	19,900	1,505,833
Origin Energy Ltd. (Australia)	60,060	356,796
Phillips 66	21,838	2,432,972

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Pioneer Natural Resources Co.	8,150	$1,233,665
Repsol SA (Spain)	4,902	76,860
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	14,702	436,586
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	17,453	519,484
Santos Ltd. (Australia)	60,705	349,531
TOTAL SA (France)	8,086	447,737
Valero Energy Corp.	19,900	1,863,635
Williams Cos., Inc. (The)	58,400	1,385,248

		53,012,712

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	1,400	7,580

Personal Products — 0.1%
Coty, Inc. (Class A Stock)	11,100	124,875
Estee Lauder Cos., Inc. (The) (Class A Stock)	10,700	2,209,978
Unilever NV (United Kingdom)	10,141	583,978
Unilever PLC (United Kingdom)	3,891	225,115

		3,143,946

Pharmaceuticals — 2.5%
Allergan PLC	15,775	3,015,707
Astellas Pharma, Inc. (Japan)	24,600	420,351
AstraZeneca PLC (United Kingdom)	575	58,022
Bayer AG (Germany)	1,980	161,636
Bristol-Myers Squibb Co.	112,870	7,245,125
Chugai Pharmaceutical Co. Ltd. (Japan)	800	73,909
Eli Lilly & Co.	41,000	5,388,630
GlaxoSmithKline PLC (United Kingdom)	30,955	730,165
Johnson & Johnson	127,178	18,551,455
Kyowa Kirin Co. Ltd. (Japan)	900	21,170
Merck & Co., Inc.	123,433	11,226,231
Merck KGaA (Germany)	432	51,190
Mylan NV*	23,300	468,330
Novartis AG (Switzerland)	10,988	1,042,272
Novo Nordisk A/S (Denmark) (Class B Stock)	10,147	589,178
Ono Pharmaceutical Co. Ltd. (Japan)	1,400	32,038
Orion OYJ (Finland) (Class B Stock)	369	17,066
Otsuka Holdings Co. Ltd. (Japan)	1,400	62,511
Perrigo Co. PLC(a)	6,200	320,292
Pfizer, Inc.	266,470	10,440,295
Recordati SpA (Italy)	354	14,935
Roche Holding AG (Switzerland)	3,457	1,121,799
Sanofi (France)	603	60,686
Shionogi & Co. Ltd. (Japan)	2,700	167,054
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	5,600	108,898
Zoetis, Inc.	23,000	3,044,050

		64,432,995

Professional Services — 0.2%
Equifax, Inc.	5,900	826,708
IHS Markit Ltd.*(a)	18,700	1,409,045

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Professional Services (continued)
Nielsen Holdings PLC	17,000	$345,100
Recruit Holdings Co. Ltd. (Japan)	4,700	175,759
Robert Half International, Inc.	5,700	359,955
Verisk Analytics, Inc.	7,800	1,164,852
Wolters Kluwer NV (Netherlands)	2,115	154,398

		4,435,817

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	15,700	962,253
CK Asset Holdings Ltd. (Hong Kong)	9,000	64,877
Daito Trust Construction Co. Ltd. (Japan)	200	24,661
Daiwa House Industry Co. Ltd. (Japan)	1,900	58,745
Henderson Land Development Co. Ltd. (Hong Kong)	66,200	325,089
Hongkong Land Holdings Ltd. (Hong Kong)	4,000	23,030
Mitsubishi Estate Co. Ltd. (Japan)	4,100	78,323
Nomura Real Estate Holdings, Inc. (Japan)	500	11,976
Sino Land Co. Ltd. (Hong Kong)	10,000	14,557
Sumitomo Realty & Development Co.Ltd. (Japan)	1,200	41,947
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	34,500	321,189
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	4,000	24,441
Wheelock & Co. Ltd. (Hong Kong)	27,000	180,520

		2,131,608

Road & Rail — 0.5%
Aurizon Holdings Ltd. (Australia)	6,888	25,340
CSX Corp.	38,500	2,785,860
Hankyu Hanshin Holdings, Inc. (Japan)	6,800	290,630
J.B. Hunt Transport Services, Inc.(a)	4,100	478,798
Kansas City Southern(a)	4,800	735,168
Keikyu Corp. (Japan)	800	15,431
Keisei Electric Railway Co. Ltd. (Japan)	500	19,364
Kyushu Railway Co. (Japan)	600	20,065
Nippon Express Co. Ltd. (Japan)	300	17,596
Norfolk Southern Corp.	12,900	2,504,277
Old Dominion Freight Line, Inc.	2,550	483,939
Seibu Holdings, Inc. (Japan)	2,500	41,079
Tobu Railway Co. Ltd. (Japan)	700	25,307
Union Pacific Corp.	34,000	6,146,860
West Japan Railway Co. (Japan)	3,900	337,255

		13,926,969

Semiconductors & Semiconductor Equipment — 2.2%
Advanced Micro Devices, Inc.*(a)	52,200	2,393,892
Advantest Corp. (Japan)	6,800	381,252
Analog Devices, Inc.	18,058	2,146,013
Applied Materials, Inc.	44,200	2,697,968
ASML Holding NV (Netherlands)	80	23,794
Broadcom, Inc.	19,280	6,092,866
Intel Corp.	214,500	12,837,825
KLA Corp.	7,750	1,380,817
Lam Research Corp.	7,070	2,067,268

COMMON STOCKS (continued)	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	13,400	$824,234
Microchip Technology, Inc.(a)	11,800	1,235,696
Micron Technology, Inc.*	52,700	2,834,206
NVIDIA Corp.	29,350	6,906,055
Qorvo, Inc.*	6,007	698,194
QUALCOMM, Inc.	56,500	4,984,995
Skyworks Solutions, Inc.	8,400	1,015,392
STMicroelectronics NV (Switzerland)	2,333	62,920
Texas Instruments, Inc.	45,000	5,773,050
Tokyo Electron Ltd. (Japan)	1,800	392,139
Xilinx, Inc.	12,200	1,192,794

		55,941,370

Software — 3.5%
Adobe, Inc.*	23,500	7,750,535
ANSYS, Inc.*	4,100	1,055,381
Autodesk, Inc.*	10,800	1,981,368
Cadence Design Systems, Inc.*	13,600	943,296
Check Point Software Technologies Ltd. (Israel)*	400	44,384
Citrix Systems, Inc.	6,000	665,400
CyberArk Software Ltd.*	2,900	338,082
Fortinet, Inc.*	7,200	768,672
Intuit, Inc.	12,600	3,300,318
Micro Focus International PLC (United Kingdom)	528	7,437
Microsoft Corp.	369,250	58,230,725
NortonLifeLock, Inc.	25,578	652,750
Oracle Corp.	106,100	5,621,178
salesforce.com, Inc.*	42,450	6,904,068
SAP SE (Germany)	2,132	289,273
ServiceNow, Inc.*	8,800	2,484,416
Synopsys, Inc.*	7,400	1,030,080

		92,067,363

Specialty Retail — 1.2%
ABC-Mart, Inc. (Japan)	100	6,820
Advance Auto Parts, Inc.	3,500	560,560
AutoZone, Inc.*	1,200	1,429,572
Best Buy Co., Inc.	11,425	1,003,115
CarMax, Inc.*	8,200	718,894
Gap, Inc. (The)	9,500	167,960
Hennes & Mauritz AB (Sweden) (Class B Stock)	17,600	358,192
Hikari Tsushin, Inc. (Japan)	700	175,652
Home Depot, Inc. (The)	52,850	11,541,383
Industria de Diseno Textil SA (Spain)	3,514	124,020
JD Sports Fashion PLC (United Kingdom)	22,795	254,425
L Brands, Inc.	10,906	197,617
Lowe’s Cos., Inc.	37,200	4,455,072
Nitori Holdings Co. Ltd. (Japan)	300	47,386
O’Reilly Automotive, Inc.*	3,700	1,621,562
Ross Stores, Inc.	17,600	2,048,992
Tiffany & Co.	5,220	697,653
TJX Cos., Inc. (The)	58,300	3,559,798
Tractor Supply Co.	6,000	560,640

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Specialty Retail (continued)
Ulta Beauty, Inc.*	2,900	$734,106

		30,263,419

Technology Hardware, Storage & Peripherals — 2.5%
Apple, Inc.	203,060	59,628,569
Brother Industries Ltd. (Japan)	700	14,410
FUJIFILM Holdings Corp. (Japan)	7,600	363,480
Hewlett Packard Enterprise Co.	60,648	961,877
HP, Inc.	69,148	1,420,992
NetApp, Inc.	11,100	690,975
Seagate Technology PLC	11,100	660,450
Western Digital Corp.	13,803	876,077
Xerox Holdings Corp.	8,190	301,965

		64,918,795

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	623	203,483
Burberry Group PLC (United Kingdom)	1,409	41,503
Capri Holdings Ltd.*	6,000	228,900
EssilorLuxottica SA (France)	948	144,841
Hanesbrands, Inc.(a)	15,400	228,690
Hermes International (France)	532	398,673
LVMH Moet Hennessy Louis Vuitton SE (France)	955	444,679
NIKE, Inc. (Class B Stock)	60,300	6,108,993
Puma SE (Germany)	283	21,683
PVH Corp.	3,700	389,055
Ralph Lauren Corp.	2,500	293,050
Swatch Group AG (The) (Switzerland), (SWX)	77	4,073
Tapestry, Inc.	13,400	361,398
Under Armour, Inc. (Class A Stock)*(a)	7,500	162,000
Under Armour, Inc. (Class C Stock)*	7,374	141,433
VF Corp.	15,900	1,584,594

		10,757,048

Tobacco — 0.5%
Altria Group, Inc.	90,000	4,491,900
British American Tobacco PLC (United Kingdom)	11,683	500,687
Imperial Brands PLC (United Kingdom)	4,429	110,314
Japan Tobacco, Inc. (Japan)	4,200	93,606
Philip Morris International, Inc.	75,000	6,381,750
Swedish Match AB (Sweden)	567	29,234

		11,607,491

Trading Companies & Distributors — 0.1%
AerCap Holdings NV (Ireland)*	5,500	338,085
Brenntag AG (Germany)	513	28,083
Fastenal Co.(a)	27,400	1,012,430
Ferguson PLC	4,211	382,674
ITOCHU Corp. (Japan)	4,700	109,134
Marubeni Corp. (Japan)	5,400	39,881
Toyota Tsusho Corp. (Japan)	9,600	338,093
United Rentals, Inc.*	3,700	617,049
W.W. Grainger, Inc.	2,240	758,285

		3,623,714

COMMON STOCKS (continued)	Shares	Value
Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	225	$43,126
Fraport AG Frankfurt Airport Services Worldwide (Germany)	3,787	323,645
Kamigumi Co. Ltd. (Japan)	5,700	125,221

		491,992

Water Utilities — 0.0%
American Water Works Co., Inc.	8,600	1,056,510

Wireless Telecommunication Services — 0.1%
KDDI Corp. (Japan)	16,400	489,486
NTT DOCOMO, Inc. (Japan)	9,200	256,249
Softbank Corp. (Japan)	5,900	79,031
T-Mobile US, Inc.*	15,300	1,199,826
Vodafone Group PLC (United Kingdom)	92,550	180,457

		2,205,049

TOTAL COMMON STOCKS (cost $401,898,791)		1,345,815,786

EXCHANGE-TRADED FUNDS — 0.3%
iShares Core S&P 500 ETF	25,050	8,097,162
iShares MSCI EAFE ETF	3,759	261,025

TOTAL EXCHANGE-TRADED FUNDS (cost $6,766,441)		8,358,187

PREFERRED STOCKS — 0.1%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	75	4,640
Porsche Automobil Holding SE (Germany) (PRFC)	532	39,876
Volkswagen AG (Germany) (PRFC)	1,246	247,333

		291,849

Banks — 0.0%
Citigroup Capital XIII, 8.306%, (Capital Security, fixed to floating preferred)	20,000	556,000

Capital Markets — 0.1%
State Street Corp., 5.350%, (Capital Security, fixed to floating preferred)(rr)	30,000	836,100

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	123	26,474

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	621	64,483

TOTAL PREFERRED STOCKS (cost $1,626,837)		1,774,906

	Units

RIGHTS* — 0.0%
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/10/20	4,902	2,326

(cost $2,315)

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES — 7.8%
Automobiles — 2.3%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24		1,200	$1,230,288
Series 2019-01, Class B
3.130%	02/18/25		600	611,117
Series 2019-01, Class C
3.360%	02/18/25		700	718,147
Series 2019-02, Class C
2.740%	04/18/25		1,400	1,412,743
Series 2019-03, Class C
2.320%	07/18/25		2,300	2,291,914
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21		1,100	1,101,414
Series 2018-01A, Class A, 144A
3.700%	09/20/24		1,300	1,351,791
Series 2018-02A, Class A, 144A
4.000%	03/20/25		1,100	1,160,519
Series 2019-02A, Class A, 144A
3.350%	09/22/25		2,000	2,062,490
Series 2019-03A, Class A, 144A
2.360%	03/20/26		2,700	2,670,328
Drive Auto Receivables Trust,
Series 2019-03, Class B
2.650%	02/15/24		900	902,451
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	1,700	1,309,729
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29		4,200	4,222,472
Series 2018-01, Class A, 144A
3.190%	07/15/31		2,700	2,788,617
Series 2018-02, Class A, 144A
3.470%	01/15/30		2,200	2,293,496
Series 2019-01, Class A, 144A
3.520%	07/15/30		3,900	4,091,338
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24		1,400	1,412,106
Series 2018-02, Class A
3.170%	03/15/25		9,700	9,992,795
Series 2019-02, Class A
3.060%	04/15/26		1,000	1,032,271
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		300	309,193
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class B, 144A
2.550%	11/14/23		2,300	2,300,872
Series 2017-02A, Class C, 144A
2.820%	07/15/24		600	601,023
Series 2018-01A, Class A, 144A
3.430%	12/16/24		3,800	3,861,087
Series 2019-01A, Class A, 144A
3.630%	09/14/27		3,600	3,707,582

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	1,300	$1,304,115
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	3,900	3,958,038

			58,697,936

Collateralized Loan Obligations — 3.2%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.534%(c)	07/22/32	2,500	2,498,257
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.281%(c)	07/15/29	500	497,169
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
3.343%(c)	07/18/30	1,000	998,284
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/29	1,000	999,883
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.822%(c)	01/17/28	1,000	996,197
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	04/15/29	2,500	2,492,700
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.202%(c)	10/17/31	7,000	6,989,200
Galaxy CLO Ltd. (Cayman Islands),
Series 2018-29A, Class A, 144A, 3 Month LIBOR + 0.790% (Cap N/A, Floor 0.000%)
2.700%(c)	11/15/26	908	906,457
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	1,000	994,117
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.891%(c)	02/05/31	250	248,363
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.486%(c)	07/22/32	2,500	2,502,745
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.106%(c)	10/19/28	7,000	6,975,059

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.214%(c)	10/23/29	1,250	$1,250,133
Jackson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.830%)
2.831%(c)	04/15/27	1,240	1,234,203
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
3.436%(c)	04/20/32	4,750	4,734,187
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
3.141%(c)	10/20/31	4,250	4,191,100
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
3.086%(c)	04/21/31	3,500	3,446,960
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
3.121%(c)	07/15/31	2,500	2,458,218
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2019-07A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.402%(c)	04/17/30	1,750	1,746,547
OCP CLO Ltd. (Cayman Islands),
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
3.627%(c)	07/20/32	7,000	7,007,265
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A1S, 144A, 3 Month LIBOR + 1.080% (Cap N/A, Floor 0.000%)
3.082%(c)	04/17/31	3,000	2,958,663
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	750	748,247
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
3.546%(c)	07/20/32	2,500	2,499,641
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.129%(c)	11/14/29	500	500,165
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.302%(c)	07/17/26	2,407	2,403,838
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)
3.166%(c)	07/20/31	1,750	1,747,570
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
3.231%(c)	07/15/29	1,000	1,001,671

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
3.426%(c)	07/20/32	7,500	$7,479,305
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	1,750	1,738,899
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
2.881%(c)	07/15/27	960	957,744
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	2,000	1,992,609
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.166%(c)	10/20/31	3,750	3,734,751
York CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.516%(c)	07/22/32	2,000	2,003,504
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	1,250	1,236,074

			84,169,725

Consumer Loans — 0.1%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.540%(c)	09/14/32	2,110	2,110,816
Oportun Funding LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,100	1,122,551
Series 2018-D, Class A, 144A
4.150%	12/09/24	800	817,088

			4,050,455

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	4,000	4,430,586

Equipment — 0.3%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,100	2,135,846
Series 2018-A, Class A4, 144A
3.390%	01/10/25	1,200	1,233,434
Series 2018-A, Class A5, 144A
3.610%	03/10/42	500	517,092
Series 2019-A, Class A5, 144A
3.080%	11/12/41	1,600	1,646,765

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Equipment (continued)
Series 2019-B, Class A5, 144A
2.290%	11/12/41		1,600	$1,587,984

				7,121,121

Home Equity Loans — 0.1%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)
3.442%(c)	03/25/33		83	83,039
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	07/25/32		39	39,027
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 0.850%)
3.067%(c)	09/25/32		1,516	1,516,588

				1,638,654

Other — 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35		1,007	1,023,275
Series 2019-02A, Class A, 144A
2.590%	05/20/36		1,677	1,683,036
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24		2,240	2,228,845

				4,935,156

Residential Mortgage-Backed Securities — 0.5%
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		1,159	1,165,950
CWABS, Inc., Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)
2.542%(c)	03/25/34		630	626,903
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		177	178,570
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59		184	185,541
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		1,036	1,040,682
Series 2019-SL01, Class A, 144A
4.000%	12/28/54		151	151,745
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	06/25/34		163	160,936
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61		1,259	1,264,017
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	1,925	2,154,867

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57	807	$811,102
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.392%(c)	02/25/57	2,082	2,076,541
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57	2,005	2,016,013
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58	189	192,700
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58	86	89,234
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58	673	686,690

			12,801,491

Student Loans — 0.9%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42	1,625	1,624,639
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44	1,168	1,192,362
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46	440	449,822
Series 2018-CGS, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.592%(c)	02/25/46	505	497,600
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	1,201	1,209,729
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	2,099	2,146,017
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	1,000	1,002,123
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	3,300	3,355,580
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	1,200	1,231,276
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	1,400	1,417,377
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	1,500	1,492,554
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	2,600	2,698,782
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	1,400	1,421,551
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	1,700	1,666,503
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A
2.640%	08/25/47	706	706,618

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	2,200	$2,252,723

			24,365,256

TOTAL ASSET-BACKED SECURITIES (cost $200,271,947)			202,210,380

COMMERCIAL MORTGAGE-BACKED SECURITIES — 8.0%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	3,100	3,153,744
BBCMS Mortgage Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	3,850	4,257,005
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	3,600	3,900,570
CFCRE Commercial Mortgage Trust,
Series 2016-C04, Class A3
3.014%	05/10/58	2,500	2,568,802
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	1,006	1,052,323
Series 2016-C01, Class A3
2.944%	05/10/49	2,700	2,771,202
Series 2017-P07, Class A3
3.442%	04/14/50	4,000	4,223,535
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	590	590,862
Series 2014-CR18, Class A4
3.550%	07/15/47	2,087	2,176,140
Series 2014-LC17, Class A4
3.648%	10/10/47	5,000	5,272,779
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	2,500	2,639,652
Series 2017-C08, Class A3
3.127%	06/15/50	3,800	3,932,263
Fannie Mae-Aces,
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	1,618	1,658,456
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	3,000	3,105,323
Series 2016-M07, Class AB2
2.385%	09/25/26	1,800	1,797,768
Series 2017-M01, Class A2
2.417%(cc)	10/25/26	1,600	1,618,737
Series 2017-M04, Class A2
2.586%(cc)	12/25/26	8,600	8,810,938
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	5,900	6,153,151
Series 2018-M04, Class A2
3.045%(cc)	03/25/28	3,075	3,223,259
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.373%(cc)	05/25/22	18,467	466,030

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K021, Class X1, IO
1.425%(cc)	06/25/22	5,204	$142,746
Series K055, Class X1, IO
1.364%(cc)	03/25/26	4,579	322,907
Series K064, Class AM
3.327%(cc)	03/25/27	4,200	4,448,258
Series K068, Class AM
3.315%	08/25/27	4,100	4,331,041
Series K069, Class A2
3.187%(cc)	09/25/27	3,500	3,692,567
Series K069, Class AM
3.248%(cc)	09/25/27	750	790,016
Series K070, Class A2
3.303%(cc)	11/25/27	5,200	5,522,669
Series K070, Class AM
3.364%	12/25/27	1,100	1,166,016
Series K072, Class A2
3.444%	12/25/27	1,400	1,500,711
Series K075, Class AM
3.650%(cc)	02/25/28	2,550	2,752,424
Series K076, Class A2
3.900%	04/25/28	6,200	6,841,856
Series K076, Class AM
3.900%	04/25/28	1,825	2,003,398
Series K077, Class A2
3.850%(cc)	05/25/28	3,470	3,814,092
Series K077, Class AM
3.850%(cc)	05/25/28	690	755,218
Series K080, Class AM
3.986%(cc)	07/25/28	5,150	5,689,959
Series K081, Class AM
3.900%(cc)	08/25/28	2,600	2,857,362
Series K086, Class AM
3.919%(cc)	12/25/28	800	880,920
Series K157, Class A2
3.990%(cc)	05/25/33	3,100	3,496,697
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,630	1,727,598
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	3,000	3,099,606
Series 2015-GC34, Class A3
3.244%	10/10/48	4,800	4,985,375
Series 2016-GS03, Class A3
2.592%	10/10/49	4,200	4,230,200
Series 2016-GS04, Class A3
3.178%	11/10/49	4,000	4,158,288
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	1,100	1,147,207
Series 2015-C27, Class A3A1
2.920%	02/15/48	5,000	5,111,796
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP06, Class A3
3.109%	07/15/50	5,581	5,739,203

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49		2,500	$2,549,739
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46		498	505,387
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48		1,081	1,097,538
Morgan Stanley Capital I Trust,
Series 2015-UBS08, Class A3
3.540%	12/15/48		5,000	5,263,754
Series 2016-UB11, Class A3
2.531%	08/15/49		6,300	6,298,317
Series 2019-H06, Class A3
3.158%	06/15/52		5,000	5,184,985
Series 2019-H07, Class A2
2.492%	07/15/52		9,400	9,425,854
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50		2,500	2,596,172
Series 2017-C05, Class A4
3.212%	11/15/50		5,000	5,213,729
Series 2018-C09, Class A3
3.854%	03/15/51		1,800	1,960,728
Series 2018-C14, Class A3
4.180%	12/15/51		2,900	3,240,358
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45		1,400	1,416,205
Series 2013-C05, Class A3
2.920%	03/10/46		1,631	1,652,712
Series 2013-C06, Class A3
2.971%	04/10/46		1,498	1,528,321
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		4,500	4,536,954
Series 2017-C38, Class A4
3.190%	07/15/50		3,300	3,435,597
Series 2019-C49, Class A3
3.749%	03/15/52		7,300	7,767,614

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $200,483,591)				208,254,633

CORPORATE BONDS — 10.9%
Aerospace & Defense — 0.2%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	(a)	1,470	1,558,745
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		616	675,800
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23		765	840,843

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Aerospace & Defense (continued)
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28	910	$1,023,849

			4,099,237

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24	2,685	2,744,452

Airlines — 0.2%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28	2,049	2,119,802
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22	13	13,971
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22	312	317,869
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26	283	298,327
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24	206	224,349
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20	1,300	1,301,027

			4,275,345

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.411%(c)	04/12/21	355	355,501
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21	1,455	1,478,275
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46	665	631,631
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21	515	518,593
3.350%	11/01/22	2,845	2,875,444
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43	740	824,957
6.600%	04/01/36	585	688,824
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
2.862%(c)	04/09/21	820	820,713
Gtd. Notes
3.550%	04/09/21	620	630,244
3.950%	04/13/24	1,700	1,777,971

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21		2,300	$2,310,959

				12,913,112

Banks — 2.7%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23		400	402,833
Sr. Unsec’d. Notes
3.848%	04/12/23		800	834,572
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	275	318,705
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	1,145	1,207,953
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23		1,520	1,573,293
Sr. Unsec’d. Notes, MTN
3.194%(ff)	07/23/30		1,050	1,086,200
3.824%(ff)	01/20/28		615	660,369
4.000%	04/01/24	(a)	745	796,649
Sub. Notes, MTN
4.000%	01/22/25		1,700	1,813,086
4.450%	03/03/26		4,790	5,254,976
Bank of America NA,
Sub. Notes
6.000%	10/15/36		805	1,106,765
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	610	637,633
3.684%	01/10/23		320	328,002
4.375%	01/12/26		323	349,965
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		705	794,863
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	1,590	1,621,526
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	945	973,492
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	640	727,704
Sr. Unsec’d. Notes
3.200%	10/21/26		670	694,677
3.700%	01/12/26		1,610	1,714,947
3.887%(ff)	01/10/28	(a)	560	602,809
8.125%	07/15/39		365	606,384
Sub. Notes
4.450%	09/29/27		1,485	1,635,110
4.750%	05/18/46		440	526,178
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		980	1,065,771
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,240	1,252,679

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	$1,409,182
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		595	642,596
Sub. Notes
7.000%	04/15/20		485	491,430
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	1,800	1,818,891
Jr. Sub. Notes, Series O
5.300%(ff)	—	(rr)	560	604,963
Sr. Unsec’d. Notes
3.750%	02/25/26		1,165	1,237,044
3.814%(ff)	04/23/29	(a)	440	470,996
3.850%	01/26/27		2,625	2,792,121
5.750%	01/24/22		3,265	3,501,644
Sub. Notes
6.750%	10/01/37		225	311,282
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21		1,530	1,531,497
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.240%
4.125%(c)	03/08/21		920	940,561
Sr. Unsec’d. Notes
4.875%	01/14/22		1,230	1,298,199
ING Groep NV (Netherlands),
Sr. Unsec’d. Notes
3.550%	04/09/24		400	418,408
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF
5.000%(ff)	—	(rr)	540	564,241
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	979	988,014
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,175	1,284,677
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		270	290,405
3.964%(ff)	11/15/48		2,240	2,528,673
4.005%(ff)	04/23/29		1,360	1,491,264
Sub. Notes
3.875%	09/10/24		3,525	3,771,240
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	640	644,455
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	930	1,111,477
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23		610	638,431
3.772%(ff)	01/24/29	(a)	1,295	1,392,357
3.875%	01/27/26		550	590,983
4.431%(ff)	01/23/30		455	514,106
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,030	1,092,971
Sub. Notes, GMTN
4.350%	09/08/26		3,050	3,332,323

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (United Kingdom),
Sr. Unsec’d. Notes
4.445%(ff)	05/08/30		1,570	$1,733,572
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,255	1,321,685

				69,346,829

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.700%	02/01/36		1,220	1,407,482

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	(a)	300	307,636

Chemicals — 0.4%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
5.875%	01/31/50	(a)	335	333,469
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21		1,160	1,217,826
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		445	485,183
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		2,675	2,721,876
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
4.800%	05/15/49	(a)	345	398,028
5.250%	11/15/41		5	5,845
9.400%	05/15/39		30	49,036
LYB International Finance BV,
Gtd. Notes
4.875%	03/15/44	(a)	620	704,029
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		265	301,417
5.625%	11/15/43		295	348,539
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		875	902,134
SASOL Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		600	651,191
6.500%	09/27/28		405	450,343
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.500%	06/01/25		500	610,111

				9,179,027

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		875	$937,530
7.000%	10/15/37		390	548,763
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		735	765,556
5.250%	01/15/30		265	285,337
5.875%	09/15/26		225	241,633

				2,778,819

Computers — 0.1%
Apple, Inc.,
Sr. Unsec’d. Notes
3.200%	05/13/25		2,400	2,535,361

Diversified Financial Services — 0.2%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		445	468,776
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	939,948
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		465	555,212
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
5.250%	02/06/12	(d)	1,850	23,125
6.875%	05/02/18	(d)	700	9,100
Private Export Funding Corp.,
Gov’t. Gtd. Notes, Series GG
2.450%	07/15/24		285	290,430
U.S. Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25		255	270,110
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20		2,175	2,175,268

				4,731,969

Electric — 1.3%
Avista Corp.,
First Mortgage
4.350%	06/01/48		845	970,094
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36		530	731,263
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37		335	451,205
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33		300	422,500
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39		145	187,224

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21	2,470	$2,527,165
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	1,075	1,243,701
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	530	726,232
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	845	1,034,962
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.650%	09/10/24	1,960	1,967,281
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	2,397	2,459,391
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	1,375	1,652,170
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	265	331,598
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33	380	507,630
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33	140	181,267
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28	2,105	2,287,663
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A
9.375%	01/28/20	1,000	1,004,704
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28	575	625,303
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24	1,560	1,668,050
Northern States Power Co.,
First Mortgage
3.600%	09/15/47	1,035	1,105,338
Ohio Power Co.,
Sr. Unsec’d. Notes
4.000%	06/01/49	465	524,043
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47	980	999,433
5.000%	03/15/44	495	570,830
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21	1,260	1,274,342
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.000%	05/15/27	675	698,569

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
3.700%	05/01/28	850	$924,727
Sr. Sec’d. Notes, MTN
5.800%	05/01/37	515	682,714
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48	1,010	1,109,284
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47	350	367,323
First Ref. Mortgage, Series C
3.600%	02/01/45	690	675,223
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27	495	518,054
Sr. Sec’d. Notes, 144A
3.550%	07/15/24	1,475	1,499,744
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41	480	542,720

			32,471,747

Electronics — 0.0%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/21	650	654,495

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27	1,000	1,074,974
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
5.500%	07/31/47	1,350	1,394,432

			2,469,406

Foods — 0.3%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21	2,470	2,547,247
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46	360	353,987
Gtd. Notes, 144A
3.750%	04/01/30	1,140	1,174,828
4.875%	10/01/49	1,585	1,665,716
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49	1,120	1,263,738

			7,005,516

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41	1,270	1,581,165

Gas — 0.2%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44	45	50,036

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Gas (continued)
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27			2,355	$2,473,960
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes
3.500%	06/01/29			2,090	2,233,540

					4,757,536

Healthcare-Products — 0.1%
Abbott Laboratories,
Sr. Unsec’d. Notes
4.900%	11/30/46			720	942,001
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39		EUR	1,125	1,194,184
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31		EUR	200	246,129
2.250%	03/07/39		EUR	300	382,625

					2,764,939

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36			480	650,791
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42			330	369,777
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20			435	439,074
HCA, Inc.,
Gtd. Notes
5.875%	02/01/29			700	809,125
Sr. Sec’d. Notes
5.125%	06/15/39			665	733,816
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47			670	763,729
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22			160	163,230
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23			725	743,431
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45			340	376,624

					5,049,597

Home Builders — 0.0%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	(a)		405	445,034

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Home Builders (continued)
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		600	$648,762

				1,093,796

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	(a)	2,010	2,094,732

Insurance — 0.2%
AXIS Specialty Finance LLC,
Gtd. Notes
5.875%	06/01/20		990	1,004,756
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,125	1,177,985
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		701	911,272
Markel Corp.,
Sr. Unsec’d. Notes
5.000%	03/30/43		165	181,189
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		650	951,185
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		105	122,311
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		1,430	1,624,459
6.850%	12/16/39		122	178,369
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20		315	323,111

				6,474,637

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		805	825,701

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,060	1,110,847

Media — 0.5%
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24		825	842,633
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		870	918,113
6.384%	10/23/35		1,695	2,139,450
6.484%	10/23/45		1,000	1,248,289

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Media (continued)
Comcast Cable Holdings LLC,
Gtd. Notes
9.875%	06/15/22	1,440	$1,671,365
Comcast Corp.,
Gtd. Notes
4.150%	10/15/28	1,455	1,636,841
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37	677	765,452
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41	270	301,275
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44	1,340	1,555,862
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22	850	897,903
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28	1,265	1,735,450

			13,712,633

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75	315	324,064

Miscellaneous Manufacturing — 0.2%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22	1,040	1,047,966
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27	800	848,495
Pentair Finance Sarl,
Gtd. Notes
4.500%	07/01/29	2,415	2,551,256

			4,447,717

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21	480	478,776
2.750%	01/06/23	385	388,722
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22	855	861,323
4.375%	02/11/20	800	802,424

			2,531,245

Oil & Gas — 0.9%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25	950	715,808
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47	850	987,980

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
CNOOC Finance Ltd. (China),
Gtd. Notes
2.875%	09/30/29	(a)	1,350	$1,348,263
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		150	173,478
Continental Resources, Inc.,
Gtd. Notes
4.500%	04/15/23		2,141	2,243,575
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		225	273,922
Encana Corp. (Canada),
Gtd. Notes
6.500%	02/01/38		240	281,686
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		255	269,897
6.510%	03/07/22		440	477,984
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,555	1,696,382
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		400	437,966
Newfield Exploration Co.,
Gtd. Notes
5.750%	01/30/22		80	84,991
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		595	660,868
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		1,000	502,502
4.850%	03/15/21		287	295,537
6.450%	09/15/36		1,040	1,273,895
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.750%	02/01/29		610	686,569
Gtd. Notes, 144A
5.093%	01/15/30	(a)	577	618,815
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		1,295	1,330,515
6.350%	02/12/48		458	442,025
Gtd. Notes, 144A
6.490%	01/23/27		346	368,991
7.690%	01/23/50		1,682	1,836,396
Gtd. Notes, MTN
6.750%	09/21/47	(a)	1,805	1,815,703
6.875%	08/04/26		1,000	1,099,691
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20		1,000	1,000,827
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49		990	1,012,409

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Valero Energy Corp.,
Sr. Unsec’d. Notes
4.000%	04/01/29	580	$625,191

			22,561,866

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25	139	149,776

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20	465	474,799
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22	675	711,149

			1,185,948

Pharmaceuticals — 0.6%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25	950	1,002,964
4.500%	05/14/35	1,595	1,791,195
4.700%	05/14/45	855	954,515
Sr. Unsec’d. Notes, 144A
4.250%	11/21/49	1,480	1,566,080
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35	1,770	1,909,447
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
2.577%(c)	06/25/21	805	807,522
Gtd. Notes, 144A
3.500%	06/25/21	350	356,401
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24	372	394,338
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.125%	06/15/39	280	322,196
4.250%	10/26/49	1,285	1,523,181
5.000%	08/15/45	745	953,231
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28	1,870	2,074,660
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38	210	238,318
5.125%	07/20/45	991	1,171,185
5.300%	12/05/43	185	221,559

			15,286,792

Pipelines — 0.4%
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20	473	475,514

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21		610	$626,649
4.950%	06/15/28		795	871,415
6.125%	12/15/45		120	138,841
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25		1,055	1,125,718
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,140	1,191,611
4.700%	04/15/48		750	761,566
4.875%	06/01/25		2,275	2,483,961
5.200%	03/01/47		25	26,956
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		130	165,778
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		640	699,881
Western Midstream Operating LP,
Sr. Unsec’d. Notes
4.000%	07/01/22		1,315	1,351,083
5.300%	03/01/48		80	69,406
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	(a)	230	251,872
4.900%	01/15/45		1,100	1,185,125

				11,425,376

Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		725	802,231

Retail — 0.3%
AutoZone, Inc.,
Sr. Unsec’d. Notes
3.750%	04/18/29		1,820	1,950,027
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20		795	794,974
Sr. Unsec’d. Notes
4.000%	05/15/25		3,395	3,627,449
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)	1,000	1,076,945
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22		168	171,457
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,020	1,067,440

				8,688,292

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,195	$1,242,000

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21		830	839,953
3.125%	10/15/22		640	652,471

				1,492,424

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
4.000%	02/12/55		360	425,189

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		1,665	1,744,801
3.600%	07/15/25		250	264,425
3.800%	02/15/27		1,200	1,283,851
4.300%	02/15/30		490	544,360
4.500%	05/15/35		225	250,592
4.550%	03/09/49		4	4,434
4.850%	03/01/39		3,615	4,170,305
5.350%	09/01/40		113	136,020
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes
9.625%	12/15/30		350	539,094
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		250	252,009
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		400	402,855
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		613	618,606
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29	(a)	1,365	1,525,107
4.125%	08/15/46	(a)	520	585,240
4.500%	08/10/33		865	1,010,490
4.862%	08/21/46		615	762,401

				14,094,590

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28		735	950,246
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37		690	915,632

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Transportation (continued)
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25		120	$138,450

				2,004,328

TOTAL CORPORATE BONDS (cost $266,506,432)				283,047,854

MUNICIPAL BONDS — 0.6%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Revenue Bonds, BABs
4.263%	09/15/32		180	199,375

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs
2.574%	04/01/31		415	412,303
6.263%	04/01/49		1,305	1,987,110
State of California,
General Obligation, BABs
7.300%	10/01/39		1,250	1,909,575
7.500%	04/01/34		350	528,234
7.550%	04/01/39		245	392,007
7.625%	03/01/40		205	326,791

				5,556,020

Colorado — 0.0%
Regional Transportation District,
Revenue Bonds, Series 2010-B, BABs
5.844%	11/01/50		565	820,657

Illinois — 0.2%
Chicago O’Hare International Airport,
Revenue Bonds, BABs
6.395%	01/01/40		970	1,391,843
State of Illinois,
General Obligation, Series D
5.000%	11/01/22		2,305	2,486,519
General Obligation, Series D, BABs
5.100%	06/01/33	(a)	200	215,420

				4,093,782

New Jersey — 0.1%
New Jersey Turnpike Authority,
Revenue Bonds, Series F, BABs
7.414%	01/01/40		1,000	1,569,120

New York — 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Revenue Bonds, BABs
5.767%	08/01/36		1,100	1,354,364

Ohio — 0.0%
Ohio State University (The),
Revenue Bonds, Series C, BABs
4.910%	06/01/40		415	524,755

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Ohio (continued)
Ohio Water Development Authority Water Pollution Control Loan Fund,
Revenue Bonds, BABs
4.879%	12/01/34	275	$316,110

			840,865

Oregon — 0.0%
State of Oregon Department of Transportation,
Revenue Bonds, Series A, BABs
5.834%	11/15/34	425	566,049

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, Series B, BABs
5.511%	12/01/45	505	671,423

Virginia — 0.0%
University of Virginia,
Revenue Bonds, Taxable, Series C
4.179%	09/01/2117	355	414,618

TOTAL MUNICIPAL BONDS (cost $12,325,441)			16,086,273

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.4%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/20	22	22,402
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30	272	271,418
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
4.459%(cc)	02/25/35	103	103,277
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27	149	149,418
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	04/25/28	179	179,265
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	08/25/28	52	52,425
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28	300	300,756
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	08/25/28	300	301,041
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	04/25/29	149	148,531
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%	09/15/21^	4,795	4,795,171
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.209%(c)	11/01/23	3,500	3,499,998

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
4.574%(cc)	02/25/37	199	$201,471
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	1,760	1,773,943
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	2,060	2,100,393
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	2,017	2,017,478
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	1,884	1,882,863
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57	1,666	1,735,076
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29	75	74,888
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	3	3,083
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29	406	406,716
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28	217	217,569
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	07/25/29	874	875,680
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	03/25/30	1,999	1,999,869
Series 2019-HRP01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	02/25/49	533	532,608
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	1,058	1,056,269
Holmes Master Issuer PLC (United Kingdom),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360% (Cap N/A, Floor 0.000%)
2.361%(c)	10/15/54	1,051	1,051,250
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	328	328,094
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
4.657%(cc)	07/25/35	93	93,853

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Lanark Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420% (Cap N/A, Floor 0.000%)
2.319%(c)	12/22/69	868	$867,125
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24	128	127,836
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	575	596,782
Mill City Mortgage Loan Trust,
Series 2019-01, Class A1, 144A
3.250%(cc)	10/25/69	719	732,317
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	1,187	1,229,512
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	01/25/48	450	448,599
Oaktown Re Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28	295	295,312
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29	490	490,649
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20	520	519,696
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21	705	704,314
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58	1,483	1,539,589
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48	540	540,420
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52	1,375	1,375,206
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.389%(cc)	02/25/34	151	150,639
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20	20	19,644

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $35,592,551)			35,812,445

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS — 1.1%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27			2,420	$2,535,129
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			220	231,770
4.375%	07/12/21	(a)		400	412,856
5.000%	06/15/45	(a)		430	499,573
7.375%	09/18/37	(a)		450	639,013
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28			745	777,371
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20			265	269,048
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25			400	408,437
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.375%	03/29/21			1,760	1,857,580
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25		EUR	1,200	1,530,603
4.450%	02/11/24			355	382,569
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24			750	848,483
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24		EUR	1,510	1,805,979
4.750%	01/08/26			350	389,129
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
3.375%	10/31/23			200	210,390
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	10/25/23			1,000	1,002,876
2.625%	04/20/22			1,400	1,420,144
3.000%	03/12/24			200	207,229
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24			395	422,594
4.500%	04/16/50			340	402,113
Province of Manitoba (Canada),
Sr. Unsec’d. Notes, Series GX
2.600%	04/16/24	(a)		225	231,343
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23			240	253,656
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			800	844,557
4.817%	03/14/49			200	246,892
5.103%	04/23/48			665	853,595
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR	960	1,249,125

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39		EUR	182	$214,867
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21			980	983,736
2.875%	03/04/23			1,285	1,307,913
4.000%	04/17/25			750	809,189
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,200	1,213,700
3.250%	06/01/23			600	623,990
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20			1,260	1,284,197
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55	(a)		405	477,155
5.100%	06/18/50	(a)		490	588,054

TOTAL SOVEREIGN BONDS (cost $26,121,394)					27,434,855

U.S. GOVERNMENT AGENCY OBLIGATIONS — 10.2%
Federal Home Loan Bank
5.500%	07/15/36	(k)		850	1,193,569
Federal Home Loan Mortgage Corp.
2.000%	01/01/32			865	857,906
2.500%	03/01/30			494	501,043
3.000%	10/01/28			366	376,815
3.000%	06/01/29			702	723,260
3.000%	01/01/37			228	234,428
3.000%	06/01/42			365	376,622
3.000%	10/01/42			859	885,854
3.000%	01/01/43			774	797,893
3.000%	07/01/43			2,031	2,091,026
3.500%	06/01/42			358	376,681
3.500%	01/01/47			788	822,622
3.500%	02/01/47			1,067	1,113,233
4.000%	06/01/26			447	467,736
4.000%	09/01/26			154	161,301
4.000%	03/01/38			426	447,183
4.000%	10/01/39			622	666,908
4.000%	09/01/40			1,007	1,080,329
4.000%	12/01/40			393	421,684
4.000%	10/01/41			423	453,482
4.000%	01/01/42			140	150,159
4.500%	07/01/20			6	6,069
4.500%	02/01/39			82	89,310
4.500%	09/01/39			141	153,355
4.500%	10/01/39			1,275	1,390,313
4.500%	12/01/39			123	134,309
4.500%	07/01/41			255	276,781
4.500%	07/01/41			1,747	1,898,965
4.500%	08/01/41			126	137,604
4.500%	08/01/41			188	204,877
4.500%	08/01/41			487	529,432
4.500%	10/01/41			148	161,073
4.500%	12/01/47			383	407,598
4.500%	08/01/48			1,062	1,123,303

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.000%	05/01/34		20	$21,673
5.000%	05/01/34		263	290,931
5.000%	10/01/35		7	7,503
5.000%	07/01/37		433	478,709
5.000%	05/01/39		60	65,722
5.500%	12/01/33		44	49,216
5.500%	01/01/34		42	46,680
5.500%	06/01/34		77	86,709
5.500%	07/01/34		187	210,066
5.500%	05/01/37		49	54,381
5.500%	02/01/38		396	443,417
5.500%	05/01/38		43	47,953
5.500%	07/01/38		106	118,779
6.000%	03/01/32		143	161,109
6.000%	12/01/33		51	54,658
6.000%	11/01/36		50	57,267
6.000%	01/01/37		41	46,356
6.000%	05/01/37		23	26,791
6.000%	02/01/38		4	4,461
6.000%	08/01/39		58	67,171
6.750%	09/15/29		605	847,550
6.750%	03/15/31	(k)	550	795,858
7.000%	05/01/31		10	11,648
7.000%	06/01/31		13	14,314
7.000%	08/01/31		109	123,277
7.000%	10/01/31		6	7,052
Federal National Mortgage Assoc.
2.000%	08/01/31		791	784,035
2.500%	TBA		4,500	4,540,185
2.500%	01/01/28		714	722,106
2.500%	10/01/43		663	664,278
2.500%	12/01/46		1,392	1,387,091
2.500%	09/01/49		3,539	3,499,894
2.500%	11/01/49		3,499	3,460,184
2.500%	12/01/49		598	591,875
3.000%	02/01/27		1,447	1,485,948
3.000%	08/01/30		971	1,000,106
3.000%	11/01/36		2,053	2,108,339
3.000%	12/01/42		1,510	1,555,178
3.000%	03/01/43		326	335,145
3.000%	11/01/46		1,260	1,289,102
3.000%	01/01/47		1,763	1,804,426
3.000%	02/01/47		1,756	1,797,116
3.000%	03/01/47		880	900,212
3.500%	TBA		29,000	29,830,850
3.500%	07/01/31		967	1,012,201
3.500%	02/01/33		2,744	2,853,807
3.500%	06/01/39		518	545,258
3.500%	01/01/42		4,365	4,599,994
3.500%	05/01/42		2,196	2,311,362
3.500%	07/01/42		821	864,476
3.500%	08/01/42		330	346,973
3.500%	08/01/42		1,044	1,099,190
3.500%	09/01/42		493	519,487
3.500%	09/01/42		1,728	1,819,406
3.500%	11/01/42		298	314,235
3.500%	03/01/43		2,358	2,488,315
3.500%	04/01/43		561	590,815

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/01/43	816	$858,667
3.500%	01/01/46	1,812	1,894,130
3.500%	07/01/46	2,228	2,323,036
3.500%	11/01/46	1,890	1,970,854
3.500%	09/01/47	1,225	1,272,111
3.500%	05/01/48	2,358	2,430,159
3.500%	07/01/48	1,461	1,506,310
3.500%	08/01/49	19,039	19,588,536
4.000%	TBA	22,500	23,402,700
4.000%	10/01/41	2,640	2,825,548
4.000%	09/01/44	2,445	2,601,087
4.000%	10/01/46	546	576,422
4.000%	02/01/47	769	811,002
4.000%	09/01/47	1,924	2,023,559
4.000%	11/01/47	770	823,703
4.000%	11/01/47	3,437	3,613,712
4.500%	07/01/33	50	53,156
4.500%	08/01/33	43	45,548
4.500%	09/01/33	102	109,056
4.500%	10/01/33	10	10,436
4.500%	10/01/33	33	35,596
4.500%	10/01/33	120	128,165
4.500%	01/01/35	2	1,614
4.500%	07/01/39	853	929,850
4.500%	08/01/39	1,297	1,413,754
4.500%	03/01/41	446	484,544
4.500%	11/01/47	3,634	3,868,899
4.500%	01/01/49	1,060	1,120,015
5.000%	03/01/34	226	248,672
5.000%	06/01/35	84	92,838
5.000%	07/01/35	112	124,272
5.000%	09/01/35	73	80,533
5.000%	11/01/35	86	95,197
5.000%	02/01/36	105	116,096
5.000%	05/01/36	52	57,931
5.500%	09/01/33	205	229,898
5.500%	10/01/33	71	80,048
5.500%	12/01/33	51	57,125
5.500%	01/01/34	1	1,309
5.500%	12/01/34	165	184,895
5.500%	10/01/35	592	662,932
5.500%	03/01/36	131	146,937
5.500%	05/01/36	117	131,419
5.500%	04/01/37	92	102,661
6.000%	05/01/21	13	13,068
6.000%	08/01/22	24	24,895
6.000%	04/01/33	17	18,194
6.000%	06/01/33	6	6,520
6.000%	10/01/33	303	345,301
6.000%	11/01/33	5	6,177
6.000%	11/01/33	15	16,727
6.000%	11/01/33	47	50,196
6.000%	01/01/34	282	323,032
6.000%	02/01/34	64	72,451
6.000%	03/01/34	30	31,250
6.000%	03/01/34	44	48,779
6.000%	07/01/34	173	196,966
6.000%	08/01/34	1	662

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.000%	10/01/34		3		$3,537
6.000%	11/01/34		3		2,736
6.000%	11/01/34		33		36,324
6.000%	01/01/35		63		71,472
6.000%	01/01/35		155		171,585
6.000%	02/01/35		4		3,716
6.000%	02/01/35		76		81,283
6.000%	02/01/35		230		262,920
6.000%	03/01/35		2		2,417
6.000%	04/01/35		1		941
6.000%	07/01/36		40		45,480
6.000%	02/01/37		69		78,999
6.000%	05/01/37		26		30,281
6.000%	06/01/37		1		735
6.000%	08/01/37		—	(r)	107
6.000%	08/01/37		16		17,903
6.000%	09/01/37		—	(r)	371
6.000%	10/01/37		35		40,543
6.000%	05/01/38		63		72,097
6.000%	06/01/38		2		2,695
6.250%	05/15/29	(k)	610		823,836
6.500%	07/01/32		42		48,388
6.500%	09/01/32		2		1,612
6.500%	09/01/32		53		59,645
6.500%	09/01/32		61		70,555
6.500%	09/01/32		86		99,658
6.500%	04/01/33		94		107,871
6.500%	11/01/33		21		22,812
6.500%	01/01/34		43		48,175
6.500%	09/01/34		60		69,236
6.500%	10/01/34		66		72,554
6.500%	09/01/36		54		63,060
6.500%	10/01/36		23		26,961
6.500%	11/01/36		21		22,935
6.500%	01/01/37		39		42,402
6.500%	01/01/37		106		117,944
6.625%	11/15/30	(k)	800		1,139,244
7.000%	02/01/32		30		34,941
7.000%	05/01/32		14		16,471
7.000%	06/01/32		19		22,033
7.000%	07/01/32		55		64,513
7.125%	01/15/30	(k)	3,195		4,620,420
Government National Mortgage Assoc.
2.500%	03/20/43		277		280,681
2.500%	12/20/46		679		685,284
3.000%	12/20/44		297		306,868
3.000%	03/15/45		921		951,152
3.000%	11/20/45		850		878,801
3.000%	03/20/46		1,948		2,009,921
3.000%	07/20/46		3,613		3,727,456
3.000%	08/20/46		1,347		1,389,279
3.000%	11/20/46		686		707,984
3.000%	12/20/46		1,231		1,269,652
3.000%	01/20/47		350		361,203
3.000%	04/20/47		1,460		1,505,486
3.500%	TBA		14,500		14,945,150
3.500%	12/20/42		1,252		1,318,537
3.500%	05/20/43		385		404,210

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
3.500%	04/20/45	1,599		$1,669,576
3.500%	07/20/46	6,110		6,371,266
3.500%	07/20/48	5,699		5,909,569
3.500%	11/20/48	1,935		2,006,207
4.000%	06/15/40	79		83,605
4.000%	05/20/41	66		70,801
4.000%	12/20/42	643		683,999
4.000%	08/20/44	293		309,560
4.000%	11/20/45	658		693,173
4.000%	12/20/45	1,749		1,843,434
4.000%	09/20/47	6,802		7,119,372
4.000%	02/20/49	3,680		3,831,322
4.500%	04/15/40	548		590,498
4.500%	01/20/41	481		517,227
4.500%	02/20/41	794		852,937
4.500%	03/20/41	401		431,470
4.500%	06/20/44	586		632,762
4.500%	09/20/46	522		563,893
4.500%	11/20/46	785		847,157
4.500%	03/20/47	518		549,038
4.500%	05/20/48	1,277		1,340,311
4.500%	08/20/48	2,174		2,282,127
5.000%	10/20/37	89		96,008
5.000%	04/20/45	612		669,051
5.500%	08/15/33	242		269,637
5.500%	08/15/33	270		297,394
5.500%	09/15/33	78		82,777
5.500%	12/15/33	22		24,348
5.500%	03/15/34	154		171,231
5.500%	12/15/34	300		335,782
5.500%	07/15/35	63		70,350
5.500%	04/15/36	100		109,292
6.000%	11/15/23	—	(r)	271
6.000%	05/15/32	—	(r)	74
6.000%	04/15/33	7		7,854
6.000%	12/15/33	99		111,136
6.000%	01/15/34	21		22,195
6.000%	01/15/34	33		37,513
6.000%	01/15/34	64		72,584
6.000%	06/20/34	107		121,768
6.000%	07/15/34	79		89,680
6.500%	10/15/23	1		825
6.500%	12/15/23	3		3,141
6.500%	01/15/24	—	(r)	399
6.500%	01/15/24	1		915
6.500%	01/15/24	3		2,995
6.500%	01/15/24	10		9,675
6.500%	01/15/24	10		10,416
6.500%	01/15/24	14		14,264
6.500%	01/15/24	27		28,196
6.500%	01/15/24	46		48,006
6.500%	02/15/24	2		2,084
6.500%	02/15/24	4		3,883
6.500%	02/15/24	5		4,589
6.500%	02/15/24	5		5,488
6.500%	02/15/24	6		6,280
6.500%	02/15/24	10		10,431
6.500%	03/15/24	1		1,039

Interest Rate	Maturity Date		Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	03/15/24		1		$1,151
6.500%	03/15/24		3		3,234
6.500%	04/15/24		—	(r)	312
6.500%	04/15/24		1		1,238
6.500%	04/15/24		2		1,693
6.500%	04/15/24		2		1,704
6.500%	04/15/24		6		6,082
6.500%	04/15/24		10		10,554
6.500%	05/15/24		3		3,480
6.500%	05/15/24		4		3,929
6.500%	05/15/24		15		16,216
6.500%	10/15/24		15		15,394
6.500%	11/15/28		5		5,097
6.500%	08/15/31		5		5,902
6.500%	12/15/31		10		11,400
6.500%	02/15/32		35		40,246
6.500%	06/15/32		22		24,576
6.500%	07/15/32		38		42,823
6.500%	08/15/32		5		5,143
6.500%	08/15/32		6		6,823
6.500%	08/15/32		7		7,867
6.500%	08/15/32		26		28,772
6.500%	08/15/32		180		206,597
6.500%	08/15/34		25		28,632
6.500%	06/15/35		37		42,230
6.500%	09/15/36		49		56,385
8.000%	01/15/24		6		6,485
8.000%	07/15/24		—	(r)	388
Tennessee Valley Authority, Sr. Unsec’d. Notes
7.125%	05/01/30		510		736,626

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $260,586,293)					264,787,639

U.S. TREASURY OBLIGATIONS — 0.8%
U.S. Treasury Strips Coupon
2.000%(s)	08/15/39	(k)	3,825		2,378,821
2.067%(s)	02/15/39		1,465		924,152
2.208%(s)	05/15/39		2,345		1,470,755
2.334%(s)	11/15/42		40		22,620
2.334%(s)	02/15/44		730		399,703
2.364%(s)	08/15/44		7,280		3,935,750
2.373%(s)	11/15/44		1,720		924,567
2.376%(s)	11/15/41		150		87,439
2.377%(s)	05/15/42		180		103,416
2.394%(s)	11/15/43		19,000		10,480,430

TOTAL U.S. TREASURY OBLIGATIONS (cost $21,676,584)					20,727,653

TOTAL LONG-TERM INVESTMENTS (cost $1,433,858,617)					2,414,312,937

			Shares

SHORT-TERM INVESTMENTS — 12.8%

AFFILIATED MUTUAL FUNDS — 12.7%
PGIM Core Ultra Short Bond Fund(w)			255,146,173		255,146,173

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

			Shares	Value

AFFILIATED MUTUAL FUNDS (continued)
PGIM Institutional Money Market Fund (cost $75,211,616; includes $75,085,329 of cash collateral for securities on loan)(b)(w)			75,210,263	$75,225,305

TOTAL AFFILIATED MUTUAL FUNDS (cost $330,357,789)				330,371,478

Interest Rate	Maturity Date		Principal Amount (000)#

U.S. TREASURY OBLIGATION — 0.1%
U.S. Treasury Bills
1.528%(n)	03/19/20	(k)	1,895	1,888,998

(cost $1,888,749)

OPTIONS PURCHASED*~ — 0.0%
(cost $13,847)				371,227

TOTAL SHORT-TERM INVESTMENTS (cost $332,260,385)				332,631,703

TOTAL INVESTMENTS — 105.8% (cost $1,766,119,002)				2,746,944,640
Liabilities in excess of other assets(z) — (5.8)%				(149,955,486)

NET ASSETS — 100.0%				$2,596,989,154

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $4,795,171 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $73,605,089; cash collateral of $75,085,329 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)

Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment. (c) Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date. (r) Less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	2,424	$25,250
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	2,357	24,529
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	5,892	56,233
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	11,696	117,348
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	11,860	124,779
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	2,357	23,088

Total Options Purchased (cost $ 13,847)							$371,227

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
930	5 Year U.S. Treasury Notes	Mar. 2020	$110,306,723	$(377,046)
212	10 Year U.S. Ultra Treasury Notes	Mar. 2020	29,829,064	(352,395)

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions (continued):
67	20 Year U.S. Treasury Bonds	Mar. 2020	$10,445,719	$(41,079)
211	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	38,329,469	(1,011,294)
13	Mini MSCI EAFE Index	Mar. 2020	1,323,725	(2,361)
149	S&P 500 E-Mini Index	Mar. 2020	24,071,695	346,077
17	S&P 500 Index	Mar. 2020	13,732,175	139,761

				(1,298,337)

Short Positions:
214	90 Day Euro Dollar	Dec. 2020	52,633,300	134,747
265	2 Year U.S. Treasury Notes	Mar. 2020	57,107,500	19,649
26	10 Year Euro-Bund	Mar. 2020	4,972,204	65,608
167	10 Year U.S. Treasury Notes	Mar. 2020	21,446,454	170,181

				390,185

				$(908,152)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/22/20	Citibank, N.A.	CAD	1,700	$1,302,191	$1,309,308	$—	$(7,117)
Euro,
Expiring 01/09/20	Citibank, N.A.	EUR	8,396	9,307,988	9,422,791	—	(114,803)

				$10,610,179	$10,732,099	$—	$(121,920)

Credit default swap agreement outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000	%(Q)	15,600	$64,115	$(140,771)	$(204,886)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR	2,835	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	$(31,287)	$(62,722)	$(31,435)
EUR	790	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	(7,175)	(123,801)	(116,626)
	7,968	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(2,753)	75,181	77,934
	109,263	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	173,656	173,656
	40,535	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(80,388)	(208,085)	(127,697)
	19,355	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	18,401	(67,696)	(86,097)
	13,105	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	61,324	(18,643)	(79,967)
	570	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(13,075)	(13,075)
	2,340	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(16,944)	(16,944)
	22,000	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(407,484)	(407,484)
	14,815	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	32,653	(380,921)	(413,574)
	11,300	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	35,176	(325,846)	(361,022)
	7,455	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(351,742)	(351,742)
	1,180	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(59,318)	(59,318)
	4,758	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(3,259)	(313,789)	(310,530)
	2,620	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(192,484)	(192,484)
	3,685	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	2,907	(302,624)	(305,531)
	11,431	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	657	(941,657)	(942,314)
	27,645	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	216,719	(868,918)	(1,085,637)
	615	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(20,539)	(20,539)
	4,251	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(15,685)	(191,718)	(176,033)
	125	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(492)	(768)	(276)
	5,668	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	62,809	(84,593)	(147,402)
	1,185	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	1,503	(24,541)	(26,044)
	925	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(23,846)	(23,846)
	3,150	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(1,997)	(106,081)	(104,084)
	525	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(18,035)	(18,035)
	13,836	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(209,164)	(1,126,130)	(916,966)
	4,601	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(18,250)	(401,837)	(383,587)
	283	08/15/29	1.611%(A)	1 Day USOIS(1)(A)	—	875	875
	145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(16,315)	(16,315)
	2,120	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	168,354	168,354

					$61,699	$(6,252,086)	$(6,313,785)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Barclays US Agency CMBS Index(M)	1 Month LIBOR(M)	Barclays Bank PLC	10/01/20	11,000	$(42,931)	$—	$(42,931)

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(42,931)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$6,449,297
Goldman Sachs & Co. LLC	—	1,888,998

Total	$—	$8,338,295

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$1,296,003,933	$49,811,853	$—
Exchange-Traded Funds	8,358,187	—	—
Preferred Stocks	1,392,100	382,806	—
Rights	2,326	—	—
Asset-Backed Securities
Automobiles	—	58,697,936	—
Collateralized Loan Obligations	—	84,169,725	—
Consumer Loans	—	4,050,455	—
Credit Cards	—	4,430,586	—
Equipment	—	7,121,121	—
Home Equity Loans	—	1,638,654	—
Other	—	4,935,156	—
Residential Mortgage-Backed Securities	—	12,801,491	—
Student Loans	—	24,365,256	—
Commercial Mortgage-Backed Securities	—	208,254,633	—
Corporate Bonds	—	283,047,854	—
Municipal Bonds	—	16,086,273	—
Residential Mortgage-Backed Securities	—	31,017,274	4,795,171
Sovereign Bonds	—	27,434,855	—
U.S. Government Agency Obligations	—	264,787,639	—
U.S. Treasury Obligations	—	22,616,651	—
Affiliated Mutual Funds	330,371,478	—	—
Options Purchased	—	371,227	—

Total	$1,636,128,024	$1,106,021,445	$4,795,171

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$876,023	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	420,819	—

Total	$876,023	$420,819	$—

Liabilities
Futures Contracts	$(1,784,175)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(121,920)	—
Centrally Cleared Credit Default Swap Agreement	—	(204,886)	—
Centrally Cleared Interest Rate Swap Agreements	—	(6,734,604)	—
OTC Total Return Swap Agreement	—	(42,931)	—

Total	$(1,784,175)	$(7,104,341)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (2.9% represents investments purchased with collateral from securities on loan)	12.7%
U.S. Government Agency Obligations	10.2
Commercial Mortgage-Backed Securities	8.0
Banks	5.7
Software	3.5
Collateralized Loan Obligations	3.2
Pharmaceuticals	3.1
IT Services	2.7
Technology Hardware, Storage & Peripherals	2.5
Automobiles	2.5
Interactive Media & Services	2.5
Semiconductors & Semiconductor Equipment	2.2
Oil, Gas & Consumable Fuels	2.0
Residential Mortgage-Backed Securities	1.9
Health Care Equipment & Supplies	1.8
Internet & Direct Marketing Retail	1.7
Health Care Providers & Services	1.5
Capital Markets	1.5
Equity Real Estate Investment Trusts (REITs)	1.4
Insurance	1.4
Aerospace & Defense	1.4
Chemicals	1.4
Electric	1.3
Media	1.2
Specialty Retail	1.2
Diversified Telecommunication Services	1.1
Electric Utilities	1.1
Sovereign Bonds	1.1
Biotechnology	1.0
Diversified Financial Services	1.0
Beverages	1.0
Hotels, Restaurants & Leisure	1.0
Entertainment	1.0
Student Loans	0.9
Machinery	0.9

U.S. Treasury Obligations	0.9%
Oil & Gas	0.9
Household Products	0.9
Food & Staples Retailing	0.8
Industrial Conglomerates	0.7
Food Products	0.6
Municipal Bonds	0.6
Multi-Utilities	0.5
Telecommunications	0.5
Road & Rail	0.5
Life Sciences Tools & Services	0.5
Auto Manufacturers	0.5
Communications Equipment	0.5
Tobacco	0.5
Pipelines	0.4
Textiles, Apparel & Luxury Goods	0.4
Airlines	0.4
Consumer Finance	0.3
Retail	0.3
Exchange-Traded Funds	0.3
Electronic Equipment, Instruments & Components	0.3
Multiline Retail	0.3
Equipment	0.3
Air Freight & Logistics	0.3
Foods	0.3
Electrical Equipment	0.3
Household Durables	0.2
Commercial Services & Supplies	0.2
Energy Equipment & Services	0.2
Metals & Mining	0.2
Healthcare-Services	0.2
Other	0.2
Gas	0.2
Containers & Packaging	0.2
Miscellaneous Manufacturing	0.2
Professional Services	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Credit Cards	0.2%
Building Products	0.2
Consumer Loans	0.1
Trading Companies & Distributors	0.1
Personal Products	0.1
Commercial Services	0.1
Healthcare-Products	0.1
Agriculture	0.1
Computers	0.1
Multi-National	0.1
Engineering & Construction	0.1
Construction Materials	0.1
Wireless Telecommunication Services	0.1
Real Estate Management & Development	0.1
Housewares	0.1
Transportation	0.1
Construction & Engineering	0.1
Home Equity Loans	0.1
Auto Components	0.1
Forest Products & Paper	0.1
Semiconductors	0.1
Distributors	0.1
Savings & Loans	0.0	*
Packaging & Containers	0.0	*
Health Care Technology	0.0	*

Machinery-Diversified	0.0	*%
Home Builders	0.0	*
Independent Power & Renewable Electricity Producers	0.0	*
Water Utilities	0.0	*
Lodging	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Gas Utilities	0.0	*
Leisure Products	0.0	*
Electronics	0.0	*
Transportation Infrastructure	0.0	*
Options Purchased	0.0	*
Mining	0.0	*
Building Materials	0.0	*
Diversified Consumer Services	0.0	*
Oil & Gas Services	0.0	*
Marine	0.0	*
Paper & Forest Products	0.0	*

	105.8
Liabilities in excess of other assets	(5.8)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$204,886	*
Equity contracts	Due from/to broker-variation margin futures	485,838	*	Due from/to broker-variation margin futures	2,361	*
Equity contracts	Unaffiliated investments	2,326		—	—
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	121,920
Interest rate contracts	Due from/to broker-variation margin futures	390,185	*	Due from/to broker-variation margin futures	1,781,814	*
Interest rate contracts	Due from/to broker-variation margin swaps	420,819	*	Due from/to broker-variation margin swaps	6,734,604	*
Interest rate contracts	Unaffiliated investments	371,227		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	42,931

		$1,670,395			$8,888,516

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(1,225,608)
Equity contracts	—	—	7,544,576	—	—	—
Foreign exchange contracts	—	—	—	391,585	—	—
Interest rate contracts	(529,830)	239,608	20,652,166	—	(719,772)	1,368,961

Total	$(529,830)	$239,608	$28,196,742	$391,585	$(719,772)	$143,353

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(988,096)
Equity contracts	113	—	1,317,439	—	—	—
Foreign exchange contracts	—	—	—	(58,016)	—	—
Interest rate contracts	—	18,887	(5,955,595)	—	45,927	(7,259,454)

Total	$113	$18,887	$(4,638,156)	$(58,016)	$45,927	$(8,247,550)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$128,732	$1,001,300	$332,274,510	$116,483,746	$3,348,851

Forward Foreign Currency Exchange Contracts—Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$11,469,012	$117,640,000	$238,899,083	$24,960,000

Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$4,400,000	$1,416,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

CONSERVATIVE BALANCED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$73,605,089	$(73,605,089)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$298,360	$—	$298,360	$(260,000)	$38,360
Barclays Bank PLC	72,867	(42,931)	29,936	—	29,936
Citibank, N.A.	—	(121,920)	(121,920)	—	(121,920)

	$371,227	$(164,851)	$206,376	$(260,000)	$(53,624)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A36

CONSERVATIVE BALANCED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $73,605,089:
Unaffiliated investments (cost $1,435,761,213)	$2,416,573,162
Affiliated investments (cost $330,357,789)	330,371,478
Foreign currency, at value (cost $1,207,414)	1,221,920
Cash	255,471
Receivable for investments sold	38,739,827
Dividends and interest receivable	7,132,342
Tax reclaim receivable	375,483
Due from broker-variation margin swaps	272,641
Due from broker-variation margin futures	96,677
Receivable for Portfolio shares sold	1,363
Receivable from affiliate	550
Prepaid expenses	23,404

Total Assets	2,795,064,318

LIABILITIES
Payable for investments purchased	119,967,198
Payable to broker for collateral for securities on loan	75,085,329
Management fee payable	1,205,092
Payable for Portfolio shares repurchased	710,353
Accrued expenses and other liabilities	456,851
Due to broker-variation margin futures	316,501
Payable to affiliate	168,009
Unrealized depreciation on OTC forward foreign currency exchange contracts	121,920
Unrealized depreciation on OTC swap agreements	42,931
Affiliated transfer agent fee payable	980

Total Liabilities	198,075,164

NET ASSETS	$2,596,989,154

Net assets were comprised of:
Partners’ Equity	$2,596,989,154

Net asset value and redemption price per share, $2,596,989,154 / 82,701,191 outstanding shares of beneficial interest	$31.40

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$32,467,377
Unaffiliated dividend income (net of $80,454 foreign withholding tax, of which $11,450 is reimbursable by an affiliate)	24,762,473
Affiliated dividend income	8,012,940
Income from securities lending, net (including affiliated income of $127,815)	145,726

Total income	65,388,516

EXPENSES
Management fee	13,783,977
Shareholders’ reports	389,692
Custodian and accounting fees	338,817
Audit fee	50,033
Trustees’ fees	38,360
Legal fees and expenses	20,376
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	64,009

Total expenses	14,695,948

NET INVESTMENT INCOME (LOSS)	50,692,568

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(26,087))	64,741,778
Futures transactions	28,196,742
Forward rate agreement transactions	(719,772)
Forward currency contract transactions	391,585
Options written transactions	239,608
Swap agreements transactions	143,353
Foreign currency transactions	(48,443)

92,944,851

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $173,621)	292,464,934
Futures	(4,638,156)
Forward rate agreements	45,927
Forward currency contracts	(58,016)
Swap agreements	(8,247,550)
Foreign currencies	15,577

279,582,716

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	372,527,567

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$423,220,135

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$50,692,568	$49,177,630
Net realized gain (loss) on investment and foreign currency transactions	92,944,851	69,751,675
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	279,582,716	(177,772,406)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	423,220,135	(58,843,101)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [246,721 and 303,199 shares, respectively]	7,257,351	8,272,676
Portfolio shares repurchased [6,977,375 and 6,356,332 shares, respectively]	(203,275,054)	(174,377,090)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(196,017,703)	(166,104,414)

CAPITAL CONTRIBUTIONS	13,184	55,261

TOTAL INCREASE (DECREASE)	227,215,616	(224,892,254)
NET ASSETS:
Beginning of year	2,369,773,538	2,594,665,792

End of year	$2,596,989,154	$2,369,773,538

SEE NOTES TO FINANCIAL STATEMENTS.

A37

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.0%

ASSET-BACKED SECURITIES — 26.5%
Automobiles — 0.9%
Ford Credit Floorplan Master Owner Trust,
Series 2018-04, Class A
4.060%	11/15/30	3,300	$3,590,484
Hertz Vehicle Financing LP,
Series 2015-01A, Class A, 144A
2.730%	03/25/21	400	400,438
Series 2019-02A, Class A, 144A
3.420%	05/25/25	200	205,854
Series 2019-03A, Class A, 144A
2.670%	12/26/25	2,200	2,191,851
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A
3.630%	09/14/27	3,500	3,604,593
Series 2019-01A, Class B, 144A
3.950%	11/14/28	800	822,206

			10,815,426

Collateralized Loan Obligations — 18.9%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.534%(c)	07/22/32	4,000	3,997,212
Anchorage Credit Opportunities CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A
—%(p)	01/20/32	3,000	2,999,991
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.281%(c)	07/15/29	250	248,585
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/16/29	500	498,760
Atrium (Cayman Islands),
Series 12A, Class AR, 144A, 3 Month LIBOR + 0.830% (Cap N/A, Floor 0.000%)
2.783%(c)	04/22/27	8,250	8,239,542
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%(c)	10/15/28	2,500	2,501,997
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
2.974%(c)	05/17/31	3,000	2,968,033
Benefit Street Partners CLO Ltd. (Cayman Islands)
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	10/15/30	4,500	4,492,238
Series 2019-18A, Class A, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 1.340%)
3.249%(c)	10/15/32	2,500	2,500,083
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.352%(c)	01/17/28	2,500	2,453,125

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Carlyle US CLO Ltd. (Cayman Islands),
Series 2017-04A, Class A1, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)
3.181%(c)	01/15/30	4,000	$3,994,073
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.213%(c)	04/22/30	7,750	7,737,942
CIFC Funding Ltd. (Cayman Islands),
Series 2013-03RA, Class A1, 144A, 3 Month LIBOR + 0.980% (Cap N/A, Floor 0.980%)
2.916%(c)	04/24/31	1,500	1,486,048
Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.063%(c)	01/22/31	3,750	3,738,043
Series 2015-03A, Class AR, 144A, 3 Month LIBOR + 0.870% (CAP N/A, Floor 0.000%)
2.836%(c)	04/19/29	5,000	4,950,609
Elevation CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 0.000%)
3.231%(c)	10/15/29	7,500	7,507,225
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.221%(c)	07/15/30	5,250	5,235,989
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	6,000	5,964,704
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.966%(c)	04/26/31	3,500	3,469,341
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.891%(c)	02/05/31	4,000	3,973,815
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.486%(c)	07/22/32	4,000	4,004,392
ICG US CLO Ltd. (Cayman Islands),
Series 2014-03A, Class A1RR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.970%(c)	04/25/31	2,500	2,468,651
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.214%(c)	10/23/29	1,250	1,250,133
Madison Park Funding Ltd. (Cayman Islands),
Series 2016-21A, Class A1AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.290%(c)	10/15/32	3,500	3,500,570
Mariner CLO Ltd. (Cayman Islands),
Series 2018-05A, Class A, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)
3.050%(c)	04/25/31	5,750	5,729,287

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
3.086%(c)	04/21/31	9,750	$9,602,245
Series 2018-08A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.049%(c)	02/20/31	4,000	3,967,982
Mountain View CLO LLC (Cayman Islands),
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	01/16/31	4,000	3,956,155
Mountain View CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	10/12/30	8,000	7,917,467
Series 2015-09A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 0.000%)
3.121%(c)	07/15/31	6,000	5,899,723
Neuberger Berman CLO Ltd. (Cayman Islands),
Series 2017-16SA, Class A, 144A, 3 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.851%(c)	01/15/28	3,000	2,999,984
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/15/30	750	750,018
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (CAP N/A, Floor 1.280%)
3.246%(c)	10/20/31	2,750	2,732,275
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	1,250	1,247,079
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
3.546%(c)	07/20/32	4,000	3,999,426
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	01/17/31	4,000	3,992,241
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)
3.236%(c)	07/20/30	1,000	1,001,429
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.129%(c)	11/14/29	3,500	3,501,157
Romark WM-R Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.996%(c)	04/20/31	4,000	3,953,027
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
2.994%(c)	05/07/31	4,955	4,900,269

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Sound Point CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1R, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
3.006%(c)	01/26/31	3,500	$3,443,114
Series 2017-03A, Class A1A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.186%(c)	10/20/30	5,750	5,716,520
Telos CLO Ltd. (Cayman Islands),
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (CAP N/A, Floor 0.000%)
3.242%(c)	01/17/30	3,500	3,477,673
TICP CLO Ltd. (Cayman Islands),
Series 2015-01A, Class BR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.266%(c)	07/20/27	6,000	5,878,512
Series 2017-09A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 0.000%)
3.106%(c)	01/20/31	3,000	2,994,859
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.401%(c)	07/15/27	5,000	4,948,961
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	4,000	3,974,626
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.540%(c)	01/25/31	1,500	1,466,067
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
2.881%(c)	07/15/27	4,797	4,788,720
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.211%(c)	10/15/30	7,500	7,472,522
Series 2013-02A, Class A1R, 144A, 3 Month LIBOR + 0.970% (Cap N/A, Floor 0.970%)
2.910%(c)	04/25/31	3,000	2,965,353
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	1,000	999,906
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	6,500	6,475,981
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.166%(c)	10/20/31	2,750	2,738,817
York CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)
3.103%(c)	01/22/31	2,000	1,995,584
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	1,000	988,859

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.951%(c)	04/15/29	8,500	$8,455,411

			225,112,350

Consumer Loans — 1.7%
Lendmark Funding Trust,
Series 2018-02A, Class A, 144A
4.230%	04/20/27	1,400	1,438,713
Series 2019-01A, Class A, 144A
3.000%	12/20/27	2,100	2,099,162
Series 2019-02A, Class A, 144A
2.780%	04/20/28	1,000	995,729
Mariner Finance Issuance Trust,
Series 2019-AA, Class A, 144A
2.960%	07/20/32	700	697,603
OneMain Financial Issuance Trust,
Series 2016-01A, Class A, 144A
3.660%	02/20/29	380	380,558
Series 2017-01A, Class B, 144A
2.790%	09/14/32	500	499,475
Series 2017-01A, Class C, 144A
3.350%	09/14/32	500	501,092
Series 2018-01A, Class A, 144A
3.300%	03/14/29	930	943,577
Oportun Funding LLC,
Series 2017-A, Class A, 144A
3.230%	06/08/23	1,250	1,253,276
Series 2017-B, Class A, 144A
3.220%	10/10/23	3,000	3,009,474
Series 2018-A, Class A, 144A
3.610%	03/08/24	1,140	1,151,046
Series 2018-B, Class A, 144A
3.910%	07/08/24	1,200	1,218,927
Series 2018-B, Class C, 144A
5.430%	07/08/24	500	511,168
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,400	1,428,702
Series 2018-D, Class A, 144A
4.150%	12/09/24	1,000	1,021,360
Series 2019-A, Class A, 144A
3.080%	08/08/25	1,400	1,399,809
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)
4.642%(c)	02/25/23	740	744,366
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	08/25/25	1,200	1,204,073

			20,498,110

Credit Cards — 0.2%
Citibank Credit Card Issuance Trust,
Series 2018-A07, Class A7
3.960%	10/13/30	2,500	2,769,116

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Home Equity Loans — 0.4%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-AR01, Class M3, 1 Month LIBOR + 4.500% (Cap N/A, Floor 3.000%)
3.885%(c)	01/25/33	1,330	$1,330,851
Asset-Backed Securities Corp. Home Equity Loan Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.245% (Cap N/A, Floor 0.830%)
2.985%(c)	06/15/33	684	684,465
Centex Home Equity Loan Trust,
Series 2004-B, Class AF6
4.686%	03/25/34	174	174,058
Floating Rate Mortgage Pass-Through Certificates,
Series 2001-02, Class M3, 1 Month LIBOR + 2.925% (Cap N/A, Floor 1.950%)
4.717%(c)	10/25/31	226	238,518
Merrill Lynch Mortgage Investors Trust,
Series 2004-HE02, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.800%)
2.992%(c)	08/25/35	183	182,941
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)
2.812%(c)	10/25/33	322	320,514
Residential Asset Securities Trust,
Series 2004-KS01, Class AI5
5.721%(cc)	02/25/34	444	444,182
Securitized Asset-Backed Receivables LLC Trust,
Series 2004-NC01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)
2.572%(c)	02/25/34	1,531	1,504,450

			4,879,979

Other — 0.0%
PNMAC FMSR Issuer Trust,
Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)
4.142%(c)	04/25/23	120	120,127
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24	140	139,303

			259,430

Residential Mortgage-Backed Securities — 1.8%
Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2004-R08, Class M1, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.640%)
2.752%(c)	09/25/34	46	46,194
Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
Series 2004-W010, Class A2, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.390%)
2.572%(c)	10/25/34	969	954,856
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58	1,317	1,325,325

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Residential Mortgage-Backed Securities (continued)
Legacy Mortgage Asset Trust,
Series 2017-RPL01, Class A, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)
3.555%(c)	01/28/70		543	$548,837
Series 2019-GS01, Class A1, 144A
4.000%	01/25/59		942	950,573
Series 2019-GS02, Class A1, 144A
3.750%	01/25/59		973	982,137
Series 2019-GS03, Class A1, 144A
3.750%	04/25/59		460	463,852
Series 2019-GS04, Class A1, 144A
3.438%	05/25/59		1,507	1,513,719
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		603	606,979
Merrill Lynch Mortgage Investors Trust,
Series 2004-OPT01, Class A1A, 1 Month LIBOR + 0.520% (Cap N/A, Floor 0.260%)
2.312%(c)	06/25/35		579	574,271
Structured Asset Investment Loan Trust,
Series 2004-07, Class A8, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.600%)
2.992%(c)	08/25/34		1,400	1,386,944
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	3,958	4,430,568
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		2,004	2,014,880
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		2,265	2,277,741
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		356	362,275
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		165	170,355
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58		505	515,017
Series 2018-06, Class A1A, 144A
3.750%(cc)	03/25/58		1,803	1,854,580

				20,979,103

Student Loans — 2.6%
Earnest Student Loan Program LLC,
Series 2016-D, Class A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	01/25/41		107	108,219
Laurel Road Prime Student Loan Trust,
Series 2018-A, Class A, 144A
—%(p)	02/25/43		2,980	3,129,889
Series 2018-C, Class A, 144A
—%(p)	08/25/43		2,882	2,933,764
Series 2018-D, Class A, 144A
—%(p)	11/25/43		2,916	2,994,081
Series 2019-A, Class R, 144A
—%(p)	10/25/48		5,500	401,088
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A
—%(p)	12/15/45		6,471	6,608,288

Interest Rate	Maturity Date		Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Series 2019-D, Class 1PT, 144A
2.460%(cc)	01/16/46			5,847	$5,990,921
Series 2019-F, Class PT1, 144A
1.870%(cc)	02/15/45			5,000	5,023,000
SoFi RR Funding Trust,
Series 2019-01, Class A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
2.953%(c)	11/29/24			3,495	3,492,455

					30,681,705

TOTAL ASSET-BACKED SECURITIES (cost $315,362,005)					315,995,219

BANK LOANS — 0.6%
Computers — 0.1%
McAfee LLC,
Second Lien Initial Loan, 3 Month LIBOR + 8.500%
10.305%(c)	09/29/25			438	439,414
Term B USD Loan, 1 Month LIBOR + 3.750%
5.555%(c)	09/30/24			522	524,198

					963,612

Foods — 0.2%
Sigma Bidco BV (Netherlands),
Facility B-4 Loan, 1 Month GBP LIBOR + 4.000%
4.704%(c)	07/02/25		GBP	1,550	2,031,498

Healthcare-Products — 0.0%
Avantor, Inc. (United Kingdom),
Initial B-2 Euro Term Loan, 1 Month EURIBOR + 3.250%
3.250%(c)	11/21/24		EUR	157	178,438

Oil & Gas — 0.1%
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000%
9.928%(c)	05/23/24			1,525	1,566,938

Pharmaceuticals — 0.1%
Nidda Healthcare Holding AG (Germany),
Facility C GBP, 3 Month GBP LIBOR + 4.500%
5.298%(c)	08/21/24		GBP	1,000	1,329,015

Retail — 0.1%
EG America LLC (United Kingdom),
Second Lien Facility (USD), 3 Month LIBOR + 8.000%
9.961%(c)	04/20/26	^		665	631,329
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 3 Month EURIBOR + 7.750%
8.750%(c)	04/20/26	^	EUR	374	419,805

					1,051,134

TOTAL BANK LOANS (cost $7,225,539)					7,120,635

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.7%
Banc of America Commercial Mortgage Trust,
Series 2016-UB10, Class A3
2.903%	07/15/49			2,300	2,348,343

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK,
Series 2017-BNK05, Class A4
3.131%	06/15/60	4,400	$4,573,204
Series 2017-BNK06, Class A4
3.254%	07/15/60	3,300	3,456,019
Series 2017-BNK08, Class A3
3.229%	11/15/50	1,950	2,038,960
Series 2019-BN18, Class A3
3.325%	05/15/62	1,500	1,580,288
BBCMS Mortgage Trust,
Series 2016-ETC, Class A, 144A
2.937%	08/14/36	1,170	1,177,016
Series 2016-ETC, Class B, 144A
3.189%	08/14/36	510	505,963
Series 2016-ETC, Class C, 144A
3.391%	08/14/36	430	424,503
Series 2016-ETC, Class D, 144A
3.609%(cc)	08/14/36	1,560	1,539,012
Benchmark Mortgage Trust,
Series 2019-B09, Class A4
3.751%	03/15/52	3,400	3,692,411
BX Commercial Mortgage Trust,
Series 2019-XL, Class G, 144A, 1 Month LIBOR + 2.300% (Cap N/A, Floor 2.300%)
4.040%(c)	10/15/36	1,600	1,602,314
Cantor Commercial Real Estate Lending,
Series 2019-CF01, Class A5
3.786%	05/15/52	4,000	4,349,387
Series 2019-CF02, Class A3
2.647%	11/15/52	7,700	7,701,910
CD Mortgage Trust,
Series 2017-CD05, Class A3
3.171%	08/15/50	3,500	3,637,404
Citigroup Commercial Mortgage Trust,
Series 2016-GC37, Class A4
3.314%	04/10/49	1,600	1,674,053
CityLine Commercial Mortgage Trust,
Series 2016-CLNE, Class B, 144A
2.778%(cc)	11/10/31	2,400	2,405,365
Series 2016-CLNE, Class C, 144A
2.778%(cc)	11/10/31	900	894,233
Commercial Mortgage Trust,
Series 2014-UBS04, Class A4
3.420%	08/10/47	3,200	3,333,872
Series 2014-UBS05, Class A4
3.838%	09/10/47	3,600	3,828,511
Series 2015-DC01, Class A4
3.078%	02/10/48	5,000	5,149,958
Series 2015-LC21, Class A4
3.708%	07/10/48	820	870,676
Series 2015-PC01, Class A5
3.902%	07/10/50	1,570	1,674,266
Series 2016-COR01, Class A3
2.826%	10/10/49	2,500	2,542,868
Series 2016-DC02, Class A5
3.765%	02/10/49	240	256,164

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-COR02, Class A2
3.239%	09/10/50	4,500	$4,691,043
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class E, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)
3.890%(c)	05/15/36	2,600	2,603,335
CSAIL Commercial Mortgage Trust,
Series 2019-C16, Class A2
3.067%	06/15/52	1,200	1,234,617
DBJPM Mortgage Trust,
Series 2017-C06, Class A4
3.071%	06/10/50	2,800	2,890,841
DBWF Mortgage Trust,
Series 2016-85T, Class D, 144A
3.808%(cc)	12/10/36	1,400	1,441,187
Eleven Madison Mortgage Trust,
Series 2015-11MD, Class C, 144A
3.555%(cc)	09/10/35	3,000	3,108,700
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.479%(cc)	06/25/20	7,110	9,411
Series K020, Class X1, IO
1.373%(cc)	05/25/22	25,338	639,436
Series K021, Class X1, IO
1.425%(cc)	06/25/22	14,729	404,042
Series K025, Class X1, IO
0.820%(cc)	10/25/22	10,002	183,990
Series K027, Class X1, IO
0.760%(cc)	01/25/23	126,591	2,317,253
Series K044, Class X1, IO
0.740%(cc)	01/25/25	81,509	2,386,629
Series K053, Class X1, IO
0.888%(cc)	12/25/25	88,318	3,907,754
Series K055, Class X1, IO
1.364%(cc)	03/25/26	13,738	968,722
GS Mortgage Securities Trust,
Series 2015-GC30, Class A3
3.119%	05/10/50	3,025	3,123,140
Series 2017-GS06, Class A2
3.164%	05/10/50	3,400	3,534,173
Series 2019-GC38, Class A3
3.703%	02/10/52	5,800	6,278,998
IMT Trust,
Series 2017-APTS, Class AFX, 144A
3.478%	06/15/34	310	321,553
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class A4
3.493%	08/15/47	3,103	3,230,919
JPMDB Commercial Mortgage Securities Trust,
Series 2016-C02, Class A3A
2.881%	06/15/49	1,070	1,091,288
Series 2017-C05, Class A4
3.414%	03/15/50	1,975	2,075,212
Series 2017-C07, Class A4
3.147%	10/15/50	3,600	3,731,654

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.,
Series 2018-AON, Class E, 144A
4.613%(cc)	07/05/31	5,875	$6,065,838
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2016-JP02, Class A3
2.559%	08/15/49	2,900	2,908,378
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XA, IO, 144A
1.440%(cc)	08/15/45	36,375	1,033,186
Series 2013-C08, Class A3
2.863%	12/15/48	1,531	1,554,845
Series 2013-C10, Class A3
3.966%(cc)	07/15/46	4,545	4,785,694
Series 2016-C30, Class A5
2.860%	09/15/49	2,000	2,034,552
Morgan Stanley Capital I Trust,
Series 2017-H01, Class A4
3.259%	06/15/50	2,750	2,866,145
Series 2017-HR02, Class A3
3.330%	12/15/50	5,500	5,781,978
Series 2019-L03, Class A3
2.874%	10/15/29	1,200	1,213,465
Series 2019-MEAD, Class E, 144A
3.177%	11/10/36	575	549,027
Shops at Crystals Trust,
Series 2016-CSTL, Class A, 144A
3.126%	07/05/36	140	141,685
UBS Commercial Mortgage Trust,
Series 2017-C02, Class A3
3.225%	08/15/50	4,400	4,574,395
Series 2017-C07, Class A3
3.418%	12/15/50	5,600	5,917,058
Series 2018-C10, Class A3
4.048%	05/15/51	2,200	2,430,270
Series 2019-C17, Class A3
2.669%	10/15/52	2,000	1,991,632
Series 2019-C17, Class ASB
2.866%	10/15/52	600	612,146
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C05, Class A3
2.920%	03/10/46	2,345	2,375,774
Wells Fargo Commercial Mortgage Trust,
Series 2014-LC16, Class A4
3.548%	08/15/50	4,300	4,455,623
Series 2016-C032, Class A3
3.294%	01/15/59	2,250	2,348,028
Series 2016-C34, Class A3
2.834%	06/15/49	2,500	2,546,087
Series 2016-C35, Class A3
2.674%	07/15/48	4,600	4,640,089
Series 2017-C40, Class A3
3.317%	10/15/50	1,370	1,435,645
Series 2019-C54, Class A3
2.892%	12/15/52	1,200	1,216,556

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $171,240,916)			174,908,693

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS — 36.6%
Aerospace & Defense — 0.7%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	(a)	1,670		$1,770,818
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A
7.500%	12/01/24		1,600		1,684,056
7.500%	03/15/25		1,250		1,289,920
7.875%	04/15/27		1,825		1,880,342
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,115		1,254,497

					7,879,633

Agriculture — 0.2%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		2,810		2,872,220

Airlines — 0.5%
American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates
3.575%	07/15/29		1,573		1,641,972
Continental Airlines 2001-1 Class A-1 Pass-Through Trust,
Pass-Through Certificates
6.703%	12/15/22		—	(r)	264
Continental Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
5.983%	10/19/23		1,197		1,260,077
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		237		242,186
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		765		832,334
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		1,180		1,180,932
United Airlines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.636%	01/02/24	(a)	547		578,046

					5,735,811

Auto Manufacturers — 1.0%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.411%(c)	04/12/21		425		425,600
Gtd. Notes, 144A
3.100%	04/12/21		570		578,482
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.100%	05/04/20		1,030		1,033,014
3.350%	05/04/21		1,715		1,742,434
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		290		275,448
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.350%	11/01/22		3,800		3,840,664

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
General Motors Co.,
Sr. Unsec’d. Notes
4.875%	10/02/23	(a)		1,350	$1,453,056
6.250%	10/02/43			1,455	1,622,043
6.600%	04/01/36			210	247,270
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
2.862%(c)	04/09/21			610	610,531
Gtd. Notes
3.550%	04/09/21			460	467,600

					12,296,142

Auto Parts & Equipment — 0.5%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A
3.500%	08/15/24		EUR	701	743,064
Adient US LLC,
Sr. Sec’d. Notes, 144A
7.000%	05/15/26	(a)		250	272,446
American Axle & Manufacturing, Inc.,
Gtd. Notes
6.500%	04/01/27	(a)		1,225	1,271,723
6.625%	10/15/22	(a)		275	279,243
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A
5.625%	11/15/26	(a)		1,150	1,090,675
Dana Financing Luxembourg Sarl,
Gtd. Notes, 144A
5.750%	04/15/25			875	917,005
LKQ Italia Bondco SpA,
Gtd. Notes, 144A
3.875%	04/01/24		EUR	1,275	1,607,388

					6,181,544

Banks — 9.9%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23			400	402,833
Sr. Unsec’d. Notes
3.848%	04/12/23			600	625,929
Bank of America Corp.,
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)		1,655	1,745,994
Sr. Unsec’d. Notes, GMTN
3.300%	01/11/23			5,870	6,075,809
3.593%(ff)	07/21/28			740	784,987
Sr. Unsec’d. Notes, MTN
3.499%(ff)	05/17/22			385	392,644
3.824%(ff)	01/20/28			1,715	1,841,518
3.974%(ff)	02/07/30			1,840	2,018,099
4.078%(ff)	04/23/40			2,340	2,655,993
4.125%	01/22/24			3,750	4,031,352
4.271%(ff)	07/23/29			910	1,010,775
Sub. Notes, MTN
4.000%	01/22/25			1,117	1,191,304
4.450%	03/03/26			1,735	1,903,420

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	700	$731,710
3.684%	01/10/23		480	492,002
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		475	535,546
Sub. Notes
5.088%(ff)	06/20/30	(a)	565	629,380
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A
4.400%	08/14/28		420	466,242
Sr. Unsec’d. Notes, 144A, MTN
3.800%	01/10/24		855	898,175
BPCE SA (France),
Sr. Unsec’d. Notes, 144A, MTN
3.500%	10/23/27		300	312,070
Sub. Notes, 144A, MTN
4.500%	03/15/25		1,120	1,209,304
4.875%	04/01/26		380	417,550
Citibank NA,
Sr. Unsec’d. Notes
3.050%	05/01/20		1,385	1,389,097
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	1,355	1,381,867
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	1,085	1,117,713
Sr. Unsec’d. Notes
3.200%	10/21/26		3,255	3,374,883
3.887%(ff)	01/10/28	(a)	1,710	1,840,721
8.125%	07/15/39		1,060	1,761,006
Sub. Notes
4.450%	09/29/27		2,630	2,895,852
Credit Suisse AG (Switzerland),
Sr. Unsec’d. Notes, MTN
3.625%	09/09/24		1,050	1,115,161
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.290%
3.192%(c)	02/04/21		1,025	1,025,523
Sr. Unsec’d. Notes
4.250%	02/04/21		950	965,780
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		900	909,203
Sr. Unsec’d. Notes, MTN
3.700%	05/30/24		159	161,955
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		1,350	1,409,182
Discover Bank,
Sr. Unsec’d. Notes
3.450%	07/27/26		280	290,545
4.250%	03/13/26		1,150	1,241,993
Sub. Notes
7.000%	04/15/20		2,005	2,031,582
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	1,950	1,970,465

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (The), (continued)
Sr. Unsec’d. Notes
3.272%(ff)	09/29/25		4,063	$4,208,072
3.750%	02/25/26		125	132,730
3.814%(ff)	04/23/29	(a)	1,060	1,134,673
3.850%	01/26/27		1,765	1,877,369
5.750%	01/24/22		4,200	4,504,412
Sr. Unsec’d. Notes, Series D, MTN
6.000%	06/15/20		2,420	2,463,646
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21		1,785	1,786,746
Sr. Unsec’d. Notes
4.583%(ff)	06/19/29		1,000	1,115,336
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	2,998	3,025,605
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,450	1,585,346
Sr. Unsec’d. Notes
2.950%	10/01/26		1,740	1,793,407
3.200%	01/25/23		470	486,412
3.200%	06/15/26		3,020	3,152,890
3.509%(ff)	01/23/29		1,435	1,521,960
3.782%(ff)	02/01/28		965	1,037,927
3.964%(ff)	11/15/48		985	1,111,939
4.005%(ff)	04/23/29		1,200	1,315,821
4.250%	10/15/20		600	610,711
Sub. Notes
4.250%	10/01/27		420	464,737
KeyCorp,
Sr. Unsec’d. Notes, MTN
5.100%	03/24/21		1,155	1,197,943
Lloyds Bank PLC (United Kingdom),
Gtd. Notes, 144A, MTN
5.800%	01/13/20		2,650	2,652,785
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	975	981,786
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	895	1,069,647
5.750%	01/25/21		1,920	1,994,635
Sr. Unsec’d. Notes, GMTN
3.125%	01/23/23		1,190	1,222,804
3.750%	02/25/23		395	413,410
3.772%(ff)	01/24/29	(a)	1,875	2,015,961
4.431%(ff)	01/23/30	(a)	1,340	1,514,070
5.500%	07/28/21		2,080	2,190,487
Sr. Unsec’d. Notes, MTN
3.125%	07/27/26		2,725	2,814,804
Sub. Notes, GMTN
4.350%	09/08/26		750	819,424
PNC Financial Services Group, Inc. (The),
Sub. Notes
3.900%	04/29/24		975	1,039,515

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Santander UK Group Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes
2.875%	10/16/20		1,550	$1,561,294
Sumitomo Mitsui Banking Corp. (Japan),
Bank Gtd. Notes, 3 Month LIBOR + 0.350%
2.352%(c)	01/17/20		1,820	1,820,358
Truist Financial Corp.,
Jr. Sub. Notes, Series N
4.800%(ff)	—	(rr)	1,440	1,482,632
UBS Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
2.859%(ff)	08/15/23		1,100	1,116,230
3.491%	05/23/23		2,970	3,056,124

				117,548,812

Beverages — 0.4%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		1,880	2,231,889
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		1,440	1,867,067
Keurig Dr. Pepper, Inc.,
Gtd. Notes
3.551%	05/25/21		970	990,864

				5,089,820

Building Materials — 0.3%
Masonite International Corp.,
Gtd. Notes, 144A
5.375%	02/01/28		750	794,585
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
5.375%	11/15/24		2,550	2,620,134
U.S. Concrete, Inc.,
Gtd. Notes
6.375%	06/01/24	(a)	600	626,518

				4,041,237

Chemicals — 1.6%
Ashland LLC,
Gtd. Notes
6.875%	05/15/43		1,400	1,605,222
CF Industries, Inc.,
Gtd. Notes
4.950%	06/01/43	(a)	675	706,396
5.375%	03/15/44		700	763,209
Chemours Co. (The),
Gtd. Notes
7.000%	05/15/25	(a)	1,000	1,006,611
DuPont de Nemours, Inc.,
Sr. Unsec’d. Notes
3.766%	11/15/20		490	497,382
LyondellBasell Industries NV,
Sr. Unsec’d. Notes
6.000%	11/15/21		3,550	3,766,650

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		465	$528,902
5.625%	11/15/43		155	183,131
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,150	1,185,662
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
4.900%	06/01/43		870	976,699
5.250%	01/15/45		420	497,750
6.125%	01/15/41		450	556,503
Sasol Financing International Ltd. (South Africa),
Gtd. Notes
4.500%	11/14/22		1,525	1,575,133
Sasol Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		375	406,994
Sherwin-Williams Co. (The),
Sr. Unsec’d. Notes
3.450%	08/01/25		445	468,385
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A
10.500%	08/01/24		450	453,149
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.875%	04/01/23		3,058	3,511,383

				18,689,161

Commercial Services — 0.7%
ERAC USA Finance LLC,
Gtd. Notes, 144A
6.700%	06/01/34		920	1,241,271
7.000%	10/15/37		770	1,083,456
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A
5.000%	04/15/22		1,225	1,231,440
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A
8.250%	11/15/26	(a)	950	1,070,165
United Rentals North America, Inc.,
Gtd. Notes
4.625%	10/15/25		375	386,322
4.875%	01/15/28		1,325	1,380,084
5.250%	01/15/30		525	565,291
5.500%	05/15/27		975	1,045,902

				8,003,931

Computers — 0.1%
Everi Payments, Inc.,
Gtd. Notes, 144A
7.500%	12/15/25	(a)	900	965,259

Diversified Financial Services — 0.9%
American Express Co.,
Sr. Unsec’d. Notes
3.375%	05/17/21		3,695	3,764,801

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Capital One Financial Corp.,
Sr. Unsec’d. Notes
3.450%	04/30/21		5,235	$5,328,227
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		650	776,103
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
6.875%	05/02/18	(d)	2,740	35,620
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A
8.125%	07/15/23		1,250	1,326,160

				11,230,911

Electric — 2.2%
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
3.350%	07/01/23		550	570,460
Calpine Corp.,
Sr. Unsec’d. Notes
5.750%	01/15/25	(a)	3,100	3,188,130
Sr. Unsec’d. Notes, 144A
5.125%	03/15/28		1,000	1,019,678
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series C
4.300%	12/01/56		235	262,731
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21		2,710	2,772,719
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35		2,325	2,847,678
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN
6.350%	08/10/28		550	590,474
Sr. Unsec’d. Notes
5.750%	01/26/21		520	521,233
Sr. Unsec’d. Notes, 144A
5.750%	01/26/21		1,300	1,303,083
7.125%	02/11/25		390	400,030
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39		1,900	2,282,999
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44		400	500,526
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		1,150	1,488,978
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		680	739,489
Kentucky Utilities Co.,
First Mortgage
4.375%	10/01/45		3,050	3,512,813

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Electric (continued)
Korea Hydro & Nuclear Power Co. Ltd. (South Korea),
Sr. Unsec’d. Notes, 144A
4.750%	07/13/21			250	$259,614
NRG Energy, Inc.,
Gtd. Notes, 144A
5.250%	06/15/29			375	406,687
South Carolina Electric & Gas Co.,
First Mortgage
4.600%	06/15/43	(a)		2,025	2,403,700
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27			450	470,958
5.625%	02/15/27			600	633,371

					26,175,351

Electronics — 0.1%
Sensata Technologies BV,
Gtd. Notes, 144A
5.000%	10/01/25			1,000	1,087,443

Engineering & Construction — 0.2%
GMR Hyderabad International Airport Ltd. (India),
Sr. Sec’d. Notes, 144A
4.250%	10/27/27			345	326,019
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
4.250%	10/31/26			605	632,732
5.500%	07/31/47			1,690	1,745,623

					2,704,374

Entertainment — 0.4%
AMC Entertainment Holdings, Inc.,
Gtd. Notes
5.875%	11/15/26	(a)		1,200	1,082,531
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A
5.250%	10/15/25	(a)		750	776,831
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A
4.250%	02/28/47		GBP	250	337,414
4.875%	02/28/47		GBP	125	171,074
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A
7.625%	04/15/26			875	932,496
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A
5.625%	01/15/27	(a)		800	847,766
Scientific Games International, Inc.,
Gtd. Notes, 144A
7.000%	05/15/28			350	375,571
7.250%	11/15/29	(a)		475	515,889

					5,039,572

Foods — 0.7%
Ingles Markets, Inc.,
Sr. Unsec’d. Notes
5.750%	06/15/23			78	79,534

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Foods (continued)
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A
5.750%	06/15/25		1,800	$1,867,278
Kraft Heinz Foods Co.,
Gtd. Notes
5.000%	07/15/35		725	805,220
5.200%	07/15/45		450	489,305
Gtd. Notes, 144A
4.625%	10/01/39		645	670,559
4.875%	10/01/49		2,880	3,026,665
Mars, Inc.,
Gtd. Notes, 144A
3.875%	04/01/39		440	488,167
4.200%	04/01/59		380	430,293

				7,857,021

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
7.300%	11/15/39		1,000	1,382,498

Gas — 0.3%
Korea Gas Corp. (South Korea),
Sr. Unsec’d. Notes
4.250%	11/02/20		1,750	1,780,619
NiSource, Inc.,
Sr. Unsec’d. Notes
4.800%	02/15/44		300	346,883
Southern Co. Gas Capital Corp.,
Gtd. Notes
4.400%	06/01/43		1,050	1,144,312

				3,271,814

Healthcare-Products — 0.3%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,275	1,353,408
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	200	246,129
2.250%	03/07/39	EUR	300	382,625
Stryker Corp.,
Sr. Unsec’d. Notes
2.125%	11/30/27	EUR	510	640,751
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN
1.500%	10/01/39	EUR	600	636,203
1.875%	10/01/49	EUR	425	442,129

				3,701,245

Healthcare-Services — 1.0%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.750%	12/15/37		1,900	2,558,620
Anthem, Inc.,
Sr. Unsec’d. Notes
4.650%	01/15/43		385	434,651

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
CHS/Community Health Systems, Inc.,
Sec’d. Notes, 144A
8.125%	06/30/24	(a)	625	$511,987
Cigna Corp.,
Gtd. Notes
4.375%	12/15/20		745	757,174
Encompass Health Corp.,
Gtd. Notes
4.750%	02/01/30	(a)	500	519,759
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		330	333,090
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	2,325	2,573,005
5.875%	02/01/29		150	173,384
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		240	244,845
3.250%	09/01/24		1,495	1,551,529
Tenet Healthcare Corp.,
Sec’d. Notes, 144A
6.250%	02/01/27	(a)	375	404,679
Sr. Sec’d. Notes, 144A
5.125%	11/01/27		600	633,597
Sr. Unsec’d. Notes
7.000%	08/01/25	(a)	900	950,764
UnitedHealth Group, Inc.,
Sr. Unsec’d. Notes
3.950%	10/15/42		220	241,072

				11,888,156

Home Builders — 0.4%
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada),
Gtd. Notes, 144A
6.125%	07/01/22	(a)	1,000	1,015,861
PulteGroup, Inc.,
Gtd. Notes
5.000%	01/15/27	(a)	975	1,062,722
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27		875	961,493
William Lyon Homes, Inc.,
Gtd. Notes
5.875%	01/31/25		300	308,133
7.000%	08/15/22		236	236,258
Gtd. Notes, 144A
6.625%	07/15/27		1,050	1,134,002

				4,718,469

Housewares — 0.1%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26		670	698,244

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Insurance — 1.0%
American International Group, Inc.,
Sr. Unsec’d. Notes
3.750%	07/10/25			2,110	$2,258,846
4.500%	07/16/44			1,075	1,237,063
Liberty Mutual Finance Europe DAC,
Gtd. Notes, 144A
1.750%	03/27/24		EUR	800	945,356
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50			1,030	1,078,511
Lincoln National Corp.,
Sr. Unsec’d. Notes
7.000%	06/15/40			405	578,440
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50			180	185,391
5.000%	03/30/43			350	384,341
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42			150	174,730
Sompo International Holdings Ltd. (Bermuda),
Sr. Unsec’d. Notes
7.000%	07/15/34			1,350	1,803,511
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47			2,310	2,624,125
6.850%	12/16/39			196	286,560
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20			500	512,875

					12,069,749

Internet — 0.1%
Netflix, Inc.,
Sr. Unsec’d. Notes
3.625%	05/15/27		EUR	1,050	1,260,230

Lodging — 0.2%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22			1,325	1,359,072
MGM Resorts International,
Gtd. Notes
6.000%	03/15/23			625	686,840
Sands China Ltd. (Macau),
Sr. Unsec’d. Notes
5.125%	08/08/25			400	440,663

					2,486,575

Machinery-Diversified — 0.4%
CNH Industrial Capital LLC,
Gtd. Notes
4.875%	04/01/21	(a)		1,050	1,084,609
Rockwell Automation, Inc.,
Sr. Unsec’d. Notes
5.200%	01/15/98			1,100	1,382,761

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Machinery-Diversified (continued)
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,960	$2,054,019

				4,521,389

Media — 2.1%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A
5.375%	06/01/29		975	1,045,838
5.500%	05/01/26		3,300	3,469,302
5.875%	05/01/27		25	26,546
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		875	923,390
6.384%	10/23/35		2,470	3,117,665
6.484%	10/23/45		855	1,067,287
6.834%	10/23/55		225	289,325
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes, 144A
9.250%	02/15/24	(a)	1,234	1,368,413
Comcast Corp.,
Gtd. Notes
3.450%	02/01/50		955	976,621
4.150%	10/15/28		1,820	2,047,458
4.250%	10/15/30		620	709,539
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A
3.150%	08/15/24		2,800	2,877,986
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A
6.625%	08/15/27	(a)	270	262,669
Sr. Sec’d. Notes, 144A
5.375%	08/15/26		1,000	1,013,212
Discovery Communications LLC,
Gtd. Notes
5.000%	09/20/37		1,010	1,141,959
5.300%	05/15/49		265	313,375
NBCUniversal Media LLC,
Gtd. Notes
4.450%	01/15/43		15	17,471
TCI Communications, Inc.,
Sr. Unsec’d. Notes
7.875%	02/15/26		750	974,347
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A
5.125%	02/15/25		1,175	1,161,101
Walt Disney Co. (The),
Gtd. Notes
7.625%	11/30/28		1,415	1,941,235

				24,744,739

Mining — 0.2%
Barrick Gold Corp. (Canada),
Sr. Unsec’d. Notes
5.250%	04/01/42		680	815,493

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Mining (continued)
Barrick North America Finance LLC (Canada),
Gtd. Notes
5.750%	05/01/43		410	$524,224
Newmont Goldcorp Corp.,
Gtd. Notes
3.625%	06/09/21		825	839,364
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		295	394,053

				2,573,134

Multi-National — 0.3%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		1,240	1,236,837
4.375%	06/15/22		500	523,223
Inter-American Development Bank (Supranational Bank),
Unsec’d. Notes
6.950%	08/01/26		1,500	1,919,783

				3,679,843

Oil & Gas — 2.6%
Antero Resources Corp.,
Gtd. Notes
5.625%	06/01/23		1,200	967,479
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A
7.000%	11/01/26		350	279,655
10.000%	04/01/22	(a)	575	571,459
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,000	1,162,329
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A
9.250%	08/01/24		125	134,263
CNOOC Finance 2013 Ltd. (China),
Gtd. Notes
3.000%	05/09/23		750	762,562
CNX Resources Corp.,
Gtd. Notes, 144A
7.250%	03/14/27		975	853,459
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		180	208,173
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		850	1,034,815
Encana Corp. (Canada),
Gtd. Notes
6.500%	02/01/38		200	234,738
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes
4.950%	07/19/22		390	412,783
Sr. Unsec’d. Notes, 144A
6.510%	03/07/22		1,665	1,808,736

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25			1,500	$1,636,381
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25			1,160	1,270,102
4.750%	04/19/27			200	219,668
Lukoil International Finance BV (Russia),
Gtd. Notes, 144A
6.125%	11/09/20			600	619,870
MEG Energy Corp. (Canada),
Gtd. Notes, 144A
6.375%	01/30/23			575	576,988
7.000%	03/31/24			500	504,670
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36			2,000	1,005,004
6.450%	09/15/36			945	1,157,530
Petrobras Global Finance BV (Brazil),
Gtd. Notes
4.750%	01/14/25		EUR	400	517,050
5.750%	02/01/29			725	816,004
6.625%	01/16/34		GBP	680	1,082,612
6.900%	03/19/49			495	581,248
7.375%	01/17/27			405	494,022
Gtd. Notes, 144A
5.093%	01/15/30	(a)		339	363,567
Petroleos Mexicanos (Mexico),
Gtd. Notes
4.750%	02/26/29		EUR	1,200	1,428,166
6.350%	02/12/48			840	810,700
6.500%	03/13/27			1,225	1,296,732
6.500%	01/23/29			100	105,090
Gtd. Notes, 144A
6.490%	01/23/27			1,565	1,668,991
6.840%	01/23/30			100	106,880
7.690%	01/23/50			797	870,159
Gtd. Notes, EMTN
2.750%	04/21/27		EUR	700	752,314
3.750%	02/21/24		EUR	400	478,673
4.875%	02/21/28		EUR	1,250	1,504,123
Gtd. Notes, MTN
6.750%	09/21/47			1,025	1,031,078
Sinopec Group Overseas Development 2015 Ltd. (China),
Gtd. Notes, 144A
2.500%	04/28/20			1,250	1,251,034
YPF SA (Argentina),
Sr. Unsec’d. Notes, 144A
8.500%	03/23/21			235	232,755

					30,811,862

Oil & Gas Services — 0.1%
Cameron International Corp.,
Gtd. Notes
7.000%	07/15/38			450	605,297

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals — 2.7%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		1,020	$1,076,866
4.500%	05/14/35		1,715	1,925,956
Sr. Unsec’d. Notes, 144A
4.050%	11/21/39		5,135	5,381,635
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		2,040	2,200,719
Allergan Sales LLC,
Gtd. Notes, 144A
4.875%	02/15/21		1,350	1,380,962
Bausch Health Americas, Inc.,
Gtd. Notes, 144A
8.500%	01/31/27		320	364,882
Bausch Health Cos., Inc.,
Gtd. Notes, 144A
6.125%	04/15/25	(a)	325	336,309
7.250%	05/30/29		100	114,163
Sr. Sec’d. Notes, 144A
5.750%	08/15/27		130	141,204
Sr. Unsec’d. Notes, 144A
5.000%	01/30/28		300	307,792
5.250%	01/30/30		300	310,756
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
2.250%	08/15/21		1,070	1,076,589
4.125%	06/15/39		420	483,295
4.250%	10/26/49		650	770,481
4.550%	02/20/48		1,145	1,395,877
5.000%	08/15/45		750	959,629
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		1,320	1,464,466
Gtd. Notes, 144A
4.500%	02/25/26		3,690	4,056,936
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		270	306,409
5.050%	03/25/48		655	775,253
5.125%	07/20/45		565	667,729
Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
Gtd. Notes, 144A
6.000%	07/15/23		512	371,985
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		1,415	1,576,323
Shire Acquisitions Investments Ireland DAC,
Gtd. Notes
3.200%	09/23/26		3,745	3,856,238
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes
4.000%	11/26/21		600	620,105

				31,922,559

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pipelines — 1.1%
Energy Transfer Operating LP,
Gtd. Notes
5.150%	03/15/45		55	$57,683
5.300%	04/15/47		120	127,977
6.125%	12/15/45		90	104,131
6.250%	04/15/49		1,400	1,691,822
Enterprise Products Operating LLC,
Gtd. Notes
4.900%	05/15/46		2,110	2,471,325
Fermaca Enterprises S de RL de CV (Mexico),
Sr. Sec’d. Notes, 144A
6.375%	03/30/38		380	414,007
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes
4.200%	03/15/45		1,000	1,000,666
MPLX LP,
Sr. Unsec’d. Notes
4.500%	04/15/38		970	987,048
5.200%	03/01/47		115	123,997
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A
4.375%	08/15/22		50	51,894
4.875%	08/15/27	(a)	225	239,591
ONEOK Partners LP,
Gtd. Notes
6.850%	10/15/37		1,250	1,597,471
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		450	492,104
Phillips 66 Partners LP,
Sr. Unsec’d. Notes
4.680%	02/15/45		1,900	2,046,750
Sunoco Logistics Partners Operations LP,
Gtd. Notes
5.400%	10/01/47		55	59,598
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.450%	04/01/44		575	506,419
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.900%	01/15/45		1,200	1,292,864

				13,265,347

Real Estate — 0.1%
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A
5.750%	12/01/25		1,200	1,245,591

Retail — 0.7%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20		950	949,969
Sr. Unsec’d. Notes
4.200%	05/15/28		1,875	2,011,945
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes
8.625%	06/15/20		850	509,529
8.625%	06/15/20		900	550,662

Interest Rate	Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Retail (continued)
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23			1,600	$1,723,113
6.625%	04/01/21	(a)		551	580,065
Michaels Stores, Inc.,
Gtd. Notes, 144A
8.000%	07/15/27	(a)		800	768,453
PetSmart, Inc.,
Sr. Sec’d. Notes, 144A
5.875%	06/01/25	(a)		439	448,308
Rite Aid Corp.,
Gtd. Notes, 144A
6.125%	04/01/23	(a)		375	344,794

					7,886,838

Savings & Loans — 0.1%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22			1,675	1,740,878

Semiconductors — 0.5%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21			1,930	1,953,142
3.125%	10/15/22			1,480	1,508,840
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A
4.625%	06/01/23			2,675	2,857,236

					6,319,218

Software — 0.4%
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes
0.750%	05/21/23		EUR	400	457,943
Fiserv, Inc.,
Sr. Unsec’d. Notes
3.500%	10/01/22			1,162	1,203,745
Microsoft Corp.,
Sr. Unsec’d. Notes
3.750%	02/12/45			1,540	1,745,485
4.000%	02/12/55			435	513,770
4.450%	11/03/45			275	343,929

					4,264,872

Telecommunications — 1.4%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25			1,010	1,058,408
3.600%	07/15/25			150	158,655
3.800%	02/15/27			1,065	1,139,418
4.300%	02/15/30			485	538,805
4.550%	03/09/49			774	857,970
4.850%	03/01/39			4,230	4,879,776
5.250%	03/01/37			680	812,517
5.350%	09/01/40			424	510,375
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P
7.600%	09/15/39	(a)		850	886,729

SEE NOTES TO FINANCIAL STATEMENTS.

A51

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Embarq Corp.,
Sr. Unsec’d. Notes
7.995%	06/01/36		1,700	$1,799,651
Iridium Communications, Inc.,
Sr. Unsec’d. Notes, 144A
10.250%	04/15/23		1,000	1,072,234
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		230	231,848
Sprint Corp.,
Gtd. Notes
7.625%	02/15/25		500	549,976
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29		120	134,075
4.500%	08/10/33		990	1,156,515
4.522%	09/15/48		360	430,199

				16,217,151

Textiles — 0.0%
Mohawk Industries, Inc.,
Sr. Unsec’d. Notes
3.850%	02/01/23	(a)	294	306,651

Transportation — 0.0%
Lima Metro Line 2 Finance Ltd. (Peru),
Sr. Sec’d. Notes
5.875%	07/05/34		110	127,234

TOTAL CORPORATE BONDS (cost $409,295,616)				435,107,825

MUNICIPAL BONDS — 2.0%
California — 0.6%
Bay Area Toll Authority,
Taxable, Revenue Bonds, BABs, Series S3
6.907%	10/01/50		1,125	1,819,440
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,550	2,367,873
General Obligation Unlimited, Taxable, BABs
7.625%	03/01/40		725	1,155,722
University of California,
Revenue Bonds, BABs
5.770%	05/15/43		1,400	1,852,578

				7,195,613

Colorado — 0.1%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50		770	1,118,417

Illinois — 0.4%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		1,380	1,980,148
State of Illinois,
General Obligation Unlimited, Series A
5.000%	10/01/22		20	21,579

Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (continued)
General Obligation Unlimited, Series D
5.000%	11/01/22	2,650	$2,858,688

			4,860,415

New Jersey — 0.4%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series A
7.102%	01/01/41	1,175	1,797,785
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40	2,050	3,216,696

			5,014,481

Ohio — 0.1%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40	695	878,807

Oregon — 0.1%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34	615	819,106

Pennsylvania — 0.1%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45	800	1,063,640

Puerto Rico — 0.2%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Series A-1
5.000%	07/01/58	1,710	1,813,643

Texas — 0.0%
Texas Private Activity Bond Surface Transportation Corp.,
Taxable, Revenue Bonds, Series B
3.922%	12/31/49	450	453,146

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117	425	496,375

TOTAL MUNICIPAL BONDS (cost $17,702,009)			23,713,643

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 5.1%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/20	28	27,707
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27	176	176,179
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	04/25/28	855	856,320
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	08/25/28	92	91,743
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28	450	451,134

SEE NOTES TO FINANCIAL STATEMENTS.

A52

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	08/25/28	450	$451,562
Series 2018-03A, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	10/25/28	181	181,483
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)
3.642%(c)	10/25/28	1,040	1,041,971
Series 2019-02A, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)
3.242%(c)	04/25/29	820	820,467
Series 2019-04A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	10/25/29	700	700,218
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	10/25/29	700	699,631
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%	09/15/21^	9,291	9,290,644
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.281%(c)	11/01/23	5,400	5,399,997
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57	1,227	1,237,341
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57	1,319	1,344,696
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57	1,163	1,163,412
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65	2,228	2,226,908
Citigroup Mortgage Loan Trust,
Series 2011-12, Class 3A2, 144A
3.794%(cc)	09/25/47	500	496,542
Credit Suisse Mortgage Trust,
Series 2019-06R, Class 1A1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.094%(c)	10/25/46	1,329	1,331,560
Eagle Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)
3.492%(c)	11/25/28	1,158	1,159,112
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29	225	224,665
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29	300	300,421
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29	3	3,382

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-C06, Class 1M2, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.792%(c)	03/25/31	550	$551,427
Fannie Mae REMICS,
Series 2011-116, Class ZA
3.500%	11/25/41	2,129	2,232,618
Series 2012-34, Class EB
4.000%	04/25/42	1,575	1,730,971
Freddie Mac REMICS,
Series 4289, Class WZ
3.000%	01/15/44	755	760,608
Series 4768, Class GA
3.500%	09/15/45	1,855	1,908,715
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2014-DN04, Class M3, 1 Month LIBOR + 4.550% (Cap N/A, Floor 0.000%)
6.342%(c)	10/25/24	209	224,174
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)
5.092%(c)	10/25/27	2,460	2,622,041
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28	261	262,132
Series 2016-HQA03, Class M2, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	03/25/29	453	454,437
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	04/25/29	1,031	1,033,622
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)
4.442%(c)	01/25/49	250	254,315
GCAT LLC,
Series 2019-04, Class A1, 144A
3.228%	11/26/49	1,975	1,974,482
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37	485	483,193
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)
1.932%(c)	01/26/37	1,400	1,371,992
Home Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	10/25/28	334	334,009
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	507	507,765
Legacy Mortgage Asset Trust,
Series 2019-GS06, Class A1, 144A
3.000%	06/25/59	679	677,474
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24	657	655,158

SEE NOTES TO FINANCIAL STATEMENTS.

A53

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	985	$1,023,055
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	1,145	1,186,117
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	01/25/48	1,157	1,153,541
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28	295	295,312
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29	791	791,925
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20	802	801,713
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21	705	704,315
Series 2019-04, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.305%(c)	05/27/21^	2,390	2,390,000
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.192%(c)	03/25/28	309	309,186
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)
4.492%(c)	03/25/28	360	361,175
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.042%(c)	02/25/29	540	539,723
Series 2019-02, Class M1A, 144A, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	06/25/29	366	365,567
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48	659	659,313
Series 2018-HRP02, Class M1, 144A, 1 Month LIBOR + 0.850% (Cap N/A, Floor 0.000%)
2.642%(c)	02/25/47	186	186,152
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.389%(cc)	02/25/34	422	421,787
Series 2004-18, Class 3A1
3.849%(cc)	12/25/34	2,088	2,088,300

Interest Rate	Maturity Date			Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20			30	$30,136

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $60,581,866)					61,023,545

SOVEREIGN BONDS — 8.0%
Argentine Republic Government International Bond (Argentina), Bonds
3.380%(cc)	12/31/38		EUR	300	152,577
Sr. Unsec’d. Notes
4.625%	01/11/23			1,625	808,723
6.875%	04/22/21			1,775	956,011
7.820%	12/31/33		EUR	958	619,198
7.820%	12/31/33		EUR	634	404,242
8.280%	12/31/33			582	359,017
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes
5.333%	02/15/28			1,444	1,549,324
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24			250	263,375
5.000%	06/15/45	(a)		205	238,169
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes
7.500%	05/06/21			1,500	1,559,118
Sr. Unsec’d. Notes, 144A
6.000%	07/19/28			575	639,201
7.500%	05/06/21			400	415,765
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes, 144A
10.500%	03/24/20			200	202,979
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, MTN
4.750%	04/11/25		EUR	875	1,034,291
4.750%	04/16/26		EUR	1,410	1,662,654
6.375%	04/11/31		EUR	1,015	1,219,018
Hellenic Republic Government Bond (Greece), Bonds
3.000%(cc)	02/24/23		EUR	1,200	1,489,168
3.000%(cc)	02/24/26		EUR	380	501,160
3.000%(cc)	02/24/29		EUR	1,000	1,334,422
3.000%(cc)	02/24/31		EUR	620	831,282
3.000%(cc)	02/24/32		EUR	1,280	1,758,587
3.000%(cc)	02/24/34		EUR	640	886,270
3.000%(cc)	02/24/39		EUR	1,000	1,396,185
3.750%	01/30/28		EUR	3,095	4,111,016
3.900%	01/30/33		EUR	1,990	2,739,068
4.200%	01/30/42		EUR	295	437,574
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes
5.200%	07/17/34		EUR	1,500	2,290,937
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
5.375%	02/21/23			436	478,420
5.375%	03/25/24			290	326,887

SEE NOTES TO FINANCIAL STATEMENTS.

A54

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
5.750%	11/22/23		2,300	$2,593,428
6.375%	03/29/21		2,776	2,929,910
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
1.450%	09/18/26	EUR	375	436,009
3.375%	07/30/25	EUR	3,125	3,985,944
Sr. Unsec’d. Notes, EMTN
2.875%	07/08/21	EUR	1,225	1,431,518
3.750%	06/14/28	EUR	1,250	1,689,561
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes, 144A
5.800%	01/15/28		450	440,720
6.752%	03/09/23		400	410,809
Japan Bank for International Cooperation (Japan),
Gov’t. Gtd. Notes
2.500%	05/23/24		1,000	1,019,008
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A
3.375%	09/27/23		600	628,951
Sr. Unsec’d. Notes, 144A, MTN
1.750%	09/05/24		600	590,290
2.000%	09/08/20		800	800,443
2.625%	04/20/22		1,000	1,014,389
3.000%	03/12/24		600	621,687
Lithuania Government International Bond (Lithuania),
Sr. Unsec’d. Notes
6.625%	02/01/22		1,000	1,095,630
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
3.750%	03/16/25		450	477,987
Portugal Government International Bond (Portugal),
Sr. Unsec’d. Notes, EMTN
5.125%	10/15/24		12,675	14,233,742
Portugal Obrigacoes do Tesouro OT (Portugal),
Sr. Unsec’d. Notes, 144A
3.875%	02/15/30	EUR	3,070	4,590,075
Province of Ontario (Canada),
Sr. Unsec’d. Notes
3.400%	10/17/23		295	311,786
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A
6.500%	02/15/23		120	49,409
9.950%	06/09/21		1,940	894,181
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
5.103%	04/23/48		780	1,001,209
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes
2.375%	10/17/24		1,000	979,500
6.875%	09/27/23		260	298,270
Sr. Unsec’d. Notes, EMTN
6.000%	08/04/28	GBP	2,060	3,410,636
Sr. Unsec’d. Notes, MTN
5.375%	06/15/33		4,730	5,492,123
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN
3.875%	10/29/35	EUR	945	1,232,393

Interest Rate	Maturity Date			Principal Amount (000)#	Value

SOVEREIGN BONDS (continued)
Sr. Unsec’d. Notes, EMTN
3.875%	10/29/35		EUR	940	$1,225,873
4.125%	03/11/39		EUR	254	330,498
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39		EUR	400	472,236
Sr. Unsec’d. Notes, 144A, MTN
4.000%	04/17/25			675	728,270
Senegal Government International Bond (Senegal),
Sr. Unsec’d. Notes, 144A
4.750%	03/13/28		EUR	475	561,272
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes
7.250%	09/28/21			2,000	2,180,248
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			600	606,850
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
5.625%	03/30/21			500	514,654
7.000%	06/05/20			1,510	1,538,998
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes
7.750%	09/01/20			145	149,139
7.750%	09/01/21			160	169,425
7.750%	09/01/22			1,120	1,205,278
8.994%	02/01/24			200	225,288
Sr. Unsec’d. Notes, 144A
7.750%	09/01/20			520	534,842
7.750%	09/01/22			930	1,000,811
8.994%	02/01/24			200	225,288

TOTAL SOVEREIGN BONDS (cost $92,160,055)					94,993,216

U.S. GOVERNMENT AGENCY OBLIGATIONS — 1.8%
Federal Home Loan Mortgage Corp.
3.500%	02/01/47			1,828	1,902,153
5.500%	10/01/33			548	614,465
5.500%	06/01/34			7	7,321
6.000%	11/01/33			143	161,179
6.000%	05/01/34			55	57,690
6.000%	06/01/34			96	103,799
6.250%	07/15/32	(k)		830	1,192,478
6.500%	07/01/32			21	22,655
6.500%	07/01/32			21	23,272
6.500%	08/01/32			37	41,161
6.500%	08/01/32			41	47,105
6.500%	08/01/32			42	47,895
6.500%	09/01/32			39	44,608
6.500%	09/01/32			104	119,319
6.750%	09/15/29	(k)		525	735,477
6.750%	03/15/31	(k)		600	868,209
Federal National Mortgage Assoc.
2.500%	TBA			1,000	1,008,930
4.500%	08/01/40			2,079	2,258,631
5.500%	02/01/33			15	17,124
5.500%	02/01/33			21	23,344
5.500%	03/01/33			22	24,830

SEE NOTES TO FINANCIAL STATEMENTS.

A55

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	03/01/33		41	$45,742
5.500%	03/01/33		50	55,703
5.500%	04/01/33		6	6,529
5.500%	04/01/33		27	30,400
5.500%	04/01/33		31	35,208
5.500%	04/01/33		36	39,791
5.500%	07/01/33		26	29,550
5.500%	07/01/33		34	37,686
5.500%	08/01/33		16	17,705
5.500%	02/01/34		29	32,700
5.500%	04/01/34		27	30,161
5.500%	06/01/34		38	42,031
6.000%	10/01/33		3	3,852
6.000%	10/01/33		206	231,220
6.000%	03/01/34		58	65,039
6.000%	02/01/35		189	216,104
6.000%	11/01/36		52	59,324
6.250%	05/15/29	(k)	535	722,545
6.500%	08/01/32		127	146,755
6.500%	09/01/32		102	117,592
6.500%	09/01/32		172	198,223
6.500%	10/01/32		92	106,644
6.500%	04/01/33		158	182,444
6.500%	11/01/33		3	3,431
6.625%	11/15/30	(k)	530	754,749
7.000%	05/01/32		58	63,761
7.000%	06/01/32		8	8,866
7.125%	01/15/30	(k)	785	1,135,220
Government National Mortgage Assoc.
3.500%	TBA		3,000	3,092,100
3.500%	01/20/48		495	513,881
4.000%	02/20/49		1,457	1,517,355
5.500%	01/15/33		65	71,484
5.500%	02/15/33		44	49,286
5.500%	05/15/33		126	137,424
5.500%	05/15/33		182	200,616
5.500%	06/15/33		193	218,598
5.500%	09/15/33		89	99,409
5.500%	07/15/35		63	70,350
6.000%	12/15/32		121	136,132
6.000%	11/15/33		59	66,301
6.000%	01/15/34		11	13,012
6.000%	06/20/34		321	365,303
6.000%	11/15/34		477	540,517
6.500%	09/15/32		35	36,236
6.500%	09/15/32		173	195,159
6.500%	09/15/32		216	245,321
6.500%	11/15/33		139	159,313

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $20,893,605)				21,468,417

U.S. TREASURY OBLIGATIONS — 3.5%
U.S. Treasury Bonds
2.250%	08/15/49		3,700	3,589,000
2.500%	05/15/46	(k)	965	985,356
3.000%	05/15/45	(h)(k)	17,745	19,824,492
3.000%	02/15/47	(k)	310	348,314
3.000%	02/15/48	(k)	270	303,539

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (continued)
3.125%	02/15/43		3,495	$3,964,641
U.S. Treasury Notes
1.500%	10/31/21		210	209,680
U.S. Treasury Strips Coupon
2.056%(s)	11/15/38	(k)	1,690	1,076,583
2.058%(s)	02/15/39		1,725	1,088,165
2.148%(s)	05/15/39	(h)(k)	5,755	3,609,464
2.394%(s)	11/15/43		3,019	1,665,285
2.783%(s)	08/15/29	(k)	1,200	984,328
2.878%(s)	05/15/31	(k)	940	736,835
3.042%(s)	11/15/35	(k)	2,400	1,664,531
3.202%(s)	08/15/40	(k)	2,400	1,450,594

TOTAL U.S. TREASURY OBLIGATIONS (cost $42,294,608)				41,500,807

			Shares

PREFERRED STOCKS — 0.2%
Banks — 0.1%
Citigroup Capital XIII, 8.306%			45,000	1,251,000

Capital Markets — 0.1%
State Street Corp., 5.350%			35,000	975,450

TOTAL PREFERRED STOCKS (cost $2,000,000)				2,226,450

TOTAL LONG-TERM INVESTMENTS (cost $1,138,756,219)				1,178,058,450

SHORT-TERM INVESTMENTS — 3.1%

AFFILIATED MUTUAL FUNDS — 3.1%
PGIM Core Ultra Short Bond Fund(w)			2,890,447	2,890,447
PGIM Institutional Money Market Fund (cost $33,310,758; includes $33,261,386 of cash collateral for securities on loan)(b)(w)			33,308,374	33,315,035

TOTAL AFFILIATED MUTUAL FUNDS (cost $36,201,205)				36,205,482

OPTIONS PURCHASED*~ — 0.0%
(cost $17,284)				432,750

TOTAL SHORT-TERM INVESTMENTS (cost $36,218,489)				36,638,232

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN — 102.1% (cost $1,174,974,708)				1,214,696,682

OPTIONS WRITTEN*~ — (0.0)%
(premiums received $46,457)				(13,345)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN — 102.1% (cost $1,174,928,251)				1,214,683,337
Liabilities in excess of other assets(z) — (2.1)%				(24,578,609)

NET ASSETS — 100.0%				$1,190,104,728

SEE NOTES TO FINANCIAL STATEMENTS.

A56

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $12,731,778 and 1.1% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $32,550,435; cash collateral of $33,261,386 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(p)	Interest rate not available as of December 31, 2019.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	3,026	$31,521
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	7,356	70,205
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	14,601	146,495
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	14,800	155,710
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	2,942	28,819

Total Options Purchased (cost $ 17,284)							$432,750

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.32.V2, 06/20/24	Put	Citibank, N.A.	01/15/20	$95.00	5.00%(Q)	CDX.NA.HY.32.V2(Q)		7,300	$—
CDX.NA.HY.33.V1, 12/20/24	Put	BNP Paribas S.A.	06/17/20	$95.00	5.00%(Q)	CDX.NA.HY.33.V1(Q)		5,000	(8,637)
CDX.NA.HY.33.V2, 12/20/24	Put	BNP Paribas S.A.	03/18/20	$100.00	5.00%(Q)	CDX.NA.HY.33.V2(Q)		5,000	(2,931)
CDX.NA.IG.33.V1, 12/20/29	Put	Goldman Sachs International	02/19/20	2.25%	1.00%(Q)	CDX.NA.IG.33.V1(Q)		10,000	(1,346)
iTraxx.EUR.32.V1, 12/20/29	Put	Goldman Sachs International	01/15/20	2.20%	1.00%(Q)	iTraxx.EUR.32.V1(Q)	EUR	100,000	(431)

Total Options Written (premiums received $46,457)									$(13,345)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
4,409	5 Year U.S. Treasury Notes	Mar. 2020	$522,948,757	$(1,528,507)
1,530	10 Year U.S. Treasury Notes	Mar. 2020	196,485,476	(1,277,114)
197	10 Year U.S. Ultra Treasury Notes	Mar. 2020	27,718,517	(316,563)
573	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	104,089,031	(2,624,282)

				(5,746,466)

Short Positions:
2,792	2 Year U.S. Treasury Notes	Mar. 2020	601,676,000	306,943
108	10 Year Euro-Bund	Mar. 2020	20,653,772	274,654
91	20 Year U.S. Treasury Bonds	Mar. 2020	14,187,469	181,126

				762,723

				$(4,983,743)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	559	$382,970	$392,750	$—	$(9,780)
British Pound,
Expiring 01/09/20	Barclays Bank PLC	GBP	7,090	9,127,528	9,393,672	—	(266,144)
Euro,
Expiring 01/09/20	Citibank, N.A.	EUR	54,094	59,971,866	60,711,550	—	(739,684)
Expiring 01/09/20	Citibank, N.A.	EUR	855	955,326	959,591	—	(4,265)

				$70,437,690	$71,457,563	$—	$(1,019,873)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Emirate of Abu Dhabi (D01)	12/20/24	1.000%(Q)	400	0.336%	$12,868	$(189)	$13,057	Morgan Stanley & Co. International PLC
Government of Malaysia (D01)	12/20/24	1.000%(Q)	800	0.352%	25,064	(378)	25,442	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D01)	12/20/24	1.000%(Q)	400	0.563%	8,470	(189)	8,659	Morgan Stanley & Co. International PLC
People’s Republic of China (D01)	12/20/24	1.000%(Q)	1,800	0.320%	59,178	(850)	60,028	Morgan Stanley & Co. International PLC
Republic of Argentina (D01)	12/20/24	1.000%(Q)	1,000	79.997%	(577,894)	(472)	(577,422)	Morgan Stanley & Co. International PLC
Republic of Brazil (D01)	12/20/24	1.000%(Q)	2,400	0.991%	1,810	(1,267)	3,077	Morgan Stanley & Co. International PLC
Republic of Chile (D01)	12/20/24	1.000%(Q)	400	0.422%	11,194	(189)	11,383	Morgan Stanley & Co. International PLC
Republic of Colombia (D01)	12/20/24	1.000%(Q)	1,000	0.727%	13,311	(472)	13,783	Morgan Stanley & Co. International PLC
Republic of Indonesia (D01)	12/20/24	1.000%(Q)	1,600	0.629%	28,724	(756)	29,480	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A58

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (continued):
Republic of Lebanon (D01)	12/20/24	1.000%(Q)	400	34.265%	$(223,932)	$(189)	$(223,743)	Morgan Stanley & Co. International PLC
Republic of Panama (D01)	12/20/24	1.000%(Q)	400	0.423%	11,185	(189)	11,374	Morgan Stanley & Co. International PLC
Republic of Peru (D01)	12/20/24	1.000%(Q)	400	0.421%	11,224	(189)	11,413	Morgan Stanley & Co. International PLC
Republic of Philippines (D01)	12/20/24	1.000%(Q)	400	0.338%	12,787	(189)	12,976	Morgan Stanley & Co. International PLC
Republic of South Africa (D01)	12/20/24	1.000%(Q)	1,800	1.625%	(51,584)	(850)	(50,734)	Morgan Stanley & Co. International PLC
Republic of Turkey (D01)	12/20/24	1.000%(Q)	2,400	2.791%	(191,919)	(1,267)	(190,652)	Morgan Stanley & Co. International PLC
Russian Federation (D01)	12/20/24	1.000%(Q)	1,600	0.556%	34,401	(756)	35,157	Morgan Stanley & Co. International PLC
State of Qatar (D01)	12/20/24	1.000%(Q)	400	0.365%	12,301	(189)	12,490	Morgan Stanley & Co. International PLC
United Mexican States (D01)	12/20/24	1.000%(Q)	2,400	0.784%	25,352	(1,267)	26,619	Morgan Stanley & Co. International PLC
Emirate of Abu Dhabi (D02)	12/20/24	1.000%(Q)	2,000	0.336%	64,339	(556)	64,895	Morgan Stanley & Co. International PLC
Government of Malaysia (D02)	12/20/24	1.000%(Q)	4,000	0.352%	125,322	(1,444)	126,766	Morgan Stanley & Co. International PLC
Kingdom of Saudi Arabia (D02)	12/20/24	1.000%(Q)	2,000	0.563%	42,352	(556)	42,908	Morgan Stanley & Co. International PLC
People’s Republic of China (D02)	12/20/24	1.000%(Q)	9,000	0.320%	295,892	(3,250)	299,142	Morgan Stanley & Co. International PLC
Republic of Argentina (D02)	12/20/24	1.000%(Q)	5,000	79.997%	(2,889,472)	(1,806)	(2,887,666)	Morgan Stanley & Co. International PLC
Republic of Brazil (D02)	12/20/24	1.000%(Q)	12,000	0.991%	9,052	(4,333)	13,385	Morgan Stanley & Co. International PLC
Republic of Chile (D02)	12/20/24	1.000%(Q)	2,000	0.422%	55,969	(556)	56,525	Morgan Stanley & Co. International PLC
Republic of Colombia (D02)	12/20/24	1.000%(Q)	5,000	0.727%	66,555	(1,806)	68,361	Morgan Stanley & Co. International PLC
Republic of Indonesia (D02)	12/20/24	1.000%(Q)	8,000	0.629%	143,622	(2,889)	146,511	Morgan Stanley & Co. International PLC
Republic of Lebanon (D02)	12/20/24	1.000%(Q)	2,000	34.265%	(1,119,658)	(556)	(1,119,102)	Morgan Stanley & Co. International PLC
Republic of Panama (D02)	12/20/24	1.000%(Q)	2,000	0.423%	55,924	(556)	56,480	Morgan Stanley & Co. International PLC
Republic of Peru (D02)	12/20/24	1.000%(Q)	2,000	0.421%	56,118	(556)	56,674	Morgan Stanley & Co. International PLC
Republic of Philippines (D02)	12/20/24	1.000%(Q)	2,000	0.338%	63,933	(556)	64,489	Morgan Stanley & Co. International PLC
Republic of South Africa (D02)	12/20/24	1.000%(Q)	9,000	1.625%	(257,918)	(3,250)	(254,668)	Morgan Stanley & Co. International PLC
Republic of Turkey (D02)	12/20/24	1.000%(Q)	12,000	2.791%	(959,593)	(4,333)	(955,260)	Morgan Stanley & Co. International PLC
Russian Federation (D02)	12/20/24	1.000%(Q)	8,000	0.556%	172,007	(2,889)	174,896	Morgan Stanley & Co. International PLC
State of Qatar (D02)	12/20/24	1.000%(Q)	2,000	0.365%	61,506	(556)	62,062	Morgan Stanley & Co. International PLC

SEE NOTES TO FINANCIAL STATEMENTS.

A59

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (continued):
United Mexican States (D02)	12/20/24	1.000%(Q)	12,000	0.784%	$126,761	$(4,333)	$131,094	Morgan Stanley & Co. International PLC

					$(4,664,749)	$(44,628)	$(4,620,121)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)*:
CDX.EM.32.V1 (D01)	12/20/24	1.000%(Q)	20,000	$665,487	$(18,556)	$684,043	Morgan Stanley & Co. International PLC
CDX.EM.32.V1 (D02)	12/20/24	1.000%(Q)	100,000	3,327,437	(112,222)	3,439,659	Morgan Stanley & Co. International PLC

				$3,992,924	$(130,778)	$4,123,702

*

The Portfolio entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Portfolio bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01 - D02).

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	12/20/20	1.000%(Q)	EUR	900	$(7,797)	$(6,978)	$(819)	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)		2,100	(56,925)	(51,964)	(4,961)	Bank of America, N.A.
Republic of Argentina	06/20/21	5.000%(Q)		905	482,532	389,150	93,382	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)		360	191,946	158,400	33,546	Barclays Bank PLC
Republic of Argentina	06/20/22	5.000%(Q)		700	380,576	404,250	(23,674)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		665	(11,592)	4,137	(15,729)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		655	(11,418)	10,327	(21,745)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		220	(3,835)	3,884	(7,719)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		220	(3,835)	3,567	(7,402)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		215	(3,748)	1,258	(5,006)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)		115	(2,005)	715	(2,720)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)		160	(1,690)	1,173	(2,863)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)		130	(1,373)	1,141	(2,514)	Citibank, N.A.

					$950,836	$919,060	$31,776

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
AT&T Inc.	06/20/20	1.000%(Q)		1,000	0.118%	$4,515	$5,842	$(1,327)	BNP Paribas S.A.
Barclays Bank PLC	06/20/20	1.000%(Q)	EUR	1,200	0.143%	5,966	5,815	151	Citibank, N.A.

SEE NOTES TO FINANCIAL STATEMENTS.

A60

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (continued):
Bombardier Inc.	03/20/20	5.000%(Q)		100	1.661%	$903	$870	$33	JPMorgan Chase Bank, N.A.
Bombardier Inc.	06/20/20	5.000%(Q)		500	1.767%	8,449	8,087	362	JPMorgan Chase Bank, N.A.
General Electric Co.	03/20/20	1.000%(Q)		1,090	0.287%	2,080	3,305	(1,225)	Morgan Stanley & Co. International PLC
General Electric Co.	06/20/20	1.000%(Q)		2,340	0.295%	8,597	9,232	(635)	Bank of America, N.A.
Hellenic Republic	06/20/23	1.000%(Q)		660	0.798%	4,685	(64,559)	69,244	Citibank, N.A.
Hellenic Republic	06/20/24	1.000%(Q)		500	1.024%	(341)	(108,125)	107,784	Barclays Bank PLC
Hellenic Republic	12/20/25	1.000%(Q)		1,280	1.335%	(23,136)	(231,773)	208,637	Bank of America, N.A.
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)		405	0.497%	8,934	1,918	7,016	Morgan Stanley & Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)		2,100	0.307%	49,979	31,812	18,167	Bank of America, N.A.
Petroleo Brasileiro SA	03/20/20	1.000%(Q)		735	0.218%	1,516	2,065	(549)	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)		550	1.682%	(12,262)	(30,406)	18,144	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		545	1.682%	(12,151)	(36,167)	24,016	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		185	1.682%	(4,124)	(12,581)	8,457	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		185	1.682%	(4,124)	(12,353)	8,229	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		180	1.682%	(4,013)	(9,998)	5,985	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)		90	1.682%	(2,007)	(4,973)	2,966	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		160	2.295%	(9,433)	(15,715)	6,282	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)		130	2.295%	(7,664)	(12,912)	5,248	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)		905	82.684%	(494,619)	(434,400)	(60,219)	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/24	5.000%(Q)		700	82.684%	(382,578)	(413,000)	30,422	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)		360	82.684%	(196,754)	(176,400)	(20,354)	Barclays Bank PLC
Republic of Italy	09/20/20	1.000%(Q)		5,650	0.365%	27,886	26,214	1,672	JPMorgan Chase Bank, N.A.
Republic of Italy	12/20/20	1.000%(Q)	EUR	900	0.359%	6,709	6,649	60	Citibank, N.A.
State of Illinois	06/20/24	1.000%(Q)		580	1.465%	(10,891)	(7,441)	(3,450)	Citibank, N.A.
United Mexican
States	03/20/20	1.000%(Q)		2,380	0.144%	5,296	6,591	(1,295)	Citibank, N.A.

						$(1,028,582)	$(1,462,403)	$433,821

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)	7,525	$30,927	$(67,904)	$(98,831)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreement on credit indices—Buy Protection(1):
CMBX.NA.10.AAA	11/17/59	0.500%(M)	6,000	$(65,756)	$68,926	$(134,682)	Deutsche Bank AG

SEE NOTES TO FINANCIAL STATEMENTS.

A61

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Credit default swap agreements outstanding at December 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Implied Credit Spread at December 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.BEIJING 1Y 30% - 100%	12/20/20	0.000%		8,900	*	$(847)	$(5,340)	$4,493	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%	(M)	650	*	14,463	(2,368)	16,831	Deutsche Bank AG

						$13,616	$(7,708)	$21,324

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Portfolio is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	12,664	01/02/25	5.903%(T)	1 Day BROIS(2)(T)	$—	$(55,457)	$(55,457)
BRL	6,276	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	—	34,017	34,017
BRL	7,043	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	41,343	41,343
BRL	18,662	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	108,336	108,336
CNH	16,230	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	58	(604)	(662)
CNH	46,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(3,042)	(3,042)
CNH	16,400	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(15)	2,043	2,058
CNH	15,700	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(10)	(5,689)	(5,679)
EUR	7,065	05/11/21	(0.300)%(A)	1 Day EONIA(1)(A)	(6,014)	(21,335)	(15,321)
EUR	8,125	05/11/22	(0.250)%(A)	1 Day EONIA(1)(A)	(5,161)	(47,760)	(42,599)
EUR	4,650	05/11/23	(0.100)%(A)	1 Day EONIA(1)(A)	(26,137)	(61,869)	(35,732)

SEE NOTES TO FINANCIAL STATEMENTS.

A62

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
EUR	3,980	05/11/24	0.050%(A)	1 Day EONIA(1)(A)	$(61,623)	$(88,053)	$(26,430)
EUR	2,110	05/11/25	0.100%(A)	1 Day EONIA(1)(A)	(12,404)	(54,956)	(42,552)
EUR	3,815	05/11/26	0.250%(A)	1 Day EONIA(1)(A)	(62,921)	(144,467)	(81,546)
EUR	1,880	05/11/29	0.600%(A)	1 Day EONIA(1)(A)	(122,780)	(138,895)	(16,115)
EUR	2,420	05/11/33	0.750%(A)	1 Day EONIA(1)(A)	(45,098)	(215,784)	(170,686)
EUR	1,240	05/11/36	0.950%(A)	1 Day EONIA(1)(A)	(23,480)	(151,311)	(127,831)
EUR	230	05/11/37	0.950%(A)	1 Day EONIA(1)(A)	(6,564)	(28,146)	(21,582)
EUR	2,165	05/11/39	1.100%(A)	1 Day EONIA(1)(A)	(246,784)	(339,277)	(92,493)
EUR	195	05/11/42	1.100%(A)	1 Day EONIA(1)(A)	(4,923)	(32,586)	(27,663)
GBP	977	10/22/28	0.680%(A)	1 Day SONIA(1)(A)	—	8,024	8,024
GBP	230	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	(9,088)	(15,703)	(6,615)
JPY	2,215,030	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(1,643)	(1,643)
	43,825	03/12/20	2.405%(A)	1 Day USOIS(2)(A)	—	169,201	169,201
	65,680	04/25/20	2.328%(A)	1 Day USOIS(2)(A)	(1,064)	277,281	278,345
	24,116	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	(8,487)	227,543	236,030
	74,985	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	119,177	119,177
	65,004	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(104,376)	(333,695)	(229,319)
	78,515	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	74,757	(274,614)	(349,371)
	88,215	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	248,337	(125,493)	(373,830)
	5,260	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(120,658)	(120,658)
	4,490	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	53	(119,082)	(119,135)
	6,920	02/15/24	2.115%(S)	3 Month LIBOR(1)(Q)	16,360	(150,633)	(166,993)
	16,137	02/15/24	2.151%(S)	3 Month LIBOR(1)(Q)	(17,628)	(376,531)	(358,903)
	19,590	02/15/24	2.183%(S)	3 Month LIBOR(1)(Q)	(27,672)	(484,925)	(457,253)
	17,085	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(123,713)	(123,713)
	3,650	05/15/24	1.808%(A)	1 Day USOIS(1)(A)	—	(46,426)	(46,426)
	11,070	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(283,738)	(283,738)
	88,455	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	297,704	(2,274,342)	(2,572,046)
	29,940	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	102,544	(777,880)	(880,424)
	34,400	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	120,853	(991,955)	(1,112,808)
	6,025	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	5,665	(302,875)	(308,540)
	2,040	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(146,718)	(146,718)
	41,999	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(29,049)	(2,769,819)	(2,740,770)
	2,620	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	—	(192,484)	(192,484)
	8,910	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	7,030	(731,715)	(738,745)
	26,843	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	939	(2,211,259)	(2,212,198)
	4,420	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(147,616)	(147,616)
	26,791	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(78,239)	(1,208,261)	(1,130,022)
	4,036	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	—	(177,410)	(177,410)
	6,705	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	138	(312,104)	(312,242)
	18,032	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(73,020)	(110,793)	(37,773)
	15,934	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	211,226	(237,809)	(449,035)
	6,555	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	7,830	(135,752)	(143,582)
	2,515	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(64,836)	(64,836)
	7,480	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(5,086)	(251,901)	(246,815)
	5,020	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(177,763)	(177,763)
	3,295	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(53,832)	(53,832)
	2,095	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(71,967)	(71,967)
	16,008	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(241,841)	(1,302,894)	(1,061,053)
	9,330	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(40,174)	(814,855)	(774,681)
	2,905	02/15/42	1.369%(A)	1 Day USOIS(1)(A)	203	268,178	267,975
	580	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(65,261)	(65,261)
	1,835	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	183	183,216	183,033
	1,100	04/09/48	2.545%(S)	3 Month LIBOR(1)(Q)	—	(111,528)	(111,528)
	1,020	05/08/48	2.627%(S)	3 Month LIBOR(1)(Q)	—	(122,089)	(122,089)

					$(165,758)	$(18,173,444)	$(18,007,686)

SEE NOTES TO FINANCIAL STATEMENTS.

A63

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
525	03/05/49	2.403%(Q)	1 Week MUNIPSA(1)(Q)	$(79,448)	$—	$(79,448)	JPMorgan Chase Bank, N.A.

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS.FN30.450.10(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	1,346	$(3,767)	$(4,111)	$344

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$1,155,328	$(1,816,970)	$6,434,299	$(6,657,583)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$146,000	$20,045,268

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$10,815,426	$—
Collateralized Loan Obligations	—	225,112,350	—
Consumer Loans	—	20,498,110	—
Credit Cards	—	2,769,116	—
Home Equity Loans	—	4,879,979	—
Other	—	259,430	—
Residential Mortgage-Backed Securities	—	20,979,103	—

SEE NOTES TO FINANCIAL STATEMENTS.

A64

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Student Loans	$—	$30,681,705	$—
Bank Loans	—	6,069,501	1,051,134
Commercial Mortgage-Backed Securities	—	174,908,693	—
Corporate Bonds	—	435,107,825	—
Municipal Bonds	—	23,713,643	—
Residential Mortgage-Backed Securities	—	49,342,901	11,680,644
Sovereign Bonds	—	94,993,216	—
U.S. Government Agency Obligations	—	21,468,417	—
U.S. Treasury Obligations	—	41,500,807	—
Preferred Stocks	2,226,450	—	—
Affiliated Mutual Funds	36,205,482	—	—
Options Purchased	—	432,750	—

Total	$38,431,932	$1,163,532,972	$12,731,778

Liabilities
Options Written	$—	$(13,345)	$—

Other Financial Instruments*
Assets
Futures Contracts	$762,723	$—	$—
OTC Packaged Credit Default Swap Agreements	—	5,600,145	—
OTC Credit Default Swap Agreements	—	1,205,032	—
Centrally Cleared Interest Rate Swap Agreements	—	1,447,539	—

Total	$762,723	$8,252,716	$—

Liabilities
Futures Contracts	$(5,746,466)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(1,019,873)	—
OTC Packaged Credit Default Swap Agreements	—	(6,271,970)	—
Centrally Cleared Credit Default Swap Agreement	—	(98,831)	—
OTC Credit Default Swap Agreements	—	(1,334,918)	—
Centrally Cleared Interest Rate Swap Agreements	—	(19,455,225)	—
OTC Interest Rate Swap Agreement	—	(79,448)	—
OTC Total Return Swap Agreement	—	(3,767)	—

Total	$(5,746,466)	$(28,264,032)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities-Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Balance as of 12/31/18	$7,996,987	$1,004,500	$5,400,000	$8,505	$(130,337)
Realized gain (loss)	17,100	(16,488)	—	7,652	15,592
Change in unrealized appreciation (depreciation)	(61,419)	1,870	—	—	—
Purchases/Exchanges/Issuances	—	—	11,690,000	—	—
Sales/Paydowns	(7,953,906)	(616,783)	(9,356)	(16,157)	114,745
Accrued discount/premium	1,238	896	—	—	—
Transfers into Level 3	—	677,139	—	—	—
Transfers out of Level 3	—	—	(5,400,000)	—	—

Balance as of 12/31/19	$—	$1,051,134	$11,680,644	$—	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A65

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Asset-Backed Securities-Residential Mortgage-Backed Securities	Bank Loans	Residential Mortgage-Backed Securities	Credit Default Swap Agreements	Forward Rate Agreements
Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$1,870	$—	$—	$—

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of December 31, 2019	Valuation Methodology	Unobservable Inputs
Bank Loans	$1,051,134	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	9,290,644	Market Approach	Single Broker Indicative Quote
Residential Mortgage-Backed Securities	2,390,000	Pricing at Cost	Unadjusted Purchase Price

	$12,731,778

It is the Portfolios’ policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$677,139	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Residential Mortgage-Backed Securities	$5,400,000	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Collateralized Loan Obligations	18.9%
Commercial Mortgage-Backed Securities	14.7
Banks	10.0
Sovereign Bonds	8.0
Residential Mortgage-Backed Securities	6.9
U.S. Treasury Obligations	3.5
Affiliated Mutual Funds (2.8% represents investments purchased with collateral from securities on loan)	3.1
Pharmaceuticals	2.8
Oil & Gas	2.7
Student Loans	2.6
Electric	2.2
Media	2.1
Municipal Bonds	2.0
U.S. Government Agency Obligations	1.8
Consumer Loans	1.7
Chemicals	1.6
Telecommunications	1.4
Pipelines	1.1
Auto Manufacturers	1.0
Insurance	1.0
Healthcare-Services	1.0
Diversified Financial Services	0.9
Automobiles	0.9
Foods	0.9
Retail	0.8

Commercial Services	0.7%
Aerospace & Defense	0.7
Semiconductors	0.5
Auto Parts & Equipment	0.5
Airlines	0.5
Beverages	0.4
Entertainment	0.4
Home Equity Loans	0.4
Home Builders	0.4
Machinery-Diversified	0.4
Software	0.4
Building Materials	0.3
Healthcare-Products	0.3
Multi-National	0.3
Gas	0.3
Agriculture	0.2
Credit Cards	0.2
Engineering & Construction	0.2
Mining	0.2
Lodging	0.2
Computers	0.2
Savings & Loans	0.1
Forest Products & Paper	0.1
Internet	0.1
Real Estate	0.1
Electronics	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A66

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Capital Markets	0.1%
Housewares	0.1
Oil & Gas Services	0.1
Options Purchased	0.0	*
Textiles	0.0	*
Other	0.0	*
Transportation	0.0	*

	102.1
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.1)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker — variation margin swaps	$98,831	*
Credit contracts	Premiums paid for OTC swap agreements	1,155,328		Premiums received for OTC swap agreements	1,812,859
Credit contracts	—	—		Options written outstanding, at value	13,345
Credit contracts	Unrealized appreciation on OTC swap agreements	6,433,955		Unrealized depreciation on OTC swap agreements	6,578,135
Foreign exchange contracts	—	—		Unrealized depreciation on OTC forward foreign currency exchange contracts	1,019,873
Interest rate contracts	Due from/to broker — variation margin futures	762,723	*	Due from/to broker — variation margin futures	5,746,466	*
Interest rate contracts	Due from/to broker — variation margin swaps	1,447,539	*	Due from/to broker — variation margin swaps	19,455,225	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	4,111
Interest rate contracts	Unaffiliated investments	432,750		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	344		Unrealized depreciation on OTC swap agreements	79,448

		$10,232,639			$34,808,293

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A67

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$(48,560)	$579,823	$—	$—	$—	$369,163
Foreign exchange contracts	—	—	—	2,996,701	—	—
Interest rate contracts	(321,383)	199,488	64,197,766	—	(98,770)	2,916,094

Total	$(369,943)	$779,311	$64,197,766	$2,996,701	$(98,770)	$3,285,257

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$19,301	$194,739	$—	$—	$—	$(299,410)
Foreign exchange contracts	—	—	—	(505,597)	—	—
Interest rate contracts	(28,341)	—	(24,209,624)	—	130,337	(22,896,241)

Total	$(9,040)	$194,739	$(24,209,624)	$(505,597)	$130,337	$(23,195,651)

(2)

Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$112,097	$127,397,792	$913,361,499	$413,887,554	$27,032,960

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$91,626,118	$65,143	$101,338,400	$883,948,111	$78,470,506

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$91,524,514	$2,364,600	$1,704,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

(4)	Value at Trade Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A68

DIVERSIFIED BOND PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$32,550,435	$(32,550,435)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$640,258	$(289,333)	$350,925	$(350,925)	$—
Barclays Bank PLC	360,070	(571,023)	(210,953)	—	(210,953)
BNP Paribas S.A.	5,842	(12,895)	(7,053)	—	(7,053)
Citibank, N.A.	633,204	(1,471,308)	(838,104)	593,540	(244,564)
Credit Suisse International	2,409	(4,660)	(2,251)	—	(2,251)
Deutsche Bank AG	85,757	(137,050)	(51,293)	—	(51,293)
Goldman Sachs International	—	(1,777)	(1,777)	1,777	—
HSBC Bank USA, N.A.	—	(9,780)	(9,780)	—	(9,780)
JPMorgan Chase Bank, N.A.	37,238	(79,448)	(42,210)	42,210	—
Morgan Stanley & Co. International PLC	6,257,599	(6,930,497)	(672,898)	672,898	—

	$8,022,377	$(9,507,771)	$(1,485,394)	$959,500	$(525,894)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

DIVERSIFIED BOND PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $32,550,435:
Unaffiliated investments (cost $1,138,773,503)	$1,178,491,200
Affiliated investments (cost $36,201,205)	36,205,482
Foreign currency, at value (cost $8,979,159)	9,092,021
Cash	771,774
Cash segregated for counterparty—OTC	715,000
Dividends and interest receivable	9,905,978
Receivable for investments sold	6,723,264
Unrealized appreciation on OTC swap agreements	6,434,299
Premiums paid for OTC swap agreements	1,155,328
Due from broker-variation margin swaps	618,663
Deposit with broker for centrally cleared/exchange-traded derivatives	146,000
Receivable for Portfolio shares sold	29,743
Tax reclaim receivable	26,366
Prepaid expenses and other assets	228,515

Total Assets	1,250,543,633

LIABILITIES
Payable to broker for collateral for securities on loan	33,261,386
Payable for investments purchased	15,872,637
Unrealized depreciation on OTC swap agreements	6,657,583
Premiums received for OTC swap agreements	1,816,970
Due to broker-variation margin futures	1,071,246
Unrealized depreciation on OTC forward foreign currency exchange contracts	1,019,873
Management fee payable	405,069
Accrued expenses and other liabilities	205,736
Payable for Portfolio shares repurchased	114,080
Options written outstanding, at value (proceeds received $46,457)	13,345
Affiliated transfer agent fee payable	980

Total Liabilities	60,438,905

NET ASSETS	$1,190,104,728

Net assets were comprised of:
Partners’ Equity	$1,190,104,728

Net asset value and redemption price per share, $1,190,104,728 / 81,790,890 outstanding shares of beneficial interest	$14.55

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income (net of $2,092 foreign withholding tax)	$44,856,435
Affiliated dividend income	1,264,379
Unaffiliated dividend income (net of $1,040 foreign withholding tax)	148,300
Income from securities lending, net (including affiliated income of $38,088)	38,392

Total income	46,307,506

EXPENSES
Management fee	4,662,390
Custodian and accounting fees	186,047
Shareholders’ reports	157,086
Audit fee	57,409
Trustees’ fees	23,390
Legal fees and expenses	15,948
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	31,737

Total expenses	5,144,689

NET INVESTMENT INCOME (LOSS)	41,162,817

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(467,129))	6,623,428
Futures transactions	64,197,766
Forward rate agreement transactions	(98,770)
Forward and cross currency contract transactions	2,996,701
Options written transactions	779,311
Swap agreements transactions	3,285,257
Foreign currency transactions	(70,773)

77,712,920

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $549,625)	48,499,883
Futures	(24,209,624)
Forward rate agreements	130,337
Forward and cross currency contracts	(505,597)
Options written	194,739
Swap agreements	(23,195,651)
Foreign currencies	88,515

1,002,602

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	78,715,522

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,878,339

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$41,162,817	$38,991,560
Net realized gain (loss) on investment and foreign currency transactions	77,712,920	(15,612,916)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,002,602	(26,218,514)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	119,878,339	(2,839,870)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [3,069,133 and 6,799,295 shares, respectively]	43,101,026	88,168,310
Portfolio shares repurchased [6,864,355 and 8,370,109 shares, respectively]	(95,800,032)	(108,237,839)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(52,699,006)	(20,069,529)

CAPITAL CONTRIBUTIONS	—	736,677

TOTAL INCREASE (DECREASE)	67,179,333	(22,172,722)
NET ASSETS:
Beginning of year	1,122,925,395	1,145,098,117

End of year	$1,190,104,728	$1,122,925,395

SEE NOTES TO FINANCIAL STATEMENTS.

A70

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.6%
COMMON STOCKS	Shares	Value
Aerospace & Defense — 4.6%
Airbus SE (France)	552,978	$81,062,563
Boeing Co. (The)	106,842	34,804,850
Safran SA (France)	350,207	54,140,580
United Technologies Corp.	323,510	48,448,857

		218,456,850

Banks — 8.5%
Bank of America Corp.	2,752,790	96,953,264
Citigroup, Inc.	789,967	63,110,464
JPMorgan Chase & Co.	857,702	119,563,659
PNC Financial Services Group, Inc. (The)	401,566	64,101,980
Truist Financial Corp.	985,378	55,496,489

		399,225,856

Beverages — 0.7%
PepsiCo, Inc.	246,730	33,720,589

Building Products — 0.9%
Johnson Controls International PLC	992,892	40,420,633

Capital Markets — 0.9%
Goldman Sachs Group, Inc. (The)	181,127	41,646,531

Chemicals — 2.1%
FMC Corp.	402,333	40,160,880
Linde PLC (United Kingdom)	279,016	59,402,507

		99,563,387

Consumer Finance — 1.4%
Capital One Financial Corp.	421,085	43,333,857
SLM Corp.	2,482,612	22,120,073

		65,453,930

Diversified Telecommunication Services — 1.2%
Verizon Communications, Inc.	914,796	56,168,474

Electric Utilities — 2.0%
American Electric Power Co., Inc.	979,863	92,606,852

Electrical Equipment — 0.7%
Emerson Electric Co.	467,730	35,669,090

Energy Equipment & Services — 0.6%
Schlumberger Ltd.	687,320	27,630,264

Entertainment — 4.3%
Netflix, Inc.*	210,583	68,138,341
Walt Disney Co. (The)	926,649	134,021,245

		202,159,586

Equity Real Estate Investment Trusts (REITs) — 1.3%
American Tower Corp.	132,041	30,345,663
Boston Properties, Inc.	226,612	31,240,730

		61,586,393

Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	159,191	46,789,419
Walmart, Inc.	628,681	74,712,450

		121,501,869

COMMON STOCKS (continued)	Shares	Value
Food Products — 1.8%
Conagra Brands, Inc.(a)	971,093	$33,250,224
Mondelez International, Inc. (Class A Stock)	931,374	51,300,080

		84,550,304

Health Care Equipment & Supplies — 3.6%
DexCom, Inc.*	137,676	30,115,248
Edwards Lifesciences Corp.*	148,142	34,560,047
Intuitive Surgical, Inc.*	71,597	42,324,567
Zimmer Biomet Holdings, Inc.	423,759	63,428,247

		170,428,109

Health Care Providers & Services — 1.0%
Laboratory Corp. of America Holdings*	281,453	47,613,404

Hotels, Restaurants & Leisure — 1.3%
Marriott International, Inc. (Class A Stock)	179,972	27,253,160
McDonald’s Corp.	169,174	33,430,474

		60,683,634

Insurance — 2.3%
Chubb Ltd.	362,217	56,382,698
MetLife, Inc.	995,673	50,749,453

		107,132,151

Interactive Media & Services — 6.0%
Alphabet, Inc. (Class A Stock)*	89,684	120,121,853
Alphabet, Inc. (Class C Stock)*	60,486	80,870,992
Facebook, Inc. (Class A Stock)*	394,265	80,922,891

		281,915,736

Internet & Direct Marketing Retail — 4.9%
Alibaba Group Holding Ltd. (China), ADR*	427,760	90,727,896
Amazon.com, Inc.*	75,610	139,715,182

		230,443,078

IT Services — 8.0%
Adyen NV (Netherlands), 144A*	74,401	61,044,690
FleetCor Technologies, Inc.*	113,636	32,695,350
Mastercard, Inc. (Class A Stock)	345,692	103,220,174
PayPal Holdings, Inc.*	217,037	23,476,892
Shopify, Inc. (Canada) (Class A Stock)*(a)	122,598	48,742,513
Square, Inc. (Class A Stock)*	175,452	10,976,277
Twilio, Inc. (Class A Stock)*(a)	184,597	18,142,193
Visa, Inc. (Class A Stock)(a)	417,793	78,503,305

		376,801,394

Life Sciences Tools & Services — 0.8%
Illumina, Inc.*(a)	112,708	37,389,752

Media — 1.2%
Comcast Corp. (Class A Stock)	1,250,817	56,249,241

Multiline Retail — 0.4%
Dollar Tree, Inc.*	200,946	18,898,971

Multi-Utilities — 0.6%
Dominion Energy, Inc.	353,845	29,305,443

SEE NOTES TO FINANCIAL STATEMENTS.

A71

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels — 2.6%
Chevron Corp.	597,252	$71,974,839
Noble Energy, Inc.(a)	999,908	24,837,715
Royal Dutch Shell PLC (Netherlands) (Class A Stock), ADR	475,678	28,055,488

		124,868,042

Pharmaceuticals — 5.0%
AstraZeneca PLC (United Kingdom), ADR	2,638,821	131,571,615
Eli Lilly & Co.	504,076	66,250,709
Pfizer, Inc.	949,271	37,192,438

		235,014,762

Road & Rail — 1.0%
Union Pacific Corp.	273,705	49,483,127

Semiconductors & Semiconductor Equipment — 5.5%
Broadcom, Inc.	228,084	72,079,106
NVIDIA Corp.	337,776	79,478,693
QUALCOMM, Inc.	794,249	70,076,589
Texas Instruments, Inc.	286,374	36,738,920

		258,373,308

Software — 9.2%
Adobe, Inc.*	235,837	77,781,401
Coupa Software, Inc.*(a)	224,310	32,805,338
Microsoft Corp.	1,027,852	162,092,260
salesforce.com, Inc.*	586,030	95,311,919
SAP SE (Germany), ADR(a)	295,105	39,541,119
Workday, Inc. (Class A Stock)*	158,228	26,020,595

		433,552,632

Specialty Retail — 1.1%
Advance Auto Parts, Inc.	96,741	15,494,039
Lowe’s Cos., Inc.	311,744	37,334,461

		52,828,500

Technology Hardware, Storage & Peripherals — 4.3%
Apple, Inc.	693,392	203,614,561

Textiles, Apparel & Luxury Goods — 5.6%
adidas AG (Germany)	134,374	43,889,076

COMMON STOCKS (continued)	Shares	Value
Textiles, Apparel & Luxury Goods (continued)
Kering SA (France)	91,208	$59,924,103
Lululemon Athletica, Inc.*	308,712	71,519,309
NIKE, Inc. (Class B Stock)	863,305	87,461,430

		262,793,918

Trading Companies & Distributors — 0.6%
United Rentals, Inc.*	175,964	29,345,516

TOTAL LONG-TERM INVESTMENTS (cost $2,881,151,270)		4,647,095,887

SHORT-TERM INVESTMENTS — 5.8%
AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	54,364,910	54,364,910
PGIM Institutional Money Market Fund (cost $220,840,399; includes $220,523,024 of cash collateral for securities on loan)(b)(w)	220,857,106	220,901,277

TOTAL SHORT-TERM INVESTMENTS (cost $275,205,309)		275,266,187

TOTAL INVESTMENTS — 104.4% (cost $3,156,356,579)		4,922,362,074
Liabilities in excess of other assets — (4.4)%		(209,643,671)

NET ASSETS — 100.0%		$4,712,718,403

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $216,892,986; cash collateral of $220,523,024 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$83,253,707	$135,203,143	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A72

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Banks	$399,225,856	$—	$—
Beverages	33,720,589	—	—
Building Products	40,420,633	—	—
Capital Markets	41,646,531	—	—
Chemicals	99,563,387	—	—
Consumer Finance	65,453,930	—	—
Diversified Telecommunication Services	56,168,474	—	—
Electric Utilities	92,606,852	—	—
Electrical Equipment	35,669,090	—	—
Energy Equipment & Services	27,630,264	—	—
Entertainment	202,159,586	—	—
Equity Real Estate Investment Trusts (REITs)	61,586,393	—	—
Food & Staples Retailing	121,501,869	—	—
Food Products	84,550,304	—	—
Health Care Equipment & Supplies	170,428,109	—	—
Health Care Providers & Services	47,613,404	—	—
Hotels, Restaurants & Leisure	60,683,634	—	—
Insurance	107,132,151	—	—
Interactive Media & Services	281,915,736	—	—
Internet & Direct Marketing Retail	230,443,078	—	—
IT Services	315,756,704	61,044,690	—
Life Sciences Tools & Services	37,389,752	—	—
Media	56,249,241	—	—
Multiline Retail	18,898,971	—	—
Multi-Utilities	29,305,443	—	—
Oil, Gas & Consumable Fuels	124,868,042	—	—
Pharmaceuticals	235,014,762	—	—
Road & Rail	49,483,127	—	—
Semiconductors & Semiconductor Equipment	258,373,308	—	—
Software	433,552,632	—	—
Specialty Retail	52,828,500	—	—
Technology Hardware, Storage & Peripherals	203,614,561	—	—
Textiles, Apparel & Luxury Goods	158,980,739	103,813,179	—
Trading Companies & Distributors	29,345,516	—	—
Affiliated Mutual Funds	275,266,187	—	—

Total	$4,622,301,062	$300,061,012	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	9.2%
Banks	8.5
IT Services	8.0
Interactive Media & Services	6.0
Affiliated Mutual Funds (4.7% represents investments purchased with collateral from securities on loan)	5.8
Textiles, Apparel & Luxury Goods	5.6
Semiconductors & Semiconductor Equipment	5.5
Pharmaceuticals	5.0
Internet & Direct Marketing Retail	4.9
Aerospace & Defense	4.6
Technology Hardware, Storage & Peripherals	4.3
Entertainment	4.3
Health Care Equipment & Supplies	3.6
Oil, Gas & Consumable Fuels	2.6

Food & Staples Retailing	2.6%
Insurance	2.3
Chemicals	2.1
Electric Utilities	2.0
Food Products	1.8
Consumer Finance	1.4
Equity Real Estate Investment Trusts (REITs)	1.3
Hotels, Restaurants & Leisure	1.3
Media	1.2
Diversified Telecommunication Services	1.2
Specialty Retail	1.1
Road & Rail	1.0
Health Care Providers & Services	1.0
Capital Markets	0.9
Building Products	0.9

SEE NOTES TO FINANCIAL STATEMENTS.

A73

EQUITY PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Life Sciences Tools & Services	0.8%
Electrical Equipment	0.7
Beverages	0.7
Trading Companies & Distributors	0.6
Multi-Utilities	0.6
Energy Equipment & Services	0.6

Multiline Retail	0.4%

104.4
Liabilities in excess of other assets	(4.4)

100.0%

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$216,892,986	$(216,892,986)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A74

EQUITY PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $216,892,986:
Unaffiliated investments (cost $2,881,151,270)	$4,647,095,887
Affiliated investments (cost $275,205,309)	275,266,187
Cash	44
Receivable for investments sold	10,051,473
Dividends receivable	3,390,873
Tax reclaim receivable	1,139,912
Prepaid expenses and other assets	33,498

Total Assets	4,936,977,874

LIABILITIES
Payable to broker for collateral for securities on loan	220,523,024
Management fee payable	1,775,802
Payable for Portfolio shares repurchased	731,424
Payable to affiliate	677,642
Accrued expenses and other liabilities	549,924
Affiliated transfer agent fee payable	980
Distribution fee payable	365
Administration fee payable	310

Total Liabilities	224,259,471

NET ASSETS	$4,712,718,403

Net assets were comprised of:
Partners’ Equity	$4,712,718,403

Class I:
Net asset value and redemption price per share, $4,710,969,988 / 74,563,997 outstanding shares of beneficial interest	$63.18

Class II:
Net asset value and redemption price per share, $1,748,415 / 28,158 outstanding shares of beneficial interest	$62.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $805,187 foreign withholding tax, of which $13,151 is reimbursable by an affiliate)	$68,598,877
Affiliated dividend income	2,362,922
Income from securities lending, net (including affiliated income of $660,547)	970,515

Total income	71,932,314

EXPENSES
Management fee	19,837,842
Distribution fee—Class II	4,064
Administration fee—Class II	2,438
Shareholders’ reports	341,004
Custodian and accounting fees	313,752
Trustees’ fees	58,950
Audit fee	32,033
Legal fees and expenses	26,541
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	82,549

Total expenses	20,709,855

NET INVESTMENT INCOME (LOSS)	51,222,459

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(2,168))	305,530,346
Foreign currency transactions	(141,659)

305,388,687

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $58,738)	742,648,725
Foreign currencies	61,812

742,710,537

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	1,048,099,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,099,321,683

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$51,222,459	$43,908,728
Net realized gain (loss) on investment and foreign currency transactions	305,388,687	267,278,639
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	742,710,537	(497,934,768)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,099,321,683	(186,747,401)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold	5,848,700	16,251,411
Portfolio shares repurchased	(313,517,496)	(329,183,650)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(307,668,796)	(312,932,239)

CAPITAL CONTRIBUTIONS	3	3,505,159

TOTAL INCREASE (DECREASE)	791,652,890	(496,174,481)
NET ASSETS:
Beginning of year	3,921,065,513	4,417,239,994

End of year	$4,712,718,403	$3,921,065,513

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 98.9%
COMMON STOCKS — 63.6%	Shares	Value
Aerospace & Defense — 2.0%
Arconic, Inc.	647,900	$19,935,883
BAE Systems PLC (United Kingdom)	18,476	138,272
Dassault Aviation SA (France)	14	18,414
General Dynamics Corp.	95,600	16,859,060
Huntington Ingalls Industries, Inc.	6,100	1,530,368
Lockheed Martin Corp.	49,200	19,157,496
Meggitt PLC (United Kingdom)	2,070	18,036
Northrop Grumman Corp.	39,600	13,621,212
Safran SA (France)	3,524	544,796
United Technologies Corp.	95,700	14,332,032

		86,155,569

Air Freight & Logistics — 0.1%
Deutsche Post AG (Germany)	5,637	215,886
Hub Group, Inc. (Class A Stock)*	20,900	1,071,961
SG Holdings Co. Ltd. (Japan)	800	17,994
United Parcel Service, Inc. (Class B Stock)	40,200	4,705,812

		6,011,653

Airlines — 0.0%
Qantas Airways Ltd. (Australia)	4,355	21,818
United Airlines Holdings, Inc.*	14,700	1,294,923

		1,316,741

Automobiles — 0.7%
Bayerische Motoren Werke AG (Germany)	500	41,110
Ferrari NV (Italy)	703	116,489
Fiat Chrysler Automobiles NV (United Kingdom)	39,665	582,059
Ford Motor Co.	1,648,300	15,329,190
General Motors Co.	298,200	10,914,120
Peugeot SA (France)	24,097	579,708
Subaru Corp. (Japan)	3,500	86,537
Toyota Motor Corp. (Japan)	13,100	923,416
Volkswagen AG (Germany)	184	35,890

		28,608,519

Banks — 3.3%
Banco Bilbao Vizcaya Argentaria SA (Spain)	37,742	211,373
Bank of America Corp.	1,412,050	49,732,401
Bank of Kyoto Ltd. (The) (Japan)	300	12,839
Barclays PLC (United Kingdom)	220,986	527,500
BNP Paribas SA (France)	15,083	896,665
BOC Hong Kong Holdings Ltd. (China)	21,000	72,984
CaixaBank SA (Spain)	20,558	64,667
CIT Group, Inc.	84,700	3,864,861
Citigroup, Inc.	466,550	37,272,679
Commerzbank AG (Germany)	5,620	34,879
Commonwealth Bank of Australia (Australia)	692	38,778
Credit Agricole SA (France)	42,298	614,384
DBS Group Holdings Ltd. (Singapore)	10,200	196,447
DNB ASA (Norway)	34,726	649,139
Fifth Third Bancorp	64,600	1,985,804

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Fukuoka Financial Group, Inc. (Japan)	1,200	$22,914
HSBC Holdings PLC (United Kingdom)	35,375	277,852
Intesa Sanpaolo SpA (Italy)	85,164	224,228
Israel Discount Bank Ltd. (Israel) (Class A Stock)	6,456	30,004
Japan Post Bank Co. Ltd. (Japan)	2,400	23,057
JPMorgan Chase & Co.	144,394	20,128,524
KBC Group NV (Belgium)	1,401	105,540
KeyCorp	57,800	1,169,872
Mediobanca Banca di Credito Finanziario SpA (Italy)	3,658	40,326
Mitsubishi UFJ Financial Group, Inc. (Japan)	164,900	891,952
Oversea-Chinese Banking Corp. Ltd. (Singapore)	18,300	149,743
Popular, Inc. (Puerto Rico)	95,200	5,593,000
Raiffeisen Bank International AG (Austria)	856	21,535
Resona Holdings, Inc. (Japan)	24,800	108,123
Shinsei Bank Ltd. (Japan)	1,100	16,796
Simmons First National Corp. (Class A Stock)(a)	32,600	873,354
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	66,587	626,439
Societe Generale SA (France)	20,040	698,423
Sumitomo Mitsui Financial Group, Inc. (Japan)	21,100	777,346
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,900	75,109
Synovus Financial Corp.	89,800	3,520,160
United Overseas Bank Ltd. (Singapore)	30,000	590,947
Wells Fargo & Co.	157,400	8,468,120
Wintrust Financial Corp.	24,600	1,744,140

		142,352,904

Beverages — 1.3%
Asahi Group Holdings Ltd. (Japan)	12,600	575,963
Carlsberg A/S (Denmark) (Class B Stock)	620	92,494
Coca-Cola Amatil Ltd. (Australia)	2,568	19,935
Coca-Cola Co. (The)	414,300	22,931,505
Coca-Cola European Partners PLC (United Kingdom)	1,300	66,144
Diageo PLC (United Kingdom)	16,505	701,253
Heineken Holding NV (Netherlands)	329	31,928
Keurig Dr. Pepper, Inc.(a)	460,900	13,343,055
Kirin Holdings Co. Ltd. (Japan)	4,700	102,578
Monster Beverage Corp.*	69,900	4,442,145
PepsiCo, Inc.	88,220	12,057,027
Pernod Ricard SA (France)	1,206	216,003
Treasury Wine Estates Ltd. (Australia)	4,059	46,301

		54,626,331

Biotechnology — 1.7%
AbbVie, Inc.	144,700	12,811,738
Alexion Pharmaceuticals, Inc.*	43,300	4,682,895
Amgen, Inc.	19,508	4,702,793
Biogen, Inc.*	74,700	22,165,731
CSL Ltd. (Australia)	2,600	503,460

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Biotechnology (continued)
Gilead Sciences, Inc.	300,950	$19,555,731
Vertex Pharmaceuticals, Inc.*	39,800	8,714,210

		73,136,558

Building Products — 0.5%
American Woodmark Corp.*	24,900	2,602,299
Assa Abloy AB (Sweden) (Class B Stock)	5,824	136,119
Daikin Industries Ltd. (Japan)	1,400	197,404
Geberit AG (Switzerland)	371	208,129
Johnson Controls International PLC	314,600	12,807,366
Kingspan Group PLC (Ireland)	870	53,185
Masco Corp.	37,600	1,804,424
Universal Forest Products, Inc.	96,800	4,617,360

		22,426,286

Capital Markets — 1.8%
3i Group PLC (United Kingdom)	41,324	602,407
Affiliated Managers Group, Inc.	138,500	11,736,490
Ameriprise Financial, Inc.	78,850	13,134,833
Amundi SA (France), 144A	324	25,468
ASX Ltd. (Australia)	10,081	554,945
Bank of New York Mellon Corp. (The)	70,300	3,538,199
Goldman Sachs Group, Inc. (The)	98,900	22,740,077
London Stock Exchange Group PLC (United Kingdom)	1,864	191,924
Macquarie Group Ltd. (Australia)	382	36,966
Magellan Financial Group Ltd. (Australia)	15,307	611,979
Morgan Stanley	436,050	22,290,876
Nomura Holdings, Inc. (Japan)	124,500	638,976
Singapore Exchange Ltd. (Singapore)	49,300	325,547

		76,428,687

Chemicals — 1.3%
Air Water, Inc. (Japan)	900	13,138
Arkema SA (France)	2,452	260,561
BASF SE (Germany)	5,283	400,711
CF Industries Holdings, Inc.	148,600	7,094,164
Corteva, Inc.	154,000	4,552,240
DuPont de Nemours, Inc.	259,900	16,685,580
Givaudan SA (Switzerland)	53	166,014
Huntsman Corp.	245,800	5,938,528
Israel Chemicals Ltd. (Israel)	111,328	524,230
Nippon Paint Holdings Co. Ltd. (Japan)	900	46,364
Nitto Denko Corp. (Japan)	900	50,596
Orica Ltd. (Australia)	28,508	439,366
Sherwin-Williams Co. (The)	30,900	18,031,386
Shin-Etsu Chemical Co. Ltd. (Japan)	400	44,031
Showa Denko KK (Japan)	800	21,072
Sika AG (Switzerland)	744	139,837
Trinseo SA	15,400	573,034
Westlake Chemical Corp.	16,400	1,150,460

		56,131,312

Commercial Services & Supplies — 0.2%
Dai Nippon Printing Co. Ltd. (Japan)	1,400	37,822
Deluxe Corp.(a)	77,200	3,853,824

COMMON STOCKS (continued)	Shares	Value
Commercial Services & Supplies (continued)
Secom Co. Ltd. (Japan)	1,600	$143,186
Sohgo Security Services Co. Ltd. (Japan)	400	21,692
Steelcase, Inc. (Class A Stock)	164,800	3,371,808
Toppan Printing Co. Ltd. (Japan)	16,000	330,545
UniFirst Corp.	12,800	2,585,344

		10,344,221

Communications Equipment — 0.6%
Cisco Systems, Inc.	553,000	26,521,880
Telefonaktiebolaget LM Ericsson (Sweden) (Class B Stock)	17,287	150,525

		26,672,405

Construction & Engineering — 0.3%
ACS Actividades de Construccion y Servicios SA (Spain)	9,566	383,439
Eiffage SA (France)	446	51,047
EMCOR Group, Inc.	106,200	9,165,060
Obayashi Corp. (Japan)	51,500	572,764
Shimizu Corp. (Japan)	55,700	567,122
Skanska AB (Sweden) (Class B Stock)	1,910	43,130
Taisei Corp. (Japan)	800	33,232

		10,815,794

Construction Materials — 0.6%
CRH PLC (Ireland)	4,617	185,073
HeidelbergCement AG (Germany)	7,844	575,465
LafargeHolcim Ltd. (Switzerland)*	2,782	154,464
Martin Marietta Materials, Inc.	46,600	13,031,224
Vulcan Materials Co.	71,300	10,266,487

		24,212,713

Consumer Finance — 0.6%
Capital One Financial Corp.	204,800	21,075,968
Credit Saison Co. Ltd. (Japan)	900	15,612
Navient Corp.	185,150	2,532,852
OneMain Holdings, Inc.	74,100	3,123,315

		26,747,747

Containers & Packaging — 0.1%
Greif, Inc. (Class A Stock)	23,350	1,032,070
Sealed Air Corp.	41,700	1,660,911

		2,692,981

Distributors — 0.2%
LKQ Corp.*	285,100	10,178,070

Diversified Consumer Services — 0.1%
frontdoor, Inc.*	43,600	2,067,512

Diversified Financial Services — 0.6%
Berkshire Hathaway, Inc. (Class B Stock)*	74,950	16,976,175
Jefferies Financial Group, Inc.	377,400	8,065,038
Kinnevik AB (Sweden) (Class B Stock)	1,458	35,676
M&G PLC (United Kingdom)*	40,068	126,391

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Diversified Financial Services (continued)
Mitsubishi UFJ Lease & Finance Co. Ltd. (Japan)	2,400	$15,445

		25,218,725

Diversified Telecommunication Services — 1.8%
AT&T, Inc.	935,900	36,574,972
Deutsche Telekom AG (Germany)	42,849	699,974
Elisa OYJ (Finland)	780	43,036
Nippon Telegraph & Telephone Corp. (Japan)	27,000	685,472
Telecom Italia SpA (Italy)*	900,556	563,137
Telecom Italia SpA (Italy), RSP	18,981	11,651
Telefonica Deutschland Holding AG (Germany)	25,562	74,346
Telenor ASA (Norway)	4,175	74,790
Verizon Communications, Inc.	621,588	38,165,503

		76,892,881

Electric Utilities — 0.8%
Chubu Electric Power Co., Inc. (Japan)	37,900	535,712
Enel SpA (Italy)	108,204	859,344
Exelon Corp.	409,600	18,673,664
FirstEnergy Corp.	157,900	7,673,940
Iberdrola SA (Spain)	85,357	881,401
Kansai Electric Power Co., Inc. (The) (Japan)	12,500	145,014
Red Electrica Corp. SA (Spain)	1,128	22,715
Southern Co. (The)	120,600	7,682,220
SSE PLC (United Kingdom)	6,120	116,804

		36,590,814

Electrical Equipment — 0.2%
Atkore International Group, Inc.*	105,350	4,262,461
Hubbell, Inc.	10,900	1,611,238
Legrand SA (France)	7,566	617,250
Schneider Electric SE (France)	1,403	144,161

		6,635,110

Electronic Equipment, Instruments & Components — 0.2%
Anixter International, Inc.*	1,100	101,310
CDW Corp.	29,100	4,156,644
Halma PLC (United Kingdom)	2,055	57,927
Hitachi High-Technologies Corp. (Japan)	3,800	268,229
Ingenico Group SA (France)	5,081	551,858
Itron, Inc.*	16,500	1,385,175
TDK Corp. (Japan)	800	90,136

		6,611,279

Energy Equipment & Services — 0.1%
National Oilwell Varco, Inc.	196,500	4,922,325

Entertainment — 0.4%
Electronic Arts, Inc.*	131,600	14,148,316
Nintendo Co. Ltd. (Japan)	700	282,160
Square Enix Holdings Co. Ltd. (Japan)	600	29,867
Take-Two Interactive Software, Inc.*	26,400	3,232,152
Toho Co. Ltd. (Japan)	700	29,135
Vivendi SA (France)	11,139	322,490

COMMON STOCKS (continued)	Shares	Value
Entertainment (continued)
Walt Disney Co. (The)	5,800	$838,854

		18,882,974

Equity Real Estate Investment Trusts (REITs) — 1.4%
American Tower Corp.	75,100	17,259,482
Apartment Investment & Management Co. (Class A Stock)	45,500	2,350,075
Apple Hospitality REIT, Inc.	238,550	3,876,438
CapitaLand Commercial Trust (Singapore)	15,200	22,517
CoreCivic, Inc.	140,250	2,437,545
Crown Castle International Corp.	109,400	15,551,210
DiamondRock Hospitality Co.	107,250	1,188,330
EPR Properties	29,800	2,105,072
Franklin Street Properties Corp.	83,550	715,188
Gaming & Leisure Properties, Inc.	54,200	2,333,310
GEO Group, Inc. (The)	233,450	3,877,604
Goodman Group (Australia)	9,201	86,573
Japan Real Estate Investment Corp. (Japan)	853,079
Japan Retail Fund Investment Corp. (Japan)	14	30,058
Klepierre SA (France)	4,888	185,697
Land Securities Group PLC (United Kingdom)	3,328	43,741
Mapletree Commercial Trust (Singapore)	218,700	388,805
Nippon Building Fund, Inc. (Japan)	858,577
Orix JREIT, Inc. (Japan)	15	32,554
RLJ Lodging Trust	84,200	1,492,024
Ryman Hospitality Properties, Inc.	52,400	4,540,984
Stockland (Australia)	13,491	43,730
UDR, Inc.	19,900	929,330

		59,601,923

Food & Staples Retailing — 0.9%
Coles Group Ltd. (Australia)	6,348	66,141
Colruyt SA (Belgium)	325	16,955
Costco Wholesale Corp.	71,900	21,132,848
J Sainsbury PLC (United Kingdom)	132,579	404,064
Koninklijke Ahold Delhaize NV (Netherlands)	24,159	603,881
Sysco Corp.	16,800	1,437,072
Tesco PLC (United Kingdom)	55,460	187,669
Walgreens Boots Alliance, Inc.	256,900	15,146,824
Woolworths Group Ltd. (Australia)	20,130	511,179

		39,506,633

Food Products — 1.2%
Archer-Daniels-Midland Co.	320,250	14,843,587
Associated British Foods PLC (United Kingdom)	1,976	68,269
Bunge Ltd.	160,500	9,236,775
Nestle SA (Switzerland)	16,020	1,734,220
Orkla ASA (Norway)	4,251	43,086
Pilgrim’s Pride Corp.*	247,300	8,090,420
Tate & Lyle PLC (United Kingdom)	14,472	145,976
Tyson Foods, Inc. (Class A Stock)	210,500	19,163,920

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Food Products (continued)
WH Group Ltd. (Hong Kong), 144A	544,000	$563,414
Wilmar International Ltd. (Singapore)	10,900	33,416

		53,923,083

Gas Utilities — 0.3%
Enagas SA (Spain)	1,273	32,477
Naturgy Energy Group SA (Spain)	1,728	43,565
Snam SpA (Italy)	11,949	62,873
Tokyo Gas Co. Ltd. (Japan)	2,200	53,425
UGI Corp.	302,500	13,660,900

		13,853,240

Health Care Equipment & Supplies — 2.6%
Baxter International, Inc.	141,050	11,794,601
Becton, Dickinson & Co.	78,500	21,349,645
Cooper Cos., Inc. (The)	8,200	2,634,578
DENTSPLY SIRONA, Inc.	249,600	14,124,864
Edwards Lifesciences Corp.*	75,800	17,683,382
Fisher & Paykel Healthcare Corp. Ltd. (New Zealand)	3,248	48,467
Hologic, Inc.*	291,500	15,219,215
Hoya Corp. (Japan)	2,200	210,390
Integer Holdings Corp.*	40,100	3,225,243
Medtronic PLC.	213,300	24,198,885
Olympus Corp. (Japan)	5,800	90,657
Siemens Healthineers AG (Germany), 144A.	4,421	212,649
Smith & Nephew PLC (United Kingdom)	2,541	61,886
Stryker Corp.	10,800	2,267,352

		113,121,814

Health Care Providers & Services — 1.5%
Alfresa Holdings Corp. (Japan)	4,800	97,397
AmerisourceBergen Corp.	30,700	2,610,114
Anthem, Inc.	11,200	3,382,736
Cigna Corp.	81,400	16,645,486
CVS Health Corp.	340,250	25,277,172
Fresenius Medical Care AG & Co. KGaA (Germany)	1,224	90,884
HCA Healthcare, Inc.	96,050	14,197,151
Medipal Holdings Corp. (Japan)	23,400	515,760
Sonic Healthcare Ltd. (Australia)	2,573	51,924
Suzuken Co. Ltd. (Japan)	10,600	431,722
Universal Health Services, Inc. (Class B Stock)	13,600	1,951,056

		65,251,402

Hotels, Restaurants & Leisure — 0.9%
Aristocrat Leisure Ltd. (Australia)	4,830	114,434
Compass Group PLC (United Kingdom)	9,164	229,936
Flutter Entertainment PLC (Ireland)	441	53,700
Galaxy Entertainment Group Ltd. (Macau)	12,000	88,498
McDonald’s Corp.	59,100	11,678,751
Melco Resorts & Entertainment Ltd. (Hong Kong), ADR	500	12,085

COMMON STOCKS (continued)	Shares	Value
Hotels, Restaurants & Leisure (continued)
Oriental Land Co. Ltd. (Japan)	1,100	$150,105
Sodexo SA (France)	490	58,055
Starbucks Corp.	284,700	25,030,824
Tabcorp Holdings Ltd. (Australia)	11,544	36,681
TUI AG (Germany)	2,514	31,838

		37,484,907

Household Durables — 0.5%
Barratt Developments PLC (United Kingdom)	5,762	57,240
Berkeley Group Holdings PLC (United Kingdom)	8,646	556,355
Casio Computer Co. Ltd. (Japan)	1,100	22,027
Lennar Corp. (Class A Stock)	67,100	3,743,509
M/I Homes, Inc.*	89,400	3,517,890
Meritage Homes Corp.*	35,400	2,163,294
Sekisui House Ltd. (Japan)	3,600	77,061
Sony Corp. (Japan)	14,700	999,171
Taylor Wimpey PLC (United Kingdom)	17,712	45,636
Whirlpool Corp.(a)	57,100	8,423,963

		19,606,146

Household Products — 1.0%
Essity AB (Sweden) (Class B Stock)	11,388	366,093
Henkel AG & Co. KGaA (Germany)	601	56,826
Procter & Gamble Co. (The)	340,805	42,566,544
Spectrum Brands Holdings, Inc.	15,257	980,873

		43,970,336

Independent Power & Renewable Electricity Producers — 0.5%
NRG Energy, Inc.	347,850	13,827,038
Vistra Energy Corp.	314,400	7,228,056

		21,055,094

Industrial Conglomerates — 0.7%
CK Hutchison Holdings Ltd. (United Kingdom)	15,500	147,920
General Electric Co.	2,365,900	26,403,444
Honeywell International, Inc.	6,800	1,203,600
Siemens AG (Germany)	4,399	576,442

		28,331,406

Insurance — 1.7%
Aegon NV (Netherlands)	35,457	162,048
Ageas (Belgium)	1,011	59,810
AIA Group Ltd. (Hong Kong)	18,000	189,188
Allianz SE (Germany)	2,379	583,061
Allstate Corp. (The)	153,400	17,249,830
American International Group, Inc.	337,900	17,344,407
Assicurazioni Generali SpA (Italy)	6,140	126,758
Aviva PLC (United Kingdom)	22,361	124,737
CNP Assurances (France)	980	19,505
Dai-ichi Life Holdings, Inc. (Japan)	6,200	102,400
Hannover Rueck SE (Germany)	348	67,340
Japan Post Holdings Co. Ltd. (Japan)	9,100	85,502
Japan Post Insurance Co. Ltd. (Japan)	1,300	22,052
Legal & General Group PLC (United Kingdom)	176,381	713,467

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Insurance (continued)
MetLife, Inc.	402,300	$20,505,231
MS&AD Insurance Group Holdings, Inc. (Japan)	2,700	89,102
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	1,321	389,685
NN Group NV (Netherlands)	14,363	545,291
Poste Italiane SpA (Italy), 144A	2,897	32,847
Progressive Corp. (The)	141,800	10,264,902
QBE Insurance Group Ltd. (Australia)	7,470	67,484
Swiss Life Holding AG (Switzerland)	197	98,937
Unum Group	58,400	1,702,944
Zurich Insurance Group AG (Switzerland)	2,128	872,926

		71,419,454

Interactive Media & Services — 3.4%
Alphabet, Inc. (Class A Stock)*	32,650	43,731,084
Alphabet, Inc. (Class C Stock)*	29,832	39,885,981
Facebook, Inc. (Class A Stock)*	307,350	63,083,587
Kakaku.com, Inc. (Japan)	800	20,340
TripAdvisor, Inc.	66,000	2,005,080

		148,726,072

Internet & Direct Marketing Retail — 2.1%
Amazon.com, Inc.*	26,600	49,152,544
Booking Holdings, Inc.*	10,850	22,282,970
eBay, Inc.	433,800	15,664,518
Qurate Retail, Inc., Series A*	404,600	3,410,778
Rakuten, Inc. (Japan)	4,900	41,795
Zalando SE (Germany), 144A*	331	16,786
ZOZO, Inc. (Japan)	1,100	21,027

		90,590,418

IT Services — 2.9%
Accenture PLC (Class A Stock)	128,650	27,089,831
Adyen NV (Netherlands), 144A*	57	46,768
Alliance Data Systems Corp.	10,200	1,144,440
Amadeus IT Group SA (Spain)	2,457	200,853
Atos SE (France)	558	46,633
Automatic Data Processing, Inc.	56,200	9,582,100
Capgemini SE (France)	415	50,706
Cognizant Technology Solutions Corp. (Class A Stock)	243,800	15,120,476
Fujitsu Ltd. (Japan)	2,900	272,720
International Business Machines Corp.	149,000	19,971,960
Itochu Techno-Solutions Corp. (Japan)	600	16,918
Leidos Holdings, Inc.	118,600	11,609,754
NEC Corp. (Japan)	700	28,943
Nomura Research Institute Ltd. (Japan)	25,200	539,500
NTT Data Corp. (Japan)	3,600	48,263
Obic Co. Ltd. (Japan)	1,700	229,127
Otsuka Corp. (Japan)	600	24,009
Perspecta, Inc.	28,900	764,116
Visa, Inc. (Class A Stock)(a)	211,200	39,684,480
Wirecard AG (Germany)(a)	1,381	167,885
		126,639,482

COMMON STOCKS (continued)	Shares	Value
Leisure Products — 0.0%
Bandai Namco Holdings, Inc. (Japan)	3,900	$236,785
Sega Sammy Holdings, Inc. (Japan)	900	13,020
Shimano, Inc. (Japan)	400	65,096

		314,901

Life Sciences Tools & Services — 0.5%
IQVIA Holdings, Inc.*	97,800	15,111,078
QIAGEN NV*	1,287	44,016
Sartorius Stedim Biotech (France)	159	26,381
Thermo Fisher Scientific, Inc.	15,400	5,002,998

		20,184,473

Machinery — 0.6%
Alfa Laval AB (Sweden)	1,770	44,576
Allison Transmission Holdings, Inc.	59,200	2,860,544
Alstom SA (France)	7,686	365,150
Amada Holdings Co. Ltd. (Japan)	36,200	411,505
Atlas Copco AB (Sweden) (Class A Stock)	17,663	704,320
Atlas Copco AB (Sweden) (Class B Stock)	2,266	78,660
Dover Corp.	34,800	4,011,048
Epiroc AB (Sweden) (Class B Stock)	2,251	26,653
Kone OYJ (Finland) (Class B Stock)	1,969	128,640
Kurita Water Industries Ltd. (Japan)	500	14,828
Metso OYJ (Finland)	13,340	526,325
Mitsubishi Heavy Industries Ltd. (Japan)	1,800	69,895
Oshkosh Corp.	120,200	11,376,930
Sandvik AB (Sweden)	2,823	54,980
Schindler Holding AG (Switzerland)	115	28,178
Timken Co. (The)	73,000	4,110,630
Volvo AB (Sweden) (Class B Stock)	8,471	141,752
Yangzijiang Shipbuilding Holdings Ltd. (China)	13,100	10,954

		24,965,568

Marine — 0.0%
AP Moller - Maersk A/S (Denmark) (Class A Stock)	21	28,444
Mitsui OSK Lines Ltd. (Japan)	700	19,250

		47,694

Media — 0.8%
Altice Europe NV (Netherlands)*	4,032	26,052
Charter Communications, Inc. (Class A Stock)*(a)	2,000	970,160
Comcast Corp. (Class A Stock)	66,896	3,008,313
Discovery, Inc. (Class A Stock)*(a)	54,600	1,787,604
Discovery, Inc. (Class C Stock)*	356,100	10,857,489
DISH Network Corp. (Class A Stock)*	117,700	4,174,819
Schibsted ASA (Norway) (Class B Stock)	558	15,988
ViacomCBS, Inc. (Class B Stock)	353,355	14,830,309

		35,670,734

Metals & Mining — 0.1%
Alumina Ltd. (Australia)	13,815	22,306

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Metals & Mining (continued)
Anglo American PLC (South Africa)	24,422	$707,527
Antofagasta PLC (Chile)	2,280	27,863
ArcelorMittal SA (Luxembourg)	6,220	109,877
BHP Group Ltd. (Australia)	16,960	463,911
BHP Group PLC (Australia)	17,806	419,488
BlueScope Steel Ltd. (Australia)	3,027	32,050
Boliden AB (Sweden)	2,916	77,475
Fortescue Metals Group Ltd. (Australia)	24,188	181,983
Newcrest Mining Ltd. (Australia)	4,323	91,472
Rio Tinto Ltd. (Australia)	2,129	150,337
Rio Tinto PLC (Australia)	15,533	929,661
Sumitomo Metal Mining Co. Ltd. (Japan)	1,300	42,029

		3,255,979

Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Annaly Capital Management, Inc.	283,200	2,667,744
Ladder Capital Corp.	97,095	1,751,594

		4,419,338

Multiline Retail — 0.8%
Big Lots, Inc.(a)	25,800	740,976
Dollar General Corp.	5,100	795,498
Macy’s, Inc.(a)	428,050	7,276,850
Next PLC (United Kingdom)	776	72,097
Target Corp.	206,200	26,436,902
Wesfarmers Ltd. (Australia)	6,351	184,440

		35,506,763

Multi-Utilities — 0.3%
AGL Energy Ltd. (Australia)	17,131	246,579
Dominion Energy, Inc.	162,200	13,433,404
Engie SA (France)	10,200	164,892
National Grid PLC (United Kingdom)	14,464	181,420
RWE AG (Germany)	2,451	75,514

		14,101,809

Oil, Gas & Consumable Fuels — 2.1%
BP PLC (United Kingdom)	22,988	144,160
Chevron Corp.	89,700	10,809,747
ConocoPhillips	131,600	8,557,948
Exxon Mobil Corp.	68,466	4,777,558
HollyFrontier Corp.	97,800	4,959,438
Kinder Morgan, Inc.	144,300	3,054,831
Lundin Petroleum AB (Sweden)	491	16,687
Marathon Petroleum Corp.	256,600	15,460,150
Neste OYJ (Finland)	6,889	239,857
OMV AG (Austria)	3,761	211,343
Origin Energy Ltd. (Australia)	99,682	592,177
Phillips 66	169,100	18,839,431
Repsol SA (Spain)	8,119	127,300
Royal Dutch Shell PLC (Netherlands) (Class A Stock)	24,420	725,168
Royal Dutch Shell PLC (Netherlands) (Class B Stock)	32,309	961,669
Santos Ltd. (Australia)	100,593	579,200
TOTAL SA (France)	13,435	743,922
Valero Energy Corp.	183,700	17,203,505

COMMON STOCKS (continued)	Shares	Value
Oil, Gas & Consumable Fuels (continued)
World Fuel Services Corp.	84,200	$3,655,964

		91,660,055

Paper & Forest Products — 0.0%
Oji Holdings Corp. (Japan)	4,700	25,447

Personal Products — 0.0%
Unilever NV (United Kingdom)	16,815	968,306
Unilever PLC (United Kingdom)	6,391	369,753

		1,338,059

Pharmaceuticals — 3.1%
Astellas Pharma, Inc. (Japan)	40,800	697,167
AstraZeneca PLC (United Kingdom)	958	96,669
Bayer AG (Germany)	3,138	256,169
Bristol-Myers Squibb Co.	452,200	29,026,718
Chugai Pharmaceutical Co. Ltd. (Japan)	3,300	304,875
Eli Lilly & Co.	37,900	4,981,197
GlaxoSmithKline PLC (United Kingdom)	51,345	1,211,123
H. Lundbeck A/S (Denmark)	413	15,772
Hisamitsu Pharmaceutical Co., Inc. (Japan)	300	14,619
Johnson & Johnson	225,148	32,842,339
Kyowa Kirin Co. Ltd. (Japan)	1,400	32,931
Merck & Co., Inc.	430,000	39,108,500
Merck KGaA (Germany)	742	87,923
Novartis AG (Switzerland)	18,216	1,727,887
Novo Nordisk A/S (Denmark) (Class B Stock)	16,825	976,931
Ono Pharmaceutical Co. Ltd. (Japan)	2,200	50,345
Orion OYJ (Finland) (Class B Stock)	608	28,120
Otsuka Holdings Co. Ltd. (Japan)	2,200	98,232
Pfizer, Inc.	25,400	995,172
Recordati SpA (Italy)	588	24,808
Roche Holding AG (Switzerland)	5,733	1,860,363
Sanofi (France)	987	99,332
Shionogi & Co. Ltd. (Japan)	4,600	284,611
Sumitomo Dainippon Pharma Co. Ltd. (Japan)	900	17,501
Zoetis, Inc.	151,500	20,051,025

		134,890,329

Professional Services — 0.1%
Korn Ferry	59,700	2,531,280
Nielsen Holdings PLC	60,800	1,234,240
Recruit Holdings Co. Ltd. (Japan)	7,700	287,946
Wolters Kluwer NV (Netherlands)	3,397	247,986

		4,301,452

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	59,250	3,631,432
CK Asset Holdings Ltd. (Hong Kong)	15,000	108,129
Daito Trust Construction Co. Ltd. (Japan)	400	49,321
Daiwa House Industry Co. Ltd. (Japan)	3,100	95,847
Henderson Land Development Co. Ltd. (Hong Kong)	108,740	533,991

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Real Estate Management & Development (continued)
Hongkong Land Holdings Ltd. (Hong Kong)	6,500	$37,424
Jones Lang LaSalle, Inc.	800	139,272
Mitsubishi Estate Co. Ltd. (Japan)	6,800	129,902
Nomura Real Estate Holdings, Inc. (Japan)	700	16,767
Sino Land Co. Ltd. (Hong Kong)	16,000	23,291
Sumitomo Realty & Development Co. Ltd. (Japan)	1,900	66,417
Swire Pacific Ltd. (Hong Kong) (Class A Stock)	57,500	535,314
Swire Properties Ltd. (Hong Kong)	3,000	9,975
Wharf Real Estate Investment Co. Ltd. (Hong Kong)	6,000	36,662
Wheelock & Co. Ltd. (Hong Kong)	51,000	340,982

		5,754,726

Road & Rail — 0.3%
Aurizon Holdings Ltd. (Australia)	11,244	41,365
CSX Corp.	146,250	10,582,650
Hankyu Hanshin Holdings, Inc. (Japan)	9,100	388,932
Kansas City Southern(a)	11,700	1,791,972
Keikyu Corp. (Japan)	1,300	25,076
Keisei Electric Railway Co. Ltd. (Japan)	800	30,983
Kyushu Railway Co. (Japan)	1,000	33,441
Nippon Express Co. Ltd. (Japan)	500	29,327
Seibu Holdings, Inc. (Japan)	1,200	19,718
Tobu Railway Co. Ltd. (Japan)	1,100	39,768
West Japan Railway Co. (Japan)	6,500	562,091

		13,545,323

Semiconductors & Semiconductor Equipment — 2.9%
Advantest Corp. (Japan)	11,300	633,551
Applied Materials, Inc.	326,000	19,899,040
ASML Holding NV (Netherlands)	133	39,558
Broadcom, Inc.	48,300	15,263,766
Intel Corp.	710,150	42,502,477
Lam Research Corp.	55,800	16,315,920
Micron Technology, Inc.*	396,500	21,323,770
NVIDIA Corp.	35,100	8,259,030
STMicroelectronics NV (Switzerland)	3,855	103,969
Tokyo Electron Ltd. (Japan)	2,800	609,994

		124,951,075

Software — 4.8%
Adobe, Inc.*	36,950	12,186,480
Cadence Design Systems, Inc.*	12,800	887,808
Check Point Software Technologies Ltd. (Israel)*(a)	700	77,672
CyberArk Software Ltd.*	4,700	547,926
Intuit, Inc.	78,000	20,430,540
Micro Focus International PLC (United Kingdom)	1,762	24,817
Microsoft Corp.	885,600	139,659,120
Oracle Corp.	458,150	24,272,787
SAP SE (Germany)	2,523	342,324
SS&C Technologies Holdings, Inc.	40,700	2,498,980

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Synopsys, Inc.*	56,300	$7,836,960

		208,765,414

Specialty Retail — 1.0%
ABC-Mart, Inc. (Japan)	100	6,820
Asbury Automotive Group, Inc.*	7,400	827,246
AutoNation, Inc.*	159,900	7,775,937
Best Buy Co., Inc.	47,300	4,152,940
Hennes & Mauritz AB (Sweden) (Class B Stock)	28,030	570,461
Hikari Tsushin, Inc. (Japan)	1,300	326,212
Home Depot, Inc. (The)	4,600	1,004,548
Industria de Diseno Textil SA (Spain)	6,337	223,652
JD Sports Fashion PLC (United Kingdom)	36,064	402,526
L Brands, Inc.	68,800	1,246,656
Lithia Motors, Inc. (Class A Stock)	1,200	176,400
Lowe’s Cos., Inc.	193,100	23,125,656
Michaels Cos., Inc. (The)*(a)	157,500	1,274,175
Nitori Holdings Co. Ltd. (Japan)	500	78,977
Shimamura Co. Ltd. (Japan)	100	7,608
Sonic Automotive, Inc. (Class A Stock)(a)	44,800	1,388,800

		42,588,614

Technology Hardware, Storage & Peripherals — 3.6%
Apple, Inc.	495,000	145,356,750
Brother Industries Ltd. (Japan)	1,200	24,704
FUJIFILM Holdings Corp. (Japan)	12,500	597,829
HP, Inc.	457,250	9,396,487

		155,375,770

Textiles, Apparel & Luxury Goods — 0.4%
adidas AG (Germany)	1,033	337,397
Burberry Group PLC (United Kingdom)	2,060	60,678
Capri Holdings Ltd.*	357,500	13,638,625
EssilorLuxottica SA (France)	1,570	239,873
Hermes International (France)	881	660,209
LVMH Moet Hennessy Louis Vuitton SE (France)	1,584	737,562
Puma SE (Germany)	465	35,627
Swatch Group AG (The) (Switzerland)	140	7,406

		15,717,377

Tobacco — 0.6%
Altria Group, Inc.	499,650	24,937,531
British American Tobacco PLC (United Kingdom)	17,961	769,737
Imperial Brands PLC (United Kingdom)	8,994	224,015
Japan Tobacco, Inc. (Japan)	6,900	153,782
Philip Morris International, Inc.	15,600	1,327,404
Swedish Match AB (Sweden)	945	48,724

		27,461,193

Trading Companies & Distributors — 0.3%
AerCap Holdings NV (Ireland)*	9,100	559,377
Ashtead Group PLC (United Kingdom)	2,651	84,901
BMC Stock Holdings, Inc.*	109,500	3,141,555

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Trading Companies & Distributors (continued)
Brenntag AG (Germany)	868	$47,517
Ferguson PLC	6,980	634,307
GMS, Inc.*	89,800	2,431,784
ITOCHU Corp. (Japan)	13,500	313,470
Marubeni Corp. (Japan)	6,600	48,743
Toyota Tsusho Corp. (Japan)	15,900	559,967
WESCO International, Inc.*	109,100	6,479,449

		14,301,070

Transportation Infrastructure — 0.0%
Aena SME SA (Spain), 144A	369	70,726
Aeroports de Paris (France)	176	34,780
Fraport AG Frankfurt Airport Services Worldwide (Germany)	6,280	536,702
Kamigumi Co. Ltd. (Japan)	9,600	210,900

		853,108

Wireless Telecommunication Services — 0.0%
KDDI Corp. (Japan)	27,200	811,830
NTT DOCOMO, Inc. (Japan)	12,500	348,164
Softbank Corp. (Japan)	9,800	131,272
Vodafone Group PLC (United Kingdom)	153,185	298,686

		1,589,952

TOTAL COMMON STOCKS (cost $2,065,173,018)		2,751,347,744

EXCHANGE-TRADED FUND — 0.0%
iShares MSCI EAFE ETF	6,088	422,751

(cost $393,221)

PREFERRED STOCKS — 0.0%
Automobiles — 0.0%
Bayerische Motoren Werke AG (Germany) (PRFC)	320	19,798
Porsche Automobil Holding SE (Germany) (PRFC)	869	65,135
Volkswagen AG (Germany) (PRFC)	2,106	418,044

		502,977

Banks — 0.0%
Citigroup Capital XIII, 8.306%	22,000	611,600

Chemicals — 0.0%
Fuchs Petrolub SE (Germany) (PRFC)	370	18,414

Health Care Equipment & Supplies — 0.0%
Sartorius AG (Germany) (PRFC)	206	44,339

Household Products — 0.0%
Henkel AG & Co. KGaA (Germany) (PRFC)	1,029	106,848

TOTAL PREFERRED STOCKS (cost $1,212,898)		1,284,178

RIGHTS* — 0.0%		Units		Value
Oil, Gas & Consumable Fuels
Repsol SA (Spain), expiring 01/10/20			8,119	$3,852

(cost $3,834)

Interest Rate	Maturity Date	Principal Amount (000)#
ASSET-BACKED SECURITIES — 7.3%
Automobiles — 2.1%
AmeriCredit Automobile Receivables Trust,
Series 2018-01, Class C
3.500%	01/18/24		1,600	1,640,384
Series 2019-01, Class B
3.130%	02/18/25		1,000	1,018,528
Series 2019-01, Class C
3.360%	02/18/25		1,000	1,025,925
Series 2019-02, Class C
2.740%	04/18/25		2,000	2,018,204
Series 2019-03, Class C
2.320%	07/18/25		3,400	3,388,047
Avis Budget Rental Car Funding AESOP LLC,
Series 2015-01A, Class A, 144A
2.500%	07/20/21		2,100	2,102,699
Series 2018-01A, Class A, 144A
3.700%	09/20/24		1,600	1,663,743
Series 2018-02A, Class A, 144A
4.000%	03/20/25		1,600	1,688,028
Series 2019-02A, Class A, 144A
3.350%	09/22/25		3,000	3,093,736
Series 2019-03A, Class A, 144A
2.360%	03/20/26		4,000	3,956,042
Drive Auto Receivables Trust,
Series 2019-03, Class B
2.650%	02/15/24		1,400	1,403,813
Ford Auto Securitization Trust (Canada),
Series 2019-BA, Class A2, 144A
2.321%	10/15/23	CAD	2,500	1,926,071
Ford Credit Auto Owner Trust,
Series 2017-02, Class A, 144A
2.360%	03/15/29		2,500	2,513,376
Series 2018-01, Class A, 144A
3.190%	07/15/31		3,800	3,924,719
Series 2018-02, Class A, 144A
3.470%	01/15/30		3,000	3,127,495
Series 2019-01, Class A, 144A
3.520%	07/15/30		5,900	6,189,461
Ford Credit Floorplan Master Owner Trust,
Series 2017-03, Class A
2.480%	09/15/24		1,900	1,916,430
Series 2018-02, Class A
3.170%	03/15/25		13,350	13,752,970
Series 2019-02, Class A
3.060%	04/15/26		1,500	1,548,407
GM Financial Consumer Automobile Receivables Trust,
Series 2018-04, Class C
3.620%	06/17/24		500	515,321
GMF Floorplan Owner Revolving Trust,
Series 2019-02, Class A, 144A
2.900%	04/15/26		5,700	5,849,298

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Automobiles (continued)
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class B, 144A
2.550%	11/14/23	5,800	$5,802,198
Series 2017-02A, Class C, 144A
2.820%	07/15/24	1,400	1,402,386
Series 2018-01A, Class A, 144A
3.430%	12/16/24	5,200	5,283,593
Series 2019-01A, Class A, 144A
3.630%	09/14/27	5,500	5,664,361
Santander Drive Auto Receivables Trust,
Series 2019-03, Class C
2.490%	10/15/25	1,900	1,906,014
Toyota Auto Loan Extended Note Trust,
Series 2019-01A, Class A, 144A
2.560%	11/25/31	5,700	5,784,825

			90,106,074

Collateralized Loan Obligations — 3.0%
Anchorage Capital CLO Ltd. (Cayman Islands),
Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)
3.534%(c)	07/22/32	3,750	3,747,386
ArrowMark Colorado Holdings (Cayman Islands),
Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.281%(c)	07/15/29	500	497,169
Ballyrock CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 1.350%)
3.351%(c)	10/15/28	4,500	4,503,594
Battalion CLO Ltd. (Cayman Islands),
Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)
3.343%(c)	07/18/30	1,500	1,497,425
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	07/15/29	1,500	1,499,824
Brookside Mill CLO Ltd. (Cayman Islands),
Series 2013-01A, Class AR, 144A, 3 Month LIBOR + 0.820% (Cap N/A, Floor 0.000%)
2.822%(c)	01/17/28	1,500	1,494,295
Canyon Capital CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AS, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.251%(c)	04/15/29	3,000	2,991,239
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-02A, Class A1R, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)
3.403%(c)	10/18/26	284	283,576
CIFC Funding Ltd. (Cayman Islands),
Series 2014-05A, Class A1R2, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.202%(c)	10/17/31	9,750	9,734,957
Greenwood Park CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 1.010% (Cap N/A, Floor 0.000%)
3.011%(c)	04/15/31	2,000	1,988,235

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Greywolf CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)
2.966%(c)	04/26/31	4,000	$3,964,961
Highbridge Loan Management Ltd. (Cayman Islands),
Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)
2.891%(c)	02/05/31	250	248,364
HPS Loan Management Ltd. (Cayman Islands),
Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.486%(c)	07/22/32	3,750	3,754,117
ICG US CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)
3.106%(c)	10/19/28	10,000	9,964,370
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.214%(c)	10/23/29	1,250	1,250,133
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)
3.436%(c)	04/20/32	5,750	5,730,858
Jefferson Mill CLO Ltd. (Cayman Islands),
Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 0.000%)
3.141%(c)	10/20/31	6,750	6,656,452
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)
3.086%(c)	04/21/31	2,400	2,363,629
Ocean Trails CLO Ltd. (Cayman Islands),
Series 2019-07A, Class A1, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.402%(c)	04/17/30	2,750	2,744,574
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/15/30	1,250	1,250,030
Series 2019-17A, Class A1, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 1.330%)
3.627%(c)	07/20/32	10,000	10,010,378
OZLM Ltd. (Cayman Islands),
Series 2014-09A, Class A1AR, 144A, 3 Month LIBOR + 1.280% (CAP N/A, Floor 1.280%)
3.246%(c)	10/20/31	7,500	7,451,658
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	1,500	1,496,494
Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)
3.546%(c)	07/20/32	3,750	3,749,462
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)
3.132%(c)	01/17/31	1,500	1,497,091

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)
3.101%(c)	07/16/31	2,350	$2,343,017
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2018-01A, Class A1A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 1.280%)
3.246%(c)	10/20/31	8,750	8,735,180
Romark CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)
3.115%(c)	07/25/31	1,000	993,556
Telos CLO Ltd. (Cayman Islands),
Series 2013-03A, Class AR, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.302%(c)	07/17/26	1,444	1,442,303
Series 2013-04A, Class AR, 144A, 3 Month LIBOR + 1.240% (CAP N/A, Floor 0.000%)
3.242%(c)	01/17/30	2,500	2,484,052
TICP CLO Ltd. (Cayman Islands),
Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)
3.231%(c)	07/15/29	1,250	1,252,089
Series 2018-03R, Class A, 144A, 3 Month LIBOR + 0.840% (Cap N/A, Floor 0.840%)
2.806%(c)	04/20/28	4,000	3,994,060
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
3.426%(c)	07/20/32	3,000	2,991,722
Trinitas CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)
3.150%(c)	01/25/31	2,500	2,484,141
Venture CLO Ltd. (Cayman Islands),
Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)
2.881%(c)	07/15/27	959	957,744
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)
3.152%(c)	01/17/31	2,750	2,739,838
Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
3.102%(c)	07/17/31	3,500	3,465,058
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
3.166%(c)	10/20/31	5,750	5,726,618
Zais CLO Ltd. (Cayman Islands),
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)
3.371%(c)	07/15/29	1,750	1,730,504

			131,710,153

Consumer Loans — 0.1%
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)
2.540%(c)	09/14/32	3,002	3,003,853

Interest Rate	Maturity Date	Principal Amount (000)#	Value
ASSET-BACKED SECURITIES (continued)
Consumer Loans (continued)
Oportun Funding LLC,
Series 2018-C, Class A, 144A
4.100%	10/08/24	1,600	$1,632,803
Series 2018-D, Class A, 144A
4.150%	12/09/24	1,100	1,123,496

			5,760,152

Credit Cards — 0.3%
Citibank Credit Card Issuance Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.620%)
2.405%(c)	04/22/26	2,900	2,920,606
Series 2018-A07, Class A7
3.960%	10/13/30	5,800	6,424,349
Discover Card Execution Note Trust,
Series 2017-A05, Class A5, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.340%(c)	12/15/26	2,600	2,609,028

			11,953,983

Equipment — 0.2%
MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A
2.720%	06/15/40	2,800	2,847,795
Series 2018-A, Class A4, 144A
3.390%	01/10/25	1,600	1,644,579
Series 2018-A, Class A5, 144A
3.610%	03/10/42	800	827,347
Series 2019-A, Class A5, 144A
3.080%	11/12/41	2,500	2,573,070
Series 2019-B, Class A5, 144A
2.290%	11/12/41	2,400	2,381,976

			10,274,767

Home Equity Loans — 0.1%
CDC Mortgage Capital Trust,
Series 2002-HE03, Class M1, 1 Month LIBOR + 1.650% (Cap N/A, Floor 1.100%)
3.442%(c)	03/25/33	66	65,912
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.945% (Cap N/A, Floor 0.630%)
2.737%(c)	06/25/34	418	411,776
Morgan Stanley Dean Witter Capital I, Inc. Trust,
Series 2002-HE01, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)
2.692%(c)	07/25/32	36	35,946
Series 2002-NC04, Class M1, 1 Month LIBOR + 1.275% (Cap N/A, Floor 0.850%)
3.067%(c)	09/25/32	1,954	1,954,699

			2,468,333

Other — 0.2%
Sierra Timeshare Receivables Funding LLC,
Series 2018-02A, Class A, 144A
3.500%	06/20/35	1,342	1,364,367

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (continued)
Other (continued)
Series 2019-02A, Class A, 144A
2.590%	05/20/36		2,476	$2,484,481
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)
4.592%(c)	06/25/24		3,250	3,233,815

				7,082,663

Residential Mortgage-Backed Securities — 0.5%
Credit Suisse Mortgage Trust,
Series 2018-RPL08, Class A1, 144A
4.125%(cc)	07/25/58		1,217	1,224,667
Legacy Mortgage Asset Trust,
Series 2019-GS02, Class A1, 144A
3.750%(cc)	01/25/59		796	803,567
Series 2019-GS03, Class A1, 144A
3.750%(cc)	04/25/59		184	185,541
Series 2019-GS04, Class A1, 144A
3.438%(cc)	05/25/59		1,413	1,419,112
Series 2019-SL01, Class A, 144A
4.000%(cc)	12/28/54		527	531,107
Long Beach Mortgage Loan Trust,
Series 2004-02, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)
2.587%(c)	06/25/34		164	160,936
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A
2.750%(cc)	01/25/61		1,749	1,756,569
TFS (Spain),
Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%
2.900%(c)	03/16/23	EUR	2,680	3,000,703
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A
2.750%(cc)	06/25/57		4,053	4,074,820
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)
2.392%(c)	02/25/57		2,961	2,953,302
Series 2017-06, Class A1, 144A
2.750%(cc)	10/25/57		2,771	2,787,049
Series 2018-02, Class A1, 144A
3.250%(cc)	03/25/58		341	346,859
Series 2018-03, Class A1, 144A
3.750%(cc)	05/25/58		157	162,243
Series 2018-05, Class A1, 144A
3.250%(cc)	07/25/58		589	600,854

				20,007,329

Student Loans — 0.8%
Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A
2.680%	09/25/42		2,221	2,220,340
Series 2018-AGS, Class A1, 144A
3.210%	02/25/44		1,623	1,656,059
Series 2018-CGS, Class A1, 144A
3.870%	02/25/46		659	674,733
Series 2018-CGS, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.800%)
2.592%(c)	02/25/46		695	684,200

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Student Loans (continued)
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A
2.810%	11/25/42	1,601	$1,612,972
Series 2018-B, Class A2FX, 144A
3.540%	05/26/43	2,863	2,926,387
Series 2019-A, Class A2FX, 144A
2.730%	10/25/48	1,400	1,402,973
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A
3.190%	02/18/42	4,600	4,677,475
Series 2018-CA, Class A2, 144A
3.520%	06/16/42	1,700	1,744,307
Series 2019-CA, Class A2, 144A
3.130%	02/15/68	2,100	2,126,065
Series 2019-EA, Class A2A, 144A
2.640%	05/15/68	2,100	2,089,575
SoFi Professional Loan Program LLC,
Series 2019-A, Class A2FX, 144A
3.690%	06/15/48	3,800	3,944,373
Series 2019-B, Class A2FX, 144A
3.090%	08/17/48	2,100	2,132,327
Series 2019-C, Class A2FX, 144A
2.370%	11/16/48	2,500	2,450,740
SoFi Professional Loan Program Trust,
Series 2018-B, Class A1FX, 144A
2.640%	08/25/47	962	963,570
Series 2018-B, Class A2FX, 144A
3.340%	08/25/47	3,100	3,174,291

			34,480,387

TOTAL ASSET-BACKED SECURITIES (cost $310,934,298)			313,843,841

COMMERCIAL MORTGAGE-BACKED SECURITIES — 6.6%
Assurant Commercial Mortgage Trust,
Series 2016-01A, Class AS, 144A
3.172%	05/15/49	4,000	4,069,347
BANK,
Series 2017-BNK04, Class A3
3.362%	05/15/50	6,500	6,850,310
BBCMS Mortgage Trust,
Series 2018-C02, Class A4
4.047%	12/15/51	5,400	5,970,864
Benchmark Mortgage Trust,
Series 2018-B03, Class A4
3.761%	04/10/51	5,000	5,417,458
Series 2018-B08, Class A4
3.963%	01/15/52	6,700	7,373,353
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4
3.575%	05/10/47	1,323	1,384,635
Series 2014-GC23, Class A3
3.356%	07/10/47	2,351	2,444,878
Series 2016-C01, Class A3
2.944%	05/10/49	5,000	5,131,855
Series 2016-GC37, Class A3
3.050%	04/10/49	6,500	6,699,020

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-P07, Class A3
3.442%	04/14/50	5,500	$5,807,361
Commercial Mortgage Trust,
Series 2014-CR15, Class A2
2.928%	02/10/47	796	797,663
Series 2014-CR18, Class A4
3.550%	07/15/47	2,783	2,901,519
Series 2014-CR20, Class A3
3.326%	11/10/47	5,000	5,213,833
Series 2015-CR27, Class A3
3.349%	10/10/48	6,100	6,376,897
CSAIL Commercial Mortgage Trust,
Series 2015-C04, Class A3
3.544%	11/15/48	3,000	3,167,582
Series 2017-C08, Class A3
3.127%	06/15/50	5,300	5,484,471
Fannie Mae-Aces,
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	3,900	4,036,921
Series 2016-M07, Class AB2
2.385%	09/25/26	2,400	2,397,024
Series 2017-M01, Class A2
2.417%(cc)	10/25/26	2,200	2,225,763
Series 2017-M04, Class A2
2.586%(cc)	12/25/26	11,800	12,089,426
Series 2017-M08, Class A2
3.061%(cc)	05/25/27	8,250	8,603,983
Series 2018-M04, Class A2
3.045%(cc)	03/25/28	4,325	4,533,527
FHLMC Multifamily Structured Pass-Through Certificates,
Series K020, Class X1, IO
1.373%(cc)	05/25/22	22,332	563,571
Series K021, Class X1, IO
1.425%(cc)	06/25/22	6,438	176,617
Series K055, Class X1, IO
1.364%(cc)	03/25/26	13,736	968,549
Series K057, Class AM
2.624%	08/25/26	7,230	7,345,329
Series K064, Class AM
3.327%(cc)	03/25/27	5,900	6,248,744
Series K068, Class AM
3.315%	08/25/27	5,600	5,915,569
Series K069, Class A2
3.187%(cc)	09/25/27	4,900	5,169,594
Series K069, Class AM
3.248%(cc)	09/25/27	1,050	1,106,023
Series K070, Class A2
3.303%(cc)	11/25/27	7,250	7,699,875
Series K070, Class AM
3.364%	12/25/27	1,525	1,616,522
Series K072, Class A2
3.444%	12/25/27	2,000	2,143,873
Series K075, Class AM
3.650%(cc)	02/25/28	3,575	3,858,790
Series K076, Class AM
3.900%	04/25/28	2,575	2,826,712

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K077, Class A2
3.850%(cc)	05/25/28	4,800	$5,275,977
Series K077, Class AM
3.850%(cc)	05/25/28	950	1,039,792
Series K080, Class AM
3.986%(cc)	07/25/28	7,050	7,789,167
Series K081, Class AM
3.900%(cc)	08/25/28	3,500	3,846,449
Series K086, Class AM
3.919%(cc)	12/25/28	1,300	1,431,495
Series K087, Class AM
3.832%(cc)	12/25/28	1,350	1,478,409
Series K157, Class A2
3.990%(cc)	05/25/33	4,200	4,737,460
Series W5FX, Class AFX
3.214%(cc)	04/25/28	2,260	2,395,320
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4
3.136%	02/10/48	4,000	4,132,809
Series 2015-GC32, Class A3
3.498%	07/10/48	5,800	6,100,795
Series 2016-GS03, Class A3
2.592%	10/10/49	5,800	5,841,705
Series 2016-GS04, Class A3
3.178%	11/10/49	5,500	5,717,646
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C25, Class A4A1
3.408%	11/15/47	1,400	1,460,082
Series 2015-C27, Class A3A1
2.920%	02/15/48	6,000	6,134,155
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4
2.694%	04/15/46	634	643,219
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2013-C08, Class A3
2.863%	12/15/48	1,351	1,371,922
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3
2.531%	08/15/49	10,400	10,397,223
Series 2018-H04, Class A3
4.043%	12/15/51	1,900	2,093,847
Series 2019-H07, Class A2
2.492%	07/15/52	13,500	13,537,131
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB
3.264%	08/15/50	3,500	3,634,641
Series 2017-C05, Class A4
3.212%	11/15/50	6,750	7,038,534
Series 2018-C09, Class A3
3.854%	03/15/51	2,500	2,723,234
Series 2018-C14, Class A3
4.180%	12/15/51	4,100	4,581,196
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C04, Class A4
2.792%	12/10/45	1,700	1,719,678
Series 2013-C05, Class A3
2.920%	03/10/46	1,988	2,014,243

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2013-C06, Class A3
2.971%	04/10/46		1,798	$1,833,986
Wells Fargo Commercial Mortgage Trust,
Series 2016-NXS06, Class A3
2.642%	11/15/49		8,000	8,065,695
Series 2017-C38, Class A4
3.190%	07/15/50		4,600	4,789,015
Series 2018-C48, Class A4
4.037%	01/15/52		7,000	7,726,466

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $273,124,038)				284,168,749

CORPORATE BONDS — 9.5%
Aerospace & Defense — 0.1%
Boeing Co. (The),
Sr. Unsec’d. Notes
3.750%	02/01/50	(a)	2,130	2,258,589
Embraer Netherlands Finance BV (Brazil),
Gtd. Notes
5.050%	06/15/25		1,001	1,098,174
Embraer Overseas Ltd. (Brazil),
Gtd. Notes, 144A
5.696%	09/16/23		950	1,044,184
United Technologies Corp.,
Sr. Unsec’d. Notes
4.125%	11/16/28		1,270	1,428,889

				5,829,836

Agriculture — 0.1%
BAT Capital Corp. (United Kingdom),
Gtd. Notes
3.222%	08/15/24		3,740	3,822,812

Airlines — 0.1%
American Airlines 2015-1 Class A Pass-Through Trust,
Pass-Through Certificates
3.375%	11/01/28		2,535	2,622,602
Continental Airlines 2010-1 Class A Pass-Through Trust,
Pass-Through Certificates
4.750%	07/12/22		362	369,766
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates
4.000%	04/29/26		493	519,310
Delta Air Lines 2007-1 Class A Pass-Through Trust,
Pass-Through Certificates
6.821%	02/10/24		214	233,323
Delta Air Lines, Inc.,
Sr. Unsec’d. Notes
2.875%	03/13/20		2,000	2,001,580

				5,746,581

Auto Manufacturers — 0.5%
BMW US Capital LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.410%
2.411%(c)	04/12/21		495	495,699

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Daimler Finance North America LLC (Germany),
Gtd. Notes, 144A
3.350%	05/04/21	(a)	2,010	$2,042,154
Ford Motor Co.,
Sr. Unsec’d. Notes
5.291%	12/08/46		1,220	1,158,782
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes
3.336%	03/18/21		680	684,744
3.350%	11/01/22		4,205	4,249,997
General Motors Co.,
Sr. Unsec’d. Notes
6.250%	10/02/43		980	1,092,510
6.600%	04/01/36		760	894,882
General Motors Financial Co., Inc.,
Gtd. Notes, 3 Month LIBOR + 0.850%
2.862%(c)	04/09/21		1,060	1,060,922
Gtd. Notes
3.550%	04/09/21		805	818,301
3.950%	04/13/24		2,800	2,928,422
Harley-Davidson Financial Services, Inc.,
Gtd. Notes, 144A, MTN
2.850%	01/15/21	(a)	4,705	4,727,419

				20,153,832

Banks — 2.8%
Banco Santander SA (Spain),
Sr. Unsec’d. Notes, 3 Month LIBOR + 1.120%
3.121%(c)	04/12/23		800	805,666
Sr. Unsec’d. Notes
3.848%	04/12/23		1,000	1,043,215
Bank of America Corp.,
Jr. Sub. Notes, Series DD
6.300%(ff)	—	(rr)	445	515,723
Jr. Sub. Notes, Series JJ
5.125%(ff)	—	(rr)	1,665	1,756,543
Sr. Unsec’d. Notes, MTN
3.824%(ff)	01/20/28		955	1,025,452
4.125%	01/22/24		4,830	5,192,382
4.271%(ff)	07/23/29		510	566,478
Sub. Notes, MTN
4.000%	01/22/25		2,000	2,133,042
4.450%	03/03/26		8,455	9,275,746
Bank of America NA,
Sub. Notes
6.000%	10/15/36		410	563,694
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes
3.650%	03/16/25	(a)	850	888,505
3.684%	01/10/23		585	599,628
Sr. Unsec’d. Notes, MTN
4.972%(ff)	05/16/29		3,825	4,312,553
Citigroup, Inc.,
Jr. Sub. Notes, Series Q
5.950%(ff)	—	(rr)	2,205	2,248,720
Jr. Sub. Notes, Series R
6.125%(ff)	—	(rr)	1,375	1,416,456

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Jr. Sub. Notes, Series T
6.250%(ff)	—	(rr)	625	$710,648
Sr. Unsec’d. Notes
3.200%	10/21/26		1,870	1,938,873
3.700%	01/12/26		6,180	6,582,839
Sub. Notes
4.450%	09/29/27		5,965	6,567,969
4.750%	05/18/46		820	980,604
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A
4.282%	01/09/28		1,370	1,489,904
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes, GMTN
3.375%	05/12/21		1,640	1,656,770
Sr. Unsec’d. Notes, Series D
5.000%	02/14/22		2,400	2,505,212
Discover Bank,
Sr. Unsec’d. Notes
4.250%	03/13/26		970	1,047,594
Sub. Notes
7.000%	04/15/20		570	577,557
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M
5.375%(ff)	—	(rr)	2,215	2,238,246
Jr. Sub. Notes, Series O
5.300%(ff)	—	(a)(rr)	740	799,415
Sr. Unsec’d. Notes
3.500%	01/23/25		4,100	4,300,504
3.750%	02/25/26		1,010	1,072,458
3.814%(ff)	04/23/29	(a)	540	578,041
3.850%	01/26/27		2,910	3,095,266
5.750%	01/24/22		5,420	5,812,836
Sub. Notes
6.750%	10/01/37		104	143,882
HSBC Holdings PLC (United Kingdom),
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.600%
2.504%(c)	05/18/21		2,115	2,117,069
Sr. Unsec’d. Notes, 3 Month LIBOR + 2.240%
4.125%(c)	03/08/21		1,025	1,047,907
Sr. Unsec’d. Notes
4.875%	01/14/22		1,910	2,015,903
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%
5.406%(c)	—	(rr)	978	987,005
Jr. Sub. Notes, Series X
6.100%(ff)	—	(rr)	1,275	1,394,012
Sr. Unsec’d. Notes
3.782%(ff)	02/01/28		695	747,523
3.964%(ff)	11/15/48		3,250	3,668,834
4.005%(ff)	04/23/29		2,170	2,379,444
4.452%(ff)	12/05/29		3,350	3,811,628
Sub. Notes
3.875%	09/10/24		3,775	4,038,703
Lloyds Bank PLC (United Kingdom),
Gtd. Notes
3.300%	05/07/21		2,200	2,239,556

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%
5.611%(c)	—	(rr)	840	$845,846
Sr. Unsec’d. Notes
4.375%	01/22/47	(a)	1,045	1,248,918
Sr. Unsec’d. Notes, GMTN
3.750%	02/25/23	(a)	950	994,278
3.772%(ff)	01/24/29	(a)	8,775	9,434,700
3.875%	01/27/26		675	725,297
4.431%(ff)	01/23/30		515	581,900
Sr. Unsec’d. Notes, MTN
3.591%(ff)	07/22/28		1,255	1,331,727
Sub. Notes, GMTN
4.350%	09/08/26		3,825	4,179,061
State Bank of India (India),
Sr. Unsec’d. Notes, 144A
4.375%	01/24/24		1,925	2,027,286

				120,259,018

Beverages — 0.1%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
4.900%	02/01/46		620	736,048
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes
5.550%	01/23/49		450	583,459
8.000%	11/15/39		1,285	2,026,807
8.200%	01/15/39		250	391,805
Constellation Brands, Inc.,
Gtd. Notes
4.250%	05/01/23		1,400	1,486,478

				5,224,597

Building Materials — 0.0%
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A
4.750%	01/15/28	(a)	700	717,817

Chemicals — 0.3%
Braskem Netherlands Finance BV (Brazil),
Gtd. Notes, 144A
5.875%	01/31/50	(a)	485	482,784
Celanese US Holdings LLC,
Gtd. Notes
5.875%	06/15/21		1,500	1,574,775
CF Industries, Inc.,
Gtd. Notes
5.375%	03/15/44		585	637,825
CNAC HK Finbridge Co. Ltd. (China),
Gtd. Notes
3.500%	07/19/22		3,680	3,744,487
Dow Chemical Co. (The),
Sr. Unsec’d. Notes
5.250%	11/15/41		45	52,605
9.400%	05/15/39		347	567,178

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Chemicals (continued)
Mosaic Co. (The),
Sr. Unsec’d. Notes
5.450%	11/15/33		345	$392,411
5.625%	11/15/43		430	508,039
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A
4.875%	06/01/24		1,300	1,340,313
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes
3.150%	10/01/22		780	796,994
Orbia Advance Corp. SAB de CV (Mexico),
Gtd. Notes, 144A
4.875%	09/19/22	(a)	2,000	2,112,632
SASOL Financing USA LLC (South Africa),
Gtd. Notes
5.875%	03/27/24		700	759,723
6.500%	09/27/28		670	745,012
Union Carbide Corp.,
Sr. Unsec’d. Notes
7.500%	06/01/25		460	561,302

				14,276,080

Commercial Services — 0.1%
ERAC USA Finance LLC,
Gtd. Notes, 144A
4.200%	11/01/46		975	1,044,676
6.700%	06/01/34		420	566,667
7.000%	10/15/37		380	534,693
Massachusetts Institute of Technology,
Unsec’d. Notes
3.885%	07/01/2116		1,500	1,644,016
United Rentals North America, Inc.,
Gtd. Notes
4.875%	01/15/28		1,190	1,239,471
5.250%	01/15/30		385	414,547
5.875%	09/15/26		235	252,372

				5,696,442

Diversified Financial Services — 0.2%
CDP Financial, Inc. (Canada),
Gtd. Notes, 144A
3.150%	07/24/24		480	505,646
Discover Financial Services,
Sr. Unsec’d. Notes
3.850%	11/21/22		900	939,948
GE Capital International Funding Co. Unlimited Co.,
Gtd. Notes
2.342%	11/15/20		766	766,257
Jefferies Group LLC,
Sr. Unsec’d. Notes
6.500%	01/20/43		560	668,642
Lehman Brothers Holdings, Inc.,
Sr. Unsec’d. Notes, MTN
5.250%	02/06/12	(d)	1,715	21,437
6.875%	05/02/18	(d)	700	9,100

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Private Export Funding Corp.,
Gov’t. Gtd. Notes, Series GG
2.450%	07/15/24	475	$484,051
Gov’t. Gtd. Notes, Series NN
3.250%	06/15/25	330	349,554
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21	1,915	1,930,050
Synchrony Financial,
Sr. Unsec’d. Notes
2.700%	02/03/20	2,700	2,700,333

			8,375,018

Electric — 1.0%
Avista Corp.,
First Mortgage
4.350%	06/01/48	1,160	1,331,726
Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes
6.350%	10/01/36	550	758,858
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes
5.950%	05/15/37	305	410,799
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2
6.950%	03/15/33	590	830,917
Commonwealth Edison Co.,
First Mortgage
3.750%	08/15/47	1,610	1,728,021
Consolidated Edison Co. of New York, Inc.,
Sr. Unsec’d. Notes, Series 09-C
5.500%	12/01/39	220	284,064
Dominion Energy, Inc.,
Jr. Sub. Notes
4.104%	04/01/21	3,210	3,284,291
DTE Electric Co.,
General Ref. Mortgage, Series A
4.050%	05/15/48	1,490	1,723,828
Duke Energy Carolinas LLC,
First Mortgage
6.050%	04/15/38	550	753,637
First Ref. Mortgage
4.000%	09/30/42	570	632,442
El Paso Electric Co.,
Sr. Unsec’d. Notes
6.000%	05/15/35	670	820,621
Enel Finance International NV (Italy),
Gtd. Notes, 144A
2.650%	09/10/24	2,860	2,870,625
Exelon Corp.,
Jr. Sub. Notes
3.497%	06/01/22	3,470	3,560,320
Exelon Generation Co. LLC,
Sr. Unsec’d. Notes
6.250%	10/01/39	1,425	1,712,249
FirstEnergy Transmission LLC,
Sr. Unsec’d. Notes, 144A
5.450%	07/15/44	355	444,217

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Electric (continued)
Florida Power & Light Co.,
First Mortgage
5.950%	10/01/33		295	$394,081
Iberdrola International BV (Spain),
Gtd. Notes
6.750%	09/15/33		145	187,741
Indiana Michigan Power Co.,
Sr. Unsec’d. Notes
3.850%	05/15/28	(a)	2,910	3,162,517
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN
4.250%	08/14/28		470	511,117
Monongahela Power Co.,
First Mortgage, 144A
4.100%	04/15/24		2,170	2,320,301
Northern States Power Co.,
First Mortgage
3.600%	09/15/47		1,580	1,687,377
PPL Capital Funding, Inc.,
Gtd. Notes
4.000%	09/15/47		1,360	1,386,968
5.000%	03/15/44		695	801,468
PSEG Power LLC,
Gtd. Notes
3.000%	06/15/21		1,760	1,780,033
Public Service Electric & Gas Co.,
First Mortgage, MTN
3.000%	05/15/27		1,130	1,169,456
3.700%	05/01/28		1,280	1,392,530
Sr. Sec’d. Notes, MTN
5.800%	05/01/37		535	709,227
San Diego Gas & Electric Co.,
First Mortgage
4.150%	05/15/48		1,400	1,537,622
Southern California Edison Co.,
First Ref. Mortgage
4.000%	04/01/47		580	608,706
First Ref. Mortgage, Series C
3.600%	02/01/45		860	841,582
Vistra Operations Co. LLC,
Gtd. Notes, 144A
5.000%	07/31/27		725	758,766
Sr. Sec’d. Notes, 144A
3.550%	07/15/24		2,135	2,170,816
Xcel Energy, Inc.,
Sr. Unsec’d. Notes
4.800%	09/15/41		480	542,720

				43,109,643

Electronics — 0.0%
FLIR Systems, Inc.,
Sr. Unsec’d. Notes
3.125%	06/15/21		900	906,224

Engineering & Construction — 0.1%
AECOM,
Gtd. Notes
5.125%	03/15/27		1,050	1,128,723

Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (continued)
Engineering & Construction (continued)
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes, 144A
3.875%	04/30/28		700	$716,191
5.500%	07/31/47		800	826,330

				2,671,244

Foods — 0.2%
Conagra Brands, Inc.,
Sr. Unsec’d. Notes
3.800%	10/22/21		3,440	3,547,583
Kraft Heinz Foods Co.,
Gtd. Notes
4.375%	06/01/46		475	467,066
5.000%	07/15/35		815	905,179
5.200%	07/15/45		355	386,007
Gtd. Notes, 144A
3.750%	04/01/30		1,440	1,483,993
4.875%	10/01/49		1,695	1,781,318
Mars, Inc.,
Gtd. Notes, 144A
3.950%	04/01/49		1,720	1,940,740

				10,511,886

Forest Products & Paper — 0.1%
International Paper Co.,
Sr. Unsec’d. Notes
6.000%	11/15/41		1,595	1,985,794

Gas — 0.1%
Dominion Energy Gas Holdings LLC,
Sr. Unsec’d. Notes
4.600%	12/15/44		65	72,274
NiSource, Inc.,
Sr. Unsec’d. Notes
3.490%	05/15/27		3,285	3,450,938

				3,523,212

Healthcare-Products — 0.1%
DH Europe Finance II Sarl,
Gtd. Notes
1.350%	09/18/39	EUR	1,635	1,735,547
Medtronic Global Holdings SCA,
Gtd. Notes
1.625%	03/07/31	EUR	300	369,193
2.250%	03/07/39	EUR	400	510,167

				2,614,907

Healthcare-Services — 0.2%
Aetna, Inc.,
Sr. Unsec’d. Notes
6.625%	06/15/36		515	698,244
Anthem, Inc.,
Sr. Unsec’d. Notes
4.625%	05/15/42		390	437,009
Fresenius Medical Care U.S. Finance II, Inc. (Germany),
Gtd. Notes, 144A
4.125%	10/15/20		640	645,993

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Healthcare-Services (continued)
HCA, Inc.,
Gtd. Notes
5.375%	02/01/25	(a)	1,155	$1,278,203
5.875%	02/01/29	(a)	675	780,228
Kaiser Foundation Hospitals,
Gtd. Notes
4.150%	05/01/47		940	1,071,500
Laboratory Corp. of America Holdings,
Sr. Unsec’d. Notes
3.200%	02/01/22		190	193,836
MEDNAX, Inc.,
Gtd. Notes, 144A
5.250%	12/01/23		1,075	1,102,328
New York and Presbyterian Hospital (The),
Unsec’d. Notes
4.024%	08/01/45		445	492,935
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A
2.532%	10/01/29		765	751,009

				7,451,285

Home Builders — 0.0%
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A
5.875%	06/15/27	(a)	525	576,896
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A
5.625%	03/01/24		800	865,016

				1,441,912

Housewares — 0.0%
Newell Brands, Inc.,
Sr. Unsec’d. Notes
4.200%	04/01/26	(a)	1,695	1,766,453

Insurance — 0.2%
AXIS Specialty Finance LLC,
Gtd. Notes
5.875%	06/01/20		1,030	1,045,352
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A
3.951%	10/15/50		1,215	1,272,224
Lincoln National Corp.,
Sr. Unsec’d. Notes
6.300%	10/09/37		772	1,003,569
Markel Corp.,
Sr. Unsec’d. Notes
4.150%	09/17/50		410	422,280
5.000%	03/30/43		200	219,624
New York Life Insurance Co.,
Sub. Notes, 144A
6.750%	11/15/39		660	965,818
Principal Financial Group, Inc.,
Gtd. Notes
4.625%	09/15/42		130	151,433
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A
4.270%	05/15/47		1,450	1,647,178

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Insurance (continued)
6.850%	12/16/39		124	$181,293
Unum Group,
Sr. Unsec’d. Notes
5.625%	09/15/20		350	359,012

				7,267,783

Lodging — 0.0%
Marriott International, Inc.,
Sr. Unsec’d. Notes
3.250%	09/15/22		980	1,005,201

Machinery-Diversified — 0.0%
Xylem, Inc.,
Sr. Unsec’d. Notes
4.875%	10/01/21		1,260	1,320,441

Media — 0.3%
AMC Networks, Inc.,
Gtd. Notes
5.000%	04/01/24	(a)	1,120	1,143,938
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes
4.800%	03/01/50		1,260	1,329,681
5.375%	04/01/38		1,950	2,224,915
6.384%	10/23/35		875	1,104,436
6.484%	10/23/45		1,386	1,730,129
Comcast Corp.,
Gtd. Notes
6.400%	05/15/38		530	743,734
NBCUniversal Media LLC,
Gtd. Notes
2.875%	01/15/23		330	338,977
Time Warner Cable LLC,
Sr. Sec’d. Notes
5.500%	09/01/41		360	401,700
ViacomCBS, Inc.,
Sr. Unsec’d. Notes
5.250%	04/01/44		1,450	1,683,582
Videotron Ltd. (Canada),
Gtd. Notes
5.000%	07/15/22		1,040	1,098,611

				11,799,703

Mining — 0.0%
BHP Billiton Finance USA Ltd. (Australia),
Gtd. Notes, 144A
6.250%(ff)	10/19/75		425	437,229
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes
6.750%	04/16/40		425	567,703

				1,004,932

Miscellaneous Manufacturing — 0.1%
Actuant Corp.,
Gtd. Notes
5.625%	06/15/22		1,205	1,214,230

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Amsted Industries, Inc.,
Gtd. Notes, 144A
5.625%	07/01/27		1,200	$1,272,743

				2,486,973

Multi-National — 0.1%
Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes
2.125%	09/27/21		905	902,692
2.750%	01/06/23		315	318,045
North American Development Bank (Supranational Bank),
Sr. Unsec’d. Notes
2.400%	10/26/22		1,095	1,103,099
4.375%	02/11/20		1,000	1,003,030

				3,326,866

Oil & Gas — 0.6%
Antero Resources Corp.,
Gtd. Notes
5.000%	03/01/25		1,400	1,054,875
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes
5.400%	06/15/47		1,200	1,394,795
CNOOC Finance Ltd. (China),
Gtd. Notes
2.875%	09/30/29	(a)	1,950	1,947,492
Concho Resources, Inc.,
Gtd. Notes
4.875%	10/01/47		210	242,869
Devon Energy Corp.,
Sr. Unsec’d. Notes
5.600%	07/15/41		300	365,229
Encana Corp. (Canada),
Gtd. Notes
6.500%	08/15/34		370	435,940
6.500%	02/01/38		275	322,765
Gazprom PJSC Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A
4.950%	07/19/22		350	370,446
6.510%	03/07/22		580	630,070
Helmerich & Payne, Inc.,
Sr. Unsec’d. Notes
4.650%	03/15/25		1,995	2,176,387
KazMunayGas National Co. JSC (Kazakhstan),
Sr. Unsec’d. Notes, 144A
4.750%	04/24/25		550	602,204
Noble Energy, Inc.,
Sr. Unsec’d. Notes
5.050%	11/15/44		835	927,437
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes
4.264%(s)	10/10/36		2,000	1,005,004
4.850%	03/15/21		575	592,104
6.450%	09/15/36		1,155	1,414,759
Petrobras Global Finance BV (Brazil),
Gtd. Notes
5.750%	02/01/29		840	945,439

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Oil & Gas (continued)
Gtd. Notes, 144A
5.093%	01/15/30	(a)	797	$854,759
Petroleos Mexicanos (Mexico),
Gtd. Notes
5.500%	01/21/21		2,110	2,167,866
6.350%	02/12/48		1,536	1,482,423
Gtd. Notes, 144A
6.490%	01/23/27		471	502,297
7.690%	01/23/50		2,146	2,342,988
Gtd. Notes, MTN
6.750%	09/21/47	(a)	2,265	2,278,430
6.875%	08/04/26		1,000	1,099,691
Sinopec Group Overseas Development 2018 Ltd. (China),
Gtd. Notes, 144A
3.680%	08/08/49		1,445	1,477,709

				26,633,978

Oil & Gas Services — 0.0%
Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A
4.000%	12/21/25		183	197,188

Packaging & Containers — 0.0%
Ball Corp.,
Gtd. Notes
4.375%	12/15/20		630	643,276
WestRock RKT LLC,
Gtd. Notes
4.900%	03/01/22		800	842,843

				1,486,119

Pharmaceuticals — 0.8%
AbbVie, Inc.,
Sr. Unsec’d. Notes
3.600%	05/14/25		1,175	1,240,508
4.500%	05/14/35		1,910	2,144,942
4.700%	05/14/45		1,460	1,629,932
Sr. Unsec’d. Notes, 144A
4.250%	11/21/49		2,515	2,661,277
Allergan Funding SCS,
Gtd. Notes
4.550%	03/15/35		2,190	2,362,536
Bayer US Finance II LLC (Germany),
Gtd. Notes, 144A, 3 Month LIBOR + 0.630%
2.577%(c)	06/25/21		1,115	1,118,493
Gtd. Notes, 144A
3.500%	06/25/21		500	509,144
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes
3.734%	12/15/24		474	502,463
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A
4.125%	06/15/39		410	471,788
4.250%	10/26/49		1,115	1,321,671
4.550%	02/20/48		1,200	1,462,928
5.000%	08/15/45		645	825,281

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cigna Corp.,
Gtd. Notes
4.375%	10/15/28		9,285	$10,301,187
CVS Health Corp.,
Sr. Unsec’d. Notes
4.780%	03/25/38		310	351,803
5.050%	03/25/48		3,685	4,361,537
5.125%	07/20/45		610	720,911
5.300%	12/05/43		250	299,403
Mylan, Inc.,
Gtd. Notes
5.200%	04/15/48		1,375	1,531,762
Wyeth LLC,
Gtd. Notes
6.450%	02/01/24		60	70,286

				33,887,852

Pipelines — 0.4%
DCP Midstream Operating LP,
Gtd. Notes, 144A
5.350%	03/15/20		717	720,811
Energy Transfer Operating LP,
Gtd. Notes
4.650%	06/01/21		675	693,423
4.950%	06/15/28		1,115	1,222,173
6.125%	12/15/45		180	208,262
Enterprise Products Operating LLC,
Gtd. Notes
3.750%	02/15/25		1,345	1,435,156
MPLX LP,
Sr. Unsec’d. Notes
4.000%	02/15/25		1,430	1,494,740
4.000%	03/15/28	(a)	1,980	2,052,541
4.875%	06/01/25		3,250	3,548,516
5.200%	03/01/47		40	43,130
5.500%	02/15/49	(a)	395	446,842
ONEOK Partners LP,
Gtd. Notes
6.650%	10/01/36		145	184,906
ONEOK, Inc.,
Gtd. Notes
4.950%	07/13/47		935	1,022,483
Western Midstream Operating LP,
Sr. Unsec’d. Notes
5.300%	03/01/48		125	108,446
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes
4.850%	03/01/48	(a)	315	344,955
4.900%	01/15/45		1,000	1,077,386
5.100%	09/15/45		500	554,445

				15,158,215

Real Estate Investment Trusts (REITs) — 0.0%
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes
5.375%	04/15/26		1,050	1,161,852

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Retail — 0.2%
Dollar Tree, Inc.,
Sr. Unsec’d. Notes, 3 Month LIBOR + 0.700%
2.702%(c)	04/17/20		1,100	$1,099,964
Sr. Unsec’d. Notes
4.000%	05/15/25	(a)	4,705	5,027,142
L Brands, Inc.,
Gtd. Notes
5.625%	10/15/23	(a)	1,450	1,561,571
Macy’s Retail Holdings, Inc.,
Gtd. Notes
3.875%	01/15/22		201	205,136
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes
5.625%	12/01/25	(a)	1,375	1,438,951

				9,332,764

Savings & Loans — 0.0%
People’s United Financial, Inc.,
Sr. Unsec’d. Notes
3.650%	12/06/22		1,455	1,512,225

Semiconductors — 0.1%
Broadcom, Inc.,
Gtd. Notes, 144A
3.125%	04/15/21		1,310	1,325,708
3.125%	10/15/22		1,010	1,029,681

				2,355,389

Software — 0.0%
Microsoft Corp.,
Sr. Unsec’d. Notes
3.750%	02/12/45		1,210	1,371,452
4.450%	11/03/45		215	268,890

				1,640,342

Telecommunications — 0.5%
AT&T, Inc.,
Sr. Unsec’d. Notes
3.400%	05/15/25		1,840	1,928,189
3.600%	07/15/25		275	290,868
3.800%	02/15/27		1,065	1,139,418
4.300%	02/15/30		615	683,227
4.550%	03/09/49		139	154,080
4.850%	03/01/39		6,690	7,717,659
5.250%	03/01/37		65	77,667
5.350%	09/01/40		82	98,705
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A
3.400%	03/01/27		300	302,410
Sprint Communications, Inc.,
Gtd. Notes, 144A
7.000%	03/01/20		750	755,353
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC,
Sr. Sec’d. Notes, 144A
3.360%	03/20/23		875	883,723

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc.,
Sr. Unsec’d. Notes
4.016%	12/03/29	(a)	1,900	$2,122,859
4.125%	08/15/46	(a)	725	815,960
4.500%	08/10/33		1,205	1,407,677
4.862%	08/21/46		860	1,066,122

				19,443,917

Transportation — 0.1%
Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes
6.700%	08/01/28		670	866,210
CSX Corp.,
Sr. Unsec’d. Notes
6.150%	05/01/37		715	948,808
Norfolk Southern Corp.,
Sr. Unsec’d. Notes
5.590%	05/17/25		100	115,375

				1,930,393

TOTAL CORPORATE BONDS (cost $382,258,466)				409,036,726

MUNICIPAL BONDS — 0.4%
Alabama — 0.0%
Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B
4.263%	09/15/32		240	265,834

California — 0.2%
Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2
6.263%	04/01/49		1,325	2,017,564
Taxable, Revenue Bonds
2.574%	04/01/31		1,210	1,202,135
State of California,
General Obligation Unlimited, BABs
7.300%	10/01/39		1,270	1,940,128
General Obligation Unlimited, Taxable, BABs
7.500%	04/01/34		475	716,889
7.625%	03/01/40		215	342,732
7.550%	04/01/39		245	392,007

				6,611,455

Colorado — 0.0%
Regional Transportation District Sales Tax Revenue,
Revenue Bonds, BABs, Series B
5.844%	11/01/50		680	987,693

Illinois — 0.1%
Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B
6.395%	01/01/40		1,030	1,477,937
State of Illinois,
General Obligation Unlimited, Series D
5.000%	11/01/22		3,190	3,441,212

Interest Rate	Maturity Date		Principal Amount (000)#	Value

MUNICIPAL BONDS (continued)
Illinois (continued)
General Obligation Unlimited, Taxable
5.100%	06/01/33	(a)	325	$350,058

				5,269,207

New Jersey — 0.1%
New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F
7.414%	01/01/40		1,070	1,678,958

New York — 0.0%
New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs
5.767%	08/01/36		1,130	1,391,301

Ohio — 0.0%
Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C
4.910%	06/01/40		455	575,334
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2
4.879%	12/01/34		300	344,847

				920,181

Oregon — 0.0%
State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A
5.834%	11/15/34		445	592,687

Pennsylvania — 0.0%
Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B
5.511%	12/01/45		550	731,253

Virginia — 0.0%
University of Virginia,
Taxable, Revenue Bonds, Series C
4.179%	09/01/2117		495	578,130

TOTAL MUNICIPAL BONDS (cost $14,970,827)				19,026,699

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 1.2%
Alternative Loan Trust,
Series 2004-18CB, Class 3A1
5.250%	09/25/20		18	17,685
Banc of America Funding Trust,
Series 2015-R04, Class 4A1, 144A
3.500%(cc)	01/27/30		333	333,103
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1
4.459%(cc)	02/25/35		280	279,536
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)
3.492%(c)	10/25/27		207	207,401
Series 2018-02A, Class M1A, 144A, 1 Month LIBOR + 0.950% (Cap N/A, Floor 0.000%)
2.742%(c)	08/25/28		79	78,637
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)
3.142%(c)	08/25/28		300	300,756

SEE NOTES TO FINANCIAL STATEMENTS.

A95

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)
3.392%(c)	08/25/28		300	$301,041
Series 2019-02A, Class M1A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)
2.792%(c)	04/25/29		631	631,258
Series 2019-03A, Class M1A, 144A, 1 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)
2.892%(c)	07/25/29		1,441	1,442,569
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)
3.392%(c)	07/25/29		1,200	1,201,277
BVRT Financing Trust,
Series 2019-01, Class F, 144A
3.865%(cc)	09/15/21	^	6,893	6,893,058
Central Park Funding Trust,
Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.281%(c)	11/01/23		4,700	4,699,998
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5
4.574%(cc)	02/25/37		206	208,666
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)
3.709%(c)	12/25/57		2,667	2,689,322
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)
3.709%(c)	01/25/57		2,785	2,839,420
Series 2017-06, Class A1, 144A
3.015%(cc)	06/25/57		2,872	2,871,543
Series 2017-08, Class A1, 144A
3.000%(cc)	12/25/65		2,610	2,608,485
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A
3.850%(cc)	09/25/57		2,249	2,342,353
Eagle Re Ltd. (Bermuda),
Series 2019-01, Class M1A, 144A, 1 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.042%(c)	04/25/29		150	149,777
Series 2019-01, Class M1B, 144A, 1 Month LIBOR + 1.800% (Cap N/A, Floor 0.000%)
3.592%(c)	04/25/29		300	300,421
Fannie Mae Connecticut Avenue Securities,
Series 2016-C04, Class 1M1, 1 Month LIBOR + 1.450% (Cap N/A, Floor 0.000%)
3.242%(c)	01/25/29		4	4,028
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2016-DNA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 1.300%)
3.092%(c)	03/25/29		555	556,558
Series 2016-HQA02, Class M2, 1 Month LIBOR + 2.250% (Cap N/A, Floor 0.000%)
4.042%(c)	11/25/28		290	290,966
Series 2016-HQA04, Class M2, 1 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.092%(c)	04/25/29		1,215	1,217,773

Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2017-DNA01, Class M1, 1 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)
2.992%(c)	07/25/29	1,186	$1,187,878
Series 2017-DNA03, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	03/25/30	2,466	2,466,506
Series 2019-HRP01, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	02/25/49	710	710,144
Gosforth Funding PLC (United Kingdom),
Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.450% (Cap N/A, Floor 0.000%)
2.360%(c)	08/25/60	1,587	1,584,404
Holmes Master Issuer PLC (United Kingdom),
Series 2018-01A, Class A2, 144A, 3 Month LIBOR + 0.360% (Cap N/A, Floor 0.000%)
2.361%(c)	10/15/54	1,446	1,445,468
Home Re Ltd. (Bermuda),
Series 2019-01, Class M1, 144A, 1 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)
3.442%(c)	05/25/29	476	476,518
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1
4.657%(cc)	07/25/35	100	101,297
Lanark Master Issuer PLC (United Kingdom),
Series 2018-01A, Class 1A, 144A, 3 Month LIBOR + 0.420% (Cap N/A, Floor 0.000%)
2.319%(c)	12/22/69	1,240	1,238,750
LSTAR Securities Investment Trust,
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)
3.281%(c)	04/01/24	539	537,975
MetLife Securitization Trust,
Series 2018-01A, Class A, 144A
3.750%(cc)	03/25/57	821	852,546
Mill City Mortgage Loan Trust,
Series 2019-01, Class A1, 144A
3.250%(cc)	10/25/69	1,079	1,098,472
New Residential Mortgage Loan Trust,
Series 2018-01A, Class A1A, 144A
4.000%(cc)	12/25/57	1,641	1,699,619
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)
2.542%(c)	01/25/48	707	704,942
Oaktown Re II Ltd. (Bermuda),
Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)
3.342%(c)	07/25/28	390	389,812
Oaktown Re III Ltd. (Bermuda),
Series 2019-01A, Class M1A, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 1.400%)
3.192%(c)	07/25/29	808	809,141
Park Avenue Funding Trust,
Series 2019-01, Class PT, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)
3.292%(c)	11/27/20	756	755,827

SEE NOTES TO FINANCIAL STATEMENTS.

A96

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date		Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2019-03, Class PT, 144A, 1 Month LIBOR + 2.750% (Cap N/A, Floor 1.500%)
4.542%(c)	01/27/21		705	$704,315
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA
3.500%	08/25/58		1,251	1,299,028
STACR Trust,
Series 2018-DNA03, Class M1, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)
2.542%(c)	09/25/48		746	745,780
Station Place Securitization Trust,
Series 2019-WL01, Class A, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.650%)
2.442%(c)	08/25/52		2,300	2,300,345
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.389%(cc)	02/25/34		120	120,511
Washington Mutual Mortgage Pass-Through Certificates,
Series 2005-01, Class 3A
5.000%	03/25/20		10	10,045

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $53,413,745)				53,704,954

SOVEREIGN BONDS — 0.9%
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A
3.125%	10/11/27		3,350	3,509,372
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes
4.000%	02/26/24		175	184,363
4.375%	07/12/21	(a)	500	516,070
5.000%	06/15/45	(a)	620	720,315
7.375%	09/18/37		625	887,518
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A
3.875%	02/01/28		1,040	1,085,189
Export-Import Bank of Korea (South Korea),
Sr. Unsec’d. Notes
5.125%	06/29/20		400	406,109
Finnvera OYJ (Finland),
Gov’t. Gtd. Notes, 144A, MTN
2.375%	06/04/25		400	408,437
Hungary Government International Bond (Hungary),
Sr. Unsec’d. Notes
6.375%	03/29/21		2,280	2,406,410
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes
3.375%	07/30/25		EUR 1,500	1,913,253
4.450%	02/11/24		505	544,218
Sr. Unsec’d. Notes, 144A, MTN
5.875%	01/15/24		950	1,074,745
Sr. Unsec’d. Notes, EMTN
2.150%	07/18/24		EUR 2,100	2,511,626
4.750%	01/08/26		540	600,371

Interest Rate	Maturity Date		Principal Amount (000)#		Value

SOVEREIGN BONDS (continued)
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN
2.125%	04/13/21			200	$200,431
2.125%	10/25/23			1,400	1,404,026
2.625%	04/20/22			2,000	2,028,777
3.000%	03/12/24			400	414,458
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes
4.000%	09/22/24			515	550,977
4.500%	04/16/50			475	561,776
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A
3.875%	04/23/23			1,105	1,166,545
4.817%	03/14/49			500	617,231
5.103%	04/23/48			915	1,174,495
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, EMTN
4.125%	03/11/39		EUR	1,395	1,815,135
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A
2.000%	07/09/39		EUR	277	327,023
Sr. Unsec’d. Notes, 144A, MTN
2.375%	10/26/21			1,325	1,330,051
2.875%	03/04/23			1,785	1,816,828
4.000%	04/17/25			1,035	1,116,681
Tokyo Metropolitan Government (Japan),
Sr. Unsec’d. Notes, 144A
2.500%	06/08/22			1,800	1,820,551
3.250%	06/01/23			800	831,987
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes
7.000%	06/05/20			1,710	1,742,839
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes
4.975%	04/20/55	(a)		1,025	1,207,615
5.100%	06/18/50	(a)		680	816,075

TOTAL SOVEREIGN BONDS (cost $35,875,285)					37,711,497

U.S. GOVERNMENT AGENCY OBLIGATIONS — 8.7%
Federal Home Loan Bank
5.500%	07/15/36	(k)		1,080	1,516,534
Federal Home Loan Mortgage Corp.
2.000%	01/01/32			941	934,272
2.500%	03/01/30			494	501,043
2.500%	10/01/32			1,024	1,037,372
3.000%	10/01/28			366	376,815
3.000%	06/01/29			877	904,075
3.000%	03/01/32			1,057	1,090,481
3.000%	01/01/37			532	546,999
3.000%	01/01/43			1,032	1,063,857
3.000%	07/01/43			2,031	2,091,026
3.000%	01/01/47			6,219	6,368,821
3.500%	03/01/42			622	655,107
3.500%	06/01/42			358	376,681
3.500%	01/01/47			1,183	1,234,290
3.500%	02/01/47			1,394	1,454,014
4.000%	06/01/26			521	545,692

SEE NOTES TO FINANCIAL STATEMENTS.

A97

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.000%	09/01/26	260	$271,794
4.000%	10/01/39	829	889,211
4.000%	12/01/40	393	421,684
4.000%	10/01/41	424	453,482
4.000%	01/01/42	151	161,909
4.000%	10/01/45	611	648,477
4.000%	07/01/48	9,768	10,180,190
4.500%	07/01/20	6	6,080
4.500%	09/01/39	281	306,709
4.500%	10/01/39	1,623	1,769,489
4.500%	12/01/39	493	537,237
4.500%	07/01/41	267	290,394
4.500%	07/01/41	1,833	1,992,357
4.500%	08/01/41	132	144,372
4.500%	08/01/41	198	214,953
4.500%	08/01/41	511	555,469
4.500%	10/01/41	148	161,073
4.500%	10/01/46	314	336,295
4.500%	12/01/47	1,800	1,917,482
4.500%	08/01/48	990	1,047,029
5.000%	05/01/34	22	24,668
5.000%	05/01/34	210	232,744
5.000%	08/01/35	22	23,799
5.000%	09/01/35	33	36,837
5.000%	10/01/36	34	38,057
5.000%	05/01/37	22	24,797
5.000%	07/01/37	450	497,666
5.000%	09/01/38	53	58,656
5.000%	09/01/38	56	61,749
5.000%	09/01/38	64	70,730
5.000%	02/01/39	22	24,369
5.000%	06/01/39	60	66,141
5.500%	02/01/34	33	37,198
5.500%	04/01/34	308	345,497
5.500%	06/01/34	107	120,423
5.500%	06/01/34	160	178,971
5.500%	05/01/37	49	54,381
5.500%	02/01/38	396	443,417
5.500%	05/01/38	71	79,921
5.500%	07/01/38	350	391,972
6.000%	03/01/32	143	161,109
6.000%	12/01/33	51	54,658
6.000%	07/01/36	3	3,830
6.000%	12/01/36	8	9,681
6.000%	05/01/37	13	14,565
6.000%	12/01/37	29	33,133
6.000%	01/01/38	4	3,989
6.000%	01/01/38	14	15,379
6.000%	01/01/38	299	340,513
6.000%	10/01/38	73	83,570
6.000%	08/01/39	41	46,786
6.750%	09/15/29	935	1,309,850
6.750%	03/15/31	500	723,507
7.000%	01/01/31	21	23,859
7.000%	06/01/31	29	32,377
7.000%	09/01/31	3	3,873
7.000%	10/01/31	40	46,232
7.000%	10/01/32	30	32,875

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Assoc.
2.000%	08/01/31	1,318	$1,306,724
2.500%	TBA	7,000	7,062,510
2.500%	01/01/28	1,071	1,083,158
2.500%	10/01/43	995	996,417
2.500%	12/01/46	1,801	1,795,059
2.500%	09/01/49	4,127	4,082,072
2.500%	11/01/49	5,499	5,438,830
3.000%	02/01/27	1,601	1,643,992
3.000%	08/01/30	971	1,000,106
3.000%	11/01/36	2,737	2,811,119
3.000%	12/01/42	1,213	1,249,914
3.000%	12/01/42	1,812	1,866,214
3.000%	03/01/43	326	335,145
3.000%	11/01/46	350	358,508
3.000%	01/01/47	2,647	2,708,547
3.000%	02/01/47	1,756	1,797,116
3.000%	03/01/47	1,319	1,350,318
3.500%	TBA	41,000	42,174,650
3.500%	07/01/31	967	1,012,201
3.500%	11/01/32	453	474,542
3.500%	02/01/33	1,358	1,412,312
3.500%	05/01/33	2,493	2,585,151
3.500%	06/01/39	647	681,573
3.500%	01/01/42	6,419	6,764,696
3.500%	05/01/42	3,074	3,235,648
3.500%	07/01/42	821	864,476
3.500%	08/01/42	330	346,973
3.500%	08/01/42	1,044	1,099,190
3.500%	09/01/42	987	1,038,973
3.500%	09/01/42	1,655	1,742,193
3.500%	11/01/42	597	628,471
3.500%	03/01/43	3,002	3,166,946
3.500%	04/01/43	561	590,816
3.500%	04/01/43	1,359	1,431,112
3.500%	07/01/43	270	284,326
3.500%	06/01/45	6,766	7,072,494
3.500%	07/01/46	1,381	1,439,628
3.500%	11/01/46	1,890	1,970,854
3.500%	09/01/47	2,046	2,125,049
3.500%	05/01/48	2,358	2,430,159
3.500%	06/01/48	5,570	5,833,650
3.500%	07/01/48	2,112	2,176,700
3.500%	08/01/49	25,051	25,774,183
4.000%	TBA	30,500	31,723,660
4.000%	12/01/36	1,059	1,127,179
4.000%	10/01/41	3,300	3,531,935
4.000%	07/01/44	1,252	1,334,456
4.000%	09/01/44	2,795	2,972,671
4.000%	10/01/46	866	913,864
4.000%	06/01/47	1,593	1,675,109
4.000%	09/01/47	573	601,994
4.000%	11/01/47	1,077	1,152,352
4.000%	11/01/47	3,059	3,216,601
4.500%	07/01/33	50	53,156
4.500%	08/01/33	13	13,881
4.500%	09/01/33	44	47,033
4.500%	10/01/33	120	128,165

SEE NOTES TO FINANCIAL STATEMENTS.

A98

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	03/01/34	34	$35,958
4.500%	01/01/35	2	2,378
4.500%	07/01/39	853	929,850
4.500%	08/01/39	649	706,877
4.500%	09/01/39	461	502,464
4.500%	12/01/39	5	5,408
4.500%	03/01/41	1,561	1,695,903
4.500%	07/01/42	135	146,847
4.500%	01/01/49	1,413	1,493,353
5.000%	03/01/34	226	248,672
5.000%	04/01/35	544	602,461
5.000%	06/01/35	133	147,474
5.000%	07/01/35	94	103,906
5.000%	07/01/35	135	149,126
5.000%	09/01/35	80	88,586
5.000%	11/01/35	95	104,717
5.000%	02/01/36	75	83,305
5.500%	02/01/33	111	124,651
5.500%	08/01/33	197	220,952
5.500%	10/01/33	48	53,365
5.500%	12/01/33	51	57,126
5.500%	12/01/34	132	147,916
5.500%	10/01/35	533	596,639
5.500%	03/01/36	50	56,316
5.500%	04/01/36	111	124,018
5.500%	01/01/37	65	73,265
5.500%	04/01/37	35	39,062
5.500%	05/01/37	217	243,097
5.500%	08/01/37	261	292,990
6.000%	05/01/21	21	21,378
6.000%	10/01/33	260	295,972
6.000%	11/01/33	24	26,901
6.000%	11/01/33	30	32,436
6.000%	01/01/34	247	282,653
6.000%	02/01/34	103	116,122
6.000%	03/01/34	2	2,260
6.000%	03/01/34	13	13,268
6.000%	03/01/34	29	32,519
6.000%	11/01/34	24	24,834
6.000%	01/01/35	57	66,086
6.000%	01/01/35	116	128,689
6.000%	02/01/35	3	3,482
6.000%	02/01/35	108	115,717
6.000%	02/01/35	199	227,332
6.000%	04/01/35	17	19,423
6.000%	12/01/35	89	94,544
6.000%	05/01/36	40	45,159
6.000%	06/01/36	15	16,351
6.000%	02/01/37	69	79,000
6.000%	06/01/37	32	35,905
6.000%	05/01/38	183	209,241
6.250%	05/15/29	950	1,283,023
6.500%	09/01/32	1	1,074
6.500%	09/01/32	13	14,149
6.500%	09/01/32	41	47,037
6.500%	09/01/32	43	50,080
6.500%	10/01/32	44	50,774
6.500%	04/01/33	62	70,940

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.500%	11/01/33		22	$22,812
6.500%	01/01/34		43	48,175
6.500%	09/01/34		50	57,405
6.500%	10/01/34		44	48,369
6.500%	09/01/36		119	139,237
6.500%	10/01/36		33	38,690
6.500%	11/01/36		38	40,696
6.500%	01/01/37		39	42,402
6.500%	01/01/37		106	117,944
6.500%	09/01/37		15	17,967
6.625%	11/15/30	(k)	550	783,230
7.000%	02/01/32		30	34,941
7.000%	05/01/32		14	16,471
7.000%	06/01/32		14	15,738
7.000%	07/01/32		55	64,513
7.125%	01/15/30	(k)	3,600	5,206,107
Government National Mortgage Assoc.
2.500%	03/20/43		743	751,611
2.500%	12/20/46		934	942,265
3.000%	03/15/45		1,152	1,188,939
3.000%	11/20/45		1,275	1,317,928
3.000%	03/20/46		8,442	8,709,656
3.000%	07/20/46		3,311	3,416,018
3.000%	12/20/46		1,231	1,269,652
3.000%	02/20/47		2,514	2,593,128
3.500%	TBA		21,000	21,644,700
3.500%	12/20/42		1,878	1,977,805
3.500%	05/20/43		385	404,210
3.500%	03/20/45		1,638	1,709,934
3.500%	04/20/45		2,285	2,385,109
3.500%	07/20/46		8,332	8,688,090
3.500%	07/20/48		6,139	6,365,112
3.500%	11/20/48		3,386	3,510,970
4.000%	06/15/40		161	170,422
4.000%	05/20/41		298	317,552
4.000%	12/20/42		643	683,999
4.000%	08/20/44		293	309,561
4.000%	11/20/45		1,645	1,732,933
4.000%	12/20/45		1,749	1,843,434
4.000%	11/20/46		410	430,111
4.000%	09/20/47		6,930	7,253,700
4.000%	02/20/49		5,891	6,133,909
4.500%	04/15/40		684	738,122
4.500%	01/20/41		1,309	1,407,624
4.500%	02/20/41		824	885,309
4.500%	06/20/44		880	950,324
4.500%	09/20/46		522	563,893
4.500%	11/20/46		1,046	1,129,543
4.500%	03/20/47		1,037	1,098,076
4.500%	05/20/48		1,588	1,667,076
4.500%	06/20/48		2,158	2,265,158
4.500%	08/20/48		6,596	6,923,501
5.000%	10/20/37		117	126,501
5.000%	04/20/45		808	883,879
5.500%	11/15/32		78	86,357
5.500%	02/15/33		56	61,831
5.500%	08/15/33		117	130,099
5.500%	08/15/33		160	173,254

SEE NOTES TO FINANCIAL STATEMENTS.

A99

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	09/15/33	43		$44,790
5.500%	09/15/33	82		91,892
5.500%	10/15/33	67		76,646
5.500%	12/15/33	11		12,174
5.500%	04/15/34	329		367,301
5.500%	07/15/35	63		70,350
5.500%	02/15/36	115		128,354
6.000%	02/15/33	2		2,009
6.000%	04/15/33	18		20,048
6.000%	09/15/33	14		16,238
6.000%	12/15/33	35		40,078
6.000%	12/15/33	99		111,136
6.000%	01/15/34	20		23,067
6.000%	01/15/34	33		37,513
6.000%	06/20/34	71		81,179
6.000%	07/15/34	158		179,360
6.000%	10/15/34	162		179,548
6.500%	10/15/23	1		825
6.500%	12/15/23	3		3,141
6.500%	01/15/24	1		1,193
6.500%	01/15/24	2		1,552
6.500%	01/15/24	4		3,909
6.500%	01/15/24	10		10,416
6.500%	01/15/24	15		15,693
6.500%	01/15/24	46		48,006
6.500%	02/15/24	—	(r)	251
6.500%	02/15/24	—	(r)	382
6.500%	02/15/24	2		1,976
6.500%	02/15/24	2		2,215
6.500%	02/15/24	3		3,491
6.500%	02/15/24	6		6,280
6.500%	02/15/24	7		7,381
6.500%	02/15/24	10		10,431
6.500%	02/15/24	13		13,305
6.500%	02/15/24	26		25,948
6.500%	04/15/24	1		1,491
6.500%	04/15/24	2		1,687
6.500%	04/15/24	2		1,693
6.500%	04/15/24	2		2,015
6.500%	04/15/24	3		3,439
6.500%	04/15/24	4		3,799
6.500%	04/15/24	10		10,554
6.500%	05/15/24	9		9,867
6.500%	05/15/24	13		12,994
6.500%	10/15/24	15		15,394
6.500%	12/15/30	7		7,262
6.500%	01/15/32	19		21,925
6.500%	02/15/32	16		18,413
6.500%	07/15/32	40		45,788
6.500%	08/15/32	5		5,462
6.500%	08/15/32	8		8,312
6.500%	08/15/32	27		30,554
6.500%	08/15/32	192		219,435
6.500%	06/15/35	5		5,515
6.500%	06/15/35	36		41,364
6.500%	07/15/35	7		7,099
8.000%	01/15/24	6		6,485

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
8.000%	04/15/25		4	$4,559

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $372,476,343)				378,631,522

U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bonds
2.250%	08/15/49		375	363,750
U.S. Treasury Notes
3.125%	11/15/28	(k)	670	736,686
U.S. Treasury Strips Coupon
1.986%(s)	08/15/39		16,790	10,441,937
2.056%(s)	11/15/38		2,095	1,334,580
2.058%(s)	02/15/39		2,125	1,340,493
2.147%(s)	05/15/39		6,990	4,384,041
2.241%(s)	05/15/28	(k)	2,553	2,162,471
2.244%(s)	02/15/41		770	458,932
2.287%(s)	11/15/40		990	593,923
2.328%(s)	11/15/43		9,756	5,381,425
2.334%(s)	11/15/42		465	262,961
2.334%(s)	02/15/44		385	210,803
2.365%(s)	08/15/44	(k)	3,850	2,081,406
2.373%(s)	11/15/44		910	489,160
2.376%(s)	11/15/41		1,055	614,991
2.377%(s)	05/15/42		1,630	936,486

TOTAL U.S. TREASURY OBLIGATIONS (cost $33,527,524)				31,794,045

TOTAL LONG-TERM INVESTMENTS (cost $3,543,363,497)				4,280,976,558

	Shares

SHORT-TERM INVESTMENTS — 6.3%

AFFILIATED MUTUAL FUNDS — 6.3%
PGIM Core Ultra Short Bond Fund(w)	153,379,057	153,379,057
PGIM Institutional Money Market Fund (cost $117,650,253; includes $117,441,159 of cash collateral for securities on loan)(b)(w)	117,651,235	117,674,766

TOTAL AFFILIATED MUTUAL FUNDS (cost $271,029,310)		271,053,823

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.0%
U.S. Treasury Bills
1.528%	03/19/20	150	149,525

(cost $149,505)

SEE NOTES TO FINANCIAL STATEMENTS.

A100

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Value
OPTIONS PURCHASED*~ — 0.0% (cost $19,300)	$517,516

TOTAL SHORT-TERM INVESTMENTS (cost $271,198,115)	271,720,864

TOTAL INVESTMENTS—105.2% (cost $3,814,561,612)	4,552,697,422
Liabilities in excess of other assets(z) — (5.2)%	(224,841,216)

NET ASSETS — 100.0%	$4,327,856,206

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $6,893,058 and 0.2% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $115,209,133; cash collateral of $117,441,159 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(r)	Principal or notional amount is less than $500 par.

(rr)	Perpetual security with no stated maturity date.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	3,379	$35,198
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	3,285	34,187
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	8,212	78,374
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	16,302	163,561
2- Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	16,540	174,017
2- Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	3,285	32,179

Total Options Purchased (cost $19,300)							$517,516

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1,411	5 Year U.S. Treasury Notes	Mar. 2020	$167,357,835	$(575,532)
395	10 Year U.S. Ultra Treasury Notes	Mar. 2020	55,577,736	(662,906)
384	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	69,756,000	(1,840,467)
16	Mini MSCI EAFE Index	Mar. 2020	1,629,200	(3,068)

				(3,081,973)

Short Positions:
312	90 Day Euro Dollar	Dec. 2020	76,736,400	196,457
691	2 Year U.S. Treasury Notes	Mar. 2020	148,910,500	63,997
22	10 Year Euro-Bund	Mar. 2020	4,207,250	55,471
163	10 Year U.S. Treasury Notes	Mar. 2020	20,932,767	164,195

SEE NOTES TO FINANCIAL STATEMENTS.

A101

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Futures contracts outstanding at December 31, 2019 (continued):

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Short Positions (continued):
17	20 Year U.S. Treasury Bonds	Mar. 2020	$2,650,406	$53,615

				533,735

				$(2,548,238)

Forward foreign currency exchange contracts outstanding at December 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Euro,
Expiring 01/09/20	Morgan Stanley & Co. International PLC	EUR	1,447	$1,607,347	$1,623,625	$16,278	$—

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Canadian Dollar,
Expiring 01/22/20	HSBC Bank USA, N.A.	CAD	2,500	$1,915,112	$1,925,452	$—	$(10,340)
Euro,
Expiring 01/09/20	Citibank, N.A.	EUR	11,436	12,679,019	12,835,400	—	(156,381)

				$14,594,131	$14,760,852	—	(166,721)

						$16,278	$(166,721)

Credit default swap agreements outstanding at December 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate		Notional Amount (000)#(3)	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000	%(Q)	24,000	$98,638	$(216,571)	$(315,209)

The Portfolio entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Portfolio is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

SEE NOTES TO FINANCIAL STATEMENTS.

A102

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Portfolio is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate		Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
EUR	3,905	05/11/24	0.050	%(A)	1 Day EONIA(1)(A)	$(43,095)	$(86,394)	$(43,299)
EUR	1,190	05/11/39	1.100	%(A)	1 Day EONIA(1)(A)	(10,808)	(186,485)	(175,677)
	12,277	03/31/21	2.173	%(A)	1 Day USOIS(2)(A)	(4,128)	115,838	119,966
	223,025	06/15/21	1.830	%(S)	3 Month LIBOR(2)(Q)	—	354,463	354,463
	53,193	09/15/21	1.381	%(S)	3 Month LIBOR(2)(Q)	(103,151)	(273,063)	(169,912)
	20,385	09/15/21	1.480	%(S)	3 Month LIBOR(2)(Q)	19,358	(71,298)	(90,656)
	13,965	09/15/21	1.604	%(S)	3 Month LIBOR(2)(Q)	65,348	(19,867)	(85,215)
	685	05/31/22	2.353	%(A)	1 Day USOIS(1)(A)	—	(15,713)	(15,713)
	4,330	02/29/24	1.520	%(S)	3 Month LIBOR(2)(Q)	—	(31,354)	(31,354)
	33,700	03/29/24	1.949	%(A)	1 Day USOIS(1)(A)	—	(624,191)	(624,191)
	610	05/15/24	1.808	%(A)	1 Day USOIS(1)(A)	—	(7,759)	(7,759)
	20,135	08/15/24	2.170	%(S)	3 Month LIBOR(1)(Q)	49,779	(517,708)	(567,487)
	14,985	11/15/24	2.334	%(S)	3 Month LIBOR(1)(Q)	46,829	(432,106)	(478,935)
	10,320	02/12/25	2.408	%(A)	1 Day USOIS(1)(A)	—	(486,919)	(486,919)
	4,710	02/28/25	2.454	%(A)	1 Day USOIS(1)(A)	—	(236,770)	(236,770)
	6,432	05/31/25	2.998	%(S)	3 Month LIBOR(1)(Q)	(4,468)	(424,188)	(419,720)
	3,575	07/31/25	2.802	%(A)	1 Day USOIS(1)(A)	—	(262,645)	(262,645)
	4,870	07/31/25	3.105	%(S)	3 Month LIBOR(1)(Q)	3,842	(399,939)	(403,781)
	16,149	07/31/25	3.109	%(S)	3 Month LIBOR(1)(Q)	1,001	(1,330,314)	(1,331,315)
	36,240	01/08/26	2.210	%(S)	3 Month LIBOR(1)(Q)	294,382	(1,139,070)	(1,433,452)
	860	01/31/26	2.236	%(S)	3 Month LIBOR(1)(Q)	—	(28,722)	(28,722)
	5,960	01/31/26	2.269	%(A)	1 Day USOIS(1)(A)	(24,421)	(268,793)	(244,372)
	8,033	02/15/27	1.824	%(A)	1 Day USOIS(1)(A)	90,939	(119,889)	(210,828)
	1,575	02/15/27	1.899	%(A)	1 Day USOIS(1)(A)	1,997	(32,618)	(34,615)
	1,325	02/15/27	1.965	%(A)	1 Day USOIS(1)(A)	—	(34,158)	(34,158)
	4,595	02/15/27	2.067	%(A)	1 Day USOIS(1)(A)	(2,908)	(154,744)	(151,836)
	1,580	05/15/27	1.823	%(A)	1 Day USOIS(1)(A)	—	(25,813)	(25,813)
	655	05/15/27	2.295	%(S)	3 Month LIBOR(1)(Q)	—	(22,500)	(22,500)
	25,041	08/15/28	2.579	%(A)	1 Day USOIS(1)(A)	(365,234)	(2,038,124)	(1,672,890)
	11,635	08/15/28	2.835	%(S)	3 Month LIBOR(1)(Q)	(50,614)	(1,016,166)	(965,552)
	290	11/15/43	2.659	%(S)	3 Month LIBOR(1)(Q)	—	(32,631)	(32,631)
	3,085	08/09/49	1.508	%(A)	1 Day USOIS(1)(A)	—	244,987	244,987

						$(35,352)	$(9,604,653)	$(9,569,301)

(1)	The Portfolio pays the fixed rate and receives the floating rate.
(2)	The Portfolio pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at December 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
Barclays US Agency CMBS Index(T)	1 Month LIBOR(M)	Barclays Bank PLC	10/01/20	16,000	$(62,445)	$—	$(62,445)

SEE NOTES TO FINANCIAL STATEMENTS.

A103

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)

On a long total return swap, the Portfolio receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Portfolio makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$—	$—	$—	$(62,445)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$9,841,260
Goldman Sachs & Co. LLC	—	149,525

Total	$—	$9,990,785

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.

Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks	$2,668,415,731	$82,932,013	$—
Exchange-Traded Fund	422,751	—	—
Preferred Stocks	611,600	672,578	—
Rights	3,852	—	—
Asset-Backed Securities
Automobiles	—	90,106,074	—
Collateralized Loan Obligations	—	131,710,153	—
Consumer Loans	—	5,760,152	—
Credit Cards	—	11,953,983	—
Equipment	—	10,274,767	—
Home Equity Loans	—	2,468,333	—
Other	—	7,082,663	—
Residential Mortgage-Backed Securities	—	20,007,329	—
Student Loans	—	34,480,387	—
Commercial Mortgage-Backed Securities	—	284,168,749	—
Corporate Bonds	—	409,036,726	—
Municipal Bonds	—	19,026,699	—
Residential Mortgage-Backed Securities	—	46,811,896	6,893,058
Sovereign Bonds	—	37,711,497	—
U.S. Government Agency Obligations	—	378,631,522	—
U.S. Treasury Obligations	—	31,943,570	—
Affiliated Mutual Funds	271,053,823	—	—
Options Purchased	—	517,516	—

Total	$2,940,507,757	$1,605,296,607	$6,893,058

SEE NOTES TO FINANCIAL STATEMENTS.

A104

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$533,735	$—	$—
OTC Forward Foreign Currency Exchange Contract	—	16,278	—
Centrally Cleared Interest Rate Swap Agreements	—	719,416	—

Total	$533,735	$735,694	$—

Liabilities
Futures Contracts	$(3,081,973)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(166,721)	—
Centrally Cleared Credit Default Swap Agreement	—	(315,209)	—
Centrally Cleared Interest Rate Swap Agreements	—	(10,288,717)	—
OTC Total Return Swap Agreement	—	(62,445)	—

Total	$(3,081,973)	$(10,833,092)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	8.7%
Commercial Mortgage-Backed Securities	6.6
Affiliated Mutual Funds (2.7% represents investments purchased with collateral from securities on loan)	6.3
Banks	6.1
Software	4.8
Pharmaceuticals	3.9
Technology Hardware, Storage & Peripherals	3.6
Interactive Media & Services	3.4
Collateralized Loan Obligations	3.0
IT Services	2.9
Semiconductors & Semiconductor Equipment	2.9
Automobiles	2.8
Health Care Equipment & Supplies	2.6
Aerospace & Defense	2.1
Oil, Gas & Consumable Fuels	2.1
Internet & Direct Marketing Retail	2.1
Insurance	1.9
Diversified Telecommunication Services	1.8
Capital Markets	1.8
Residential Mortgage-Backed Securities	1.7
Biotechnology	1.7
Chemicals	1.6
Health Care Providers & Services	1.5
Beverages	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Food Products	1.2
Media	1.1
Household Products	1.0
Electric	1.0
Specialty Retail	1.0
Food & Staples Retailing	0.9
Sovereign Bonds	0.9
Hotels, Restaurants & Leisure	0.9
Electric Utilities	0.8

Multiline Retail	0.8%
Student Loans	0.8
Diversified Financial Services	0.8
U.S. Treasury Obligations	0.7
Industrial Conglomerates	0.7
Tobacco	0.6
Consumer Finance	0.6
Communications Equipment	0.6
Oil & Gas	0.6
Machinery	0.6
Construction Materials	0.6
Building Products	0.5
Independent Power & Renewable Electricity Producers	0.5
Life Sciences Tools & Services	0.5
Auto Manufacturers	0.5
Household Durables	0.5
Telecommunications	0.5
Municipal Bonds	0.4
Entertainment	0.4
Textiles, Apparel & Luxury Goods	0.4
Pipelines	0.4
Trading Companies & Distributors	0.3
Multi-Utilities	0.3
Gas Utilities	0.3
Road & Rail	0.3
Credit Cards	0.3
Construction & Engineering	0.3
Foods	0.2
Commercial Services & Supplies	0.2
Equipment	0.2
Distributors	0.2
Retail	0.2
Healthcare-Services	0.2
Other	0.2
Electrical Equipment	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A105

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Electronic Equipment, Instruments & Components	0.2%
Airlines	0.1
Air Freight & Logistics	0.1
Consumer Loans	0.1
Real Estate Management & Development	0.1
Commercial Services	0.1
Energy Equipment & Services	0.1
Mortgage Real Estate Investment Trusts (REITs)	0.1
Professional Services	0.1
Agriculture	0.1
Gas	0.1
Multi-National	0.1
Metals & Mining	0.1
Containers & Packaging	0.1
Engineering & Construction	0.1
Healthcare-Products	0.1
Miscellaneous Manufacturing	0.1
Home Equity Loans	0.1
Semiconductors	0.1
Diversified Consumer Services	0.1
Forest Products & Paper	0.1
Transportation	0.1
Housewares	0.0	*
Wireless Telecommunication Services	0.0	*

Savings & Loans	0.0	*%
Packaging & Containers	0.0	*
Home Builders	0.0	*
Personal Products	0.0	*
Machinery-Diversified	0.0	*
Real Estate Investment Trusts (REITs)	0.0	*
Lodging	0.0	*
Mining	0.0	*
Electronics	0.0	*
Transportation Infrastructure	0.0	*
Building Materials	0.0	*
Options Purchased	0.0	*
Exchange-Traded Fund	0.0	*
Leisure Products	0.0	*
Oil & Gas Services	0.0	*
Marine	0.0	*
Paper & Forest Products	0.0	*

	105.2
Liabilities in excess of other assets	(5.2)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—		Due from/to broker-variation margin swaps	$315,209	*
Equity contracts	—	—		Due from/to broker-variation margin futures	3,068	*
Equity contracts	Unaffiliated investments	3,852		—	—
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	16,278		Unrealized depreciation on OTC forward foreign currency exchange contracts	166,721
Interest rate contracts	Due from/to broker-variation margin futures	533,735	*	Due from/to broker-variation margin futures	3,078,905	*
Interest rate contracts	Due from/to broker-variation margin swaps	719,416	*	Due from/to broker-variation margin swaps	10,288,717	*
Interest rate contracts	Unaffiliated investments	517,516		—	—
Interest rate contracts	—	—		Unrealized depreciation on OTC swap agreements	62,445

		$1,790,797			$13,915,065

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

SEE NOTES TO FINANCIAL STATEMENTS.

A106

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Currency Contracts	Forward Rate Agreements	Swaps
Credit contracts	$—	$—	$—	$—	$—	$(944,029)
Equity contracts	—	—	141,458	—	—	—
Foreign exchange contracts	—	—	—	536,428	—	—
Interest rate contracts	(774,740)	350,323	30,990,115	—	(1,053,551)	787,285

Total	$(774,740)	$350,323	$31,131,573	$536,428	$(1,053,551)	$(156,744)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)	Options Purchased(2)	Futures	Forward Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts.	$—	$—	$—	$—	$—	$(1,098,419)
Equity contracts	201	—	13,334	—	—	—
Foreign exchange contracts	—	—	—	(64,324)	—	—
Interest rate contracts	—	25,984	(9,329,679)	—	74,123	(10,798,528)

Total	$201	$25,984	$(9,316,345)	$(64,324)	$74,123	$(11,896,947)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$187,990	$1,469,800	$467,655,703	$212,591,361	$4,908,435

Forward Foreign Currency Exchange Contracts—Sold(3)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$15,706,389	$198,340,000	$372,165,031	$36,000,000

Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$6,400,000	$2,184,000

(1)	Cost.

(2)	Notional Amount in USD.

(3)	Value at Settlement Date.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A107

FLEXIBLE MANAGED PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Securities on Loan	$115,209,133	$(115,209,133)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$415,952	$—	$415,952	$(415,952)	$—
Barclays Bank PLC	101,564	(62,445)	39,119	—	39,119
Citibank, N.A.	—	(156,381)	(156,381)	—	(156,381)
HSBC Bank USA, N.A.	—	(10,340)	(10,340)	—	(10,340)
Morgan Stanley & Co. International PLC	16,278	—	16,278	—	16,278

	$533,794	$(229,166)	$304,628	$(415,952)	$(111,324)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A108

FLEXIBLE MANAGED PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $115,209,133:
Unaffiliated investments (cost $3,543,532,302)	$4,281,643,599
Affiliated investments (cost $271,029,310)	271,053,823
Cash	373,402
Foreign currency, at value (cost $184,595)	186,478
Receivable for investments sold	60,180,083
Dividends and interest receivable	10,447,520
Tax reclaim receivable	452,623
Due from broker-variation margin swaps	414,111
Unrealized appreciation on OTC forward foreign currency exchange contracts	16,278
Due from broker-variation margin futures	8,117
Receivable for Portfolio shares sold	2,353
Receivable from affiliate	974
Prepaid expenses and other assets	36,789

Total Assets	4,624,816,150

LIABILITIES
Payable for investments purchased	174,923,022
Payable to broker for collateral for securities on loan	117,441,159
Management fee payable	2,188,160
Payable for Portfolio shares repurchased	807,078
Accrued expenses and other liabilities	596,860
Due to broker-variation margin futures	549,731
Payable to affiliate	223,788
Unrealized depreciation on OTC forward foreign currency exchange contracts	166,721
Unrealized depreciation on OTC swap agreements	62,445
Affiliated transfer agent fee payable	980

Total Liabilities	296,959,944

NET ASSETS	$4,327,856,206

Net assets were comprised of:
Partners’ Equity	$4,327,856,206

Net asset value and redemption price per share, $4,327,856,206 / 126,104,682 outstanding shares of beneficial interest	$34.32

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $139,963 foreign withholding tax, of which $19,183 is reimbursable by an affiliate)	$53,319,859
Interest income (net of $1,931 foreign withholding tax)	45,815,883
Affiliated dividend income	5,900,161
Income from securities lending, net (including affiliated income of $234,519)	250,253

Total income	105,286,156

EXPENSES
Management fee	24,762,784
Shareholders’ reports	448,738
Custodian and accounting fees	440,497
Trustees’ fees	56,660
Audit fee	46,933
Legal fees and expenses	25,723
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,684
Miscellaneous	88,245

Total expenses	25,880,264

NET INVESTMENT INCOME (LOSS)	79,405,892

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(3,394,833))	146,015,598
Futures transactions	31,131,573
Forward rate agreement transactions	(1,053,551)
Forward currency contract transactions	536,428
Options written transactions	350,323
Swap agreements transactions	(156,744)
Foreign currency transactions	(63,587)

176,760,040

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $3,586,957)	507,191,436
Futures	(9,316,345)
Forward rate agreements	74,123
Forward currency contracts	(64,324)
Swap agreements	(11,896,947)
Foreign currencies	4,125

485,992,068

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	662,752,108

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$742,158,000

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$79,405,892	$72,609,431
Net realized gain (loss) on investment and foreign currency transactions	176,760,040	235,710,436
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	485,992,068	(472,582,378)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	742,158,000	(164,262,511)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [177,562 and 233,974 shares, respectively]	5,636,300	7,057,478
Portfolio shares repurchased [7,989,312 and 7,894,348 shares, respectively]	(253,479,611)	(239,041,615)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(247,843,311)	(231,984,137)

CAPITAL CONTRIBUTIONS	14,632	72,588

TOTAL INCREASE (DECREASE)	494,329,321	(396,174,060)
NET ASSETS:
Beginning of year	3,833,526,885	4,229,700,945

End of year	$4,327,856,206	$3,833,526,885

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS — 96.4%	Shares	Value
Australia — 1.9%
AGL Energy Ltd.	66,200	$952,863
Aristocrat Leisure Ltd.	105,928	2,509,685
Beach Energy Ltd.	58,000	103,174
Coca-Cola Amatil Ltd.	30,000	232,882
CSL Ltd.	25,142	4,868,454
CSR Ltd.	334,900	1,067,719
Fortescue Metals Group Ltd.	201,900	1,519,030
Harvey Norman Holdings Ltd.(a)	196,000	560,484
Inghams Group Ltd.	268,900	635,263
Lendlease Group	56,900	701,877
Macquarie Group Ltd.	47,717	4,617,544
Metcash Ltd.	412,500	742,617
Mineral Resources Ltd.	57,700	670,457
Perenti Global Ltd.	432,300	493,027
Qantas Airways Ltd.	292,200	1,463,860
Rio Tinto Ltd.	20,600	1,454,651
St. Barbara Ltd.	343,600	653,275
Stockland	200,300	649,253
Super Retail Group Ltd.	12,400	88,128

		23,984,243

Austria — 0.3%
OMV AG	33,700	1,893,711
voestalpine AG	28,800	808,108
Wienerberger AG	26,400	782,374

		3,484,193

Belgium — 0.2%
Bekaert SA	22,500	668,083
UCB SA	15,000	1,193,028

		1,861,111

Canada — 2.2%
Brookfield Asset Management, Inc. (Class A Stock)	92,906	5,369,967
Canadian National Railway Co.	58,565	5,297,933
Dollarama, Inc.	70,672	2,428,933
Magna International, Inc.	47,527	2,606,381
TC Energy Corp.	136,050	7,252,825
Toronto-Dominion Bank (The)	78,745	4,416,463

		27,372,502

China — 2.6%
Alibaba Group Holding Ltd., ADR*	72,724	15,424,760
China Merchants Bank Co. Ltd. (Class H Stock)	866,500	4,464,024
China Resources Cement Holdings Ltd.	1,234,000	1,574,422
Kingboard Holdings Ltd.	216,000	687,583
Lee & Man Paper Manufacturing Ltd.	1,049,000	796,460
NetEase, Inc., ADR	11,992	3,677,227
TAL Education Group, ADR*	16,032	772,742
Tencent Holdings Ltd.	106,100	5,106,992

		32,504,210

Denmark — 1.3%
Coloplast A/S (Class B Stock)	32,350	4,010,012

COMMON STOCKS (continued)	Shares	Value
Denmark (continued)
Danske Bank A/S	61,200	$990,530
Dfds A/S	11,300	551,092
DSV Panalpina A/S	17,087	1,968,953
Novo Nordisk A/S (Class B Stock)	76,544	4,444,469
Orsted A/S, 144A	40,240	4,165,951

		16,131,007

Finland — 0.2%
Neste OYJ	28,250	983,590
Nordea Bank Abp	83,600	675,112
UPM-Kymmene OYJ	30,100	1,043,403
Valmet OYJ	14,900	357,131

		3,059,236

France — 4.4%
Airbus SE	36,449	5,343,159
Arkema SA	11,900	1,264,548
Atos SE	11,390	951,883
AXA SA	54,100	1,524,370
BNP Paribas SA	23,200	1,379,209
Bouygues SA	27,600	1,174,566
Capgemini SE	31,908	3,898,603
Cie Generale des Etablissements Michelin SCA	9,600	1,175,582
CNP Assurances	42,800	851,860
Credit Agricole SA	78,500	1,140,223
Engie SA	82,000	1,325,600
LVMH Moet Hennessy Louis Vuitton SE	13,226	6,158,458
Natixis SA	146,400	651,231
Nexity SA	13,100	658,371
Orange SA	72,700	1,069,643
Peugeot SA	30,500	733,747
Renault SA	12,300	582,179
Safran SA	34,514	5,335,724
Sanofi	39,700	3,995,421
Societe BIC SA	700	48,672
Societe Generale SA	28,600	996,751
Sopra Steria Group	7,100	1,143,988
TOTAL SA	68,100	3,770,828
TOTAL SA, ADR	184,592	10,207,938
Valeo SA	8,300	292,499

		55,675,053

Germany — 2.3%
Allianz SE	10,200	2,499,885
Aurubis AG	10,800	666,438
Bayerische Motoren Werke AG	14,800	1,216,864
Covestro AG, 144A	26,100	1,221,224
Daimler AG	17,600	976,631
Deutsche Lufthansa AG	54,200	1,000,699
Deutsche Post AG	60,200	2,305,546
Evonik Industries AG	36,500	1,123,007
Infineon Technologies AG	163,677	3,740,397
METRO AG	46,000	736,304
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	5,000	1,474,964

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Germany (continued)
Rational AG	3,391	$2,728,442
Rheinmetall AG	9,200	1,059,430
SAP SE	30,588	4,150,221
Siemens AG	7,600	995,899
Siltronic AG	8,900	902,826
Volkswagen AG	10,600	2,067,558

		28,866,335

Hong Kong — 0.8%
AIA Group Ltd.	644,600	6,775,047
PAX Global Technology Ltd.	933,000	438,445
Skyworth Group Ltd.*	1,072,000	310,865
Tongda Group Holdings Ltd.	3,246,000	407,320
WH Group Ltd., 144A	1,291,500	1,337,590
Yue Yuen Industrial Holdings Ltd.	296,500	877,580

		10,146,847

India — 0.5%
HDFC Bank Ltd., ADR	56,484	3,579,391
Reliance Industries Ltd., 144A, GDR	49,148	2,093,422

		5,672,813

Ireland — 0.4%
Kingspan Group PLC	69,129	4,225,999
Smurfit Kappa Group PLC	35,200	1,352,345

		5,578,344

Israel — 0.3%
Bank Hapoalim BM	85,600	711,312
Check Point Software Technologies Ltd.*(a)	28,825	3,198,422

		3,909,734

Italy — 0.7%
A2A SpA	546,200	1,025,215
Enel SpA	455,800	3,619,914
Ferrari NV	7,448	1,234,158
Leonardo SpA	97,000	1,137,018
Mediobanca Banca di Credito Finanziario SpA	87,600	965,713
UnipolSai Assicurazioni SpA	253,700	736,282

		8,718,300

Japan — 6.5%
AGC, Inc.	42,400	1,514,418
Aisan Industry Co. Ltd.	68,400	493,636
Aisin Seiki Co. Ltd.	14,000	519,499
Asahi Intecc Co. Ltd.	41,500	1,213,241
Astellas Pharma, Inc.	152,500	2,605,832
Brother Industries Ltd.	34,700	714,344
Credit Saison Co. Ltd.	42,600	738,992
Daikin Industries Ltd.	26,300	3,708,374
Daiwa House Industry Co. Ltd.	31,900	986,293
EDION Corp.	3,100	34,460
Fujikura Ltd.	88,500	363,751
Hazama Ando Corp.	85,900	745,973
Hitachi Capital Corp.	28,500	748,332
Hitachi Ltd.	27,000	1,137,440

COMMON STOCKS (continued)	Shares	Value
Japan (continued)
Honda Motor Co. Ltd.	2,800	$79,257
Hoya Corp.	39,100	3,739,199
Isuzu Motors Ltd.	78,200	926,337
ITOCHU Corp.	82,800	1,922,619
Japan Airlines Co. Ltd.	35,700	1,109,872
Japan Aviation Electronics Industry Ltd.	46,000	927,829
JTEKT Corp.	50,800	599,332
Kaneka Corp.	14,800	474,647
KDDI Corp.	106,900	3,190,613
Keihin Corp.	50,600	1,182,613
Keiyo Bank Ltd. (The)	76,500	441,692
Keyence Corp.	17,200	6,055,809
Komatsu Ltd.	30,800	741,241
Konica Minolta, Inc.	113,700	738,627
Lintec Corp.	30,000	667,718
Marubeni Corp.	173,200	1,279,131
Matsumotokiyoshi Holdings Co. Ltd.	23,800	920,722
Mazda Motor Corp.	56,700	482,990
Mitsubishi Chemical Holdings Corp.	82,800	618,942
Mitsubishi Gas Chemical Co., Inc.	70,200	1,069,569
Mitsubishi UFJ Financial Group, Inc.	274,000	1,482,080
Mitsubishi UFJ Lease & Finance Co. Ltd.	165,800	1,066,955
Mitsui & Co. Ltd.	75,000	1,331,282
Mitsui Chemicals, Inc.	42,400	1,034,897
Mizuho Financial Group, Inc.	736,200	1,132,263
Nikon Corp.	45,200	552,609
Nippon Telegraph & Telephone Corp.	138,600	3,518,758
Nishi-Nippon Financial Holdings, Inc.	48,600	379,466
Nisshin Oillio Group Ltd. (The)	21,400	741,156
Nitori Holdings Co. Ltd.	13,100	2,069,211
Nomura Real Estate Holdings, Inc.	27,200	651,510
NTT DOCOMO, Inc.	24,800	690,758
Obayashi Corp.	14,800	164,600
ORIX Corp.	64,800	1,075,452
Resona Holdings, Inc.	366,600	1,598,303
Sawai Pharmaceutical Co. Ltd.	9,200	583,468
Shiseido Co. Ltd.	50,600	3,595,566
SKY Perfect JSAT Holdings, Inc.	151,000	670,867
SMC Corp.	8,400	3,832,783
Sompo Holdings, Inc.	33,400	1,309,210
Sumitomo Corp.	109,000	1,616,134
Sumitomo Forestry Co. Ltd.	50,100	739,674
Sumitomo Heavy Industries Ltd.	32,300	918,511
Sumitomo Mitsui Financial Group, Inc.	40,900	1,506,799
Teijin Ltd.	67,300	1,259,443
Toagosei Co. Ltd.	28,700	330,726
Toho Holdings Co. Ltd.	12,400	274,886
Towa Pharmaceutical Co. Ltd.	28,200	732,859
Toyo Tire Corp.	27,900	400,611
Toyoda Gosei Co. Ltd.	33,200	829,978
Toyota Motor Corp.	15,730	1,108,804
Tsubakimoto Chain Co.	17,000	598,234
Ube Industries Ltd.	30,100	652,653
Ulvac, Inc.	17,900	706,918
Yokohama Rubber Co. Ltd. (The)	45,000	874,614

		82,725,382

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Luxembourg — 0.1%
Tenaris SA	122,176	$1,379,907

Macau — 0.2%
Galaxy Entertainment Group Ltd.	405,000	2,986,812

Netherlands — 2.2%
ABN AMRO Bank NV, 144A, CVA	45,300	825,816
Adyen NV, 144A*	3,332	2,733,847
Aegon NV	215,700	985,807
ING Groep NV	79,200	951,680
Koninklijke Ahold Delhaize NV	95,900	2,397,126
Koninklijke Philips NV	87,131	4,261,011
NN Group NV	27,800	1,055,427
NXP Semiconductors NV	85,636	10,898,037
Royal Dutch Shell PLC (Class B Stock)	69,700	2,074,604
Signify NV, 144A	46,800	1,463,822

		27,647,177

New Zealand — 0.1%
Air New Zealand Ltd.	485,600	959,763

Norway — 0.3%
DNB ASA	68,200	1,274,873
Equinor ASA	55,200	1,102,187
Leroy Seafood Group ASA	170,000	1,129,851

		3,506,911

Portugal — 0.1%
Altri SGPS SA	102,400	655,806

Singapore — 0.1%
DBS Group Holdings Ltd.	62,300	1,199,866
Venture Corp. Ltd.	3,000	36,279

		1,236,145

South Africa — 0.0%
Investec PLC	79,700	469,419

Spain — 1.0%
ACS Actividades de Construccion y
Servicios SA	83,782	3,358,279
Amadeus IT Group SA	51,805	4,234,920
Banco Santander SA	199,500	836,707
Iberdrola SA	55,600	574,129
Mapfre SA	494,400	1,310,043
Repsol SA	117,700	1,845,454
Telefonica SA	142,000	992,944

		13,152,476

Sweden — 1.2%
Atlas Copco AB (Class A Stock)	121,496	4,844,708
Boliden AB	35,400	940,543
Electrolux AB (Class B Stock)	37,400	917,506
Hexagon AB (Class B Stock)	69,586	3,895,977
Sandvik AB	45,200	880,297
SKF AB (Class B Stock)	70,400	1,422,308
Swedbank AB (Class A Stock)	18,400	273,725
Volvo AB (Class B Stock)	133,200	2,228,943

		15,404,007

Switzerland — 2.7%
Adecco Group AG	15,300	967,026

COMMON STOCKS (continued)	Shares	Value
Switzerland (continued)
Baloise Holding AG	6,000	$1,084,988
Credit Suisse Group AG*	136,900	1,847,828
Helvetia Holding AG	4,600	650,635
Landis+Gyr Group AG*	7,900	820,766
Lonza Group AG*	14,274	5,208,528
Partners Group Holding AG(a)	4,551	4,179,716
Roche Holding AG	19,200	6,230,415
Sika AG	18,243	3,428,830
Swiss Life Holding AG	3,400	1,707,533
Swiss Re AG	14,000	1,572,047
Temenos AG*	22,763	3,613,927
UBS Group AG*	100,600	1,270,242
Zurich Insurance Group AG	4,700	1,927,984

		34,510,465

Taiwan — 0.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	653,000	7,249,518

United Kingdom — 5.4%
3i Group PLC	117,200	1,708,501
Abcam PLC	51,636	925,419
Ashtead Group PLC	35,200	1,127,312
Aviva PLC	164,200	915,959
Babcock International Group PLC	113,300	944,822
BAE Systems PLC	286,300	2,142,633
Barclays PLC.	373,500	891,555
Barratt Developments PLC	61,900	614,917
Bellway PLC	13,600	686,306
Bovis Homes Group PLC	37,300	672,536
BP PLC	361,100	2,264,499
British American Tobacco PLC	49,500	2,121,372
BT Group PLC	455,900	1,162,460
Centrica PLC	457,200	541,193
CK Hutchison Holdings Ltd.	160,300	1,529,784
Compass Group PLC	148,216	3,718,928
Crest Nicholson Holdings PLC	143,814	823,099
Debenhams PLC*^	228,400	30
Diageo PLC	88,111	3,743,601
Dialog Semiconductor PLC*	1,900	96,542
Experian PLC	148,184	5,010,686
GlaxoSmithKline PLC	145,300	3,427,328
Go-Ahead Group PLC (The)	34,500	1,014,196
Imperial Brands PLC	56,400	1,404,763
Inchcape PLC	66,600	623,851
International Consolidated Airlines Group SA	150,000	1,242,857
J Sainsbury PLC	405,100	1,234,633
Keller Group PLC	48,200	479,072
Kingfisher PLC	357,200	1,026,918
Legal & General Group PLC	302,800	1,224,836
Lloyds Banking Group PLC	1,666,000	1,383,051
London Stock Exchange Group PLC	44,406	4,572,184
Marks & Spencer Group PLC	279,900	797,306
National Express Group PLC	114,300	711,963
Paragon Banking Group PLC	105,900	759,186
Premier Foods PLC*	357,756	179,647
QinetiQ Group PLC	137,800	652,607
Redrow PLC	77,600	767,540

SEE NOTES TO FINANCIAL STATEMENTS.

A112

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United Kingdom (continued)
RELX PLC	172,160	$4,347,941
Royal Mail PLC	120,900	362,424
Segro PLC, REIT	329,095	3,920,784
St. James’s Place PLC	126,590	1,960,023
Tate & Lyle PLC	141,000	1,422,242
Taylor Wimpey PLC	263,400	678,667
Tesco PLC	518,400	1,754,191
Vesuvius PLC	81,100	536,740

		68,127,104

United States — 57.8%
AbbVie, Inc.	45,609	4,038,221
Adobe, Inc.*	23,572	7,774,281
Alphabet, Inc. (Class C Stock)*	9,994	13,362,178
Amazon.com, Inc.*	8,962	16,560,342
American International Group, Inc.	172,391	8,848,830
Amphenol Corp. (Class A Stock)	99,543	10,773,539
Applied Materials, Inc.	95,503	5,829,503
Autodesk, Inc.*	76,178	13,975,616
AXA Equitable Holdings, Inc.	106,580	2,641,052
Becton, Dickinson & Co.	13,210	3,592,724
Boeing Co. (The)	16,953	5,522,609
Booking Holdings, Inc.*	4,960	10,186,501
Brown-Forman Corp. (Class B Stock)(a)	150,985	10,206,586
Bunge Ltd.	57,369	3,301,586
BWX Technologies, Inc.	103,542	6,427,887
Carnival Corp.(a)	65,068	3,307,406
CenterPoint Energy, Inc.	84,444	2,302,788
CF Industries Holdings, Inc.	78,981	3,770,553
Charles Schwab Corp. (The)	51,818	2,464,464
Chubb Ltd.	54,701	8,514,758
Cintas Corp.	42,798	11,516,086
Cisco Systems, Inc.	116,885	5,605,805
Citigroup, Inc.	28,812	2,301,791
Cognizant Technology Solutions Corp. (Class A Stock)	28,495	1,767,260
Comcast Corp. (Class A Stock)	108,802	4,892,826
Conagra Brands, Inc.(a)	103,867	3,556,406
Costco Wholesale Corp.	29,121	8,559,244
CVS Health Corp.	93,749	6,964,613
Danaher Corp.	67,046	10,290,220
DexCom, Inc.*	58,429	12,780,759
Dow, Inc.	38,188	2,090,029
DuPont de Nemours, Inc.	55,346	3,553,213
Edison International	61,661	4,649,856
Edwards Lifesciences Corp.*	40,499	9,448,012
Electronic Arts, Inc.*	111,968	12,037,680
EQT Corp.	54,136	590,082
Equitrans Midstream Corp.(a)	42,278	564,834
Estee Lauder Cos., Inc. (The) (Class A Stock)	59,618	12,313,502
Evergy, Inc.	31,863	2,073,963
Exxon Mobil Corp.	89,479	6,243,845
Fifth Third Bancorp	213,743	6,570,460
Fortive Corp.	144,401	11,030,792
Fortune Brands Home & Security, Inc.	42,247	2,760,419
Fox Corp. (Class B Stock)	108,636	3,954,350
Franklin Resources, Inc.	61,798	1,605,512

COMMON STOCKS (continued)	Shares	Value
United States (continued)
General Electric Co.	884,796	$9,874,323
Genpact Ltd.	254,383	10,727,331
Gilead Sciences, Inc.	43,493	2,826,175
Hologic, Inc.*	68,439	3,573,200
Illinois Tool Works, Inc.	18,637	3,347,764
Illumina, Inc.*	29,827	9,894,809
International Paper Co.	103,482	4,765,346
Intuit, Inc.	44,419	11,634,669
Intuitive Surgical, Inc.*	22,541	13,325,112
Johnson & Johnson	59,295	8,649,362
Johnson Controls International PLC	65,994	2,686,616
JPMorgan Chase & Co.	108,492	15,123,785
Kimberly-Clark Corp.	39,718	5,463,211
Kohl’s Corp.(a)	21,306	1,085,541
L3Harris Technologies, Inc.	31,123	6,158,308
Las Vegas Sands Corp.	38,035	2,625,936
Loews Corp.	18,723	982,770
Lululemon Athletica, Inc.*	5,118	1,185,687
Marsh & McLennan Cos., Inc.	46,567	5,188,029
Mattel, Inc.*(a)	55,303	749,356
Medtronic PLC.	80,502	9,132,952
Merck & Co., Inc.	24,725	2,248,739
MetLife, Inc.	91,388	4,658,046
Microsoft Corp.	168,866	26,630,168
Morgan Stanley	177,269	9,061,991
News Corp. (Class A Stock)	183,200	2,590,448
NextEra Energy, Inc.	21,513	5,209,588
Nielsen Holdings PLC	111,147	2,256,284
Occidental Petroleum Corp.	117,770	4,853,302
PayPal Holdings, Inc.*	110,161	11,916,115
PepsiCo, Inc.	18,592	2,540,969
Perrigo Co. PLC(a)	53,862	2,782,511
Pfizer, Inc.	153,549	6,016,050
Philip Morris International, Inc.	66,576	5,664,952
Pioneer Natural Resources Co.	22,205	3,361,171
QUALCOMM, Inc.	91,894	8,107,808
Raytheon Co.	18,378	4,038,382
Roper Technologies, Inc.	38,157	13,516,354
salesforce.com, Inc.*	62,792	10,212,491
SBA Communications Corp.	63,080	15,201,649
Sempra Energy	11,600	1,757,168
Sherwin-Williams Co. (The)	24,382	14,227,872
Signature Bank	17,235	2,354,473
SL Green Realty Corp.	35,960	3,304,005
Southern Co. (The)	149,611	9,530,221
Southwest Airlines Co.	79,372	4,284,501
State Street Corp.	50,568	3,999,929
Stericycle, Inc.*(a)	31,439	2,006,123
TE Connectivity Ltd.	29,199	2,798,432
Texas Instruments, Inc.	35,503	4,554,680
Thermo Fisher Scientific, Inc.	53,873	17,501,722
TJX Cos., Inc. (The)	169,425	10,345,090
Tyson Foods, Inc. (Class A Stock)	100,264	9,128,035
U.S. Bancorp	77,956	4,622,011
United Parcel Service, Inc. (Class B Stock)	59,858	7,006,977
Verizon Communications, Inc.	125,092	7,680,649
Visa, Inc. (Class A Stock)(a)	87,249	16,394,087
Walmart, Inc.	40,619	4,827,162

SEE NOTES TO FINANCIAL STATEMENTS.

A113

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
United States (continued)
Walt Disney Co. (The)	21,151	$3,059,069
Wells Fargo & Co.	275,313	14,811,839
Weyerhaeuser Co.	172,073	5,196,605
Zimmer Biomet Holdings, Inc.	21,251	3,180,850
Zoetis, Inc.	131,243	17,370,011

		730,931,794

TOTAL COMMON STOCKS (cost $826,503,207)		1,217,906,614

PREFERRED STOCKS — 0.4%
United States
Becton, Dickinson & Co., Series A, CVT, 6.125%	13,865	907,603
Sempra Energy, Series A, CVT, 6.000%	21,874	2,625,318
Sempra Energy, Series B, CVT, 6.750%(a)	4,673	556,414
Southern Co. (The), CVT, 6.750%	29,319	1,580,294

TOTAL PREFERRED STOCKS (cost $4,858,026)		5,669,629

	Units

RIGHTS* — 0.0%
Spain
Repsol SA, expiring 01/10/20 (cost $55,581)	117,700	55,846

TOTAL LONG-TERM INVESTMENTS (cost $831,416,814)		1,223,632,089

	Shares	Value

SHORT-TERM INVESTMENTS — 6.5%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	35,350,796	$35,350,796
PGIM Institutional Money Market Fund (cost $46,457,517; includes $46,389,754 of cash collateral for securities on loan)(b)(w)	46,457,268	46,466,559

TOTAL SHORT-TERM INVESTMENTS (cost $81,808,313)		81,817,355

TOTAL INVESTMENTS — 103.3% (cost $913,225,127)		1,305,449,444
Liabilities in excess of other assets — (3.3)%		(41,761,248)

NET ASSETS — 100.0%		$1,263,688,196

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $30 and 0.0% of net assets.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $45,313,367; cash collateral of $46,389,754 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$23,984,243	$—
Austria	—	3,484,193	—
Belgium	—	1,861,111	—
Canada	27,372,502	—	—
China	19,874,729	12,629,481	—
Denmark	—	16,131,007	—
Finland	—	3,059,236	—
France	10,207,938	45,467,115	—
Germany	—	28,866,335	—
Hong Kong	—	10,146,847	—
India	3,579,391	2,093,422	—
Ireland	—	5,578,344	—

SEE NOTES TO FINANCIAL STATEMENTS.

A114

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Israel	$3,198,422	$711,312	$—
Italy	—	8,718,300	—
Japan	—	82,725,382	—
Luxembourg	—	1,379,907	—
Macau	—	2,986,812	—
Netherlands	10,898,037	16,749,140	—
New Zealand	—	959,763	—
Norway	—	3,506,911	—
Portugal	—	655,806	—
Singapore	—	1,236,145	—
South Africa	—	469,419	—
Spain	—	13,152,476	—
Sweden	—	15,404,007	—
Switzerland	—	34,510,465	—
Taiwan	—	7,249,518	—
United Kingdom	—	68,127,074	30
United States	730,931,794	—	—
Preferred Stocks
United States	5,669,629	—	—
Rights
Spain	55,846	—	—
Affiliated Mutual Funds	81,817,355	—	—

Total	$893,605,643	$411,843,771	$30

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Affiliated Mutual Funds (3.7% represents investments purchased with collateral from securities on loan)	6.5%
Banks	6.4
Software	6.3
Health Care Equipment & Supplies	6.2
Pharmaceuticals	4.9
Insurance	4.5
IT Services	4.1
Oil, Gas & Consumable Fuels	3.9
Semiconductors & Semiconductor Equipment	3.4
Capital Markets	3.3
Internet & Direct Marketing Retail	3.3
Chemicals	2.8
Aerospace & Defense	2.8
Machinery	2.6
Life Sciences Tools & Services	2.6
Electric Utilities	2.5
Equity Real Estate Investment Trusts (REITs)	2.2
Electronic Equipment, Instruments & Components	2.2
Industrial Conglomerates	2.2
Food Products	1.7
Food & Staples Retailing	1.7
Interactive Media & Services	1.5
Entertainment	1.4
Beverages	1.3
Personal Products	1.3
Hotels, Restaurants & Leisure	1.2

Commercial Services & Supplies	1.2%
Diversified Telecommunication Services	1.2
Building Products	1.1
Specialty Retail	1.1
Biotechnology	1.0
Professional Services	1.0
Media	1.0
Air Freight & Logistics	1.0
Multi-Utilities	0.8
Airlines	0.8
Automobiles	0.8
Tobacco	0.7
Textiles, Apparel & Luxury Goods	0.7
Metals & Mining	0.7
Auto Components	0.6
Road & Rail	0.6
Trading Companies & Distributors	0.5
Health Care Providers & Services	0.5
Household Durables	0.5
Containers & Packaging	0.5
Construction & Engineering	0.5
Communications Equipment	0.4
Household Products	0.4
Multiline Retail	0.4
Diversified Financial Services	0.4
Wireless Telecommunication Services	0.3
Construction Materials	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A115

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Real Estate Management & Development	0.3%
Paper & Forest Products	0.3
Consumer Finance	0.2
Technology Hardware, Storage & Peripherals	0.2
Electrical Equipment	0.1
Energy Equipment & Services	0.1
Diversified Consumer Services	0.1
Thrifts & Mortgage Finance	0.1
Leisure Products	0.1

Distributors	0.0	*%
Marine	0.0	*

	103.3
Liabilities in excess of other assets	(3.3)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$55,846	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$42,020

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(2)
Equity contracts	$1,058

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

SEE NOTES TO FINANCIAL STATEMENTS.

A116

GLOBAL PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$45,313,367	$(45,313,367)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A117

GLOBAL PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $45,313,367:
Unaffiliated investments (cost $831,416,814)	$1,223,632,089
Affiliated investments (cost $81,808,313)	81,817,355
Foreign currency, at value (cost $4,446,417)	4,473,990
Cash	13,011
Tax reclaim receivable	1,917,656
Receivable for investments sold	1,587,230
Dividends and interest receivable	1,178,191
Receivable from affiliate	3,282
Receivable for Portfolio shares sold	263
Prepaid expenses and other assets	8,664

Total Assets	1,314,631,731

LIABILITIES
Payable to broker for collateral for securities on loan	46,389,754
Payable for investments purchased	2,491,470
Payable to affiliate	868,812
Management fee payable	759,815
Accrued expenses and other liabilities	240,709
Payable for Portfolio shares repurchased	191,995
Affiliated transfer agent fee payable	980

Total Liabilities	50,943,535

NET ASSETS	$1,263,688,196

Net assets were comprised of:
Partners’ Equity	$1,263,688,196

Net asset value and redemption price per share, $1,263,688,196 / 30,454,972 outstanding shares of beneficial interest	$41.49

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $1,471,487 foreign withholding tax, of which $135,890 is reimbursable by an affiliate)	$24,163,109
Affiliated dividend income	813,008
Income from securities lending, net (including affiliated income of $109,841)	208,435

Total income	25,184,552

EXPENSES
Management fee	8,681,603
Custodian and accounting fees	295,398
Shareholders’ reports	127,924
Audit fee	28,800
Trustees’ fees	23,000
Legal fees and expenses	15,877
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,680
Miscellaneous	52,334

Total expenses	9,235,616
Less: Fee waiver and/or expense reimbursement .	(371,624)

Net expenses	8,863,992

NET INVESTMENT INCOME (LOSS)	16,320,560

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $1,109)	49,111,917
Foreign currency transactions	(67,538)

49,044,379

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $9,590)	235,268,768
Foreign currencies	37,077

235,305,845

NET GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS	284,350,224

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$300,670,784

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$16,320,560	$15,130,916
Net realized gain (loss) on investment and foreign currency transactions	49,044,379	72,526,568
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	235,305,845	(166,392,080)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	300,670,784	(78,734,596)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [589,747 and 414,359 shares, respectively]	22,043,834	14,682,656
Portfolio shares repurchased [1,764,963 and 1,780,900 shares, respectively]	(65,786,251)	(62,730,947)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(43,742,417)	(48,048,291)

CAPITAL CONTRIBUTIONS	85,664	520,841

TOTAL INCREASE (DECREASE)	257,014,031	(126,262,046)
NET ASSETS:
Beginning of year	1,006,674,165	1,132,936,211

End of year	$1,263,688,196	$1,006,674,165

SEE NOTES TO FINANCIAL STATEMENTS.

A118

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS — 99.0%

ASSET-BACKED SECURITIES — 10.1%
Collateralized Loan Obligations
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)
3.301%(c)	01/16/30	250	$250,580
Battalion CLO Ltd. (Cayman Islands),
Series 2016-10A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.186%(c)	01/24/29	500	500,147
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)
2.974%(c)	05/17/31	1,500	1,484,016
BlueMountain CLO Ltd. (Cayman Islands),
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 1.330% (Cap N/A, Floor 0.000%)
3.331%(c)	04/13/27	1,215	1,215,369
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands),
Series 2015-05A, Class A1R, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)
3.286%(c)	01/20/32	750	750,911
Catamaran CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.213%(c)	04/22/30	2,000	1,996,888
Elevation CLO Ltd. (Cayman Islands),
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)
3.221%(c)	07/15/30	2,000	1,994,663
ICG US CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)
3.214%(c)	10/23/29	500	500,053
Mountain View CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.440% (Cap N/A, Floor 1.440%)
3.441%(c)	04/15/29	2,000	2,004,767
OCP CLO Ltd. (Cayman Islands),
Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)
3.261%(c)	07/15/30	250	250,006
OZLM Ltd. (Cayman Islands),
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.186%(c)	10/30/30	3,750	3,741,236
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.480% (Cap N/A, Floor 1.480%)
3.390%(c)	05/15/32	2,000	1,999,793
Regatta Funding Ltd. (Cayman Islands),
Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.252%(c)	10/17/30	1,000	998,056
Sound Point CLO Ltd. (Cayman Islands),
Series 2014-03RA, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 1.250%)
3.184%(c)	10/23/31	1,000	992,647

Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (continued)
Collateralized Loan Obligations (continued)
Series 2019-01A, Class A, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 1.370%)
3.336%(c)	01/20/32	1,000	$994,396
Trimaran Cavu Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.460% (Cap N/A, Floor 1.460%)
3.426%(c)	07/20/32	2,500	2,493,102
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)
3.216%(c)	10/20/29	2,000	1,999,812

TOTAL ASSET-BACKED SECURITIES (cost $24,170,386)			24,166,442

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.6%
Barclays Commercial Mortgage Trust,
Series 2019-C04, Class A4
2.661%	08/15/52	3,000	2,997,970
CD Mortgage Trust,
Series 2019-CD08, Class A3
2.657%	08/15/57	4,000	4,000,979
Fannie Mae-Aces,
Series 2012-M02, Class A2
2.717%	02/25/22	130	130,738
Series 2015-M08, Class AB2
2.829%(cc)	01/25/25	631	647,202
Series 2015-M10, Class A2
3.092%(cc)	04/25/27	1,600	1,680,700
Series 2015-M17, Class A2
2.934%(cc)	11/25/25	1,500	1,552,662
Series 2016-M11, Class A2
2.369%(cc)	07/25/26	1,200	1,204,428
Series 2016-M13, Class A2
2.483%(cc)	09/25/26	2,100	2,128,064
Series 2018-M14, Class A1
3.578%(cc)	08/25/28	927	988,746
Series 2019-M01, Class A2
3.555%(cc)	09/25/28	1,100	1,187,541
FHLMC Multifamily Structured Pass-Through Certificates,
Series K008, Class X1, IO
1.479%(cc)	06/25/20	14,220	18,822
Series K019, Class X1, IO
1.591%(cc)	03/25/22	15,538	424,098
Series K020, Class X1, IO
1.373%(cc)	05/25/22	8,160	205,920
Series K021, Class X1, IO
1.425%(cc)	06/25/22	8,820	241,942
Series K025, Class X1, IO
0.820%(cc)	10/25/22	24,694	454,276
Series K060, Class AM
3.300%(cc)	10/25/26	1,930	2,036,390
Series K064, Class AM
3.327%(cc)	03/25/27	1,100	1,165,020
Series K068, Class AM
3.315%	08/25/27	1,700	1,795,798

SEE NOTES TO FINANCIAL STATEMENTS.

A119

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Series K076, Class AM
3.900%	04/25/28	425	$466,545
Series K077, Class A2
3.850%(cc)	05/25/28	900	989,246
Series K077, Class AM
3.850%(cc)	05/25/28	180	197,013
Series K078, Class AM
3.920%	06/25/28	525	577,406
Series K079, Class AM
3.930%	06/25/28	675	742,861
Series K080, Class AM
3.986%(cc)	07/25/28	1,900	2,099,208
Series K081, Class AM
3.900%(cc)	08/25/28	1,500	1,648,478
Series K083, Class A2
4.050%(cc)	09/25/28	625	697,237
Series K083, Class AM
4.030%(cc)	10/25/28	250	277,170
Series K084, Class AM
3.880%(cc)	10/25/28	1,300	1,427,516
Series K085, Class AM
4.060%(cc)	10/25/28	650	722,193
Series K086, Class A2
3.859%(cc)	11/25/28	1,400	1,543,248
Series K086, Class AM
3.919%(cc)	12/25/28	200	220,230
Series K087, Class AM
3.832%(cc)	12/25/28	200	219,024
Series K088, Class AM
3.761%(cc)	01/25/29	520	567,251
Series K090, Class AM
3.492%(cc)	03/25/29	800	858,473
Series K091, Class AM
3.566%	03/25/29	850	917,150
Series K151, Class A3
3.511%	04/25/30	400	427,355
Series K1514, Class A2
2.859%	10/25/34	2,300	2,329,680
Series K157, Class A2
3.990%(cc)	05/25/33	1,700	1,917,543
Series K158, Class A2
3.900%(cc)	12/25/30	700	783,728
Series KC03, Class A2
3.499%	01/25/26	650	688,617
Series W5FX, Class AFX
3.214%(cc)	04/25/28	1,100	1,165,864

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $42,521,008)			44,344,332

CORPORATE BONDS — 1.2%
Diversified Financial Services
Private Export Funding Corp.,
Sr. Unsec’d. Notes, 144A
2.650%	02/16/21	1,655	1,668,007

Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Private Export Funding Corp., (continued)
U.S. Gov’t. Gtd. Notes, Series BB
4.300%	12/15/21	1,255	$1,312,677

TOTAL CORPORATE BONDS (cost $2,968,820)			2,980,684

RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.3%
Government National Mortgage Assoc.,
Series 2015-143, Class WA
4.000%	10/20/45	504	537,707
Merrill Lynch Mortgage Investors Trust,
Series 2003-E, Class A1, 1 Month LIBOR + 0.620% (Cap 11.750%, Floor 0.310%)
2.412%(c)	10/25/28	15	14,717
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3
4.389%(cc)	02/25/34	69	69,293

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $615,518)			621,717

U.S. GOVERNMENT AGENCY OBLIGATIONS — 40.5%
Fannie Mae Strips Principal, MTN
2.001%(s)	10/08/27	400	333,227
Federal Home Loan Bank
3.250%	11/16/28	1,025	1,121,035
Federal Home Loan Mortgage Corp.
2.000%	01/01/32	276	273,699
2.500%	03/01/30	494	501,043
3.000%	06/01/29	351	361,630
3.000%	01/01/37	738	757,985
3.000%	06/01/45	484	497,903
3.500%	12/01/32	647	672,730
3.500%	07/01/42	619	652,510
3.500%	10/01/42	993	1,046,292
3.500%	08/01/43	1,128	1,188,475
3.500%	09/01/45	451	473,842
3.500%	10/01/45	528	552,457
3.500%	02/01/47	480	500,955
3.500%	03/01/48	1,547	1,595,170
4.000%	06/01/26	46	48,075
4.000%	09/01/26	173	181,196
4.000%	09/01/40	359	385,602
4.000%	12/01/40	368	395,116
4.000%	12/01/40	393	421,684
4.000%	11/01/43	677	722,915
4.500%	09/01/39	1,266	1,380,192
4.500%	08/01/48	748	790,472
5.000%	06/01/33	266	292,586
5.000%	05/01/34	251	278,012
5.500%	05/01/37	49	54,381
5.500%	02/01/38	170	190,036
5.500%	05/01/38	71	79,921
6.000%	09/01/34	70	77,963
6.000%	01/01/37	75	85,579
6.000%	09/01/38	48	54,590
6.000%	08/01/39	58	67,171

SEE NOTES TO FINANCIAL STATEMENTS.

A120

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
6.250%	07/15/32	30	$43,102
6.500%	09/01/32	24	26,121
Federal National Mortgage Assoc.
2.000%	08/01/31	264	261,345
2.500%	03/01/24	79	80,048
2.500%	06/01/28	1,559	1,577,979
2.500%	06/01/34	746	752,435
2.500%	11/01/34	149	150,154
2.500%	02/01/43	184	184,686
2.500%	12/01/46	655	652,749
2.500%	09/01/49	363	358,863
2.500%	12/01/49	997	986,458
3.000%	08/01/28	809	831,614
3.000%	02/01/31	955	981,444
3.000%	11/01/36	684	702,780
3.000%	03/01/43	907	932,642
3.000%	07/01/43	816	842,223
3.000%	07/01/43	992	1,020,512
3.000%	11/01/46	415	424,352
3.000%	12/01/47	1,229	1,260,233
3.500%	TBA	3,500	3,600,275
3.500%	07/01/31	967	1,012,201
3.500%	02/01/33	196	204,108
3.500%	06/01/39	259	272,629
3.500%	04/01/42	437	460,229
3.500%	06/01/42	765	796,022
3.500%	07/01/42	515	541,869
3.500%	07/01/42	821	864,476
3.500%	06/01/45	1,780	1,860,838
3.500%	07/01/46	879	916,127
3.500%	12/01/46	396	413,313
3.500%	12/01/46	949	998,888
4.000%	09/01/40	1,333	1,429,067
4.000%	06/01/42	980	1,049,530
4.000%	09/01/44	699	743,168
4.000%	09/01/44	1,116	1,187,056
4.000%	04/01/45	651	690,562
4.000%	07/01/45	633	671,412
4.000%	10/01/45	831	880,635
4.000%	10/01/46	295	311,107
4.000%	02/01/47	384	405,501
4.000%	06/01/47	510	536,035
4.000%	07/01/47	558	586,971
4.000%	10/01/47	1,493	1,569,473
4.000%	11/01/47	401	421,319
4.000%	11/01/47	706	742,598
4.000%	12/01/48	1,647	1,715,221
4.500%	05/01/40	1,904	2,068,789
4.500%	04/01/42	689	747,923
4.500%	01/01/49	512	540,973
5.000%	12/01/31	26	28,500
5.000%	03/01/34	302	331,563
5.000%	06/01/35	133	147,474
5.000%	07/01/35	67	74,563
5.000%	05/01/36	90	99,575
5.500%	02/01/34	209	234,507
5.500%	09/01/34	233	260,911
5.500%	02/01/35	230	258,028

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
5.500%	06/01/35	35		$39,334
5.500%	06/01/35	108		121,339
5.500%	09/01/35	39		43,145
5.500%	09/01/35	101		112,716
5.500%	10/01/35	233		261,222
5.500%	11/01/35	126		141,309
5.500%	11/01/35	335		375,621
5.500%	11/01/35	402		450,615
6.000%	05/01/21	7		7,126
6.000%	12/01/33	10		11,010
6.000%	02/01/34	103		116,123
6.000%	08/01/34	—	(r)	427
6.000%	11/01/34	1		564
6.000%	11/01/34	1		1,049
6.000%	12/01/34	1		964
6.000%	01/01/35	21		21,974
6.000%	01/01/36	60		66,931
6.000%	05/01/38	40		45,715
6.500%	07/01/32	166		191,463
6.500%	08/01/32	68		77,930
6.500%	10/01/32	234		270,863
6.500%	10/01/37	105		123,037
6.625%	11/15/30	435		619,464
7.000%	12/01/31	1		538
7.000%	12/01/31	75		88,025
7.000%	01/01/36	16		18,635
8.000%	10/01/23	—	(r)	124
8.000%	09/01/24	1		902
8.000%	11/01/24	1		1,019
8.000%	01/01/26	—	(r)	279
9.000%	02/01/25	7		7,763
9.000%	04/01/25	3		3,864
Government National Mortgage Assoc.
2.500%	12/20/46	255		256,981
3.000%	03/15/45	1,382		1,426,727
3.000%	09/20/46	1,367		1,410,126
3.000%	10/20/46	340		351,059
3.000%	04/20/47	1,426		1,469,642
3.000%	12/20/48	944		973,014
3.500%	TBA	6,000		6,184,200
3.500%	01/20/43	982		1,034,327
3.500%	04/20/43	482		506,345
3.500%	03/20/45	819		854,967
3.500%	04/20/45	685		714,578
3.500%	04/20/46	1,143		1,191,797
3.500%	07/20/46	1,761		1,836,235
3.500%	07/20/48	1,754		1,818,145
3.500%	01/20/49	777		806,725
4.000%	06/15/40	164		173,634
4.000%	08/20/46	659		691,444
4.000%	11/20/46	410		430,111
4.000%	09/20/47	706		738,803
4.000%	02/20/49	1,457		1,517,355
4.500%	02/20/41	476		511,762
4.500%	03/20/41	408		438,333
4.500%	06/20/44	305		328,895
4.500%	09/20/46	389		419,734
4.500%	11/20/46	785		847,157

SEE NOTES TO FINANCIAL STATEMENTS.

A121

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
4.500%	01/20/47	97		$104,099
5.000%	07/15/33	131		142,497
5.000%	09/15/33	194		211,268
5.000%	04/15/34	79		83,824
5.000%	10/20/48	288		303,369
5.500%	03/15/34	252		281,773
5.500%	03/15/36	57		63,478
6.500%	07/15/32	17		18,776
6.500%	08/15/32	2		2,253
6.500%	08/15/32	3		3,414
6.500%	08/15/32	11		12,731
6.500%	08/15/32	79		90,263
7.000%	05/15/23	3		2,666
7.000%	06/15/23	1		695
7.000%	06/15/23	3		3,339
7.000%	06/15/23	7		7,852
7.000%	07/15/23	—	(r)	436
7.000%	07/15/23	9		9,708
7.000%	08/15/23	2		1,746
7.000%	08/15/23	5		4,729
7.000%	09/15/23	1		1,028
7.000%	10/15/23	2		2,027
7.000%	10/15/23	2		2,243
7.000%	11/15/23	2		2,479
7.000%	11/15/23	6		6,449
7.000%	01/15/24	40		43,224
7.000%	05/15/24	32		33,819
7.000%	08/15/28	37		40,437
7.500%	12/15/25	3		3,188
7.500%	12/15/25	25		26,819
7.500%	02/15/26	5		4,881
8.500%	09/15/24	43		44,921
8.500%	04/15/25	5		5,230
Israel Government, USAID Bond, Gov’t. Gtd. Notes
2.744%(s)	08/15/23	145		134,173
2.923%(s)	11/15/25	450		393,603
2.961%(s)	05/15/26	440		379,807
2.997%(s)	02/15/26	325		282,127
3.040%(s)	11/15/26	400		339,679
3.329%(s)	05/15/25	555		492,269
5.500%	09/18/33	300		409,794
Residual Funding Corp. Strips Principal, Bonds, PO
2.260%(s)	01/15/30	160		126,286
3.168%(s)	04/15/30	2,305		1,809,738
Resolution Funding Corp., Strips Interest, Bonds
2.197%(s)	01/15/30	140		109,636
2.433%(s)	04/15/28	200		162,046
2.477%(s)	01/15/29	300		236,317
3.657%(s)	04/15/30	500		388,483
Tennessee Valley Authority, Sr. Unsec’d. Notes
2.875%	02/01/27	175		184,082
5.880%	04/01/36	230		324,659
6.750%	11/01/25	510		644,852
7.125%	05/01/30	530		765,513

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $94,567,643)				96,679,531

Interest Rate	Maturity Date		Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS — 28.3%
U.S. Treasury Bonds
2.875%	05/15/43	(k)	8,940	$9,743,203
3.125%	02/15/43		1,530	1,735,594
3.625%	08/15/43		10,435	12,800,810
3.750%	11/15/43		16,690	20,878,147
U.S. Treasury Notes
1.750%	12/31/24		100	100,273
U.S. Treasury Strips Coupon
1.982%(s)	08/15/39		4,440	2,761,298
1.990%(s)	02/15/39		2,900	1,829,379
2.010%(s)	08/15/30		1,060	848,787
2.056%(s)	11/15/38		345	219,776
2.147%(s)	05/15/39		1,165	730,673
2.184%(s)	02/15/28	(k)	550	468,639
2.334%(s)	08/15/41		3,115	1,829,211
2.353%(s)	02/15/44		780	427,080
2.365%(s)	05/15/44		2,860	1,555,348
2.380%(s)	05/15/41		1,855	1,097,059
2.384%(s)	05/15/29		565	466,942
2.434%(s)	11/15/45		540	283,120
2.436%(s)	02/15/46		390	203,181
2.499%(s)	02/15/22		835	806,623
2.506%(s)	11/15/43		4,315	2,380,161
2.750%(s)	08/15/27		2,575	2,216,310
2.783%(s)	08/15/29		500	410,137
2.878%(s)	05/15/31		500	391,934
3.042%(s)	11/15/35		1,000	693,555
3.202%(s)	08/15/40		800	483,531
4.138%(s)	02/15/42	(k)	3,725	2,154,389

TOTAL U.S. TREASURY OBLIGATIONS (cost $68,586,489)				67,515,160

TOTAL LONG-TERM INVESTMENTS (cost $233,429,864)				236,307,866

			Shares

SHORT-TERM INVESTMENTS — 5.3%
AFFILIATED MUTUAL FUNDS — 5.2%
PGIM Core Short-Term Bond Fund(w)			791,091	7,285,947
PGIM Core Ultra Short Bond Fund(w)			5,041,716	5,041,716

TOTAL AFFILIATED MUTUAL FUNDS (cost $12,148,711)				12,327,663

OPTIONS PURCHASED*~ — 0.1%
(cost $7,009)				187,865

TOTAL SHORT-TERM INVESTMENTS (cost $12,155,720)				12,515,528

TOTAL INVESTMENTS — 104.3% (cost $245,585,584)				248,823,394
Liabilities in excess of other assets(z) — (4.3)%				(10,230,149)

NET ASSETS — 100.0%				$238,593,245

SEE NOTES TO FINANCIAL STATEMENTS.

A122

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.

~	See tables subsequent to the Schedule of Investments for options detail.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of December 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(r)	Principal or notional amount is less than $500 par.

(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Short-Term Bond Fund and PGIM Core Ultra Short Bond Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	1,227	$12,781
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/13/21	0.11%	—	1,193	12,416
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	2,982	28,460
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	5,920	59,396
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	6,000	63,126
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	1,193	11,686

Total Options Purchased (cost $7,009)							$187,865

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
685	5 Year U.S. Treasury Notes	Mar. 2020	$81,247,425	$(258,495)
73	10 Year U.S. Treasury Notes	Mar. 2020	9,374,797	(39,968)
84	10 Year U.S. Ultra Treasury Notes	Mar. 2020	11,819,063	(140,979)

				(439,442)

Short Positions:
81	90 Day Euro	Dec. 2020	19,921,950	51,005
98	2 Year U.S. Treasury Notes	Mar. 2020	21,119,000	11,686
199	20 Year U.S. Treasury Bonds	Mar. 2020	31,025,344	427,404
122	30 Year U.S. Ultra Treasury Bonds	Mar. 2020	22,162,063	603,766

				1,093,861

				$654,419

Interest rate swap agreements outstanding at December 31, 2019:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
3,017	03/31/21	2.173%(A)	1 Day USOIS(2)(A)	$(917)	$28,466	$29,383
27,209	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	43,244	43,244
20,373	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(41,934)	(104,584)	(62,650)
13,720	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	13,043	(47,987)	(61,030)
23,760	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	43,238	(33,801)	(77,039)
1,640	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	(11,875)	(11,875)
8,120	03/29/24	1.949%(A)	1 Day USOIS(1)(A)	—	(150,398)	(150,398)
17,565	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	(4,680)	(451,629)	(446,949)

SEE NOTES TO FINANCIAL STATEMENTS.

A123

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at December 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (continued):
4,670	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	$14,367	$(134,664)	$(149,031)
3,785	02/12/25	2.408%(A)	1 Day USOIS(1)(A)	—	(178,584)	(178,584)
590	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	—	(29,659)	(29,659)
1,669	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(1,080)	(110,070)	(108,990)
1,305	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	1,030	(107,170)	(108,200)
4,951	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	313	(407,851)	(408,164)
1,920	01/08/26	2.210%(S)	3 Month LIBOR(1)(Q)	70,520	(60,348)	(130,868)
370	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(12,357)	(12,357)
1,943	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(5,490)	(87,628)	(82,138)
1,377	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(5,519)	(8,461)	(2,942)
2,102	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	29,738	(31,371)	(61,109)
790	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	984	(16,361)	(17,345)
530	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(13,663)	(13,663)
1,445	02/15/27	2.067%(A)	1 Day USOIS(1)(A)	(911)	(48,663)	(47,752)
260	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(8,931)	(8,931)
7,914	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(142,564)	(644,154)	(501,590)
3,451	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(13,709)	(301,400)	(287,691)
145	11/15/43	2.659%(S)	3 Month LIBOR(1)(Q)	—	(16,315)	(16,315)
795	08/09/49	1.508%(A)	1 Day USOIS(1)(A)	—	63,133	63,133

				$(43,571)	$(2,883,081)	$(2,839,510)

(1)	The Portfolio pays the fixed rate and receives the floating rate.

(2)	The Portfolio pays the floating rate and receives the fixed rate.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$2,566,396

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Collateralized Loan Obligations	$—	$24,166,442	$—
Commercial Mortgage-Backed Securities	—	44,344,332	—
Corporate Bonds	—	2,980,684	—
Residential Mortgage-Backed Securities	—	621,717	—
U.S. Government Agency Obligations	—	96,679,531	—
U.S. Treasury Obligations	—	67,515,160	—
Affiliated Mutual Funds	12,327,663	—	—
Options Purchased	—	187,865	—

Total	$12,327,663	$236,495,731	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A124

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Other Financial Instruments*
Assets
Futures Contracts	$1,093,861	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	135,760	—

Total	$1,093,861	$135,760	$—

Liabilities
Futures Contracts	$(439,442)	$—	$—
Centrally Cleared Interest Rate Swap Agreements	—	(2,975,270)	—

Total	$(439,442)	$(2,975,270)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	40.5%
U.S. Treasury Obligations	28.3
Commercial Mortgage-Backed Securities	18.6
Collateralized Loan Obligations	10.1
Affiliated Mutual Funds	5.2
Diversified Financial Services	1.2
Residential Mortgage-Backed Securities	0.3

Options Purchased	0.1%

104.3
Liabilities in excess of other assets	(4.3)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$1,093,861	*	Due from/to broker-variation margin futures	$439,442	*
Interest rate contracts	Due from/to broker-variation margin swaps	135,760	*	Due from/to broker-variation margin swaps	2,975,270	*
Interest rate contracts	Unaffiliated investments	187,865		—	—

		$1,417,486			$3,414,712

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$(210,751)	$92,083	$5,706,135	$(44,713)	$378,349

SEE NOTES TO FINANCIAL STATEMENTS.

A125

GOVERNMENT INCOME PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Futures	Forward Rate Agreements	Swaps
Interest rate contracts	$5,677	$(140,150)	$876	$(3,329,004)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)
$54,065	$383,800	$111,742,537	$54,657,715

Forward Rate Agreements(2)	Inflation Swap Agreements(2)	Interest Rate Swap Agreements(2)
$12,860,000	$672,000	$103,242,400

(1)	Cost.

(2)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount
Bank of America, N.A.	$150,982	$—	$150,982	$—	$150,982
Barclays Bank PLC	36,883	—	36,883	—	36,883

	$187,865	$—	$187,865	$—	$187,865

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions and the Portfolio’s OTC derivative exposure by counterparty.

SEE NOTES TO FINANCIAL STATEMENTS.

A126

GOVERNMENT INCOME PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value:
Unaffiliated investments (cost $233,436,873)	$236,495,731
Affiliated investments (cost $12,148,711)	12,327,663
Cash	91,207
Receivable for investments sold	4,631,299
Interest receivable	906,711
Due from broker-variation margin futures	167,417
Due from broker-variation margin swaps	107,172
Receivable for Portfolio shares sold	28,807
Prepaid expenses	1,951

Total Assets	254,757,958

LIABILITIES
Payable for investments purchased	15,957,692
Accrued expenses and other liabilities	108,175
Management fee payable	81,481
Payable for Portfolio shares repurchased	16,385
Affiliated transfer agent fee payable	980

Total Liabilities	16,164,713

NET ASSETS	$238,593,245

Net assets were comprised of:
Partners’ Equity	$238,593,245

Net asset value and redemption price per share, $238,593,245 / 17,617,014 outstanding shares of beneficial interest	$13.54

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Interest income	$6,052,832
Affiliated dividend income	668,628
Income from securities lending, net (including affiliated income of $839)	945

Total income	6,722,405

EXPENSES
Management fee	938,445
Shareholders’ reports	110,245
Custodian and accounting fees	92,227
Audit fee	35,800
Legal fees and expenses	12,704
Trustees’ fees	12,118
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	17,916

Total expenses	1,230,137

NET INVESTMENT INCOME (LOSS)	5,492,268

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(1,036,590))	2,789,605
Futures transactions	5,706,135
Forward rate agreement transactions	(44,713)
Options written transactions	92,083
Swap agreements transactions	378,349

8,921,459

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $1,126,863)	4,187,461
Futures	(140,150)
Forward rate agreements	876
Swap agreements	(3,329,004)

719,183

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	9,640,642

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$15,132,910

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$5,492,268	$5,254,682
Net realized gain (loss) on investment transactions	8,921,459	(4,787,292)
Net change in unrealized appreciation (depreciation) on investments	719,183	470,821

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,132,910	938,211

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,289,238 and 1,165,919 shares, respectively]	29,826,157	14,482,217
Portfolio shares repurchased [2,084,878 and 3,097,890 shares, respectively]	(27,448,072)	(38,486,314)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	2,378,085	(24,004,097)

CAPITAL CONTRIBUTIONS	—	246

TOTAL INCREASE (DECREASE)	17,510,995	(23,065,640)
NET ASSETS:
Beginning of year	221,082,250	244,147,890

End of year	$238,593,245	$221,082,250

SEE NOTES TO FINANCIAL STATEMENTS.

A127

GOVERNMENT MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

REPURCHASE AGREEMENT(m) — 4.7%
Bank of America Securities, Inc., 1.57%, dated 12/31/19, due 01/02/20 in the amount of $28,400,477
(amortized cost $28,398,000)		28,398	$28,398,000

U.S. GOVERNMENT AGENCY OBLIGATIONS — 86.5%
Federal Farm Credit Bank, Secured Overnight Financing Rate+ 0.030%(Cap N/A, Floor 0.000%)
1.570%(c)	02/06/20	2,000	1,999,980
Federal Farm Credit Bank, US Federal Funds Effective Rate+ 0.030% (Cap N/A, Floor 0.000%)
1.580%(c)	07/28/20	5,000	5,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.080)% (Cap N/A, Floor 0.000%)
1.638%(c)	05/11/20	2,160	2,159,161
Federal Farm Credit Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
1.644%(c)	02/04/20	5,000	5,000,000
1.660%(c)	01/08/20	7,000	7,000,000
1.735%(c)	07/21/20	7,000	7,000,157
1.755%(c)	05/29/20	6,000	5,998,766
Federal Farm Credit Bank, 1 Month LIBOR + (0.040)% (Cap N/A, Floor 0.000%)
1.673%(c)	02/06/20	7,000	6,999,931
Federal Farm Credit Bank, 1 Month LIBOR + 0.000% (Cap N/A, Floor 0.000%)
1.710%(c)	07/09/20	5,000	4,999,874
1.740%(c)	04/14/20	8,000	8,000,000
1.745%(c)	05/18/20	7,000	6,999,801
1.792%(c)	06/25/20	7,000	6,999,478
1.792%(c)	09/25/20	4,500	4,499,456
Federal Farm Credit Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
1.730%(c)	01/16/20	12,000	12,000,001
Federal Farm Credit Bank, 1 Month LIBOR + (0.070)% (Cap N/A, Floor 0.000%)
1.735%(c)	01/28/20	9,000	9,000,000
Federal Farm Credit Bank, 1 Month LIBOR + 0.010% (Cap N/A, Floor 0.000%)
1.746%(c)	08/12/20	6,000	5,999,813
Federal Farm Credit Bank, 1 Month LIBOR + (0.045)% (Cap N/A, Floor 0.000%)
1.747%(c)	02/25/20	6,000	6,000,000
Federal Farm Credit Bank, 1 Month LIBOR + (0.025)% (Cap N/A, Floor 0.000%)
1.755%(c)	01/24/20	8,000	8,000,040
Federal Farm Credit Bank, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.000%)
1.765%(c)	02/10/20	4,500	4,500,360
1.835%(c)	02/21/20	4,000	4,000,374
Federal Farm Credit Bank, 1 Month LIBOR + 0.110% (Cap N/A, Floor 0.000%)
1.902%(c)	03/25/21	6,000	5,999,031
Federal Farm Credit Bank
2.034%(n)	02/20/20	4,000	3,988,833
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.010%(Cap N/A, Floor 0.000%)
1.550%(c)	01/24/20	8,000	8,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank
1.551%(n)	02/05/20	7,000	$6,989,485
1.554%(n)	01/06/20	7,000	6,998,493
1.559%(n)	01/13/20	7,500	7,496,113
1.565%(n)	01/23/20	7,000	6,993,327
1.569%(n)	01/15/20	13,000	12,992,086
1.574%(n)	02/07/20	5,000	4,991,932
1.575%(n)	02/19/20	8,000	7,982,915
1.576%(n)	02/14/20	11,000	10,978,886
1.577%(n)	02/21/20	1,500	1,496,662
1.579%(n)	02/10/20	1,500	1,497,375
1.579%(n)	02/18/20	3,000	2,993,700
1.588%(n)	01/29/20	9,000	8,988,912
1.589%(n)	02/03/20	12,000	11,982,565
1.589%(n)	02/13/20	9,200	9,182,583
1.591%(n)	03/20/20	6,000	5,979,131
1.594%(n)	03/06/20	19,000	18,945,545
1.599%(n)	01/30/20	23,000	22,970,448
1.602%(n)	02/26/20	3,000	2,992,552
1.604%(n)	01/22/20	5,000	4,995,333
1.604%(n)	02/28/20	9,000	8,976,829
1.620%	03/02/20	7,000	6,999,902
1.685%(n)	01/03/20	1,000	999,907
1.690%	04/15/20	7,000	6,999,743
1.690%	07/14/20	8,000	8,000,000
1.750%	08/26/20	5,500	5,499,943
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.020%
1.560%(c)	05/22/20	12,000	12,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.025%(Cap N/A, Floor 0.000%)
1.565%(c)	04/22/20	5,000	4,999,220
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.030%(Cap N/A, Floor 0.000%)
1.570%(c)	03/06/20	5,000	5,000,000
1.570%(c)	07/17/20	2,000	2,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.035%(Cap N/A, Floor 0.000%)
1.575%(c)	05/08/20	9,000	8,999,653
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.040%(Cap N/A, Floor 0.000%)
1.580%(c)	08/25/20	4,500	4,500,273
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.045%(Cap N/A, Floor 0.000%)
1.585%(c)	01/17/20	6,000	6,000,000
1.585%(c)	09/28/20	2,000	2,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.050%(Cap N/A, Floor 0.000%) (Cap N/A, Floor 0.000%)
1.590%(c)	01/17/20	1,000	1,000,000
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.060%(Cap N/A, Floor 0.000%)
1.600%(c)	05/06/20	6,000	6,000,000
Federal Home Loan Bank, US Treasury 3 Month Bill + 0.070%
1.621%(c)	01/30/20	3,000	2,999,811
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.110%(Cap N/A, Floor 0.000%)
1.650%(c)	06/10/20	1,400	1,400,431
Federal Home Loan Bank, 1 Month LIBOR + (0.050)% (Cap N/A, Floor 0.000%)
1.654%(c)	06/05/20	9,000	9,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A128

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank, Secured Overnight Financing Rate+ 0.120% (Cap N/A, Floor 0.000%)
1.660%(c)	10/07/20	2,500	$2,500,000
Federal Home Loan Bank, 1 Month LIBOR + (0.055)% (Cap N/A, Floor 0.000%)
1.681%(c)	03/12/20	5,000	4,999,642
Federal Home Loan Bank, 1 Month LIBOR + (0.010)% (Cap N/A, Floor 0.000%)
1.700%(c)	01/07/20	6,000	6,000,120
1.770%(c)	04/24/20	5,500	5,500,000
Federal Home Loan Bank, 1 Month LIBOR + (0.030)% (Cap N/A, Floor 0.000%)
1.706%(c)	08/12/20	8,000	7,997,308
1.755%(c)	01/21/20	6,200	6,199,924
Federal Home Loan Bank, 3 Month LIBOR + (0.210)% (Cap N/A, Floor 0.000%)
1.718%(c)	06/22/20	7,000	6,996,572
Federal Home Loan Bank, 1 Month LIBOR + (0.065)% (Cap N/A, Floor 0.000%)
1.720%(c)	01/23/20	1,000	999,974
Federal Home Loan Bank, 3 Month LIBOR + (0.175)% (Cap N/A, Floor 0.000%)
1.729%(c)	05/08/20	4,000	3,999,133
Federal Home Loan Bank, 3 Month LIBOR + (0.120)% (Cap N/A, Floor 0.000%)
1.789%(c)	11/03/20	6,000	6,000,710
Federal Home Loan Bank, 1 Month LIBOR + 0.050% (Cap N/A, Floor 0.000%)
1.842%(c)	03/25/20	6,000	6,000,000
Federal Home Loan Bank, 3 Month LIBOR + 0.125% (Cap N/A, Floor 0.000%)
2.034%(c)	07/01/20	3,000	3,003,698
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.020% (Cap N/A, Floor 0.000%)
1.560%(c)	07/10/20	13,000	12,997,590
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.025% (Cap N/A, Floor 0.000%)
1.565%(c)	05/22/20	8,000	7,999,192
Federal Home Loan Mortgage Corp., Secured Overnight Financing Rate+ 0.040% (Cap N/A, Floor 0.000%)
1.580%(c)	09/10/20	6,000	6,000,000

Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp.
1.601%(n)	01/22/20	6,000	$5,994,411
1.606%(n)	02/26/20	6,000	5,985,067
1.645%(n)	01/09/20	6,000	5,997,813
1.652%(n)	03/18/20	6,000	5,978,953
Federal National Mortgage Assoc., Secured Overnight Financing Rate+ 0.060% (Cap N/A, Floor 0.000%)
1.600%(c)	07/30/20	2,000	2,000,000
Federal National Mortgage Assoc., Secured Overnight Financing Rate+ 0.160% (Cap N/A, Floor 0.000%)
1.700%(c)	01/30/20	4,500	4,500,497

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (amortized cost $518,619,415)			518,619,415

U.S. TREASURY OBLIGATIONS — 8.5%
U.S. Treasury Bills
1.400%	01/09/20	8,000	7,997,511
1.529%	01/14/20	1,060	1,059,415
1.545%	01/07/20	19,000	18,995,117
1.562%	02/13/20	14,000	13,973,976
1.595%	01/28/20	3,000	2,996,420
1.674%	04/09/20	6,000	5,972,610

TOTAL U.S. TREASURY OBLIGATIONS (amortized cost $50,995,049)			50,995,049

TOTAL INVESTMENTS — 99.7% (amortized cost $598,012,464)			598,012,464
Other assets in excess of liabilities — 0.3%			1,539,302

NET ASSETS — 100.0%			$599,551,766

See the Glossary for a list of the abbreviation(s) used in the annual report.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at December 31, 2019.

(m)	Repurchase Agreements are collateralized by FHLMC (coupon rates 3.500%-4.000%, maturity dates 07/01/47-12/01/48), with the aggregate value, including accrued interest, of $28,965,961.

(n)	Rate shown reflects yield to maturity at purchased date.

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Repurchase Agreement	$—	$28,398,000	$—

SEE NOTES TO FINANCIAL STATEMENTS.

A129

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
U.S. Government Agency Obligations	$—	$518,619,415	$—
U.S. Treasury Obligations	—	50,995,049	—

Total	$—	$598,012,464	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

U.S. Government Agency Obligations	86.5%
U.S. Treasury Obligations	8.5
Repurchase Agreement	4.7

99.7
Other assets in excess of liabilities	0.3

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Counterparty	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Repurchase Agreements	Bank of America Securities, Inc.	$28,398,000	$(28,398,000)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A130

GOVERNMENT MONEY MARKET PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments, at amortized cost which approximates fair value:	$598,012,464
Cash	796
Receivable for Portfolio shares sold	1,287,651
Interest receivable	528,104
Prepaid expenses	4,032

Total Assets	599,833,047

LIABILITIES
Management fee payable	153,139
Shareholders’ reports payable	52,736
Payable for Portfolio shares repurchased	34,225
Custodian and accounting fees payable	24,522
Accrued expenses and other liabilities	15,679
Affiliated transfer agent fee payable	980

Total Liabilities	281,281

NET ASSETS	$599,551,766

Net assets were comprised of:
Partners’ Equity	$599,551,766

Net asset value and redemption price per share, $599,551,766 / 59,952,417 outstanding shares of beneficial interest	$10.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
Interest income	$12,560,366

EXPENSES
Management fee	1,689,001
Shareholders’ reports	116,869
Custodian and accounting fees	72,938
Audit fee	25,100
Trustees’ fees	15,950
Legal fees and expenses	13,921
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,682
Miscellaneous	17,923

Total expenses	1,962,384

NET INVESTMENT INCOME (LOSS)	10,597,982

REALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on investment transactions	59,675

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,657,657

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$10,597,982	$8,494,528
Net realized gain (loss) on investment transactions	59,675	2,882

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,657,657	8,497,410

DISTRIBUTIONS	(10,650,252)	(8,508,150)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [51,839,113 and 40,499,240 shares, respectively]	518,391,129	404,992,401
Portfolio shares issued in reinvestment of distributions [1,065,025 and 850,815 shares, respectively]	10,650,252	8,508,150
Portfolio shares repurchased [46,588,121 and 43,674,368 shares, respectively]	(465,881,208)	(436,743,676)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	63,160,173	(23,243,125)

TOTAL INCREASE (DECREASE)	63,167,578	(23,253,865)
NET ASSETS:
Beginning of year	536,384,188	559,638,053

End of year	$599,551,766	$536,384,188

SEE NOTES TO FINANCIAL STATEMENTS.

A131

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	as of December 31, 2019

LONG-TERM INVESTMENTS — 97.9%
COMMON STOCKS — 97.6%	Shares	Value
Aerospace & Defense — 2.4%
Arconic, Inc.	69,992	$2,153,654
Boeing Co. (The)	92,236	30,046,799
General Dynamics Corp.	41,300	7,283,255
Huntington Ingalls Industries, Inc.	7,600	1,906,688
L3Harris Technologies, Inc.	38,180	7,554,677
Lockheed Martin Corp.	42,958	16,726,986
Northrop Grumman Corp.	27,326	9,399,324
Raytheon Co.	48,318	10,617,397
Textron, Inc.	41,450	1,848,670
TransDigm Group, Inc.	8,400	4,704,000
United Technologies Corp.	140,467	21,036,338

		113,277,788

Air Freight & Logistics — 0.5%
C.H. Robinson Worldwide, Inc.(a)	24,100	1,884,620
Expeditors International of Washington, Inc.	30,100	2,348,402
FedEx Corp.	41,640	6,296,384
United Parcel Service, Inc. (Class B Stock)	120,000	14,047,200

		24,576,606

Airlines — 0.4%
Alaska Air Group, Inc.(a)	21,200	1,436,300
American Airlines Group, Inc.(a)	70,100	2,010,468
Delta Air Lines, Inc.	100,300	5,865,544
Southwest Airlines Co.	84,637	4,568,705
United Airlines Holdings, Inc.*	38,800	3,417,892

		17,298,909

Auto Components — 0.1%
Aptiv PLC	44,300	4,207,171
BorgWarner, Inc.	35,500	1,539,990

		5,747,161

Automobiles — 0.3%
Ford Motor Co.	669,159	6,223,179
General Motors Co.	219,700	8,041,020
Harley-Davidson, Inc.(a)	28,400	1,056,196

		15,320,395

Banks — 5.6%
Bank of America Corp.	1,419,282	49,987,112
Citigroup, Inc.	385,022	30,759,408
Citizens Financial Group, Inc.	77,400	3,143,214
Comerica, Inc.	25,850	1,854,737
Fifth Third Bancorp	128,849	3,960,818
First Republic Bank	28,000	3,288,600
Huntington Bancshares, Inc.(a)	183,075	2,760,771
JPMorgan Chase & Co.	546,695	76,209,283
KeyCorp	177,600	3,594,624
M&T Bank Corp.	23,700	4,023,075
People’s United Financial, Inc.	72,700	1,228,630
PNC Financial Services Group, Inc. (The)	77,193	12,322,319
Regions Financial Corp.	176,712	3,032,378
SVB Financial Group*	9,300	2,334,672

COMMON STOCKS (continued)	Shares	Value
Banks (continued)
Truist Financial Corp.	231,626	$13,045,176
U.S. Bancorp	249,181	14,773,941
Wells Fargo & Co.	674,676	36,297,569
Zions Bancorp NA(a)	31,700	1,645,864

		264,262,191

Beverages — 1.7%
Brown-Forman Corp. (Class B Stock)(a)	29,825	2,016,170
Coca-Cola Co. (The)	665,650	36,843,727
Constellation Brands, Inc. (Class A Stock)	28,500	5,407,875
Molson Coors Brewing Co. (Class B Stock)(a)	32,300	1,740,970
Monster Beverage Corp.*	68,300	4,340,465
PepsiCo, Inc.	241,994	33,073,320

		83,422,527

Biotechnology — 2.0%
AbbVie, Inc.(a)	256,500	22,710,510
Alexion Pharmaceuticals, Inc.*	38,700	4,185,405
Amgen, Inc.	104,144	25,105,994
Biogen, Inc.*	32,415	9,618,503
Gilead Sciences, Inc.	220,400	14,321,592
Incyte Corp.*	30,500	2,663,260
Regeneron Pharmaceuticals, Inc.*	13,630	5,117,792
Vertex Pharmaceuticals, Inc.*	44,400	9,721,380

		93,444,436

Building Products — 0.3%
A.O. Smith Corp.	24,800	1,181,472
Allegion PLC	16,533	2,059,020
Fortune Brands Home & Security, Inc.	25,100	1,640,034
Johnson Controls International PLC	139,115	5,663,371
Masco Corp.	52,530	2,520,915

		13,064,812

Capital Markets — 2.7%
Ameriprise Financial, Inc.	23,350	3,889,643
Bank of New York Mellon Corp. (The)	150,349	7,567,065
BlackRock, Inc.	20,540	10,325,458
Cboe Global Markets, Inc.	19,300	2,316,000
Charles Schwab Corp. (The)	202,600	9,635,656
CME Group, Inc.	61,510	12,346,287
E*TRADE Financial Corp.	41,210	1,869,698
Franklin Resources, Inc.	50,800	1,319,784
Goldman Sachs Group, Inc. (The)	56,720	13,041,630
Intercontinental Exchange, Inc.	97,990	9,068,974
Invesco Ltd.	70,800	1,272,984
MarketAxess Holdings, Inc.	6,300	2,388,393
Moody’s Corp.	28,420	6,747,192
Morgan Stanley	220,610	11,277,583
MSCI, Inc.	14,600	3,769,428
Nasdaq, Inc.	20,100	2,152,710
Northern Trust Corp.	37,500	3,984,000
Raymond James Financial, Inc.	22,600	2,021,796
S&P Global, Inc.	42,880	11,708,384
State Street Corp.	65,575	5,186,983

SEE NOTES TO FINANCIAL STATEMENTS.

A132

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Capital Markets (continued)
T. Rowe Price Group, Inc.	41,100	$5,007,624

		126,897,272

Chemicals — 1.8%
Air Products & Chemicals, Inc.	37,800	8,882,622
Albemarle Corp.(a)	17,800	1,300,112
Celanese Corp.	21,400	2,634,768
CF Industries Holdings, Inc.	39,800	1,900,052
Corteva, Inc.	130,656	3,862,191
Dow, Inc.	129,122	7,066,847
DuPont de Nemours, Inc.	129,056	8,285,395
Eastman Chemical Co.	24,400	1,933,944
Ecolab, Inc.	43,600	8,414,364
FMC Corp.	23,150	2,310,833
International Flavors & Fragrances, Inc.(a)	17,640	2,275,913
Linde PLC (United Kingdom)	93,500	19,906,150
LyondellBasell Industries NV (Class A Stock)	44,800	4,232,704
Mosaic Co. (The)	60,800	1,315,712
PPG Industries, Inc.	40,800	5,446,392
Sherwin-Williams Co. (The)	14,200	8,286,268

		88,054,267

Commercial Services & Supplies — 0.4%
Cintas Corp.	14,700	3,955,476
Copart, Inc.*	35,100	3,191,994
Republic Services, Inc.	37,435	3,355,299
Rollins, Inc.	24,150	800,814
Waste Management, Inc.	67,630	7,707,115

		19,010,698

Communications Equipment — 0.9%
Arista Networks, Inc.*	9,200	1,871,280
Cisco Systems, Inc.	734,975	35,249,401
F5 Networks, Inc.*	10,600	1,480,290
Juniper Networks, Inc.	59,700	1,470,411
Motorola Solutions, Inc.	28,227	4,548,499

		44,619,881

Construction & Engineering — 0.1%
Jacobs Engineering Group, Inc.	22,300	2,003,209
Quanta Services, Inc.	26,200	1,066,602

		3,069,811

Construction Materials — 0.1%
Martin Marietta Materials, Inc.	10,800	3,020,112
Vulcan Materials Co.	22,700	3,268,573

		6,288,685

Consumer Finance — 0.7%
American Express Co.	117,700	14,652,473
Capital One Financial Corp.	82,069	8,445,721
Discover Financial Services	55,805	4,733,380
Synchrony Financial	105,730	3,807,337

		31,638,911

COMMON STOCKS (continued)	Shares	Value
Containers & Packaging — 0.3%
Amcor PLC(a)	271,800	$2,946,312
Avery Dennison Corp.	14,900	1,949,218
Ball Corp.	57,800	3,737,926
International Paper Co.	70,167	3,231,190
Packaging Corp. of America(a)	16,700	1,870,233
Sealed Air Corp.	28,620	1,139,935
Westrock Co.	43,561	1,869,202

		16,744,016

Distributors — 0.1%
Genuine Parts Co.	25,325	2,690,275
LKQ Corp.*	55,100	1,967,070

		4,657,345

Diversified Consumer Services — 0.0%
H&R Block, Inc.(a)	35,900	842,932

Diversified Financial Services — 1.6%
Berkshire Hathaway, Inc. (Class B Stock)*	339,160	76,819,740

Diversified Telecommunication Services — 2.0%
AT&T, Inc.	1,266,771	49,505,411
CenturyLink, Inc.(a)	163,843	2,164,366
Verizon Communications, Inc.	717,338	44,044,553

		95,714,330

Electric Utilities — 2.0%
Alliant Energy Corp.	40,900	2,238,048
American Electric Power Co., Inc.	84,740	8,008,777
Duke Energy Corp.(a)	125,048	11,405,628
Edison International	61,200	4,615,092
Entergy Corp.	33,600	4,025,280
Evergy, Inc.	40,700	2,649,163
Eversource Energy	54,500	4,636,315
Exelon Corp.	168,073	7,662,448
FirstEnergy Corp.	92,080	4,475,088
NextEra Energy, Inc.	84,275	20,408,034
Pinnacle West Capital Corp.	19,600	1,762,628
PPL Corp.	124,500	4,467,060
Southern Co. (The)	179,300	11,421,410
Xcel Energy, Inc.	88,695	5,631,246

		93,406,217

Electrical Equipment — 0.5%
AMETEK, Inc.	40,200	4,009,548
Eaton Corp. PLC	73,761	6,986,642
Emerson Electric Co.	106,500	8,121,690
Rockwell Automation, Inc.	20,820	4,219,589

		23,337,469

Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp. (Class A Stock)	51,800	5,606,314
CDW Corp.	24,500	3,499,580
Corning, Inc.	137,200	3,993,892
FLIR Systems, Inc.	24,100	1,254,887
IPG Photonics Corp.*	6,200	898,504
Keysight Technologies, Inc.*(a)	32,700	3,356,001
TE Connectivity Ltd.	58,400	5,597,056

SEE NOTES TO FINANCIAL STATEMENTS.

A133

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Electronic Equipment, Instruments & Components (continued)
Zebra Technologies Corp. (Class A Stock)*	8,400	$2,145,696

		26,351,930

Energy Equipment & Services — 0.4%
Baker Hughes Co.	108,348	2,776,959
Halliburton Co.(a)	150,200	3,675,394
Helmerich & Payne, Inc.	18,900	858,627
National Oilwell Varco, Inc.	66,200	1,658,310
Schlumberger Ltd.	237,498	9,547,420
TechnipFMC PLC (United Kingdom)	74,200	1,590,848

		20,107,558

Entertainment — 1.8%
Activision Blizzard, Inc.	131,700	7,825,614
Electronic Arts, Inc.*	51,000	5,483,010
Live Nation Entertainment, Inc.*	20,500	1,465,135
Netflix, Inc.*	75,390	24,393,942
Take-Two Interactive Software, Inc.*	19,500	2,387,385
Walt Disney Co. (The)	311,072	44,990,344

		86,545,430

Equity Real Estate Investment Trusts (REITs) — 2.8%
Alexandria Real Estate Equities, Inc.	18,980	3,066,788
American Tower Corp.	76,500	17,581,230
Apartment Investment & Management Co. (Class A Stock)	27,387	1,414,539
AvalonBay Communities, Inc.	23,718	4,973,665
Boston Properties, Inc.	24,900	3,432,714
Crown Castle International Corp.	71,700	10,192,155
Digital Realty Trust, Inc.(a)	35,400	4,238,796
Duke Realty Corp.	62,200	2,156,474
Equinix, Inc.	14,665	8,559,960
Equity Residential	60,300	4,879,476
Essex Property Trust, Inc.	11,370	3,420,778
Extra Space Storage, Inc.	22,000	2,323,640
Federal Realty Investment Trust	12,400	1,596,252
Healthpeak Properties, Inc.	82,300	2,836,881
Host Hotels & Resorts, Inc.	127,426	2,363,752
Iron Mountain, Inc.(a)	49,230	1,568,960
Kimco Realty Corp.	71,800	1,486,978
Mid-America Apartment Communities, Inc.	19,500	2,571,270
Prologis, Inc.	108,128	9,638,530
Public Storage	25,950	5,526,312
Realty Income Corp.	54,100	3,983,383
Regency Centers Corp.	29,700	1,873,773
SBA Communications Corp.	19,530	4,706,535
Simon Property Group, Inc.	53,061	7,903,967
SL Green Realty Corp.	15,400	1,414,952
UDR, Inc.	48,300	2,255,610
Ventas, Inc.	64,004	3,695,591
Vornado Realty Trust	27,457	1,825,890
Welltower, Inc.	69,100	5,650,998
Weyerhaeuser Co.	128,930	3,893,686

		131,033,535

COMMON STOCKS (continued)	Shares	Value
Food & Staples Retailing — 1.5%
Costco Wholesale Corp.	76,292	$22,423,745
Kroger Co. (The)	137,400	3,983,226
Sysco Corp.	88,800	7,595,952
Walgreens Boots Alliance, Inc.	131,500	7,753,240
Walmart, Inc.	245,600	29,187,104

		70,943,267

Food Products — 1.1%
Archer-Daniels-Midland Co.	96,838	4,488,441
Campbell Soup Co.(a)	31,700	1,566,614
Conagra Brands, Inc.(a)	82,800	2,835,072
General Mills, Inc.	102,900	5,511,324
Hershey Co. (The)	25,400	3,733,292
Hormel Foods Corp.(a)	47,500	2,142,725
J.M. Smucker Co. (The)(a)	19,600	2,040,948
Kellogg Co.	43,700	3,022,292
Kraft Heinz Co. (The)	107,137	3,442,312
Lamb Weston Holdings, Inc.	25,000	2,150,750
McCormick & Co., Inc.(a)	20,800	3,530,384
Mondelez International, Inc. (Class A Stock)	249,411	13,737,558
Tyson Foods, Inc. (Class A Stock)	50,500	4,597,520

		52,799,232

Gas Utilities — 0.0%
Atmos Energy Corp.	19,500	2,181,270

Health Care Equipment & Supplies — 3.5%
Abbott Laboratories	304,425	26,442,355
ABIOMED, Inc.*	7,900	1,347,661
Align Technology, Inc.*	12,600	3,515,904
Baxter International, Inc.	87,100	7,283,302
Becton, Dickinson & Co.	46,949	12,768,720
Boston Scientific Corp.*	238,699	10,793,969
Cooper Cos., Inc. (The)	8,630	2,772,733
Danaher Corp.	110,200	16,913,496
DENTSPLY SIRONA, Inc.	39,300	2,223,987
Edwards Lifesciences Corp.*	36,050	8,410,105
Hologic, Inc.*	47,400	2,474,754
IDEXX Laboratories, Inc.*	15,000	3,916,950
Intuitive Surgical, Inc.*	19,890	11,757,973
Medtronic PLC	232,428	26,368,957
ResMed, Inc.	24,800	3,843,256
STERIS PLC	13,000	1,981,460
Stryker Corp.	55,200	11,588,688
Teleflex, Inc.	7,900	2,973,876
Varian Medical Systems, Inc.*	15,800	2,243,758
Zimmer Biomet Holdings, Inc.	35,286	5,281,608

		164,903,512

Health Care Providers & Services — 2.8%
AmerisourceBergen Corp.	27,800	2,363,556
Anthem, Inc.	44,600	13,470,538
Cardinal Health, Inc.	53,075	2,684,534
Centene Corp.*(a)	70,900	4,457,483
Cigna Corp.	65,852	13,466,076
CVS Health Corp.	223,799	16,626,028
DaVita, Inc.*	16,800	1,260,504
HCA Healthcare, Inc.	46,400	6,858,384

SEE NOTES TO FINANCIAL STATEMENTS.

A134

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Health Care Providers & Services (continued)
Henry Schein, Inc.*(a)	26,500	$1,768,080
Humana, Inc.	23,670	8,675,528
Laboratory Corp. of America Holdings*	17,400	2,943,558
McKesson Corp.	32,307	4,468,704
Quest Diagnostics, Inc.	23,300	2,488,207
UnitedHealth Group, Inc.	164,130	48,250,937
Universal Health Services, Inc. (Class B Stock)	14,800	2,123,208
WellCare Health Plans, Inc.*	8,600	2,839,806

		134,745,131

Health Care Technology — 0.1%
Cerner Corp.	55,100	4,043,789

Hotels, Restaurants & Leisure — 1.8%
Carnival Corp.(a)	68,900	3,502,187
Chipotle Mexican Grill, Inc.*	4,440	3,716,768
Darden Restaurants, Inc.(a)	21,550	2,349,166
Hilton Worldwide Holdings, Inc.	49,700	5,512,227
Las Vegas Sands Corp.	57,400	3,962,896
Marriott International, Inc. (Class A Stock)	47,723	7,226,694
McDonald’s Corp.	131,310	25,948,169
MGM Resorts International	86,500	2,877,855
Norwegian Cruise Line Holdings Ltd.*	37,500	2,190,375
Royal Caribbean Cruises Ltd.	29,800	3,978,598
Starbucks Corp.	207,400	18,234,608
Wynn Resorts Ltd.	16,000	2,221,920
Yum! Brands, Inc.	53,100	5,348,763

		87,070,226

Household Durables — 0.4%
D.R. Horton, Inc.	59,600	3,143,900
Garmin Ltd.	23,900	2,331,684
Leggett & Platt, Inc.(a)	22,700	1,153,841
Lennar Corp. (Class A Stock)	49,900	2,783,921
Mohawk Industries, Inc.*	10,900	1,486,542
Newell Brands, Inc.	71,149	1,367,484
NVR, Inc.*	570	2,170,794
PulteGroup, Inc.	45,185	1,753,178
Whirlpool Corp.(a)	10,967	1,617,961

		17,809,305

Household Products — 1.7%
Church & Dwight Co., Inc.	42,300	2,975,382
Clorox Co. (The)(a)	21,900	3,362,526
Colgate-Palmolive Co.	148,900	10,250,276
Kimberly-Clark Corp.(a)	59,588	8,196,329
Procter & Gamble Co. (The)	433,176	54,103,683

		78,888,196

Independent Power & Renewable Electricity Producers — 0.1%
AES Corp.	113,400	2,256,660
NRG Energy, Inc.	46,800	1,860,300

		4,116,960

Industrial Conglomerates — 1.3%
3M Co.	99,870	17,619,065
General Electric Co.	1,504,347	16,788,513

COMMON STOCKS (continued)	Shares	Value
Industrial Conglomerates (continued)
Honeywell International, Inc.	124,700	$22,071,900
Roper Technologies, Inc.	17,900	6,340,717

		62,820,195

Insurance — 2.1%
Aflac, Inc.	129,200	6,834,680
Allstate Corp. (The)	57,988	6,520,751
American International Group, Inc.	151,529	7,777,983
Aon PLC	41,025	8,545,097
Arthur J Gallagher & Co.	31,400	2,990,222
Assurant, Inc.	9,900	1,297,692
Chubb Ltd.	79,230	12,332,942
Cincinnati Financial Corp.	26,128	2,747,359
Everest Re Group Ltd.	7,000	1,937,880
Globe Life, Inc.	17,575	1,849,769
Hartford Financial Services Group, Inc. (The)	62,300	3,785,971
Lincoln National Corp.	36,263	2,139,880
Loews Corp.	46,026	2,415,905
Marsh & McLennan Cos., Inc.(a)	87,700	9,770,657
MetLife, Inc.	137,980	7,032,840
Principal Financial Group, Inc.(a)	45,700	2,513,500
Progressive Corp. (The)	100,300	7,260,717
Travelers Cos., Inc. (The)	45,698	6,258,341
Unum Group	37,456	1,092,217
W.R. Berkley Corp.	22,600	1,561,660
Willis Towers Watson PLC	22,500	4,543,650

		101,209,713

Interactive Media & Services — 4.8%
Alphabet, Inc. (Class A Stock)*	51,949	69,579,971
Alphabet, Inc. (Class C Stock)*	52,180	69,765,704
Facebook, Inc. (Class A Stock)*	416,120	85,408,630
Twitter, Inc.*	130,700	4,188,935

		228,943,240

Internet & Direct Marketing Retail — 3.3%
Amazon.com, Inc.*	72,130	133,284,699
Booking Holdings, Inc.*(a)	7,430	15,259,214
eBay, Inc.	136,300	4,921,793
Expedia Group, Inc.	23,700	2,562,918

		156,028,624

IT Services — 5.3%
Accenture PLC (Class A Stock)	110,500	23,267,985
Akamai Technologies, Inc.*	28,500	2,461,830
Alliance Data Systems Corp.	7,610	853,842
Automatic Data Processing, Inc.	75,160	12,814,780
Broadridge Financial Solutions, Inc.	20,500	2,532,570
Cognizant Technology Solutions Corp. (Class A Stock)	96,700	5,997,334
DXC Technology Co.	45,350	1,704,707
Fidelity National Information Services, Inc.	105,400	14,660,086
Fiserv, Inc.*	97,900	11,320,177
FleetCor Technologies, Inc.*(a)	15,200	4,373,344
Gartner, Inc.*	15,700	2,419,370
Global Payments, Inc.	51,463	9,395,085

SEE NOTES TO FINANCIAL STATEMENTS.

A135

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
IT Services (continued)
International Business Machines Corp.	154,025	$20,645,511
Jack Henry & Associates, Inc.	12,600	1,835,442
Leidos Holdings, Inc.	24,200	2,368,938
Mastercard, Inc. (Class A Stock)	154,700	46,191,873
Paychex, Inc.	55,350	4,708,071
PayPal Holdings, Inc.*	202,600	21,915,242
VeriSign, Inc.*	18,200	3,506,776
Visa, Inc. (Class A Stock)(a)	298,900	56,163,310
Western Union Co. (The)(a)	77,404	2,072,879

		251,209,152

Leisure Products — 0.0%
Hasbro, Inc.	20,850	2,201,968

Life Sciences Tools & Services — 1.0%
Agilent Technologies, Inc.	54,782	4,673,452
Illumina, Inc.*	25,400	8,426,196
IQVIA Holdings, Inc.*	31,200	4,820,712
Mettler-Toledo International, Inc.*	4,320	3,426,970
PerkinElmer, Inc.	19,200	1,864,320
Thermo Fisher Scientific, Inc.	69,700	22,643,439
Waters Corp.*(a)	11,600	2,710,340

		48,565,429

Machinery — 1.6%
Caterpillar, Inc.	97,300	14,369,264
Cummins, Inc.	26,600	4,760,336
Deere & Co.	54,450	9,434,007
Dover Corp.	25,600	2,950,656
Flowserve Corp.	22,500	1,119,825
Fortive Corp.	50,600	3,865,334
IDEX Corp.	12,500	2,150,000
Illinois Tool Works, Inc.	51,075	9,174,602
Ingersoll-Rand PLC	42,200	5,609,224
PACCAR, Inc.	60,128	4,756,125
Parker-Hannifin Corp.	22,387	4,607,692
Pentair PLC	28,707	1,316,790
Snap-on, Inc.	9,900	1,677,060
Stanley Black & Decker, Inc.	25,935	4,298,467
Westinghouse Air Brake Technologies Corp.	30,212	2,350,494
Xylem, Inc.	31,200	2,458,248

		74,898,124

Media — 1.4%
Charter Communications, Inc. (Class A Stock)*(a)	28,080	13,621,047
Comcast Corp. (Class A Stock)	782,992	35,211,150
Discovery, Inc. (Class A Stock)*(a)	26,300	861,062
Discovery, Inc. (Class C Stock)*	61,400	1,872,086
DISH Network Corp. (Class A Stock)*	45,075	1,598,810
Fox Corp. (Class A Stock)	60,466	2,241,475
Fox Corp. (Class B Stock)	28,066	1,021,602
Interpublic Group of Cos., Inc. (The)	66,762	1,542,202
News Corp. (Class A Stock)	63,625	899,658
News Corp. (Class B Stock)	19,300	280,043
Omnicom Group, Inc.(a)	37,600	3,046,352

COMMON STOCKS (continued)	Shares	Value
Media (continued)
ViacomCBS, Inc. (Class B Stock)	92,666	$3,889,192

		66,084,679

Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	248,512	3,260,478
Newmont Goldcorp Corp.	140,503	6,104,855
Nucor Corp.	52,800	2,971,584

		12,336,917

Multiline Retail — 0.5%
Dollar General Corp.	44,800	6,987,904
Dollar Tree, Inc.*	40,647	3,822,851
Kohl’s Corp.(a)	28,500	1,452,075
Macy’s, Inc.(a)	53,620	911,540
Nordstrom, Inc.(a)	20,000	818,600
Target Corp.	88,868	11,393,766

		25,386,736

Multi-Utilities — 1.0%
Ameren Corp.	42,300	3,248,640
CenterPoint Energy, Inc.	85,510	2,331,858
CMS Energy Corp.	48,800	3,066,592
Consolidated Edison, Inc.	56,700	5,129,649
Dominion Energy, Inc.(a)	140,840	11,664,369
DTE Energy Co.	31,600	4,103,892
NiSource, Inc.	62,000	1,726,080
Public Service Enterprise Group, Inc.	86,800	5,125,540
Sempra Energy	47,154	7,142,888
WEC Energy Group, Inc.	54,576	5,033,544

		48,573,052

Oil, Gas & Consumable Fuels — 3.8%
Apache Corp.	64,550	1,651,834
Cabot Oil & Gas Corp.	75,300	1,310,973
Chevron Corp.	328,262	39,558,854
Cimarex Energy Co.	16,600	871,334
Concho Resources, Inc.	34,200	2,994,894
ConocoPhillips	192,329	12,507,155
Devon Energy Corp.	72,800	1,890,616
Diamondback Energy, Inc.(a)	26,900	2,497,934
EOG Resources, Inc.	99,200	8,308,992
Exxon Mobil Corp.	732,604	51,121,107
Hess Corp.	44,075	2,944,651
HollyFrontier Corp.	26,200	1,328,602
Kinder Morgan, Inc.	337,343	7,141,551
Marathon Oil Corp.	142,994	1,941,858
Marathon Petroleum Corp.	113,887	6,861,692
Noble Energy, Inc.(a)	82,700	2,054,268
Occidental Petroleum Corp.	155,328	6,401,067
ONEOK, Inc.(a)	70,740	5,352,896
Phillips 66	77,864	8,674,828
Pioneer Natural Resources Co.	29,400	4,450,278
Valero Energy Corp.	72,200	6,761,530
Williams Cos., Inc. (The)	208,300	4,940,876

		181,567,790

Personal Products — 0.2%
Coty, Inc. (Class A Stock)	56,000	630,000

SEE NOTES TO FINANCIAL STATEMENTS.

A136

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)	Shares	Value
Personal Products (continued)
Estee Lauder Cos., Inc. (The) (Class A Stock)	38,100	$7,869,174

		8,499,174

Pharmaceuticals — 4.5%
Allergan PLC	56,256	10,754,460
Bristol-Myers Squibb Co.	403,740	25,916,071
Eli Lilly & Co.	147,600	19,399,068
Johnson & Johnson	457,296	66,705,767
Merck & Co., Inc.	443,603	40,345,693
Mylan NV*	89,200	1,792,920
Perrigo Co. PLC(a)	21,800	1,126,188
Pfizer, Inc.	960,123	37,617,619
Zoetis, Inc.	82,400	10,905,640

		214,563,426

Professional Services — 0.3%
Equifax, Inc.	21,000	2,942,520
IHS Markit Ltd.*(a)	67,700	5,101,195
Nielsen Holdings PLC	60,500	1,228,150
Robert Half International, Inc.	21,600	1,364,040
Verisk Analytics, Inc.	28,100	4,196,454

		14,832,359

Real Estate Management & Development — 0.1%
CBRE Group, Inc. (Class A Stock)*	57,400	3,518,046

Road & Rail — 1.0%
CSX Corp.	137,172	9,925,766
J.B. Hunt Transport Services, Inc.(a)	15,100	1,763,378
Kansas City Southern(a)	17,500	2,680,300
Norfolk Southern Corp.	45,700	8,871,741
Old Dominion Freight Line, Inc.	9,300	1,764,954
Union Pacific Corp.	121,400	21,947,906

		46,954,045

Semiconductors & Semiconductor Equipment — 4.1%
Advanced Micro Devices, Inc.*(a)	185,700	8,516,202
Analog Devices, Inc.	63,823	7,584,725
Applied Materials, Inc.	161,100	9,833,544
Broadcom, Inc.	68,860	21,761,137
Intel Corp.	763,500	45,695,475
KLA Corp.	27,600	4,917,492
Lam Research Corp.	25,100	7,339,240
Maxim Integrated Products, Inc.	46,300	2,847,913
Microchip Technology, Inc.(a)	40,600	4,251,632
Micron Technology, Inc.*	192,700	10,363,406
NVIDIA Corp.	105,550	24,835,915
Qorvo, Inc.*	21,286	2,474,072
QUALCOMM, Inc.	199,450	17,597,474
Skyworks Solutions, Inc.(a)	30,400	3,674,752
Texas Instruments, Inc.	162,000	20,782,980
Xilinx, Inc.	43,600	4,262,772

		196,738,731

Software — 6.9%
Adobe, Inc.*	84,275	27,794,738
ANSYS, Inc.*	14,500	3,732,445
Autodesk, Inc.*	37,770	6,929,284

COMMON STOCKS (continued)	Shares	Value
Software (continued)
Cadence Design Systems, Inc.*	49,000	$3,398,640
Citrix Systems, Inc.	22,100	2,450,890
Fortinet, Inc.*	25,400	2,711,704
Intuit, Inc.	45,000	11,786,850
Microsoft Corp.	1,322,830	208,610,291
NortonLifeLock, Inc.	102,411	2,613,529
Oracle Corp.	381,495	20,211,605
salesforce.com, Inc.*	152,200	24,753,808
ServiceNow, Inc.*(a)	32,100	9,062,472
Synopsys, Inc.*	25,600	3,563,520

		327,619,776

Specialty Retail — 2.2%
Advance Auto Parts, Inc.	12,560	2,011,610
AutoZone, Inc.*	4,280	5,098,807
Best Buy Co., Inc.	41,425	3,637,115
CarMax, Inc.*	29,700	2,603,799
Gap, Inc. (The)(a)	37,187	657,466
Home Depot, Inc. (The)	189,769	41,441,754
L Brands, Inc.	39,696	719,291
Lowe’s Cos., Inc.	133,875	16,032,870
O’Reilly Automotive, Inc.*	13,360	5,855,154
Ross Stores, Inc.	63,200	7,357,744
Tiffany & Co.	18,500	2,472,525
TJX Cos., Inc. (The)	210,200	12,834,812
Tractor Supply Co.	21,200	1,980,928
Ulta Beauty, Inc.*	9,900	2,506,086

		105,209,961

Technology Hardware, Storage & Peripherals — 4.9%
Apple, Inc.	726,475	213,329,384
Hewlett Packard Enterprise Co.	232,166	3,682,153
HP, Inc.	257,166	5,284,761
NetApp, Inc.	41,200	2,564,700
Seagate Technology PLC	41,100	2,445,450
Western Digital Corp.	50,868	3,228,592
Xerox Holdings Corp.	32,902	1,213,097

		231,748,137

Textiles, Apparel & Luxury Goods — 0.7%
Capri Holdings Ltd.*	26,500	1,010,975
Hanesbrands, Inc.(a)	62,100	922,185
NIKE, Inc. (Class B Stock)	216,500	21,933,615
PVH Corp.	13,300	1,398,495
Ralph Lauren Corp.	9,500	1,113,590
Tapestry, Inc.	50,300	1,356,591
Under Armour, Inc. (Class A Stock)*(a)	31,200	673,920
Under Armour, Inc. (Class C Stock)*(a)	33,303	638,752
VF Corp.	55,744	5,555,447

		34,603,570

Tobacco — 0.8%
Altria Group, Inc.	324,900	16,215,759
Philip Morris International, Inc.	269,500	22,931,755

		39,147,514

Trading Companies & Distributors — 0.2%
Fastenal Co.(a)	98,500	3,639,575

SEE NOTES TO FINANCIAL STATEMENTS.

A137

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

COMMON STOCKS (continued)		Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc.*		13,740	$2,291,420
W.W. Grainger, Inc.		8,020	2,714,930

			8,645,925

Water Utilities — 0.1%
American Water Works Co., Inc.		31,400	3,857,490

Wireless Telecommunication Services — 0.1%
T-Mobile US, Inc.*		54,200	4,250,364

TOTAL COMMON STOCKS (cost $1,310,187,518)			4,643,069,877

EXCHANGE-TRADED FUNDS — 0.3%
iShares Core S&P 500 ETF		37,900	12,250,796
SPDR S&P 500 ETF Trust		14,000	4,506,040

TOTAL EXCHANGE-TRADED FUNDS (cost $13,999,285)			16,756,836

TOTAL LONG-TERM INVESTMENTS (cost $1,324,186,803)			4,659,826,713

SHORT-TERM INVESTMENTS — 7.0%

AFFILIATED MUTUAL FUNDS — 6.9%
PGIM Core Ultra Short Bond Fund(w)		88,663,837	88,663,837
PGIM Institutional Money Market Fund (cost $238,502,910; includes $238,087,714 of cash collateral for securities on loan)(b)(w)		238,497,036	238,544,735

TOTAL AFFILIATED MUTUAL FUNDS (cost $327,166,747)			327,208,572

Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) — 0.1%
U.S. Treasury Bills
1.506%	03/19/20	4,000	3,987,330

(cost $3,987,000)
TOTAL SHORT-TERM INVESTMENTS (cost $331,153,747)			331,195,902

TOTAL INVESTMENTS — 104.9% (cost $1,655,340,550)			4,991,022,615
Liabilities in excess of other assets(z) — (4.9)%			(234,121,615)

NET ASSETS — 100.0%			$4,756,901,000

See the Glossary for a list of the abbreviation(s) used in the annual report.

*	Non-income producing security.

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $233,681,699; cash collateral of $238,087,714 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.

(n)	Rate shown reflects yield to maturity at purchased date.

(w)	PGIM Investments LLC, the manager of the Portfolio, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at December 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
296	S&P 500 E-Mini Index	Mar. 2020	$47,820,280	$689,941
57	S&P 500 Stock Index	Mar. 2020	46,043,175	579,106

				$1,269,047

SEE NOTES TO FINANCIAL STATEMENTS.

A138

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
UBS Securities LLC	$—	$3,987,330

Fair Value Measurements:

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—	unadjusted quoted prices generally in active markets for identical securities.
Level 2—	quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.
Level 3—	unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of December 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$113,277,788	$—	$—
Air Freight & Logistics	24,576,606	—	—
Airlines	17,298,909	—	—
Auto Components	5,747,161	—	—
Automobiles	15,320,395	—	—
Banks	264,262,191	—	—
Beverages	83,422,527	—	—
Biotechnology	93,444,436	—	—
Building Products	13,064,812	—	—
Capital Markets	126,897,272	—	—
Chemicals	88,054,267	—	—
Commercial Services & Supplies	19,010,698	—	—
Communications Equipment	44,619,881	—	—
Construction & Engineering	3,069,811	—	—
Construction Materials	6,288,685	—	—
Consumer Finance	31,638,911	—	—
Containers & Packaging	16,744,016	—	—
Distributors	4,657,345	—	—
Diversified Consumer Services	842,932	—	—
Diversified Financial Services	76,819,740	—	—
Diversified Telecommunication Services	95,714,330	—	—
Electric Utilities	93,406,217	—	—
Electrical Equipment	23,337,469	—	—
Electronic Equipment, Instruments & Components	26,351,930	—	—
Energy Equipment & Services	20,107,558	—	—
Entertainment	86,545,430	—	—
Equity Real Estate Investment Trusts (REITs)	131,033,535	—	—
Food & Staples Retailing	70,943,267	—	—
Food Products	52,799,232	—	—
Gas Utilities	2,181,270	—	—
Health Care Equipment & Supplies	164,903,512	—	—
Health Care Providers & Services	134,745,131	—	—
Health Care Technology	4,043,789	—	—
Hotels, Restaurants & Leisure	87,070,226	—	—
Household Durables	17,809,305	—	—
Household Products	78,888,196	—	—
Independent Power & Renewable Electricity Producers	4,116,960	—	—
Industrial Conglomerates	62,820,195	—	—
Insurance	101,209,713	—	—
Interactive Media & Services	228,943,240	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

A139

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Internet & Direct Marketing Retail	$156,028,624	$—	$—
IT Services	251,209,152	—	—
Leisure Products	2,201,968	—	—
Life Sciences Tools & Services	48,565,429	—	—
Machinery	74,898,124	—	—
Media	66,084,679	—	—
Metals & Mining	12,336,917	—	—
Multiline Retail	25,386,736	—	—
Multi-Utilities	48,573,052	—	—
Oil, Gas & Consumable Fuels	181,567,790	—	—
Personal Products	8,499,174	—	—
Pharmaceuticals	214,563,426	—	—
Professional Services	14,832,359	—	—
Real Estate Management & Development	3,518,046	—	—
Road & Rail	46,954,045	—	—
Semiconductors & Semiconductor Equipment	196,738,731	—	—
Software	327,619,776	—	—
Specialty Retail	105,209,961	—	—
Technology Hardware, Storage & Peripherals	231,748,137	—	—
Textiles, Apparel & Luxury Goods	34,603,570	—	—
Tobacco	39,147,514	—	—
Trading Companies & Distributors	8,645,925	—	—
Water Utilities	3,857,490	—	—
Wireless Telecommunication Services	4,250,364	—	—
Exchange-Traded Funds	16,756,836	—	—
Affiliated Mutual Funds	327,208,572	—	—
U.S. Treasury Obligation	—	3,987,330	—

Total	$4,987,035,285	$3,987,330	$—

Other Financial Instruments*
Assets
Futures Contracts	$1,269,047	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2019 were as follows (unaudited):

Software	6.9%
Affiliated Mutual Funds (5.0% represents investments purchased with collateral from securities on loan)	6.9
Banks	5.6
IT Services	5.3
Technology Hardware, Storage & Peripherals	4.9
Interactive Media & Services	4.8
Pharmaceuticals	4.5
Semiconductors & Semiconductor Equipment	4.1
Oil, Gas & Consumable Fuels	3.8
Health Care Equipment & Supplies	3.5
Internet & Direct Marketing Retail	3.3
Health Care Providers & Services	2.8
Equity Real Estate Investment Trusts (REITs)	2.8
Capital Markets	2.7
Aerospace & Defense	2.4

Specialty Retail	2.2%
Insurance	2.1
Diversified Telecommunication Services	2.0
Biotechnology	2.0
Electric Utilities	2.0
Chemicals	1.8
Hotels, Restaurants & Leisure	1.8
Entertainment	1.8
Beverages	1.7
Household Products	1.7
Diversified Financial Services	1.6
Machinery	1.6
Food & Staples Retailing	1.5
Media	1.4
Industrial Conglomerates	1.3
Food Products	1.1

SEE NOTES TO FINANCIAL STATEMENTS.

A140

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

Industry Classification (continued):

Multi-Utilities	1.0%
Life Sciences Tools & Services	1.0
Road & Rail	1.0
Communications Equipment	0.9
Tobacco	0.8
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.7
Electronic Equipment, Instruments & Components	0.6
Multiline Retail	0.5
Air Freight & Logistics	0.5
Electrical Equipment	0.5
Energy Equipment & Services	0.4
Commercial Services & Supplies	0.4
Household Durables	0.4
Airlines	0.4
Exchange-Traded Funds	0.3
Containers & Packaging	0.3
Automobiles	0.3
Professional Services	0.3
Building Products	0.3
Metals & Mining	0.3
Trading Companies & Distributors	0.2

Personal Products	0.2%
Construction Materials	0.1
Auto Components	0.1
Distributors	0.1
Wireless Telecommunication Services	0.1
Independent Power & Renewable Electricity Producers	0.1
Health Care Technology	0.1
U.S. Treasury Obligation	0.1
Water Utilities	0.1
Real Estate Management & Development	0.1
Construction & Engineering	0.1
Leisure Products	0.0	*
Gas Utilities	0.0	*
Diversified Consumer Services	0.0	*

	104.9
Liabilities in excess of other assets	(4.9)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Portfolio invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Portfolio’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of December 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker — variation margin futures	$1,269,047	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$19,908,862

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$4,143,826

SEE NOTES TO FINANCIAL STATEMENTS.

A141

STOCK INDEX PORTFOLIO (continued)

SCHEDULE OF INVESTMENTS	as of December 31, 2019

For the year ended December 31, 2019, the Portfolio’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$93,221,609

(1)	Notional Amount in USD.

Financial Instruments/Transactions — Summary of Offsetting and Netting Arrangements:

The Portfolio entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$233,681,699	$(233,681,699)	$—

(1)	Collateral amount disclosed by the Portfolio is limited to the market value of financial instruments/transactions.

SEE NOTES TO FINANCIAL STATEMENTS.

A142

STOCK INDEX PORTFOLIO (continued)

STATEMENT OF ASSETS AND LIABILITIES

as of December 31, 2019

ASSETS
Investments at value, including securities on loan of $233,681,699:
Unaffiliated investments (cost $1,328,173,803)	$4,663,814,043
Affiliated investments (cost $327,166,747)	327,208,572
Cash	22,366
Dividends and interest receivable	4,748,220
Receivable for investments sold	3,590,382
Due from broker-variation margin futures	223,685
Receivable for Portfolio shares sold	142,318
Prepaid expenses	30,278

Total Assets	4,999,779,864

LIABILITIES
Payable to broker for collateral for securities on loan	238,087,714
Payable for investments purchased	2,669,216
Management fee payable	1,164,283
Accrued expenses and other liabilities	571,871
Payable for Portfolio shares repurchased	384,800
Affiliated transfer agent fee payable	980

Total Liabilities	242,878,864

NET ASSETS	$4,756,901,000

Net assets were comprised of:
Partners’ Equity	$4,756,901,000

Net asset value and redemption price per share, $4,756,901,000 / 64,070,473 outstanding shares of beneficial interest	$74.24

STATEMENT OF OPERATIONS

Year Ended December 31, 2019

NET INVESTMENT INCOME (LOSS)
INCOME
Unaffiliated dividend income (net of $10 foreign withholding tax)	$83,266,153
Affiliated dividend income	2,124,764
Income from securities lending, net (including affiliated income of $379,653)	409,912
Interest income (net of $10 foreign withholding tax)	97,919

Total income	85,898,748

EXPENSES
Management fee	12,745,382
Custodian and accounting fees	256,987
Shareholders’ reports	175,973
Trustees’ fees	58,030
Legal fees and expenses	26,168
Audit fee	25,100
Transfer agent’s fees and expenses (including affiliated expense of $5,882)	10,681
Miscellaneous	76,329

Total expenses	13,374,650

NET INVESTMENT INCOME (LOSS)	72,524,098

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) on:
Investment transactions (including affiliated of $(12,869))	59,153,534
Futures transactions	19,908,862

79,062,396

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $43,282)	984,819,766
Futures	4,143,826

988,963,592

NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS	1,068,025,988

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,140,550,086

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2019	Year Ended December 31, 2018
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income (loss)	$72,524,098	$66,061,210
Net realized gain (loss) on investment transactions	79,062,396	100,320,190
Net change in unrealized appreciation (depreciation) on investments	988,963,592	(339,473,709)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,140,550,086	(173,092,309)

PORTFOLIO SHARE TRANSACTIONS
Portfolio shares sold [2,978,605 and 3,148,487 shares, respectively]	192,206,253	190,000,727
Portfolio shares repurchased [3,748,907 and 4,457,788 shares, respectively]	(248,177,505)	(272,872,840)

NET INCREASE (DECREASE) IN NET ASSETS FROM PORTFOLIO SHARE TRANSACTIONS	(55,971,252)	(82,872,113)

TOTAL INCREASE (DECREASE)	1,084,578,834	(255,964,422)
NET ASSETS:
Beginning of year	3,672,322,166	3,928,286,588

End of year	$4,756,901,000	$3,672,322,166

SEE NOTES TO FINANCIAL STATEMENTS.

A143

NOTES TO FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

The Prudential Series Fund (“Series Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Series Fund is composed of seventeen Portfolios (each, a “Portfolio” and collectively, the “Portfolios”). The information presented in these financial statements pertains to the 8 Portfolios listed below together with their investment objectives. Each Portfolio below is a diversified portfolio.

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio:    Long-term growth of capital.

Flexible Managed Portfolio:    Total return consistent with an aggressively managed diversified portfolio.

Global Portfolio:    Long-term growth of capital.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital.

Government Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity.

Stock Index Portfolio:    Achieve investment results that generally correspond to the performance of publicly traded common stocks.

1.	Accounting Policies

The Series Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Series Fund and the Portfolios consistently follow such policies in the preparation of their financial statements.

Securities Valuation:    Each Portfolio holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Series Fund’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit a Portfolio to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Portfolios’ foreign investments may change on days when investors cannot purchase or redeem Portfolio shares.

Various inputs determine how the Portfolios’ investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 — Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the

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fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time each Portfolio is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

The Government Money Market Portfolio values all of its securities of sufficient credit quality at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. These securities are categorized as Level 2 of the fair value hierarchy.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Portfolios utilize the market approach when quoted prices in broker-dealer markets are available but also include consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and

B2

the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities:    Pursuant to Rule 22e-4 under the 1940 Act, the Series Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Portfolio limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Portfolio may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser(s) and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities:    Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Portfolios’ LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Portfolios’ investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR):    Certain Portfolios purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Portfolios. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Portfolios could lose some or all of their principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation:    The books and records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii)  purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Portfolios are presented at the foreign exchange rates and market values at the close of the period, the Portfolios do not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Portfolios do not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Portfolios do isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios entered into forward currency contracts, as defined in the prospectus, in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to

B3

gain exposures to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Portfolios’ maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options:    Certain Portfolios purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Portfolio currently owns or intends to purchase. The Portfolios may also use options to gain additional market exposure. The Portfolios’ principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Portfolio realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Portfolio has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Portfolio, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Portfolio bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Portfolio, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Portfolio since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When a Portfolio writes an option on a swap, an amount equal to any premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Portfolio becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Portfolio becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Portfolio will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Portfolios are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Portfolios each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

Certain Portfolios invested in financial futures contracts in order to hedge their existing portfolio securities, or securities the Portfolios intend to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Portfolios may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since

B4

futures contracts are exchange-traded, there is minimal counterparty credit risk to the Portfolios since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans:    Certain Portfolios invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Portfolios acquired interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, a Portfolios generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Portfolios generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Portfolios generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Portfolios may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, a Portfolios will assume the credit risk of both the borrower and the institution selling the participation to the Portfolios.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is each Portfolio’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Forward Rate Agreements:    Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. Certain Portfolios entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements:    Certain Portfolios entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps:    Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. Certain Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objective. Certain Portfolios used interest rate swaps to maintain their ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Portfolios’ maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps:    Certain Portfolios entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Portfolios to interest rate risk.

Credit Default Swaps (“CDS”):    CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or

B5

sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

Certain Portfolios are subject to credit risk in the normal course of pursuing their investment objectives, and as such, have entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. A Portfolio’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Portfolio generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Portfolio effectively increases its investment risk because, in addition to its total net assets, the Portfolio may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Portfolio, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Portfolio entered into for the same referenced entity or index. As a buyer of protection, the Portfolio generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Portfolio is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps:    In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. Certain Portfolios are subject to risk exposures associated with the referenced asset in the normal course of pursuing their investment objectives. Certain Portfolios entered into total return swaps to manage their exposure to a security or an index. The Portfolios’ maximum risk of loss from counterparty credit risk is the change in the value of the security, in favor of the Portfolio, from the point of entering into the contract.

Master Netting Arrangements:    The Series Fund, on behalf of certain Portfolios, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of a Portfolio. For multi-sleeve Portfolios, different subadvisers who manage their respective sleeve, may enter into such agreements with the same counterparty and are disclosed separately for each sleeve when presenting information about offsetting and related netting arrangements for OTC derivatives. A master netting arrangement between the Portfolio and the counterparty permits the Portfolio to offset amounts payable by the Portfolio to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Portfolios to cover the Portfolios’ exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Series Fund, on behalf of certain Portfolios, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default

B6

and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Portfolio is held in a segregated account by the Portfolio’s custodian and with respect to those amounts which can be sold or re-pledged, are presented in the Schedule of Investments. Collateral pledged by the Portfolio is segregated by the Portfolio’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Portfolio and the applicable counterparty. Collateral requirements are determined based on the Portfolio’s net position with each counterparty. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Portfolio’s counterparties to elect early termination could impact the Portfolio’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in a portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/ insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of December 31, 2019, none of the Portfolios have met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Rights:    Certain Portfolios held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Portfolios until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Delayed-Delivery Transactions:    Certain Portfolios purchased or sold securities on a when-issued or delayed-delivery and forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery purchases are outstanding, the Portfolio will set aside and maintain an amount of liquid assets sufficient to meet the purchase price in a segregated account until the settlement date. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. The Portfolio may dispose of or renegotiate a delayed-delivery transaction subsequent to establishment, and may sell when-issued securities before they are delivered, which may result in a realized gain (loss). When selling a security on a delayed-delivery basis, the Portfolio forfeits its eligibility to realize future gains (losses) with respect to the security.

Securities Lending:    Certain Portfolios lend their portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities.

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Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities in the open market using the collateral.

The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Portfolio also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Mortgage Dollar Rolls:    Certain Portfolios entered into mortgage dollar rolls in which the Portfolios sell mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously enter into contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as a realized gain on investment transactions. The Portfolios maintain a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls. The Portfolios are subject to the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs):    Certain Portfolios invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Portfolio becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. For Portfolios with multiple classes of shares, net investment income or loss (other than administration and distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio is treated as a separate taxpaying entity. Each Portfolio is treated as a partnership for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios is the responsibility of the Portfolio’s shareholders (participating insurance companies). Each Portfolio is not generally subject to entity-level taxation. Shareholders of each Portfolio are subject to taxes on their distributive share of partnership items. Withholding taxes on foreign dividends, interest and capital gains are accrued in accordance with each Portfolio’s understanding of the applicable country’s tax rules and regulations. Such taxes are accrued net of reclaimable amounts, at the time the related income/gain is recorded taking into account any agreements in place with Prudential Financial, Inc. (“Prudential”) as referenced in Note 3. Each Portfolio generally attempts to manage its diversification in a manner that supports the diversification requirements of the underlying separate accounts.

Distributions:    Distributions, if any, from each Portfolio are made in cash and automatically reinvested in additional shares of the Portfolio. The Government Money Market Portfolio declares and reinvests distributions, if any, daily. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2.	Agreements

The Series Fund, on behalf of the Portfolios, has a management agreement with PGIM Investments. Pursuant to this agreement, the Manager has responsibility for all investment management services and supervises the subadvisers’ performance of such services. The Manager has entered into subadvisory agreements with PGIM,

B8

Inc., which provides subadvisory services to the Portfolios through its PGIM Fixed Income unit (“PFI”) (a wholly-owned subsidiary of PGIM, Inc.), Jennison Associates LLC (“Jennison”) (a wholly-owned subsidiary of PGIM, Inc.), Brown Advisory LLC (“Brown”), LSV Asset Management (“LSV”), Quantitative Management Associates LLC (“QMA”) (a wholly-owned subsidiary of PGIM, Inc.), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Co. LLC (“William Blair”) (collectively, the “subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. The Manager pays for the services of the subadvisers, cost of compensation of officers of the Portfolio, occupancy and certain clerical and administrative expenses of the Portfolios. The Portfolios bear all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, using the value of each Portfolio’s average daily net assets, at the respective annual rates specified below.

Portfolio	Management Fee	Effective Management Fee, Net of Waiver, if Applicable
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.72	*
Government Income Portfolio	0.40	0.40
Government Money Market Portfolio	0.30	0.30
Stock Index Portfolio	0.30% up to $4 billion 0.25% over $4 billion	0.30

*

The Manager has contractually agreed, through June 30, 2020, to waive a portion of its management fee equal to an annual rate of 0.032% of the average daily net assets of the Portfolio. Effective September 1, 2019, the Manager has contractually agreed to waive an additional 0.0003% of its investment management fee through June 30, 2021.

At December 31, 2019, the subadvisers that provide investment advisory services to the Portfolios are listed directly below. Where more than one subadviser is listed, each subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Conservative Balanced Portfolio	PFI & QMA
Diversified Bond Portfolio	PFI
Equity Portfolio	Jennison
Flexible Managed Portfolio	PFI & QMA
Global Portfolio	Brown, LSV, QMA, T. Rowe & William Blair
Government Income Portfolio	PFI
Government Money Market Portfolio	PFI
Stock Index Portfolio	QMA

The Series Fund, on behalf of the Portfolios, has a distribution agreement, pursuant to Rule 12b-1 under the 1940 Act, with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class I and Class II shares of the Portfolios. The Portfolios compensate PIMS for distributing and servicing the Portfolios’ Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Portfolios. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with the Manager, which acts as the administrator of the Class II shares of the Portfolios. The administration fee paid to the Manager is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

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The Series Fund, on behalf of the Portfolios, has entered into brokerage commission recapture agreements with certain registered broker-dealers. Under the brokerage commission recapture program, a portion of the commission is returned to the Portfolio on whose behalf the trades were made. Commission recapture is paid solely to those Portfolios generating the applicable trades. Such amounts are included within realized gain (loss) on investment transactions presented in the Statement of Operations. For the reporting period ended December 31, 2019, brokerage commission recaptured under these agreements was as follows:

Portfolio	Amount
Equity Portfolio	$140,611
Global Portfolio	28,947

PIMS, PGIM Investments, PGIM, Inc., QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential.

3.	Other Transactions with Affiliates

a.) Related Parties

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the transfer agent of the Portfolios. The transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Portfolios may invest their overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”) and their securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. The Portfolios may also invest in the PGIM Core Short-Term Bond Fund, pursuant to an exemptive order received from Securities Exchange Commission (“SEC”), a series of Prudential Investment Portfolios 2 (together with PGIM Core Ultra Short Bond Fund, the “Core Funds”) registered under the 1940 Act and managed by PGIM Investments. Through the Portfolios’ investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Funds and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Certain Portfolios may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Series Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Series Fund’s Rule 17a-7 procedures. For the reporting period ended December 31, 2019, no 17a-7 transactions were entered into by the Portfolios.

b.) Securities Lending and Foreign Withholding Tax Reclaim Matters

In September 2019, the Manager reached a settlement with the SEC relating to the securities lending and foreign withholding tax reclaim matters described below. Under the settlement, the Manager agreed to pay to the SEC disgorgement of fees and a civil penalty. The settlement does not affect the Manager’s ability to manage the Portfolios.

In February 2016, Prudential, the parent company of the Manager, self-reported to the SEC and certain other regulators that, in some cases, it failed to maximize securities lending income for certain Portfolios of the Series Fund due to a long-standing restriction benefitting Prudential. The Board was not notified of the restriction until after it had been removed. Prudential paid each of the affected Portfolios an amount equal to the estimated loss associated with the unauthorized restriction. At the Board’s direction, this payment occurred on June 30, 2016. The estimated opportunity loss was calculated by an independent consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the independent trustees of the Portfolios. The per share amount of opportunity loss payment to the Portfolios is disclosed in the Portfolios’ “Financial Highlights” as “Capital Contributions” for the fiscal year ended December 31, 2016.

B10

In March 2018, Prudential further notified the SEC that it failed to timely reimburse certain Portfolios for amounts due under protocols established to ensure that the Portfolios were not harmed as a result of their tax status as partnerships instead of regulated investment companies (RICs). Specifically, as a result of their partnership status, the Portfolios are subject to higher foreign withholding tax rates on dividend and interest income in certain foreign jurisdictions and/or are subject to delays in repayment of taxes withheld by certain foreign jurisdictions (collectively, “excess withholding tax”). Prudential’s protocols were intended to protect the Portfolios from these differences and delays. In consultation with the Series Fund’s independent trustees, Prudential paid each of the affected Portfolios an amount equal to the excess withholding tax in addition to an amount equal to the applicable Portfolio’s rate of return (“opportunity loss”) applied to these excess withholding tax amounts for periods from the various transaction dates, beginning January 2, 2006 (the date when the Portfolios were converted to partnerships for tax purposes), through February 28, 2018 (the date through which the previously established protocols were not uniformly implemented). The amount due to each Portfolio was calculated by Prudential with the help of a third-party consultant. Those amounts and the methodology used by Prudential to derive them, were evaluated and confirmed by a consultant retained by the Series Fund’s independent trustees. The excess withholding tax analysis considered detriments to the Portfolios due to their tax status as partnerships arising from both timing differences (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is reclaimable) as described above as well as permanent tax detriments (i.e., jurisdictions in which the Portfolio was subject to a higher withholding tax rate due to its tax status which is not reclaimable). Further, the opportunity loss due to each Portfolio also was calculated by a third-party consultant hired by Prudential whose calculation methodology was subsequently reviewed by a consultant retained by the Series Fund’s independent trustees. In May 2019, Prudential made an additional payment to the Portfolios relating to the opportunity loss upon the final review of the methodology used for the Portfolios’ rate of return calculation. The aggregate previously unreimbursed excess withholding tax and/or opportunity loss payments for each affected Portfolio are disclosed in the Portfolios’ “Statements of Changes in Net Assets” and “Financial Highlights” as “Capital Contributions” for the fiscal years ended December 31, 2018 and December 31, 2019.

In addition to the above, Prudential committed to the Series Fund’s independent trustees that it would pay all consulting, legal, audit, and other charges, fees and expenses incurred with the matters described above. Prudential has made and continues to make these payments.

During the reporting period and in consultation with the Series Fund’s independent trustees, Prudential instituted a process to reimburse the affected Portfolios for any future excess withholding tax on the first business day following the pay-date of the applicable dividend or interest income event regardless of whether the excess withholding tax is due to timing differences or permanent detriments resulting from the Portfolios’ partnership tax status.

In cases in which the excess withholding tax is due to timing differences and is reclaimable from the foreign jurisdiction, the affected Portfolios have the ability to recover the excess withholding tax withheld by filing a reclaim with the relevant foreign tax authority. To avoid a Portfolio receiving and retaining a duplicate payment for the same excess withholding tax, payments received by an applicable Portfolio from a foreign tax authority for reclaims for which a Portfolio previously received reimbursement from Prudential will be payable to Prudential. Pending tax reclaim amounts due to Prudential for excess withholding tax which Prudential previously paid to the Portfolios are reported as “Payable to affiliate” on the “Statement of Assets and Liabilities” and any amounts accrued but not yet reimbursed by Prudential for excess withholding tax is recorded as “Receivable from affiliate” on the Statement of Assets and Liabilities. The full amount of tax reclaims due to a Portfolio, inclusive of timing differences and routine tax reclaims for foreign jurisdictions where the Portfolios do not incur an excess withholding tax is included as “Tax reclaim receivable” on the “Statement of Assets and Liabilities.” To the extent that there are costs associated with the filing of any reclaim attributable to excess withholding tax, those costs are borne by Prudential.

The following amounts have been paid by Prudential for excess withholding taxes related to permanent tax detriments as described above for certain countries due to the Portfolios’ status as partnership for tax purposes.

Portfolio	2019 Payments
Conservative Balanced Portfolio	$11,450
Equity Portfolio	13,151
Flexible Managed Portfolio	19,183
Global Portfolio	135,890

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The following amounts have been paid by Prudential for excess withholding taxes related to timing differences as described above for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	2019 Payments
Conservative Balanced Portfolio	$31,171
Equity Portfolio	187,890
Flexible Managed Portfolio	34,603
Global Portfolio	222,184

The following capital contributions, as described above, have been paid in 2019 by Prudential for the opportunity loss associated with excess withholding taxes related to permanent tax detriments and timing differences for certain countries due to the Portfolios’ status as partnerships for tax purposes.

Portfolio	Capital Contributions
Conservative Balanced Portfolio	$13,184
Equity Portfolio	3
Flexible Managed Portfolio	14,632
Global Portfolio	85,664

4.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended December 31, 2019, were as follows:

Portfolio	Cost of Purchases	Proceeds from Sales
Conservative Balanced Portfolio	$1,876,818,723	$1,896,917,185
Diversified Bond Portfolio	383,279,866	360,747,528
Equity Portfolio	1,834,193,725	2,024,794,274
Flexible Managed Portfolio	4,740,353,234	4,778,320,384
Global Portfolio	285,003,496	319,000,008
Government Income Portfolio	466,444,350	485,787,002
Government Money Market Portfolio	—	—
Stock Index Portfolio	164,473,500	132,441,268

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended December 31, 2019, is presented as follows:

Conservative Balanced Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$ 60,098,231	$1,330,960	$61,559,701	$158,905	$(28,395)	$—	—	$1,330,768
PGIM Core Ultra Short Bond Fund*
321,028,979	505,300,425	571,183,231	—	—	255,146,173	255,146,173	6,682,172
PGIM Institutional Money Market Fund*
35,065,786	440,832,094	400,689,599	14,716	2,308	75,225,305	75,210,263	127,815	**

$416,192,996	$947,463,479	$1,033,432,531	$173,621	$(26,087)	$330,371,478		$8,140,755

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Diversified Bond Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$36,166,743	$880,128	$37,125,412	$545,350	$(466,809)	$—	—	$877,152
PGIM Core Ultra Short Bond Fund*
3,312,505	317,082,539	317,504,597	—	—	2,890,447	2,890,447	387,227
PGIM Institutional Money Market Fund*
5,294,940	121,153,109	93,136,969	4,275	(320)	33,315,035	33,308,374	38,088	**

$44,774,188	$439,115,776	$447,766,978	$549,625	$(467,129)	$36,205,482		$1,302,467

Equity Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$122,077,957	$865,779,166	$933,492,213	$—	$—	$54,364,910	54,364,910	$2,362,922
PGIM Institutional Money Market Fund*
233,962,135	2,642,825,449	2,655,942,877	58,738	(2,168)	220,901,277	220,857,106	660,547	**

$356,040,092	$3,508,604,615	$3,589,435,090	$58,738	$(2,168)	$275,266,187		$3,023,469

Flexible Managed Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$ 76,993,820	$1,705,137	$78,866,158	$3,561,970	$(3,394,769)	$—	—	$1,705,137
PGIM Core Ultra Short Bond Fund*
219,948,136	830,528,398	897,097,477	—	—	153,379,057	153,379,057	4,195,024
PGIM Institutional Money Market Fund*
42,949,501	987,682,405	912,982,063	24,987	(64)	117,674,766	117,651,235	234,519	**

$339,891,457	$1,819,915,940	$1,888,945,698	$3,586,957	$(3,394,833)	$271,053,823		$6,134,680

Global Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$29,089,153	$312,197,791	$305,936,148	$—	$—	$35,350,796	35,350,796	$813,008
PGIM Institutional Money Market Fund*
42,891,241	335,531,047	331,966,428	9,590	1,109	46,466,559	46,457,268	109,841	**

$71,980,394	$647,728,838	$637,902,576	$9,590	$1,109	$81,817,355		$922,849

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Government Income Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Short-Term Bond Fund*
$22,597,532	$598,142	$16,000,000	$1,126,863	$(1,036,590)	$7,285,947	791,091	$428,785
PGIM Core Ultra Short Bond Fund*
2,506	107,010,380	101,971,170	—	—	5,041,716	5,041,716	239,843
PGIM Institutional Money Market Fund*
—	3,448,593	3,448,593	—	—	—	—	839	**

$22,600,038	$111,057,115	$121,419,763	$1,126,863	$(1,036,590)	$12,327,663		$669,467

Stock Index Portfolio

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 78,324,947	$250,444,709	$240,105,819	$—	$—	$88,663,837	88,663,837	$2,124,764
PGIM Institutional Money Market Fund*
95,420,772	1,717,720,050	1,574,626,500	43,282	(12,869)	238,544,735	238,497,036	379,653	**

$173,745,719	$1,968,164,759	$1,814,732,319	$43,282	$(12,869)	$327,208,572		$2,504,417

*	The Fund did not have any capital gain distributions during the reporting period.
**	Represents the affiliated amount of securities lending income shown on the Statement of Operations.

5.	Tax Information

All Portfolios are treated as partnerships for federal income tax purposes. The character of the cash distributions, if any, made by the partnerships is generally classified as nontaxable return of capital distributions. After each fiscal year each shareholder of record will receive information regarding their distributive allocable share of the partnership’s income, gains, losses and deductions.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate fair market value.

The Manager has analyzed the Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Portfolios’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2019 are subject to such review.

6.	Borrowings

The Series Fund, on behalf of the Portfolios, (excluding the Government Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 –10/1/2020	10/4/2018 –10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

B14

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The following Portfolios utilized the SCA during the year ended December 31, 2019. The average balance outstanding is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Average Balance Outstanding	Weighted Average Interest Rates	Number of Days Outstanding	Maximum Balance Outstanding	Balance Outstanding at December 31, 2019
Diversified Bond Portfolio	$408,500	3.50%	6	$708,000	$—
Equity Portfolio	279,000	3.05	1	279,000	—
Global Portfolio	142,000	3.26	4	190,000	—
Government Income
Portfolio	403,250	3.70	16	2,535,000	—

7.	Capital and Ownership

The Portfolios offer Class I shares and certain Portfolios offer Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. Class I shares are also offered to separate accounts of non-affiliated insurers for which Prudential or its affiliates administer and/or reinsure the variable life insurance or variable annuity contracts issued in connection with the separate accounts. The separate accounts invest in shares of the Portfolios through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Portfolios to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts.

As of December 31, 2019, the following number of shares of the Portfolios were owned of record directly or by other Portfolios as part of their investments by insurance affiliates of Prudential Financial, Inc.

Portfolio	Number of Shares	Percentage of Outstanding Shares
Conservative Balanced Portfolio	82,701,191	100%
Diversified Bond Portfolio	80,351,744	98%
Equity Portfolio - Class I	74,563,997	100%
Flexible Managed Portfolio	126,104,682	100%
Global Portfolio	30,454,972	100%
Government Income Portfolio	17,617,014	100%
Government Money Market Portfolio	59,897,412	100%
Stock Index Portfolio	64,070,473	100%

The following number of shareholders of record, each holding greater than 5% of the Portfolio, held the following percentage of outstanding shares, on behalf of multiple beneficial owners:

	Affiliated		Unaffiliated
Portfolio	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
Conservative Balanced Portfolio	3	100%	—	—%
Diversified Bond Portfolio	3	98	—	—

B15

	Affiliated		Unaffiliated
Portfolio	Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
Equity Portfolio	3	100%	—	—%
Flexible Managed Portfolio	3	100	—	—
Global Portfolio	2	98	—	—
Government Income Portfolio	2	98	—	—
Government Money Market Portfolio	2	95	—	—
Stock Index Portfolio	3	100	—	—

Transactions in shares of beneficial interest of the Equity Portfolio were as follows:

Equity Portfolio

Class I:	Shares	Amount
Year ended December 31, 2019:
Portfolio shares sold	102,565	$5,848,661
Portfolio shares repurchased	(5,496,601)	(313,401,998)
Capital contributions	—	3

Net increase (decrease) in shares outstanding	(5,394,036)	$(307,553,334)

Year ended December 31, 2018:
Portfolio shares sold	288,901	$15,724,745
Portfolio shares repurchased	(6,033,417)	(328,510,611)
Capital contributions	—	3,503,826

Net increase (decrease) in shares outstanding	(5,744,516)	$(309,282,040)

Class II:
Year ended December 31, 2019:
Portfolio shares sold	1	$39
Portfolio shares repurchased	(2,102)	(115,498)

Net increase (decrease) in shares outstanding	(2,101)	$(115,459)

Year ended December 31, 2018:
Portfolio shares sold	9,548	$526,666
Portfolio shares repurchased	(12,293)	(673,039)
Capital contributions	—	1,333

Net increase (decrease) in shares outstanding	(2,745)	$(145,040)

8.	Risks of Investing in the Portfolios

The Portfolios’ risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk:    The Portfolios’ holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Portfolios for redemption before it matures and the Portfolios may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk:    Derivatives involve special risks and costs and may result in losses to the Portfolios. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Portfolios will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Portfolios. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Portfolios’ derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet

B16

its obligations to the Portfolios.

Emerging Markets Risk:    The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility.

Equity and Equity-Related Securities Risks:    The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Portfolios invest could go down. The Portfolios’ holdings can vary significantly from broad market indexes and the performance of the Portfolios can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk:    The Portfolios’ investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Portfolios may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Portfolios’ investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Geographic Concentration Risk:    The Portfolios’ performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Portfolios invest. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Interest Rate Risk:    The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Portfolios may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Portfolios’ holdings may fall sharply. This is referred to as “extension risk”. The Portfolios may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Portfolios’ investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk:    The Portfolios may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Portfolios are difficult to purchase or sell. Liquidity risk includes the risk that the Portfolios may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Portfolios are forced to sell these investments to pay redemption proceeds or for other reasons, the Portfolios may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Portfolios may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Portfolios’ value or prevent the Portfolios from being able to take advantage of other investment opportunities.

Market and Credit Risk:    Securities markets may be volatile and the market prices of the Portfolios’ securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Portfolios fall, the value of an investment in the Portfolios will decline.Additionally, the Portfolios may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolios have unsettled or open transactions defaults.

Risks of Investing in equity REITs:    Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

B17

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Portfolios will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which they invest, in addition to the expenses of the Portfolios.

Risks of Investing in Treasury Inflation Protected Securities (TIPS):    The value of TIPS generally fluctuates in response to inflationary concerns. As inflationary expectations increase, TIPS will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, TIPS will become less attractive and less valuable. Although the principal value of TIPS declines in periods of deflation, holders at maturity receive no less than the par value of the bond. However, if the Portfolios purchase TIPS in the secondary market, where principal values have been adjusted upward due to inflation since issuance, they may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period the Portfolios hold TIPS, the Portfolios may earn less on the security than on a conventional bond.

U.S. Government and Agency Securities Risk:    U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

9.	Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Portfolios’ policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has adopted the aspects related to the removal and modification of certain fair value measurement disclosures under the ASU. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

B18

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$26.50		$27.17		$24.18	$22.54		$22.45

Income (Loss) From Investment Operations:
Net investment income (loss)	0.59		0.53		0.45	0.42		0.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.31		(1.20)		2.54	1.20		(0.30)

Total from investment operations	4.90		(0.67)		2.99	1.62		0.09

Capital Contributions	—	(b)(c)	—	(b)(c)	—	0.02	(d)	—

Net Asset Value, end of year	$31.40		$26.50		$27.17	$24.18		$22.54

Total Return(e)	18.49	%(f)	(2.47	)%(f)	12.37%	7.28	%(g)	0.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,597		$2,370		$2,595	$2,473		$2,554
Average net assets (in millions)	$2,506		$2,535		$2,535	$2,487		$2,522
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.59%		0.59%		0.58%	0.58%		0.58%
Expenses before waivers and/or expense reimbursement	0.59%		0.59%		0.58%	0.58%		0.58%
Net investment income (loss)	2.02%		1.94%		1.75%	1.79%		1.70%
Portfolio turnover rate(i)	90%		101%		136%	185%		208%

	Diversified Bond Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$13.12		$13.14		$12.28	$11.64		$11.66

Income (Loss) From Investment Operations:
Net investment income (loss)	0.49		0.45		0.42	0.43		0.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.94		(0.48)		0.44	0.21		(0.43)

Total from investment operations	1.43		(0.03)		0.86	0.64		(0.02)

Capital Contributions	—		0.01	(b)	—	—	(c)(d)	—

Net Asset Value, end of year	$14.55		$13.12		$13.14	$12.28		$11.64

Total Return(e)	10.90%		(0.15	)%(j)	7.00%	5.50	%(f)	(0.17)%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,190		$1,123		$1,145	$1,105		$1,085
Average net assets (in millions)	$1,166		$1,132		$1,123	$1,121		$1,074
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.44%		0.44%		0.44%	0.44%		0.46%
Expenses before waivers and/or expense reimbursement	0.44%		0.44%		0.44%	0.44%		0.46%
Net investment income (loss)	3.53%		3.44%		3.28%	3.52%		3.48%
Portfolio turnover rate(i)	48%		51%		71%	49%		81%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 7.19%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (0.23)%.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio—Class I
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$49.02		$51.52		$40.96	$39.47		$38.56

Income (Loss) From Investment Operations:
Net investment income (loss)	0.66		0.53		0.41	0.38		0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.50		(3.07)		10.15	1.07		0.57

Total from investment operations	14.16		(2.54)		10.56	1.45		0.91

Capital Contributions	—	(b)(c)	0.04	(b)	—	0.04	(d)	—

Net Asset Value, end of year	$63.18		$49.02		$51.52	$40.96		$39.47

Total Return(e)	28.89	%(f)	(4.85	)%(g)	25.78%	3.78	%(h)	2.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,711		$3,920		$4,416	$3,742		$3,846
Average net assets (in millions)	$4,407		$4,497		$4,099	$3,615		$3,959
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.47%		0.47%		0.47%	0.47%		0.47%
Expenses before waivers and/or expense reimbursement	0.47%		0.47%		0.47%	0.47%		0.47%
Net investment income (loss)	1.16%		0.98%		0.89%	1.01%		0.86%
Portfolio turnover rate(j)	43%		37%		55%	39%		37%

	Equity Portfolio—Class II
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$48.37		$51.04		$40.74	$39.42		$38.66

Income (Loss) From Investment Operations:
Net investment income (loss)	0.43		0.32		0.23	0.23		0.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	13.29		(3.03)		10.07	1.05		0.58

Total from investment operations	13.72		(2.71)		10.30	1.28		0.76

Capital Contributions	—	(b)(c)	0.04	(b)	—	0.04	(d)	—

Net Asset Value, end of year	$62.09		$48.37		$51.04	$40.74		$39.42

Total Return(e)	28.36	%(f)	(5.23	)%(g)	25.28%	3.35	%(h)	1.97%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2		$2		$2	$2		$2
Average net assets (in millions)	$2		$2		$2	$2		$2
Ratios to average net assets(i):
Expenses after waivers and/or expense reimbursement	0.87%		0.87%		0.87%	0.87%		0.87%
Expenses before waivers and/or expense reimbursement	0.87%		0.87%		0.87%	0.87%		0.87%
Net investment income (loss)	0.76%		0.59%		0.50%	0.61%		0.46%
Portfolio turnover rate(j)	43%		37%		55%	39%		37%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)

Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (4.93)% and (5.31)% for Class I and Class II, respectively.

(h)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 3.68% and 3.25% for Class I and Class II, respectively.

(i)	Does not include expenses of the underlying funds in which the Portfolio invests.

(j)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$28.63		$29.88		$25.99	$23.95		$23.71

Income (Loss) From Investment Operations:
Net investment income (loss)	0.61		0.53		0.45	0.44		0.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	5.08		(1.78)		3.44	1.58		(0.18)

Total from investment operations	5.69		(1.25)		3.89	2.02		0.24

Capital Contributions	—	(b)(c)	—	(b)(c)	—	0.02	(d)	—

Net Asset Value, end of year	$34.32		$28.63		$29.88	$25.99		$23.95

Total Return(e)	19.87	%(f)	(4.18	)%(f)	14.97%	8.52	%(g)	1.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,328		$3,834		$4,230	$3,890		$3,769
Average net assets (in millions)	$4,127		$4,157		$4,043	$3,799		$3,878
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.63%		0.63%		0.62%	0.63%		0.63%
Expenses before waivers and/or expense reimbursement	0.63%		0.63%		0.62%	0.63%		0.63%
Net investment income (loss)	1.92%		1.75%		1.62%	1.78%		1.74%
Portfolio turnover rate(i)(j)	125%		139%		175%	203%		213%

	Global Portfolio
	Year Ended December 31,
	2019		2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$31.83		$34.33		$27.50	$26.33		$25.72

Income (Loss) From Investment Operations:
Net investment income (loss)	0.52		0.47		0.42	0.34		0.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	9.14		(2.99)		6.41	0.81		0.27

Total from investment operations	9.66		(2.52)		6.83	1.15		0.61

Capital Contributions.	—	(b)(c)	0.02	(b)	—	0.02	(d)	—

Net Asset Value, end of year	$41.49		$31.83		$34.33	$27.50		$26.33

Total Return(e)	30.39	%(f)	(7.28	)%(k)	24.84%	4.44	%(l)	2.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,264		$1,007		$1,133	$955		$965
Average net assets (in millions)	$1,158		$1,140		$1,052	$942		$813
Ratios to average net assets(h):
Expenses after waivers and/or expense reimbursement	0.77%		0.77%		0.79%	0.80%		0.81%
Expenses before waivers and/or expense reimbursement	0.80%		0.80%		0.81%	0.81%		0.82%
Net investment income (loss)	1.41%		1.33%		1.34%	1.29%		1.28%
Portfolio turnover rate(i)	26%		28%		33%	40%		33%

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 8.44%.

(h)	Does not include expenses of the underlying funds in which the Portfolio invests.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	The Portfolio accounts for mortgage dollar roll transactions as purchases and sales which, as a result, can increase its portfolio turnover rate.

(k)	Total return for the period includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been (7.34)%.

(l)	Total return for the period includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 4.36%.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2019	2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$12.70	$12.62		$12.26	$12.00		$11.92

Income (Loss) From Investment Operations:
Net investment income (loss)	0.31	0.28		0.23	0.20		0.18
Net realized and unrealized gain (loss) on investment transactions	0.53	(0.20)		0.13	0.06		(0.10)

Total from investment operations	0.84	0.08		0.36	0.26		0.08

Capital Contributions	—	—	(b)(c)	—	—	(c)(d)	—

Net Asset Value, end of year	$13.54	$12.70		$12.62	$12.26		$12.00

Total Return(e)	6.61%	0.63	%(f)	2.94%	2.17	%(f)	0.67%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$239	$221		$244	$226		$232
Average net assets (in millions)	$235	$231		$252	$236		$325
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.52%	0.51%		0.53%	0.51%		0.48%
Expenses before waivers and/or expense reimbursement	0.52%	0.51%		0.53%	0.51%		0.48%
Net investment income (loss)	2.34%	2.28%		1.84%	1.60%		1.48%
Portfolio turnover rate(h)(i)	269%	284%		495%	705%		746%

	Government Money Market Portfolio
	Year Ended December 31,
	2019	2018		2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$10.00	$10.00		$10.00	$10.00		$10.00

Income (Loss) From Investment Operations:
Net investment income (loss) and realized gains (losses)	0.19	0.15		0.06	0.01		—	(c)
Less Dividends and Distributions	(0.19)	(0.15)		(0.06)	(0.01)		—	(c)

Net Asset Value, end of year	$10.00	$10.00		$10.00	$10.00		$10.00

Total Return(e)	1.92%	1.53%		0.56%	0.10%		—	%(j)
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$600	$536		$560	$724		$651
Average net assets (in millions)	$563	$560		$665	$717		$725
Ratios to average net assets(g):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%		0.35%	0.35%		0.19%
Expenses before waivers and/or expense reimbursement	0.35%	0.35%		0.35%	0.35%		0.44%
Net investment income (loss)	1.88%	1.52%		0.55%	0.09%		—	%(j)

(a)	Calculated based on average shares outstanding during the year.

(b)

Represents payment received by the Portfolio, from Prudential, in connection with the failure to timely compensate the Portfolio for the excess foreign withholding tax withheld on dividends and interest from certain countries due to the Portfolio’s tax status as a partnership.

(c)	Less than $0.005 per share.

(d)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(e)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(f)	Total return for the year includes the impact of the capital contribution, which was not material to the total return.

(g)	Does not include expenses of the underlying funds in which the Portfolio invests.

(h)	The Portfolio accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.

(i)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

(j)	Less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2019	2018	2017	2016		2015
Per Share Operating Performance(a):
Net Asset Value, beginning of year	$56.64	$59.38	$50.70	$48.59		$49.33

Income (Loss) From Investment Operations:
Net investment income (loss)	1.12	1.00	0.92	0.89		0.86
Net realized and unrealized gain (loss) on investment transactions	16.48	(3.74)	9.75	4.52		(0.26)

Total from investment operations	17.60	(2.74)	10.67	5.41		0.60

Less Dividends and Distributions	—	—	(1.99)	(3.37)		(1.34)
Capital Contributions	—	—	—	0.07	(b)	—

Net Asset Value, end of year	$74.24	$56.64	$59.38	$50.70		$48.59

Total Return(c)	31.07%	(4.61)%	21.46%	11.83	%(d)	1.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,757	$3,672	$3,928	$3,305		$3,010
Average net assets (in millions)	$4,298	$4,051	$3,630	$3,122		$3,299
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	0.31%	0.31%	0.32%	0.32%		0.32%
Expenses before waivers and/or expense reimbursement	0.31%	0.31%	0.32%	0.34%		0.37%
Net investment income (loss)	1.69%	1.63%	1.69%	1.84%		1.74%
Portfolio turnover rate(f)	3%	4%	4%	5%		9%

(a)	Calculated based on average shares outstanding during the year.

(b)	Represents payment received by the Portfolio, from Prudential, in connection with the failure to maximize securities lending income due to a restriction that benefited Prudential.

(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Total return for the year includes the impact of the capital contribution. Excluding the capital contribution, the total return would have been 11.69%.

(e)	Does not include expenses of the underlying funds in which the Portfolio invests.

(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS OF THE PORTFOLIOS AND BOARD OF TRUSTEES

THE PRUDENTIAL SERIES FUND:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of each of the portfolios listed in Appendix A, each a portfolio of The Prudential Series Fund, (the Portfolios), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, or brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Insurance investment companies since 2003.

New York, New York

February 24, 2020

D1

Appendix A

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio

Stock Index Portfolio

D2

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

Information about the Trustees and the officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the Investment Company Act of 1940 (1940 Act), are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Trustees oversee the operations of the Trust and appoint officers who are responsible for day-to-day business decisions based on policies set by the Board.

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Susan Davenport Austin 10/19/1967 No. of Portfolios Overseen: 109	Chief Financial Officer of Grace Church School (Since September 2019); formerly Senior Managing Director of Brock Capital (2014-2019); formerly Vice Chairman (2013-2017), Senior Vice President and Chief Financial Officer (2007-2012) and Vice President of Strategic Planning and Treasurer (2002-2007) of Sheridan Broadcasting Corporation; formerly President of Sheridan Gospel Network (2004-2014); formerly Vice President, Goldman, Sachs & Co. (2000-2001); formerly Associate Director, Bear, Stearns & Co. Inc. (1997-2000); formerly Vice President, Salomon Brothers Inc. (1993-1997); Member of the Board of Directors, The MacDowell Colony (Since 2010); formerly Chairman (2011-2014), formerly Presiding Director (2014-2017) and currently a Member (2007-present) of the Board of Directors, Broadcast Music, Inc.; Member of the Board of Directors, Hubbard Radio, LLC (Since 2011); President, Candide Business Advisors, Inc. (Since 2011); formerly Member of the Board of Directors, National Association of Broadcasters (2004-2010).	Director of NextEra Energy Partners, LP (NYSE: NEP) (Since February 2015); Director of Broadcast Music, Inc. (Since 2007).	Since February 2011
Sherry S. Barrat 11/13/1949 No. of Portfolios Overseen: 109	Formerly Vice Chairman of Northern Trust Corporation (financial services and banking institution) (2011-June 2012); formerly President, Personal Financial Services, Northern Trust Corporation (2006-2010); formerly Chairman & CEO, Western US Region, Northern Trust Corporation (1999-2005); formerly President & CEO, Palm Beach/Martin County Region, Northern Trust.	Director of NextEra Energy, Inc. (NYSE: NEE) (1998-Present); Director of Arthur J. Gallagher & Company (Since July 2013).	Since January 2013
Jessica M. Bibliowicz 11/28/1959 No. of Portfolios Overseen: 109	Formerly Senior Adviser (2013-2019) of Bridge Growth Partners (private equity firm); formerly Director (2013-2016) of Realogy Holdings Corp. (residential real estate services); formerly Chief Executive Officer (1999-2013) of National Financial Partners (independent distributor of financial services products).	Formerly Director (2006-2019) of The Asia Pacific Fund, Inc.; Sotheby’s (Since 2014) (auction house and art-related finance).	Since September 2014
Kay Ryan Booth 11/1/1950 No. of Portfolios Overseen: 109	Partner, Trinity Private Equity Group (Since September 2014); formerly, Managing Director of Cappello Waterfield & Co. LLC (2011-2014); formerly Vice Chair, Global Research, J.P. Morgan (financial services and investment banking institution) (June 2008-January 2009); formerly Global Director of Equity Research, Bear Stearns & Co., Inc. (financial services and investment banking institution) (1995-2008); formerly Associate Director of Equity Research, Bear Stearns & Co., Inc. (1987-1995).	None.	Since January 2013
Stephen M. Chipman 10/26/1961 No. of Portfolios Overseen: 109	Formerly Group Managing Director, International Expansion and Regional Managing Director, Americas of Vistra (June 2018-June 2019); formerly Chief Executive Officer and Director of Radius (2016-2018); formerly Senior Vice Chairman (January 2015-October 2015) and Chief Executive Officer (January 2010-December 2014) of Grant Thornton LLP.	Non-Executive Chairman (Since September 2019) of Litera Microsystems.	Since January 2018
Robert F. Gunia 12/15/1946 No. of Portfolios Overseen: 109	Formerly Director of ICI Mutual Insurance Company (June 2016-June 2019; June 2012-June 2015); formerly Chief Administrative Officer (September 1999-September 2009) and Executive Vice President (December 1996-September 2009) of PGIM Investments LLC; formerly Executive Vice President (March 1999-September 2009) and Treasurer (May 2000-September 2009) of Prudential Mutual Fund Services LLC; formerly President (April 1999-December 2008) and Executive Vice President and Chief Operating Officer (December 2008-December 2009) of Prudential Investment Management Services LLC; formerly Chief Administrative Officer, Executive Vice President and Director (May 2003-September 2009) of AST Investment Services, Inc.	Formerly Director (1989-2019) of The Asia Pacific Fund, Inc.	Since July 2003
Thomas T. Mooney 11/11/1941 No. of Portfolios Overseen: 109	Formerly Chief Executive Officer, Excell Partners, Inc. (2005-2007); founding partner of High Technology of Rochester and the Lennox Technology Center; formerly President of the Greater Rochester Metro Chamber of Commerce (1976-2004); formerly Rochester City Manager (1973); formerly Deputy Monroe County Executive (1974-1976).	None.	Since July 2003

E1

Independent Trustees
Name Date of Birth No. of Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held	Length of Board Service
Thomas M. O’Brien 12/5/1950 No. of Portfolios Overseen: 109	Vice Chairman of Emigrant Bank and President of its Naples Commercial Finance Division (Since October 2018); formerly Director, President and CEO Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Consultant, Valley National Bancorp, Inc. and Valley National Bank (January 2012-June 2012); formerly President and COO (November 2006-April 2017) and CEO (April 2007-December 2011) of State Bancorp, Inc. and State Bank; formerly Vice Chairman (January 1997-April 2000) of North Fork Bank; formerly President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.	Formerly Director, Sun Bancorp, Inc. N.A. (NASDAQ: SNBC) and Sun National Bank (July 2014-February 2018); formerly Director, BankUnited, Inc. and BankUnited N.A. (NYSE: BKU) (May 2012-April 2014); formerly Director (April 2008-January 2012) of Federal Home Loan Bank of New York; formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (November 2006-January 2012) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.	Since July 2003

Interested Trustee
Timothy S. Cronin 12/21/1965 No. of Portfolios Overseen: 109	Vice President of Prudential Annuities (Since June 2015); Senior Vice President of PGIM Investments LLC (Since May 2009); Chief Investment Officer and Strategist of Prudential Annuities (Since January 2004); Director of Investment & Research Strategy (Since February 1998); President of AST Investment Services, Inc. (Since June 2005).	None.	Since October 2009

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Ken Allen 1/24/1969 Vice President	Vice President of Investment Management (since December 2009)	Since June 2019
Raymond A. O’Hara 9/19/1955 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988-August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012
Andrew R. French 12/22/1962 Secretary	Vice President within PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006
Jonathan D. Shain 8/9/1958 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005
Claudia DiGiacomo 10/14/1974 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).	Since December 2005
Melissa Gonzalez 2/10/1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2019
Dino Capasso 8/19/1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-July 2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

E2

Trust Officers(a)
Name Date of Birth Position with the Trust	Principal Occupation(s) During the Past Five Years	Length of Service as Trust Officer
Charles H. Smith 1/11/1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy (August 1998-January 2007).	Since January 2017
Christian J. Kelly 5/5/1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019
Lana Lomuti 6/7/1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Alina Srodecka, CPA 8/19/1966 Assistant Treasurer	Vice President of Tax at Prudential Financial, Inc. (Since August 2007); formerly Director of Tax at MetLife (January 2003-May 2006); formerly Tax Manager at Deloitte & Touché (October 1997-January 2003); formerly Staff Accountant at Marsh & McLennan (May 1994-May 1997).	Since June 2017

(a) Excludes Mr. Cronin, an Interested Trustee who also serves as President.

Explanatory Notes to Tables:

Trustees are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments and/or an affiliate of PGIM Investments. Timothy S. Cronin is an Interested Trustee because he is employed by an affiliate of the Manager.

Unless otherwise noted, the address of all Trustees and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102.

There is no set term of office for Trustees or Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 78, provided that the Board may extend the retirement age on a year-by-year basis for a Trustee.

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

“No. of Portfolios Overseen” includes all investment companies managed by PGIM Investments and/or ASTIS that are overseen by the Trustee. The investment companies for which PGIM Investments and/or ASTIS serves as Manager include The Prudential Variable Contract Accounts, The Prudential Series Fund, Advanced Series Trust, Prudential’s Gibraltar Fund, Inc., the PGIM Funds, the PGIM High Yield Bond Fund, Inc. and PGIM Global High Yield Fund, Inc.

E3

The toll-free number shown below can be used to make transfers and reallocations, review how your premiums are being allocated, and receive current investment option values in your contract. Unit values for each investment option are available to all participants from the toll-free number. Please be sure to have your contract number available when you call.

(800) 458-6333

Investors should consider the contract and the underlying portfolios’ investment objectives, risks, charges and expenses carefully before investing. This and other important information is contained in the prospectuses that can be obtained from your financial professional. You should read the prospectuses carefully before investing.

This report includes the financial statements of VCA-10, and the portfolios of The Prudential Series Fund (the “Funds”) available through VCA-11 and VCA-24.

This report does not include separate account financials for the VCA-11 and VCA-24 Subaccounts. If you would like separate account financial statements, please call the telephone number on the inside back cover of this report.

Annuity contracts contain exclusions, limitations, reductions of benefits, and terms for keeping them in force. Your plan sponsor or licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

Information regarding how the VCA-10 voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov and on VCA-10’s website.

The MEDLEY Program Statement of Additional Information contains additional information about the Committee Members of VCA-10 and is available without charge upon request by calling (800) 458-6333.

VCA-10 will file with the Commission a complete listing of portfolio holdings as of the end of the first and third quarters on Form N-PORT. Form N-PORT will be available on the Commission’s website at www.sec.gov or call (800) 732-0330. MEDLEY participants may obtain copies of Form N-PORT filings by calling (800) 458-6333.

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3714	Presorted Standard U.S. Postage PAID Prudential

©2020 Prudential Financial, Inc. and its related entities. PGIM Investments, the Prudential logo, the Rock symbol, and Bring Your Challenges are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

MD.RS.011

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item. Effective January 1, 2020, Ms. Grace C. Torres joined the Board’s Audit Committee and succeeded Mr. Kevin J. Bannon as the Audit Committee Chair and “audit committee financial expert”. She is “independent” for the purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2019 and December 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $24,651 and $24,407 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(c) Tax Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(d) All Other Fees

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended December 31, 2019 and December 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2019 and December 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item	5 – Audit Committee of Listed Registrants – Not applicable.

Item  6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item  7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item	8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item  9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item	10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item	11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:        The Prudential Variable Contract Account-10

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	February 24, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	February 24, 2020

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	February 24, 2020